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UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number: 811-05371

Russell Investment Funds

(Exact name of registrant as specified in charter)

909 A Street, Tacoma Washington 98402

(Address of principal executive offices) (Zip code)

Gregory J. Lyons, Assistant Secretary

Russell Investment Funds

909 A Street

Tacoma, Washington 98402

253-439-2406

(Name and address of agent for service)

Registrant’s telephone number, including area code: 253-572-9500

Date of fiscal year end: December 31

Date of reporting period: January 1, 2008 to December 31, 2008

Item 1.	Reports to Stockholders

2008 ANNUAL REPORT

Russell Investment Funds

LifePoints® Funds Variable Target Portfolio Series

DECEMBER 31, 2008

FUND

Moderate Strategy Fund

Balanced Strategy Fund

Growth Strategy Fund

Equity Growth Strategy Fund

Russell Investment Funds

Russell Investment Funds is a series investment company with nine different investment portfolios referred to as Funds. These financial statements report on four of these Funds.

Russell Investment Funds

LifePoints® Funds

Variable Target Portfolio Series

Annual Report

December 31, 2008

Russell Investment Funds - LifePoints® Funds Variable Target Portfolio Series

Copyright© Russell Investments 2009. All rights reserved.

Russell Investments is a Washington, USA corporation, which operates through subsidiaries worldwide and is a subsidiary of The Northwestern Mutual Life Insurance Company.

Fund objectives, risks, charges and expenses should be carefully considered before investing. A prospectus containing this and other important information must precede or accompany this material. Please read the prospectus carefully before investing.

Securities products and services offered through Russell Financial Services, Inc. (effective June 2, 2008, the name changed from Russell Fund Distributors, Inc.), member FINRA, part of Russell Investments.

Indices and benchmarks are unmanaged and cannot be invested in directly. Returns represent past performance, are not a guarantee of future performance, and are not indicative of any specific investment. Index return information is provided by vendors and although deemed reliable, is not guaranteed by Russell Investments or its affiliates.

Russell Investments is the owner of the trademarks, service marks, and copyrights related to its respective indexes.

Performance quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted.

To Our Shareholders

We are pleased to provide you with the Russell Investment Funds 2008 Annual Report. It includes portfolio management discussions and fund-specific details that will give you an in-depth understanding of fund performance for the fiscal year ended December 31, 2008.

It would be an understatement to say that 2008 has been a difficult year and the market crisis of the past couple of months has defied all predictions. Virtually no sector of the financial industry or the economy has been spared.

All of us at Russell want you to know that we are sensitive to investor concerns. While market events have impacted the performance of the funds, we believe that investors are well-served by remaining focused on long-term disciplined investing in well-diversified, asset allocated portfolios.

The Russell Investments team has years of experience in managing people’s money through various market cycles, trends and turnarounds. As always, we are monitoring our investment managers closely to ensure their adherence to their long-term strategies despite the recent disruptions.

As we all collectively weather this storm, we believe now is the perfect time for you to talk with your financial advisor to ensure that your portfolio remains aligned with your long term goals.

Each and every day we strive to improve financial security for people. We will not waiver in that commitment and sincerely appreciate your continued support.

Best regards,

Greg Stark

Chief Executive Officer, Chairman and President

Russell Investment Management Company

To Our Shareholders	3

Russell Investment Funds

Market Summary as of December 31, 2008 (Unaudited)

U.S. Equity Markets

For the fiscal year ending December 31, 2008, U.S. equity markets were remarkably weak, with the broad market Russell 3000® Index posting a 37.3% drop amid the worst financial crisis in almost a century. Major bankruptcies, the freezing of credit markets, and the widespread global recession fears which ensued — particularly during the third quarter and first half of the fourth quarter — drove investors to sell riskier assets as fear and panic pervaded the market.

The economic crisis stemmed from issues in the financial sector. The U.S. housing market stood at the center of the financial sector’s problems. The housing slowdown that began in the summer of 2006 and continued in 2007 intensified throughout this fiscal year and led to rising loan default rates and home foreclosures which, in turn, led to further housing weakness. As home prices dropped and default rates increased, the value of derivative instruments, such as mortgage-backed securities, whose values were based on these mortgages, plummeted. This forced banks to take massive write-downs of book values as required by mark-to-market accounting. With the lack of certainty about the real book value of assets on the balance sheets of banks, banks have been unable and/or hesitant to lend funds to other banks. Despite aggressive interest rate cuts by the Federal Reserve Board (the “Federal Reserve”), which took the Federal Funds rate from 5.25% (in third quarter 2007) to a range between 0% and 0.25% (at fiscal year end), mortgage and other lending rates did not come down as quickly as banks used the wider lending spread to offset their substantial write-downs on book values. Over the last month and a half of the year, however, these rates did start to drop sharply. In addition to higher interest rates, banks having stricter lending standards had a profound impact on the availability of affordable credit for potential homebuyers, small businesses, and other borrowers.

Due to write-downs, dwindling capital bases and a crisis of confidence in their businesses, several large banks, brokers, mortgage companies and insurance companies filed for bankruptcy, were seized by the federal government and resold, or were bailed out by the government during the fiscal year, with the most notable ones being Countrywide Financial, Bear Stearns, IndyMac Bancorp, Lehman Brothers, Federal National Mortgage Association (Fannie Mae), Federal Home Loan Mortgage Corporation (Freddie Mac), American International Group (AIG), Washington Mutual and Wachovia. Amid concerns of additional bankruptcies and uncertainty surrounding which institutions may be bailed out by the government, the fear-driven environment has persisted. In addition, there have been a number of problems at hedge funds, leading to massive deleveraging, or forced selling of assets, in order to meet client redemptions. This forced selling of assets has put severe downward pressure on many securities, particularly the highly-liquid larger cap U.S. stocks, regardless of those securities’ fundamentals.

After more than four years of strong growth, corporate profits had dipped fairly sharply by the end of 2008, especially in the financial services sector. The growth rate of gross domestic product also fell, although it stayed marginally positive until the third quarter report which showed a contraction of 0.5%, the worst since the 2001 recession. There was significant deterioration since then, as fourth quarter GDP estimates are -4.2% on average. A significant reduction in consumer spending had the most substantial negative impact on the GDP number, as consumers became fearful due to rising unemployment levels, declining home values and increased difficulty in getting loans. The Consumer Confidence Index released by the Conference Board decreased to 38 in October — the lowest value in the history of the Index (started in February 1967). It increased slightly in November, before dropping back to the all-time low of 38 in December. The first half of the year also featured the negative impact of higher energy prices on consumer spending. Oil prices reached $147/barrel in mid-July before dropping sharply to below $40/barrel in December.

Although the domestic economy slowed during the fiscal year, some segments of the U.S. equity market were helped in the first half of the year by strong exports to faster-growing, developing, non-U.S. economies. With approximately 40% of U.S. corporations’ revenues derived from international customers, the declining U.S. dollar in the first half of 2008 provided increased demand for U.S. products abroad. During the second half of the year, however, the U.S. dollar rallied and the global economy slowed considerably. After being rewarded in the first half of 2008, exposure to companies tied to the global economy underwent a strong reversal that began in July 2008 and has been swift and dramatic. Higher valuation cyclical (more linked to the economic cycle) companies and those with more debt on their balance sheets were among the most negatively impacted over the course of the year. Companies that have high forecasted growth rates have also been hit hard as investors have become less confident that these growth rates can be sustained going forward.

4	Market Summary

Russell Investment Funds

In the wake of these powerful macroeconomic forces, the fiscal year presented a very difficult active management environment which was marked by three distinct themes: 1) largely indiscriminate selling of U.S. stocks by panic-driven, risk-averse investors concerned first about a U.S. recession and then about a global recession, 2) intense selling of financial stocks for a majority of the period, and 3) the strength of global companies for roughly the first half of the fiscal year as multinational companies with exposure to developing markets outpaced domestically-driven companies and commodity-related companies (especially energy) outperformed the general market by a wide margin.

The weakening of the global economy over the last half of the year caused oil prices to fall from their record highs and led the other energy sector to sell off sharply. Over the course of the year, the worst performing sectors in the Russell 3000® Index were other energy -53.6%, financial services -51.1%, the other sector (which is dominated by GE and contains other large conglomerates, (-50.9%), and materials & processing -47.3%. Meanwhile, the best performing sectors in the Russell 3000® Index were those that are considered to be more defensive. The slower-growing, less economically-sensitive consumer staples sector was the best relative performer -17.7%, followed by integrated oils -21.7%, health care -22.4%, and utilities -29%.

Weakness was experienced across investment styles as well as the capitalization spectrum. While both the growth and value investment styles were down substantially, value outperformed growth in the small cap segment (Russell 2000® Value -28.9%, Russell 2000® Growth -38.5%) and to a lesser degree in the large cap segment (Russell 1000® Value -36.9%, Russell 1000® Growth -38.4%). In general, small cap stocks outperformed large caps (-33.8% and -37.6% for the Russell 2000® Index and Russell 1000® Index, respectively). Midcap and microcap stocks underperformed by the widest margins with the Russell Midcap® Index down 41.5%, and the Russell Microcap® Index down 39.8%.

During 2008, the market environment was largely hostile for active management as investors sold stocks regardless of fundamentals, the basic determinants of a stock’s value. Small cap fund managers had the most difficult time relative to their benchmark. Growth managers across the capitalization spectrum also struggled as the shift away from higher growth stocks came quickly and sharply. Core, or market-oriented, managers struggled less than style-focused managers in fiscal year 2008. The Lipper® Small Cap Core Funds Average trailed the Russell 2000® Index by 2.7%, the Lipper® Small Cap Growth Funds Average underperformed the Russell 2000® Growth Index by 3.6% and the Lipper® Small Cap Value Funds Average underperformed the Russell 2000® Value Index by 4.9%. The Lipper® Large Cap Core Funds Average outperformed the Russell 1000® Index by 0.1%, the Lipper® Large Cap Growth Funds Average underperformed the Russell 1000® Growth Index by 1.8% and the Lipper® Large Cap Value Funds Average underperformed the Russell 1000® Value Index by 0.6%.

Real Estate Securities Market

For the fiscal year ending December 31, 2008, U.S. real estate investment trusts (REITs) generated a 37.7% loss, as measured by the FTSE NAREIT Equity Index (Index). During this period, REITs performed slightly better than the broader equity market, which finished down 37.3% as measured by the Russell 3000 Index. The negative REIT performance was accompanied by an unprecedented amount of volatility during the period. Not only were monthly returns erratic, demonstrated by the worst and best monthly returns in the history of the Index occurring in October -31.7% and December 16.4%, respectively, but the largest percentage gain and loss achieved in a single day also both occurred during the year.

Following the sharp decline in the commercial mortgage-backed securities market and escalating problems in the credit market, investors began 2008 more risk averse. As recessionary fears began to emerge, the Federal Reserve became active in an attempt to stave off concerns of a recession by cutting rates aggressively, twice in January alone, and injecting liquidity into the financial markets through a variety of initiatives. First and second quarter REIT earnings held up well, although many companies took the opportunity to revise 2009 estimates downwards.

By September 2008, consumer spending had slowed, the unemployment rate was climbing and both corporate and consumer credit markets remained tight. The collapse of Lehman Brothers Holdings Inc. on September 15 sparked panic within the financial markets and REITs were heavily sold off over the ensuing weeks. Mirroring the broader equity market, REITs traded down sharply through October and most of November. A marked change in investor sentiment occurred in December as investors became less defensive and REITs staged a modest recovery as the year closed.

An overriding theme during the year was the elevated correlation between REITs and the financial services sector of the broader equity market. This is due to the fact that most broad equity indexes include REITs in the financial services sector. This weighed heavily on REIT performance during the period, as many general equity investors avoided financial services stocks and other investors took short positions in individual stocks and exchange traded funds in the financial

Market Summary	5

Russell Investment Funds

services sector. This was also a contributing factor to the exceptionally high volatility observed in the REIT market during the fiscal year.

Another key trend during the year was a flight towards quality REIT names, with the market especially rewarding companies that have made a concerted effort to mitigate risk. Companies with the lowest leverage levels, limited near term refinancing needs and limited development pipelines held up the best. Neither dividend yield nor market capitalization appeared to be contributing factors to differences in individual company performance.

During the year, returns were disappointing across all property sectors. The poorest performing sectors were industrial and regional malls. Leverage ratios for the industrial and regional malls companies tend to be higher than the overall REIT universe, which has negatively impacted those stocks. In addition, meaningful development pipelines in the leading industrial companies have put added pressure on earnings forecasts due to weaker leasing market conditions. Two of the better performing property sectors were self storage and health care. Due to the stable nature of the cash flows embedded in many health care leases, investors sought out this defensive sector given the slowing economy. The self storage sector is generally driven by the performance of one company that dominates the sector, Public Storage, which was one of the few stocks to post a positive return for the year. Public Storage held up well due to its strong balance sheet, including minimal leverage and high levels of cash.

The U.S. REIT market outperformed relative to the international real estate securities market by a wide margin during the fiscal year. The largest price correction occurred in the Asia Pacific region, with smaller corrections taking place in Continental Europe and the United Kingdom. While the effects of the global economic slowdown and credit crisis have spread to the other regions, the U.S. REIT market has fared relatively better, mirroring trends in the broader global equity markets.

Non-U.S. Developed Equity Markets

Non-U.S. developed stocks fell 43.38% as measured by the MSCI EAFE® Index for the fiscal year ended December 31, 2008. Appreciation of the U.S. dollar relative to foreign currencies, mainly as a result of the flight to safety in the second half of the fiscal year ended, exacerbated already weak non-U.S. equity returns. In local currencies, the MSCI EAFE® Index fell 40.27% over the 12-month period.

The market struggled under increasing concern over the health of the global financial system. While these concerns affected markets for nearly the full 12 months, most of the decline in equity values came in September and October 2008, as several prominent financial companies in the U.S. and Europe encountered financial distress. In nearly all cases, government “bailouts” were necessary for these companies to avoid bankruptcy.

The additional impact of already declining global economic growth increasingly weighed on markets during the period. Expectations for global economic growth were revised downwards throughout the year. The latter part of the fiscal year experienced contraction in economic output in Europe and Asia. Output growth of 5% in 2007 slowed sharply for 2008 with abbreviated expectations for growth in developed economies in 2009.

The change in market conditions was evident in a marked increase in market volatility as investors’ complacency towards risk was quickly replaced by acute risk aversion. Stocks with prices most directly tied to high, long-term growth prospects suffered some of the steepest declines, as investors doubted the ability of these companies to post strong growth in a decelerating economic environment. However, due to the sharp declines of financials, the largest sector of the value index, value lagged growth by 1.39% in the period (the MCSI EAFE Growth Index lost 42.70% and the MSCI EAFE Value Index lost 44.09%).

Market sectors most leveraged to global economic growth or in the nexus of the financial sector meltdown were the most severely impacted, though no areas of the market were immune. Financials ended the 12-month period down 55.21% (as measured by the MSCI EAFE Index financials sector grouping). The strong gains of materials early in the period were quickly reversed. The sector ended the period down nearly 53.02% as measured by the MSCI EAFE materials sector grouping. Energy stocks also fell sharply as the price of a barrel of oil fell from a high of more than $145 to below $36. However, the sector’s one-year stock price decline of 38.18% (as measured by the MSCI EAFE energy sector) was better than all but the traditionally defensive sectors. Among the defensive sectors of the market, health care, led by pharmaceutical stocks, held up best with a decline of 18.95% as measured by the MSCI EAFE health care sector. Utilities and consumer staples, down 28.16% and 31.33% as measured by the MSCI EAFE utilities and MSCI EAFE consumer staples sector groupings, respectively, were the next best performers. Sector groupings are based on the Global Industry Classification Standard definitions.

6	Market Summary

Russell Investment Funds

Regional results were generally tied to sensitivity to global economic conditions. The MSCI Pacific ex-Japan® Index declined the most, down 50.50%. MSCI Europe ex-United Kingdom® Index fell 45.54%, while the MSCI United Kingdom® Index fell 48.34%. In all three regions, currency impact had a pronounced impact on returns with the regions down 42.17%, 43.24%, and 28.48%, respectively, in local currencies. MSCI Japan® Index fell 42.56% in yen, but had one of the few currencies that managed to appreciate versus the U.S. dollar and fell only 29.21% in U.S. Dollars.

Emerging Markets

During 2008, the MSCI Emerging Markets Index (“Index”) declined 53.18%, the biggest calendar year decline in the history of the asset class with large return dispersions across sectors and countries. The turmoil in the world’s financial system meant increasing risk aversion, growing macro risks and heightened levels of volatility and dispersion across countries, sectors and currencies. Emerging Markets in general may be better positioned and more resilient to a downturn than developed economies, however, as the crisis changed from financial to economic, emerging markets faced massive asset de-leveraging and indiscriminate selling as investors adopted a zero tolerance to risk. Price momentum (i.e. stocks exhibiting trending relative price appreciation) benefited from the continued rally of commodity-related sectors through the latter part of 2007 and well into 2008 but this reversed as global equity markets began falling sharply. The faltering global economy and the steep pull-back in commodity prices affected cyclical areas of the market including industrials, materials and energy sectors while defensive sectors such as healthcare, consumer staples and utilities were relative safe havens during the period. From a country perspective, smaller markets in general held up relatively better than the larger markets. In addition to the weak equity returns, most emerging markets currencies depreciated against the U.S. Dollar with some, such as the South African Rand, Korean Won, Turkish Lira and Brazilian Real, losing in excess of 30% over the course of the year as investors fled to quality and more liquid currencies.

In terms of regions, Latin America was the top performer, down 51.28% (as measured by the MSCI EM Latin America Index), supported by the relative outperformance from Mexico and the smaller Latin countries. The Asia region (-52.77% as measured by the MSCI EM Asia Index) finished behind Latin America but ahead of the broader market. The Europe, Middle East and Africa region (-55.60% as measured by the MSCI EM Europe, Middle East and Africa Index) underperformed the broader market due in large part to the significant underperformance from Russia. The BRIC (Brazil, Russia, India and China) economies, with the exception of China, underperformed the broader Index. China held up reasonably well over the period due to favorable monetary and fiscal policies during the latter half of the year in an effort to shore up its slowing economy. Other notable relative underperformers included Pakistan (-74.05% as measured by the MSCI Pakistan Index) and Turkey (-62.10% as measured by the MSCI Turkey Index).

U.S. Fixed Income Markets

The Barclays Capital U.S. Aggregate Bond Index, a broad measure of U.S. investment grade fixed income securities, returned 5.24% for the year ended December 31, 2008. Similar to the prior year, the index and its major sectors trailed equivalent-duration U.S. Treasuries, as the subprime mortgage crisis that started in the summer of 2007 deepened and developed into a severe liquidity crisis, the size and scope of which had not been seen since the U.S. Great Depression of the 1930s. During 2008, investors moved their capital away from riskier investments to the safest possible investments (i.e., U.S. Treasuries), continuing the “flight to quality” trend started in the prior period.

Throughout 2008, in an effort to deal with credit market illiquidity and a slowing economy, the Federal Reserve lowered the target Federal Funds rate eight times, including two non-scheduled “surprise” cuts of 0.75% in January and 0.50% in October. The target rate started the year at 4.25% and ended at a 0.00% to 0.25% range after the eighth rate cut on December 16, 2008.

The downward shift in the yield curve started in 2007 and continued in earnest in 2008, with the curve “steepening” significantly below the 10-year mark; i.e., yields on shorter-maturity Treasuries declined by a greater degree than longer-maturity Treasuries, resulting in a steeper, upward sloping curve. The change was driven by the Federal Reserve’s lowering of rates (affecting the short end) and investors’ increasing demand for safe haven U.S. Treasuries (driving down longer-maturity yields). In 2008, yields on 2-year Treasuries declined by 2.28% to 0.76% while 10-year Treasuries declined by 1.81% to 2.21%.

The subprime mortgage crisis and deflating housing market were still major issues throughout the year. Home price depreciation continued to accelerate. By the end of October, the average U.S. national home price as tracked by the S&P/Case-Shiller Composite 20 Index, had declined 18% from the end of 2007, reaching a level that was down 23% from its July 2006 peak. Subprime mortgage foreclosures increased from 8.65% at the end of December 2007 to 12.55% at the end of September 2008, the most recent available data from the Mortgage Bankers Association. Total foreclosures increased from 2.04% to 2.97% during the same period. Writedowns on the values of mortgages had a large negative

Market Summary	7

Russell Investment Funds

impact on bank balance sheets. During the year, writedowns at financial institutions world-wide amounted to approximately $930.3 billion, bringing total writedowns since the start of the subprime crisis to approximately $997.4 billion.

During the early months of 2008 the market continued its downward trend, which was capped in mid-March by Bear Stearns receiving emergency funding from the Federal Reserve and JPMorgan Chase as a three-day run on the bank depleted its cash reserves. Two days later JPMorgan Chase acquired Bear Stearns for seven percent of its market value in a sale brokered by the Federal Reserve and the U.S. Department of the Treasury (U.S. Treasury). Investors took this as a sign that the U.S. government would stand behind financial institutions and credit markets rallied for the next few months.

During the first part of the year, the U.S. government had become increasingly concerned that the credit crisis would significantly slow the U.S. economy — particularly the spending of consumers, who account for approximately two-thirds of GDP. In April, the U.S. Internal Revenue Service started distributing tax rebates as part of a $168 billion economic stimulus plan.

However, markets continued to weaken as illiquidity reached extreme levels and the financial crisis became global in scope. In July, IndyMac Bancorp, the then-second-biggest independent U.S. mortgage lender, was seized by federal regulators after a run by depositors depleted its cash. In August, Commerzbank AG agreed to buy Allianz SE’s Dresdner Bank for 9.8 billion euros in Germany’s biggest banking takeover in three years.

September started with the U.S. government seizing control of Fannie Mae and Freddie Mac, the largest U.S. mortgage-finance companies. In the middle of the month, the U.S. government did not arrange a deal or otherwise bail out Lehman Brothers, and the 158-year old firm filed the largest bankruptcy in U.S. history. This was followed by the bankruptcy of 119-year old Washington Mutual. AIG accepted an $85 billion loan from the Federal Reserve to avert what would have been the worst financial collapse in history, with the U.S. government taking a substantial ownership stake in AIG.

In the same month, the investment banking business model fundamentally changed, with Goldman Sachs and Morgan Stanley receiving approval to become deposit-taking commercial banks regulated by the Federal Reserve, as tight credit markets forced Wall Street’s two remaining independent investment banks to widen their sources of funding. Similar events occurred in Europe and throughout the world, with large financial institutions either merging or with governments providing support in return for equity stakes.

September finally ended with the U.S. Treasury proposing the Financial Market Rescue Bill, including the Troubled Asset Relief Program (TARP), which authorized the U.S. Treasury to spend up to $700 billion to buy mortgages and other distressed assets. The House initially rejected the bill, but subsequently passed it. The bill was signed into law in early October.

The events of September contributed to the extreme market illiquidity in October, evidenced by spikes in overnight and three-month LIBOR (the rates at which banks lend to one another). The Federal Reserve took significant steps to improve liquidity in the short duration markets, which included the creation of the Commercial Paper Funding Facility (CPFF) and the Money Market Investor Funding Facility (MMIFF).

In November, the U.S. Treasury gave additional support to AIG by announcing the purchase of $40 billion in new preferred stock. The U.S. Treasury then guaranteed $306 billion in residential and commercial mortgage-backed securities of Citi® in exchange for $7 billion in preferred stock. In addition, the U.S. Treasury purchased another $20 billion in preferred stocks from Citi. Shortly thereafter, the Government Sponsored Enterprise (GSE) Debt and Mortgage-Backed Security Purchase Program was announced stating that the Federal Reserve will buy $100 billion in Fannie Mae, Freddie Mac and the Federal Home Loan Bank debentures and $500 billion in agency mortgage-backed securities. Simultaneously, the Term Asset-Backed Securities Loan Facility (TALF) was announced by the U.S. Treasury offering to provide $200 billion in three-year loans to U.S. companies who can provide high quality AAA-rated auto loans, student loans, credit card loans or small business loans as collateral.

This trend continued in December as Congress agreed to provide $13.4 billion in short term loans to General Motors and $4 billion to Chrysler in an effort to aid the suffering auto industry.

December ended on an up note with a majority of fixed income sectors outperforming equivalent-duration Treasuries. Most notably, the commercial mortgage-backed securities sector (CMBS) returned 16.98% (15.14% above equivalent-duration Treasuries) during the month. The year ended with the Barclays Capital U.S. Aggregate Bond Index returning 5.24%, underperforming by 7.10% U.S. Treasuries.

8	Market Summary

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Russell Investment Funds

Moderate Strategy Fund

Portfolio Management Discussion and Analysis — December 31, 2008 (Unaudited)

Moderate Strategy Fund
	Total Return
1 Year	(20.39)%
Inception*	(10.92	)%§

Barclays Capital U.S. Aggregate Bond Index **
	Total Return
1 Year	5.24%
Inception *	6.05	%§

Russell 1000® Index***
	Total Return
1 Year	(37.60)%
Inception *	(24.45	)%§

*	The Fund commenced operation on April 30, 2007.

**	On October 31, 2008, Barclays Capital, which acquired the Lehman family of indexes in September 2008, announced that it would be re-branding Lehman indexes under the Barclays Capital name; the underlying index structures are to remain unchanged. As a result, the Lehman Brothers Aggregate Bond Index has been renamed the Barclays Capital U.S. Aggregate Bond Index.

Barclays Capital U.S. Aggregate Bond Index is composed of securities from Barclays Capital U.S. Government/Corporate Bond Index, Mortgage-Backed Securities Index, and the Asset-Backed Securities Index. Total return comprises price appreciation/depreciation and income as a percentage of the original investment. Indexes are rebalanced monthly by market capitalization.

***

Russell 1000® Index includes the 1,000 largest companies in the Russell 3000® Index. The Russell 1000® Index represents the universe of stocks from which most active money managers typically select. The Russell 1000® Index return reflects adjustments from income dividends and capital gain distributions reinvested as of the ex-dividend dates.

§	Annualized.

The performance shown in this section does not reflect any Insurance Company Separate Account or Policy Charges. Performance is historical and assumes reinvestment of all dividends and capital gains. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than when purchased. Past performance is not indicative of future results.

10	Moderate Strategy Fund

Russell Investment Funds

Moderate Strategy Fund

Portfolio Management Discussion and Analysis — December 31, 2008 (Unaudited)

The Fund is a fund of funds that invests in other Russell Investment Funds and Russell Investment Company mutual funds (the “Underlying Funds”). The Underlying Funds allocate most of their assets among multiple money managers. Russell Investment Management Company (“RIMCo”), as the Underlying Funds' advisor, may change the allocation of the Underlying Funds' assets among money managers at any time. An exemptive order from the Securities and Exchange Commission (SEC) permits RIMCo to engage or terminate a money manager in an Underlying Fund at any time, subject to the approval by the Underlying Fund’s Board without a shareholder vote.

What is the Fund’s investment objective?

The Moderate Strategy Fund (“Fund”) seeks to provide high current income and moderate long term capital appreciation.

How did the Fund perform relative to its benchmark for the fiscal year ended December 31, 2008?

For the fiscal year ended December 31, 2008, the Moderate Strategy Fund lost 20.39%. This compared to the Barclays Capital U.S. Aggregate Bond Index, which gained 5.24% during the same period. The Fund’s performance includes operating expenses, whereas the Index returns are unmanaged and do not include expenses of any kind. The Fund was negatively impacted by its allocation to all equity Underlying Funds and the fixed income Underlying Fund’s overweight to non-Treasury sectors.

For the year ended December 31, 2008, the Moderate Strategy Lipper Composite – lost 20.53%. This result serves as a peer comparison and is expressed net of operating expenses.

Each Underlying Fund has a benchmark reflective of its respective asset class. These benchmarks may be different than the Fund’s benchmark. The Fund’s benchmark represents the largest asset class of the Underlying Funds in which it invests.

How did the market conditions described in the Market Summary report affect the Fund’s performance?

The Fund is a fund of funds and its performance is based on the performance of the Underlying Funds in which it invests. The Fund’s performance was negatively impacted by the financial crisis that affected virtually all asset classes during the fiscal year. The Fund’s benchmark relative performance was negatively impacted by the fixed income Underlying Fund’s overweight to non-treasury sectors.

The largest impact on the Fund’s underperformance relative to its benchmark was from its exposure to large cap U.S. equities and non-U.S. developed market equities. The performance of the equity Underlying Funds (approximately 40% of the Fund) detracted from returns relative to the Fund’s all-fixed income benchmark, the Barclays Capital U.S. Aggregate Bond Index.

The extreme volatility of the financial markets during the fiscal period created a headwind for most active managers. In this challenging environment, all underlying equity asset class funds lagged their respective benchmarks but one; yet, four of eight Underlying Funds outperformed their peers within their asset classes as measured by their respective Lipper® Averages. The Barclays Capital U.S. Aggregate Bond Index, the benchmark for the RIF Core Bond Underlying Fund, was the only Underlying Fund benchmark with a positive absolute return. The returns of this index benefited from the inclusion of Treasuries. The RIF Core Bond Underlying Fund held a significant underweight to Treasuries relative to the benchmark. In absolute terms, bonds as measured by the Barclays Capital U.S. Aggregate Bond Index performed better than equities.

How did the investment strategies and techniques employed by the Fund and its money managers of the Underlying Funds affect the Fund’s performance?

At the Fund level, all Underlying Funds contributed negatively to the Fund’s returns relative to the Barclays Capital U.S. Aggregate Bond Index. The RIF Core Bond Underlying Fund, however, detracted less from the Fund’s benchmark-relative performance than the equity Underlying Funds.

By far, the largest affect on the fixed income Underlying Fund’s underperformance relative to its benchmark was from the re-pricing of risk (i.e., the market demanding increased compensation for assuming a given level of risk), the fundamental concern regarding the consumer’s ability to make mortgage payments, and the negative impact that market and credit issues had on virtually all non-Treasury segments of the fixed income markets. This Underlying Fund had a material overweight to mortgage-backed securities. This contributed significantly to this Underlying Fund’s benchmark-relative underperformance. The decrease in interest rates across the yield curve had little impact on that Underlying Fund’s performance as its money managers implemented offsetting duration strategies. Yet, as the Federal Reserve decreased the federal funds target rate, short-term yields declined relative to intermediate- and long-term yields resulting in a yield curve “steepening.” Several of the Underlying Fund’s money managers anticipated the change and varied the maturities of their securities accordingly, positioning their portfolios to benefit from these changes.

The U.S. equity Underlying Funds maintained an overall preference for companies with above-average growth rates and attractive valuations. This positioning was not rewarded in 2008 where investors were driven by fear, looking for relative safety and selling stocks regardless of fundamentals. U.S. large cap managers in the Underlying Fund using quantitative investment strategies added to returns by shorting several of the financial stocks that underperformed in the fiscal period. Yet, this was offset by managers employing growth and momentum strategies, which underperformed in this environment.

Managers in the small cap U.S. equity Underlying Fund negatively impacted the Fund by underweighting the financials sector and overweighting the other energy sector. Small cap financials rebounded from their lows as the Federal Reserve and Treasury offered wide ranging forms of financial support. The prices of other energy stocks fell as the price of oil fell.

Moderate Strategy Fund	11

Russell Investment Funds

Moderate Strategy Fund

Portfolio Management Discussion and Analysis — December 31, 2008 (Unaudited)

Managers in non-U.S. developed markets Underlying Fund performed better than managers in global equity and emerging markets Underlying Funds. Yet the Fund’s higher allocation to the Non-U.S. developed markets Underlying Fund resulted in larger negative impact on the Fund’s benchmark relative performance. This Underlying Fund’s multi-style discipline provided some risk control during the fiscal period given the extreme variability in investment style and market leadership. More defensive strategies helped moderate the negative impact of strategies more focused on deteriorating economic conditions.

In emerging markets, the returns of emerging markets Underlying Fund declined along with the returns of the asset class, which experienced its biggest calendar year decline in the history of the asset class. The asset class endured massive asset deleveraging and extreme levels of market volatility. Commodity-related sectors suffered most as the global economic slowdown cut demand.

The real estate Underlying Fund focused primarily on the larger and more liquid REITs during the fiscal year. With the exceptional volatility experienced during the period due to the global economic crisis and cash outflows, this positioning hurt Fund performance. The Underlying Fund’s exposure to non-U.S. REITs, though beneficial in the last quarter of the fiscal period, negatively impacted returns for the year.

The Funds’ performance shown throughout this report was based on the Underlying Funds’ valuations calculated in accordance with Generally Accepted Accounting Principles (GAAP) and in accordance with a newly effective accounting statement (SFAS 157), reflects the December 31, 2008 market value of the pooled investment vehicle in which the Underlying Funds invested their cash collateral received in securities lending transactions. The market value was lower than the vehicle’s amortized cost per unit. This had a negative impact on the Fund’s benchmark relative performance.

Describe any changes to the Fund’s structure or allocation to the Underlying Funds.

In September, 2008, certain of the Underlying Funds in which the Fund invested (the “Former Underlying Funds”) changed as set forth below as the result of the reorganization (the “Reorganizations”) of the Former Underlying Funds into other Russell Investment Company Funds (the “New Underlying Funds”).

Former Underlying Fund	New Underlying Fund
Quantitative Equity Fund	Russell U.S. Quantitative Equity Fund

The New Underlying Fund has the same investment objective, principal investment strategies, investment policies and principal risks as the Former Underlying Fund which it replaced and the allocation of the Fund’s assets to the New Underlying Fund is the same as it was to the Former Underlying Fund.

The views expressed in this report reflect those of the portfolio managers only through the end of the period covered by the report. These views do not necessarily represent the views of RIMCo, or any other person in RIMCo or any other affiliated organization. These views are subject to change at any time based upon market conditions or other events, and RIMCo disclaims any responsibility to update the views contained herein. These views should not be relied on as investment advice and, because investment decisions for a Russell Investment Fund (RIF) or Russell Investment Company (RIC) Fund are based on numerous factors, should not be relied on as an indication of investment decisions of any RIF or RIC Fund.

12	Moderate Strategy Fund

Russell Investment Funds

Moderate Strategy Fund

Shareholder Expense Example — December 31, 2008 (Unaudited)

Fund Expenses

The following disclosure provides important information regarding each Fund’s Expense Example, which appears on each Fund’s individual page in this Annual Report. Please refer to this information when reviewing the Expense Example for a Fund.

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including management fees and other Fund expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period indicated, which for this Fund is from July 1, 2008 to December 31, 2008.

Actual Expenses

The information in the table under the heading “Actual Performance” provides information about actual account values and actual expenses. You may use the information in this column, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first column in the row entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical Performance (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the information under the heading “Hypothetical Performance (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. The fee and expenses shown in this section do not reflect any Insurance Company Separate Account or Policy Charges.

	Actual Performance	Hypothetical Performance (5% return before expenses)

Beginning Account Value
July 1, 2008	$1,000.00	$1,000.00
Ending Account Value
December 31, 2008	$834.70	$1,024.58
Expenses Paid During
Period*	$0.51	$0.56

*	Expenses are equal to the Fund’s annualized expense ratio of 0.11% (representing the one-half year period annualized), multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period). Reflects amounts waived and/or reimbursed. Without the waiver and/or reimbursement, expenses would have been higher.

Moderate Strategy Fund	13

Russell Investment Funds

Moderate Strategy Fund

Schedule of Investments — December 31, 2008

Amounts in thousands (except share amounts)

	Shares	Market Value $

Investments -100.1%
Other Russell Investment Funds (“RIF”) and Russell Investment Company (“RIC”) Series Mutual Funds

Bonds - 60.2%
RIF Core Bond Fund	1,244,532	11,616

Domestic Equities - 26.0%
RIF Aggressive Equity Fund	79,710	572
RIF Multi-Style Equity Fund	213,609	1,923
RIF Real Estate Securities Fund	62,369	580
RIC Russell U.S. Quantitative Equity Fund	91,374	1,942

		5,017

International Equities - 13.9%
RIF Non-U.S. Fund	230,326	1,724
RIC Russell Emerging Markets Fund	38,863	383
RIC Russell Global Equity Fund	100,888	579

		2,686

Total Investments - 100.1% (identified cost $23,496)		19,319

Other Assets and Liabilities, Net - (0.1%)		(11)

Net Assets - 100.0%		19,308

See accompanying notes which are an integral part of the financial statements.

14	Moderate Strategy Fund

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Russell Investment Funds

Balanced Strategy Fund

Portfolio Management Discussion and Analysis — December 31, 2008 (Unaudited)

Balanced Strategy Fund
	Total Return
1 Year	(27.70)%
Inception*	(16.30	)%§

Barclays Capital U.S. Aggregate Bond Index**
	Total Return
1 Year	5.24%
Inception*	6.05	%§

Russell 1000® Index***
	Total Return
1 Year	(37.60)%
Inception*	(24.45	)%§

MSCI EAFE® Index Net (USD)****
	Total Return
1 Year	(43.38)%
Inception*	(27.88	)%§

*	The Fund commenced operation on April 30, 2007.

**	On October 31, 2008, Barclays Capital, which acquired the Lehman family of indexes in September 2008, announced that it would be re-branding Lehman indexes under the Barclays Capital name; the underlying index structures are to remain unchanged. As a result, the Lehman Brothers Aggregate Bond Index has been renamed the Barclays Capital U.S. Aggregate Bond Index.

Barclays Capital U.S. Aggregate Bond Index is composed of securities from Barclays Capital U.S. Government/Corporate Bond Index, Mortgage-Backed Securities Index, and the Asset-Backed Securities Index. Total return comprises price appreciation/depreciation and income as a percentage of the original investment. Indexes are rebalanced monthly by market capitalization.

***

Russell 1000® Index includes the 1,000 largest companies in the Russell 3000® Index. The Russell 1000® Index represents the universe of stocks from which most active money managers typically select. The Russell 1000® Index return reflects adjustments from income dividends and capital gain distributions reinvested as of the ex-dividend dates.

****	Morgan Stanley Capital International Europe, Australia, Far East (MSCI EAFE) Index is an index composed of an arithmetic, market value-weighted average of the performance of approximately 1,600 securities listed on the stock exchange of the countries of Europe, Australia, and the Far East. The index is calculated on a total-return basis, which included reinvestment of gross dividends before deduction of withholding taxes.

§	Annualized.

The performance shown in this section does not reflect any Insurance Company Separate Account or Policy Charges. Performance is historical and assumes reinvestment of all dividends and capital gains. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than when purchased. Past performance is not indicative of future results.

16	Balanced Strategy Fund

Russell Investment Funds

Balanced Strategy Fund

Portfolio Management Discussion and Analysis — December 31, 2008 (Unaudited)

The Fund is a fund of funds that invests in other Russell Investment Funds and Russell Investment Company mutual funds (the “Underlying Funds”). The Underlying Funds allocate most of their assets among multiple money managers. Russell Investment Management Company (“RIMCo”), as the Underlying Funds' advisor, may change the allocation of the Underlying Funds' assets among money managers at any time. An exemptive order from the Securities and Exchange Commission (SEC) permits RIMCo to engage or terminate a money manager in an Underlying Fund at any time, subject to the approval by the Underlying Fund’s Board without a shareholder vote.

What is the Fund’s investment objective?

The Balanced Strategy Fund (“Fund”) seeks to provide above average capital appreciation and a moderate level of current income.

How did the Fund perform relative to its benchmark for the fiscal year ended December 31, 2008?

For the fiscal year ended December 31, 2008, the Balanced Strategy Fund lost 27.70%. This compared to the Barclays Capital U.S. Aggregate Bond Index, which gained 5.24% during the same period. The Fund’s performance includes operating expenses, whereas the Index returns are unmanaged and do not include expenses of any kind. The Fund was negatively impacted by its allocation to all equity Underlying Funds and the fixed income Underlying Fund’s overweight to non-Treasury sectors.

For the year ended December 31, 2008, the Balanced Strategy Lipper Composite lost 27.65%. This result serves as a peer comparison and is expressed net of operating expenses.

Each Underlying Fund has a benchmark reflective of its respective asset class. These benchmarks may be different than the Fund’s benchmark. The Fund’s benchmark represents the largest asset class of the Underlying Funds in which it invests.

How did the market conditions described in the Market Summary report affect the Fund’s performance?

The Fund is a fund of funds and its performance is based on the performance of the Underlying Funds in which it invests. The Fund’s performance was negatively impacted by the financial crisis that affected virtually all asset classes during the fiscal year. The largest impact on the Fund’s underperformance relative to its benchmark was from its exposure to large cap U.S. equities and non-U.S. developed market equities. The performance of the equity Underlying Funds (approximately 60% of the Fund) detracted from returns relative to the Fund’s all-fixed income benchmark the Barclays Capital U.S. Aggregate Bond Index.

The extreme volatility of the financial markets during the fiscal period created a headwind for most active managers. In this challenging environment, all but one underlying equity asset class funds lagged their respective benchmarks; yet, four of eight Underlying Funds outperformed their peers within their asset classes as measured by their respective Lipper®

Averages. The Barclays Capital U.S. Aggregate Bond Index, the benchmark for the RIF Core Bond Underlying Fund, was the only Underlying Fund benchmark with a positive return. The returns of this index benefited from the inclusion of Treasuries. The RIF Core Bond Underlying Fund held a significant underweight to Treasuries relative to the benchmark. In absolute terms, bonds as measured by the Barclays Capital U.S. Aggregate Bond Index performed better than equities.

How did the investment strategies and techniques employed by the Fund and its money managers of the Underlying Funds affect the Fund’s performance?

At the Fund level, all Underlying Funds contributed negatively to the Fund’s returns relative to the Barclays Capital U.S. Aggregate Bond Index. The RIF Core Bond, however, detracted less from the Fund’s benchmark-relative performance than the equity Underlying Funds.

The U.S. equity Underlying Funds maintained an overall preference for companies with above-average growth rates and attractive valuations. This positioning was not rewarded in 2008 where investors were driven by fear, looking for relative safety and selling stocks regardless of fundamentals. U.S. large cap managers in the Underlying Fund using quantitative investment strategies added to returns by shorting several of the financial stocks that underperformed in the fiscal period. Yet, this was offset by managers employing growth and momentum strategies, which underperformed in this environment.

Managers in the small cap U.S. equity Underlying Fund negatively impacted the Fund by underweighting the financials sector and overweighting the other energy sector. Small cap financials rebounded from their lows as the Federal Reserve and Treasury offered wide ranging forms of financial support. The prices of other energy stocks fell as the price of oil fell.

Managers in the non-U.S. developed market Underlying Fund performed better than managers in global equity and emerging markets Underlying Funds. Yet the Fund’s higher allocation to the Non-U.S. developed markets Underlying Fund resulted in a larger negative impact on the Fund’s benchmark relative performance. This Underlying Fund’s multi-style discipline provided some risk control during the fiscal period given the extreme variability in investment style and market leadership. More defensive strategies helped moderate the negative impact of strategies more focused on deteriorating economic conditions.

In emerging markets, the returns of emerging markets Underlying Fund declined along with the returns of the asset class, which experienced its biggest calendar year decline in the history of the asset class. The asset class endured massive asset deleveraging and extreme levels of market volatility. Commodity-related sectors suffered most as the global economic slowdown cut demand.

The real estate Underlying Fund focused primarily on the larger and more liquid REITs during the fiscal year. With the exceptional volatility experienced during the period due to the

Balanced Strategy Fund	17

Russell Investment Funds

Balanced Strategy Fund

Portfolio Management Discussion and Analysis — December 31, 2008 (Unaudited)

global economic crisis and cash outflows, this positioning hurt Fund performance. The Underlying Fund’s exposure to non-U.S. REITs, though beneficial in the last quarter of the fiscal period, negatively impacted returns for the year.

By far, the largest affect on the fixed income Underlying Fund’s underperformance relative to its benchmark was from the re-pricing of risk (i.e., the market demanding increased compensation for assuming a given level of risk), the fundamental concern regarding the consumer’s ability to make mortgage payments, and the negative impact that market and credit issues had on virtually all non-Treasury segments of the fixed income markets. This Underlying Fund had a material overweight to mortgage-backed securities. This contributed significantly to this Underlying Fund’s benchmark-relative underperformance. The decrease in interest rates across the yield curve had little impact on that Underlying Fund’s performance as its money managers implemented offsetting duration strategies. Yet, as the Federal Reserve decreased the federal funds target rate, short-term yields declined relative to intermediate- and long-term yields resulting in a yield curve “steepening.” Several of the Underlying Fund’s money managers anticipated the change and varied the maturities of their securities accordingly, positioning their portfolios to benefit from these changes

The Funds’ performance shown throughout this report was based on the Underlying Funds’ valuations calculated in accordance with Generally Accepted Accounting Principles (GAAP) and in accordance with a newly effective accounting statement (SFAS 157), reflects the December 31, 2008 market value of the pooled investment vehicle in which the Underlying Funds invested their cash collateral received in securities lending transactions. The market value was lower than the vehicle’s amortized cost per unit. This had a negative impact on the Fund’s benchmark relative performance.

Describe any changes to the Fund’s structure or allocation to the Underlying Funds.

In September, 2008, certain of the Underlying Funds in which the Fund invested (the “Former Underlying Funds”) changed as set forth below as the result of the reorganization (the “Reorganizations”) of the Former Underlying Funds into other Russell Investment Company Funds (the “New Underlying Funds”).

Former Underlying Fund	New Underlying Fund
Quantitative Equity Fund	Russell U.S. Quantitative Equity Fund

The New Underlying Fund has the same investment objective, principal investment strategies, investment policies and principal risks as the Former Underlying Fund which it replaced and the allocation of the Fund’s assets to the New Underlying Fund is the same as it was to the Former Underlying Fund.

The views expressed in this report reflect those of the portfolio managers only through the end of the period covered by the report. These views do not necessarily represent the views of RIMCo, or any other person in RIMCo or any other affiliated organization. These views are subject to change at any time based upon market conditions or other events, and RIMCo disclaims any responsibility to update the views contained herein. These views should not be relied on as investment advice and, because investment decisions for a Russell Investment Fund (RIF) or Russell Investment Company (RIC) Fund are based on numerous factors, should not be relied on as an indication of investment decisions of any RIF or RIC Fund.

18	Balanced Strategy Fund

Russell Investment Funds

Balanced Strategy Fund

Shareholder Expense Example — December 31, 2008 (Unaudited)

Fund Expenses

The following disclosure provides important information regarding each Fund’s Expense Example, which appears on each Fund’s individual page in this Annual Report. Please refer to this information when reviewing the Expense Example for a Fund.

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including management fees and other Fund expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period indicated, which for this Fund is from July 1, 2008 to December 31, 2008.

Actual Expenses

The information in the table under the heading “Actual Performance” provides information about actual account values and actual expenses. You may use the information in this column, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first column in the row entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical Performance (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the information under the heading “Hypothetical Performance (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. The fee and expenses shown in this section do not reflect any Insurance Company Separate Account or Policy Charges.

	Actual Performance	Hypothetical Performance (5% return before expenses)
Beginning Account Value
July 1, 2008	$1,000.00	$1,000.00
Ending Account Value
December 31, 2008	$773.77	$1,024.73
Expenses Paid During
Period*	$0.36	$0.41

*	Expenses are equal to the Fund’s annualized expense ratio of 0.08% (representing the one-half year period annualized), multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period). Reflects amounts waived and/or reimbursed. Without the waiver and/or reimbursement, expenses would have been higher.

Balanced Strategy Fund	19

Russell Investment Funds

Balanced Strategy Fund

Schedule of Investments — December 31, 2008

Amounts in thousands (except share amounts)

	Shares	Market Value $

Investments - 100.0%
Other Russell Investment Funds (“RIF”) and Russell Investment Company (“RIC”) Series Mutual Funds

Bonds - 39.3%
RIF Core Bond Fund	2,535,119	23,663

Domestic Equities - 39.6%
RIF Aggressive Equity Fund	337,912	2,427
RIF Multi-Style Equity Fund	1,007,644	9,069
RIF Real Estate Securities Fund	337,627	3,138
RIC Russell U.S. Quantitative Equity Fund	431,619	9,172

		23,806

International Equities - 21.1%
RIF Non-U.S. Fund	1,131,869	8,472
RIC Russell Emerging Markets Fund	183,498	1,808
RIC Russell Global Equity Fund	422,530	2,425

		12,705

Total Investments - 100.0% (identified cost $81,252)		60,174

Other Assets and Liabilities, Net - (0.0%)		(16)

Net Assets - 100.0%		60,158

See accompanying notes which are an integral part of the financial statements.

20	Balanced Strategy Fund

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Russell Investment Funds

Growth Strategy Fund

Portfolio Management Discussion and Analysis — December 31, 2008 (Unaudited)

Growth Strategy Fund
	Total Return
1 Year	(34.73)%
Inception*	(21.55	)%§

Russell 1000® Index**
	Total Return
1 Year	(37.60)%
Inception*	(24.45	)%§

MSCI EAFE® Index Net (USD)***
	Total Return
1 Year	(43.38)%
Inception*	(27.88	)%§

Barclays Capital U.S. Aggregate Bond Index****
	Total Return
1 Year	5.24%
Inception*	6.05	%§

*	The Fund commenced operation on April 30, 2007.

**

Russell 1000® Index includes the 1,000 largest companies in the Russell 3000® Index. The Russell 1000® Index represents the universe of stocks from which most active money managers typically select. The Russell 1000® Index return reflects adjustments from income dividends and capital gain distributions reinvested as of the ex-dividend dates.

***	Morgan Stanley Capital International Europe, Australia, Far East (MSCI EAFE) Index is an index composed of an arithmetic, market value-weighted average of the performance of approximately 1,600 securities listed on the stock exchange of the countries of Europe, Australia, and the Far East. The index is calculated on a total-return basis, which included reinvestment of gross dividends before deduction of withholding taxes.

****	On October 31, 2008, Barclays Capital, which acquired the Lehman family of indexes in September 2008, announced that it would be re-branding Lehman indexes under the Barclays Capital name; the underlying index structures are to remain unchanged. As a result, the Lehman Brothers Aggregate Bond Index has been renamed the Barclays Capital U.S. Aggregate Bond Index.

Barclays Capital U.S. Aggregate Bond Index is composed of securities from Barclays Capital U.S. Government/Corporate Bond Index, Mortgage-Backed Securities Index, and the Asset-Backed Securities Index. Total return comprises price appreciation/depreciation and income as a percentage of the original investment. Indexes are rebalanced monthly by market capitalization.

§	Annualized.

The performance shown in this section does not reflect any Insurance Company Separate Account or Policy Charges. Performance is historical and assumes reinvestment of all dividends and capital gains. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than when purchased. Past performance is not indicative of future results.

22	Growth Strategy Fund

Russell Investment Funds

Growth Strategy Fund

Portfolio Management Discussion and Analysis — December 31, 2008 (Unaudited)

The Fund is a fund of funds that invests in other Russell Investment Funds and Russell Investment Company mutual funds (the “Underlying Funds”). The Underlying Funds allocate most of their assets among multiple money managers. Russell Investment Management Company (“RIMCo”), as the Underlying Funds' advisor, may change the allocation of the Underlying Funds' assets among money managers at any time. An exemptive order from the Securities and Exchange Commission (SEC) permits RIMCo to engage or terminate a money manager in an Underlying Fund at any time, subject to the approval by the Underlying Fund’s Board without a shareholder vote.

What is the Fund’s investment objective?

The Growth Strategy Fund (“Fund”) seeks to provide high long term capital appreciation with low current income.

How did the Fund perform relative to its benchmark for the fiscal year ended December 31, 2008?

For the fiscal year ended December 31, 2008, the Growth Strategy Fund lost 34.73%. This compared to the Russell 1000® Index, which lost 37.60% during the same period. The Fund’s performance includes operating expenses, whereas the Index returns are unmanaged and do not include expenses of any kind. The Fund’s performance was negatively impacted mostly by its allocation to all equities. This was partly offset by the Fund’s allocation to fixed income.

For the year ended December 31, 2008, the Growth Strategy Lipper Composite lost 34.19%. This result serves as a peer comparison and is expressed net of operating expenses.

Each Underlying Fund has a benchmark reflective of its respective asset class. These benchmarks may be different than the Fund’s benchmark. The Fund’s benchmark represents the largest asset class of the Underlying Funds in which it invests.

How did the market conditions described in the Market Summary report affect the Fund’s performance?

The Fund is a fund of funds and its performance is based on the performance of the Underlying Funds in which it invests. The Fund’s performance was negatively impacted by the financial crisis that affected virtually all asset classes during the fiscal year. The largest positive contribution to the Fund’s performance relative to its all-equity benchmark was from its exposure to fixed income through its investment in the RIF Core Bond Underlying Fund. The performance of the equity Underlying Funds (approximately 80% of the Fund) detracted from returns relative to the Fund’s benchmark, the Russell 1000® Index.

The extreme volatility of the financial markets during the fiscal period created a headwind for most active managers. In this challenging environment, all but one underlying equity asset class funds lagged their respective benchmarks; yet, four of eight Underlying Funds outperformed their peers within their asset classes as measured by their respective Lipper® Averages. The Barclays Capital U.S. Aggregate Bond Index, the

benchmark for the RIF Core Bond Underlying Fund, was the only Underlying Fund benchmark with a positive absolute return. The returns of this index benefited from the inclusion of Treasuries. The RIF Core Bond Underlying Fund held a significant underweight to Treasuries relative to the benchmark. In absolute terms, bonds as measured by the Barclays Capital U.S. Aggregate Bond Index performed better than equities.

How did the investment strategies and techniques employed by the Fund and its money managers of the Underlying Funds affect the Fund’s performance?

At the Fund level, exposure to the RIF Multi-Style Equity, RIF Non-U.S. and Russell U.S. Quantitative Equity Underlying Funds dampened returns relative to the Russell 1000® Index. The RIF Core Bond Underlying Fund contributed positively to the Fund’s benchmark-relative performance.

The U.S. equity Underlying Funds maintained an overall preference for companies with above-average growth rates and attractive valuations. This positioning was not rewarded in 2008 where investors were driven by fear, looking for relative safety and selling stocks regardless of fundamentals. U.S. large cap managers in the Underlying Fund using quantitative investment strategies added to returns by shorting several of the financial stocks that underperformed in the fiscal period. Yet, this was offset by managers employing growth and momentum strategies, which underperformed in this environment.

Managers in the small cap U.S. equity Underlying Fund negatively impacted the Fund by underweighting the financials sector and overweighting the other energy sector. Small cap financials rebounded from their lows as the Federal Reserve and Treasury offered wide ranging forms of financial support. The prices of other energy stocks fell as the price of oil fell.

Managers in the non-U.S. developed markets Underlying Fund performed better than managers in global equity and emerging markets Underlying Funds. Yet the Fund’s higher allocation to the Non-U.S. developed markets Underlying Fund resulted in a larger negative impact on the Fund’s benchmark relative performance. This Underlying Fund’s multi-style discipline provided some risk control during the fiscal period given the extreme variability in investment style and market leadership. More defensive strategies helped moderate the negative impact of strategies more focused on deteriorating economic conditions.

In emerging markets, the returns of emerging markets Underlying Fund declined along with the returns of the asset class, which experienced its biggest calendar year decline in the history of the asset class. The asset class endured massive asset deleveraging and extreme levels of market volatility. Commodity-related sectors suffered most as the global economic slowdown cut demand.

The real estate Underlying Fund focused primarily on the larger and more liquid REITs during the fiscal year. With the exceptional volatility experienced during the period due to the

Growth Strategy Fund	23

Russell Investment Funds

Growth Strategy Fund

Portfolio Management Discussion and Analysis — December 31, 2008 (Unaudited)

global economic crisis and cash outflows, this positioning hurt Fund performance. The Underlying Fund’s exposure to non-U.S. REITs added to the Fund excess weighted performance relative to the benchmark for the year.

While the fixed income Underlying Fund contributed positively to the Fund’s benchmark relative performance, this Underlying Fund underperformed its benchmark. By far, the largest affect on the Underlying Fund’s underperformance relative to its benchmark was from the re-pricing of risk (i.e., the market demanding increased compensation for assuming a given level of risk), the fundamental concern regarding the consumer’s ability to make mortgage payments, and the negative impact that market and credit issues had on virtually all non-Treasury segments of the fixed income markets. This Underlying Fund had a material overweight to mortgage-backed securities. This contributed significantly to this Underlying Fund’s benchmark-relative underperformance. The decrease in interest rates across the yield curve had little impact on that Underlying Fund’s performance as its money managers implemented offsetting duration strategies. Yet, as the Federal Reserve decreased the federal funds target rate, short-term yields declined relative to intermediate- and long-term yields resulting in a yield curve “steepening.” Several of the Underlying Fund’s money managers anticipated the change and varied the maturities of their securities accordingly, positioning their portfolios to benefit from these changes.

The Funds’ performance shown throughout this report was based on the Underlying Funds’ valuations calculated in accordance with Generally Accepted Accounting Principles (GAAP) and in accordance with a newly effective accounting statement (SFAS 157), reflects the December 31, 2008 market value of the pooled investment vehicle in which the Underlying Funds invested their cash collateral received in securities lending transactions. The market value was lower than the vehicle’s amortized cost per unit. This had a negative impact on the Fund’s benchmark relative performance.

Describe any changes to the Fund’s structure or allocation to the Underlying Funds.

In September, 2008, certain of the Underlying Funds in which the Fund invested (the “Former Underlying Funds”) changed as set forth below as the result of the reorganization (the “Reorganizations”) of the Former Underlying Funds into other Russell Investment Company Funds (the “New Underlying Funds”).

Former Underlying Fund	New Underlying Fund
Quantitative Equity Fund	Russell U.S. Quantitative Equity Fund

The New Underlying Fund has the same investment objective, principal investment strategies, investment policies and principal risks as the Former Underlying Fund which it replaced and the allocation of the Fund’s assets to the New Underlying Fund is the same as it was to the Former Underlying Fund.

The views expressed in this report reflect those of the portfolio managers only through the end of the period covered by the report. These views do not necessarily represent the views of RIMCo, or any other person in RIMCo or any other affiliated organization. These views are subject to change at any time based upon market conditions or other events, and RIMCo disclaims any responsibility to update the views contained herein. These views should not be relied on as investment advice and, because investment decisions for a Russell Investment Fund (RIF) or Russell Investment Company (RIC) Fund are based on numerous factors, should not be relied on as an indication of investment decisions of any RIF or RIC Fund.

24	Growth Strategy Fund

Russell Investment Funds

Growth Strategy Fund

Shareholder Expense Example — December 31, 2008 (Unaudited)

Fund Expenses

The following disclosure provides important information regarding each Fund’s Expense Example, which appears on each Fund’s individual page in this Annual Report. Please refer to this information when reviewing the Expense Example for a Fund.

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including management fees and other Fund expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period indicated, which for this Fund is from July 1, 2008 to December 31, 2008.

Actual Expenses

The information in the table under the heading “Actual Performance” provides information about actual account values and actual expenses. You may use the information in this column, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first column in the row entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical Performance (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the information under the heading “Hypothetical Performance (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. The fee and expenses shown in this section do not reflect any Insurance Company Separate Account or Policy Charges.

	Actual Performance	Hypothetical Performance (5% return before expenses)

Beginning Account Value
July 1, 2008	$1,000.00	$1,000.00
Ending Account Value
December 31, 2008	$714.01	$1,024.94
Expenses Paid During Period*	$0.17	$0.20

*	Expenses are equal to the Fund’s annualized expense ratio of 0.04% (representing the one-half year period annualized), multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period). Reflects amounts waived and/or reimbursed. Without the waiver and/or reimbursement, expenses would have been higher.

Growth Strategy Fund	25

Russell Investment Funds

Growth Strategy Fund

Schedule of Investments — December 31, 2008

Amounts in thousands (except share amounts)

	Shares	Market Value $

Investments - 100.0%
Other Russell Investment Funds (“RIF”) and Russell Investment Company (“RIC”) Series Mutual Funds

Bonds - 20.3%
RIF Core Bond Fund	755,265	7,050

Domestic Equities - 52.9%
RIF Aggressive Equity Fund	288,062	2,069
RIF Multi-Style Equity Fund	796,729	7,171
RIF Real Estate Securities Fund	237,447	2,207
RIC Russell U.S. Quantitative Equity Fund	325,489	6,917

		18,364

International Equities - 26.8%
RIF Non-U.S. Fund	785,740	5,881
RIC Russell Emerging Markets Fund	140,727	1,386
RIC Russell Global Equity Fund	360,983	2,072

		9,339

Total Investments - 100.0% (identified cost $52,231)		34,753

Other Assets and Liabilities, Net - (0.0%)		(11)

Net Assets - 100.0%		34,742

See accompanying notes which are an integral part of the financial statements.

26	Growth Strategy Fund

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Russell Investment Funds

Equity Growth Strategy Fund

Portfolio Management Discussion — December 31, 2008 (Unaudited)

Equity Growth Strategy Fund
Total Return
1 Year	(41.18)%
Inception *	(26.66)%§

Russell 1000® Index **
Total Return
1 Year	(37.60)%
Inception *	(24.45)%§

MSCI EAFE® Index Net (USD) ***
	Total Return
1 Year	(43.38)%
Inception *	(27.88	)%§

*	The Fund commenced operation on April 30, 2007.

**

Russell 1000® Index includes the 1,000 largest companies in the Russell 3000® Index. The Russell 1000® Index represents the universe of stocks from which most active money managers typically select. The Russell 1000® Index return reflects adjustments from income dividends and capital gain distributions reinvested as of the ex-dividend dates.

***	Morgan Stanley Capital International Europe, Australia, Far East (MSCI EAFE) Index is an index composed of an arithmetic, market value-weighted average of the performance of approximately 1,600 securities listed on the stock exchange of the countries of Europe, Australia, and the Far East. The index is calculated on a total-return basis, which included reinvestment of gross dividends before deduction of withholding taxes.

§	Annualized.

The performance shown in this section does not reflect any Insurance Company Separate Account or Policy Charges. Performance is historical and assumes reinvestment of all dividends and capital gains. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than when purchased. Past performance is not indicative of future results.

28	Equity Growth Strategy Fund

Russell Investment Funds

Equity Growth Strategy Fund

Portfolio Management Discussion and Analysis — December 31, 2008 (Unaudited)

The Fund is a fund of funds that invests in other Russell Investment Funds and Russell Investment Company mutual funds (the “Underlying Funds”). The Underlying Funds allocate most of their assets among multiple money managers. Russell Investment Management Company (“RIMCo”), as the Underlying Funds' advisor, may change the allocation of the Underlying Funds' assets among money managers at any time. An exemptive order from the Securities and Exchange Commission (SEC) permits RIMCo to engage or terminate a money manager in an Underlying Fund at any time, subject to the approval by the Underlying Fund’s Board without a shareholder vote.

What is the Fund’s investment objective?

The Equity Growth Strategy Fund (“Fund”) seeks to provide high long term capital appreciation.

How did the Fund perform relative to its benchmark for the fiscal year ended December 31, 2008?

For the fiscal year ended December 31, 2008, the Equity Growth Strategy Fund lost 41.18%. This compared to the Russell 1000® Index, which lost 37.60% during the same period. The Fund’s performance includes operating expenses, whereas the Index returns are unmanaged and do not include expenses of any kind. The Fund’s performance was negatively impacted mostly by its allocation to the large cap and non-U.S equity asset classes, which are not included in the Fund’s benchmark.

For the year ended December 31, 2008, the Equity Growth Strategy Lipper Composite – lost 39.68%. This result serves as a peer comparison and is expressed net of operating expenses.

Each Underlying Fund has a benchmark reflective of its respective asset class. These benchmarks may be different than the Fund’s benchmark. The Fund’s benchmark represents the largest asset class of the Underlying Funds in which it invests.

How did the market conditions described in the Market Summary report affect the Fund’s performance?

The Fund is a fund of funds and its performance is based on the performance of the Underlying Funds in which it invests. The Fund’s performance was negatively impacted by the financial crisis that affected virtually all asset classes during the fiscal year. The largest impact on the Fund’s weighted excess return relative to the Russell 1000® Index was negative from its exposure to the RIF Multi-Style Equity, RIF Non-U.S., RIF Emerging Markets, Russell Global Equity and the RIF Aggressive Equity Underlying Funds.

The extreme volatility of the financial markets during the fiscal period created a headwind for most active managers. In this challenging environment, all but one underlying equity asset class funds lagged their respective benchmarks; yet three of seven Underlying Funds outperformed their peers within their asset classes as measured by their respective Lipper® Averages.

How did the investment strategies and techniques employed by the Fund and its money managers of the Underlying Funds affect the Fund’s performance?

The U.S. equity Underlying Funds maintained an overall preference for companies with above-average growth rates and attractive valuations. This positioning was not rewarded in 2008 where investors were driven by fear, looking for relative safety and selling stocks regardless of fundamentals. U.S. large cap managers in the Underlying Fund using quantitative investment strategies added to returns by shorting several of the financial stocks that underperformed in the fiscal period. Yet, this was offset by managers employing growth and momentum strategies, which underperformed in this environment.

Managers in the small cap U.S. equity Underlying Fund negatively impacted the Fund by underweighting the financials sector and overweighting the other energy sector. Small cap financials rebounded from their lows as the Federal Reserve and Treasury offered wide ranging forms of financial support. The prices of other energy stocks fell as the price of oil fell.

Managers in the non-U.S. developed markets Underlying Fund performed better than managers in global equity and emerging markets Underlying Funds. Yet the Fund’s higher allocation to the Non-U.S. developed markets Underlying Fund resulted in a larger negative impact on the Fund’s benchmark relative performance. This Underlying Fund’s multi-style discipline provided some risk control during the fiscal period given the extreme variability in investment style and market leadership. More defensive strategies helped moderate the negative impact of strategies more focused on deteriorating economic conditions.

In emerging markets, the returns of the emerging markets Underlying Fund declined along with the returns of the asset class, which experienced its biggest calendar year decline in the history of the asset class. The asset class endured massive asset deleveraging and extreme levels of market volatility. Commodity-related sectors suffered most as the global economic slowdown cut demand.

The real estate Underlying Fund focused primarily on the larger and more liquid REITs during the fiscal year. With the exceptional volatility experienced during the period due to the global economic crisis and cash outflows, this positioning hurt Fund performance. The Underlying Fund’s exposure to non-U.S. REITs added to the Fund excess weighted performance relative to the benchmark for the year.

The Funds’ performance shown throughout this report was based on the Underlying Funds’ valuations calculated in accordance with Generally Accepted Accounting Principles (GAAP) and in accordance with a newly effective accounting statement (SFAS 157), reflects the December 31, 2008 market value of the pooled investment vehicle in which the Underlying Funds invested their cash collateral received in securities lending transactions. The market value was lower than the

Equity Growth Strategy Fund	29

Russell Investment Funds

Equity Growth Strategy Fund

Portfolio Management Discussion and Analysis — December 31, 2008 (Unaudited)

vehicle’s amortized cost per unit. This had a negative impact on the Fund’s benchmark relative performance.

Describe any changes to the Fund’s structure or allocation to the Underlying Funds.

In September, 2008, certain of the Underlying Funds in which the Fund invested (the “Former Underlying Funds”) changed as set forth below as the result of the reorganization (the “Reorganizations”) of the Former Underlying Funds into other Russell Investment Company Funds (the “New Underlying Funds”).

Former Underlying Fund	New Underlying Fund
Quantitative Equity Fund	Russell U.S. Quantitative Equity Fund

The New Underlying Fund has the same investment objective, principal investment strategies, investment policies and principal risks as the Former Underlying Fund which it replaced and the allocation of the Fund’s assets to the New Underlying Fund is the same as it was to the Former Underlying Fund.

The views expressed in this report reflect those of the portfolio managers only through the end of the period covered by the report. These views do not necessarily represent the views of RIMCo, or any other person in RIMCo or any other affiliated organization. These views are subject to change at any time based upon market conditions or other events, and RIMCo disclaims any responsibility to update the views contained herein. These views should not be relied on as investment advice and, because investment decisions for a Russell Investment Fund (RIF) or Russell Investment Company (RIC) Fund are based on numerous factors, should not be relied on as an indication of investment decisions of any RIF or RIC Fund.

30	Equity Growth Strategy Fund

Russell Investment Funds

Equity Growth Strategy Fund

Shareholder Expense Example — December 31, 2008 (Unaudited)

Fund Expenses

The following disclosure provides important information regarding each Fund’s Expense Example, which appears on each Fund’s individual page in this Annual Report. Please refer to this information when reviewing the Expense Example for a Fund.

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including management fees and other Fund expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period indicated, which for this Fund is from July 1, 2008 to December 31, 2008.

Actual Expenses

The information in the table under the heading “Actual Performance” provides information about actual account values and actual expenses. You may use the information in this column, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first column in the row entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical Performance (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the information under the heading “Hypothetical Performance (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. The fee and expenses shown in this section do not reflect any Insurance Company Separate Account or Policy Charges.

	Actual Performance	Hypothetical Performance (5% return before expenses)
Beginning Account Value
July 1, 2008	$ 1,000.00	$1,000.00
Ending Account Value
December 31, 2008	$ 657.02	$1,024.94
Expenses Paid During
Period*	$ 0.17	$0.20

*	Expenses are equal to the Fund’s annualized expense ratio of 0.04% (representing the one-half year period annualized), multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period). Reflects amounts waived and/or reimbursed. Without the waiver and/or reimbursement, expenses would have been higher.

Equity Growth Strategy Fund	31

Russell Investment Funds

Equity Growth Strategy Fund

Schedule of Investments — December 31, 2008

Amounts in thousands (except share amounts)

	Shares	Market Value $

Investments - 100.1%
Other Russell Investment Funds (“RIF”) and Russell Investment Company (“RIC”) Series Mutual Funds

Domestic Equities - 65.3%
RIF Aggressive Equity Fund	122,594	881
RIF Multi-Style Equity Fund	363,495	3,272
RIF Real Estate Securities Fund	97,129	903
RIC Russell U.S. Quantitative Equity Fund	149,420	3,175

		8,231

International Equities - 34.8%
RIF Non-U.S. Fund	385,493	2,885
RIC Russell Emerging Markets Fund	63,499	625
RIC Russell Global Equity Fund	153,703	882

		4,392

Total Investments - 100.1% (identified cost $20,009)		12,623

Other Assets and Liabilities, Net - (0.1%)		(10)

Net Assets - 100.0%		12,613

See accompanying notes which are an integral part of the financial statements.

32	Equity Growth Strategy Fund

Russell Investment Funds

LifePoints® Funds Variable Target Portfolio Series

Statements of Assets and Liabilities — December 31, 2008

Amounts in thousands	Moderate Strategy Fund	Balanced Strategy Fund	Growth Strategy Fund	Equity Growth Strategy Fund

Assets
Investments, at identified cost	$23,496	$81,252	$52,231	$20,009
Investments, at market	19,319	60,174	34,753	12,623
Receivables:
Investments sold	65	—	—	—
Fund shares sold	6	42	8	6
From Transfer Agent	—	—	2	1
Prepaid expenses	—	1	—	—

Total assets	19,390	60,217	34,763	12,630

Liabilities
Payables:
Investments purchased	—	42	9	5
Fund shares redeemed	71	—	—	—
Accrued fees to affiliates	1	5	2	1
Other accrued expenses	10	12	10	11

Total liabilities	82	59	21	17

Net Assets	$19,308	$60,158	$34,742	$12,613

Net Assets Consist of:
Undistributed (overdistributed) net investment income	$172	$80	$8	$32
Accumulated net realized gain (loss)	(901)	(1,155)	(481)	(1,063)
Unrealized appreciation (depreciation) on investments	(4,177)	(21,078)	(17,478)	(7,386)
Shares of beneficial interest	25	88	57	23
Additional paid-in capital	24,189	82,223	52,636	21,007

Net Assets	$19,308	$60,158	$34,742	$12,613

Net Asset Value, offering and redemption price per share:
Net asset value per share*	$7.67	$6.80	$6.11	$5.42
Net assets	$19,308,456	$60,158,172	$34,742,243	$12,612,657
Shares outstanding ($.01 par value)	2,515,767	8,846,816	5,685,013	2,328,684
* Net asset value per share equals net assets divided by shares of beneficial interest outstanding.

See accompanying notes which are an integral part of the financial statements.

Statements of Assets and Liabilities	33

Russell Investment Funds

LifePoints® Funds Variable Target Portfolio Series

Statements of Operations — For the Fiscal Year Ended December 31, 2008

Amounts in thousands	Moderate Strategy Fund	Balanced Strategy Fund	Growth Strategy Fund	Equity Growth Strategy Fund

Investment Income
Income distributions from Underlying Funds	$674	$1,568	$669	$128

Expenses
Advisory fees	35	111	71	28
Administrative fees	9	28	18	7
Custodian fees	15	19	17	14
Transfer agent fees	1	2	2	1
Professional fees	21	23	22	21
Trustees’ fees	—	1	1	—
Offering fees	5	5	5	5
Miscellaneous	5	5	4	6

Expenses before reductions	91	194	140	82
Expense reductions	(72)	(150)	(126)	(76)

Net expenses	19	44	14	6

Net investment income (loss)	655	1,524	655	122

Net Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investments	(990)	(1,448)	(675)	(1,102)
Capital gain distributions from Underlying Funds	121	330	214	87

Net realized gain (loss)	(869)	(1,118)	(461)	(1,015)
Net change in unrealized appreciation (depreciation) on investments	(4,012)	(19,597)	(15,965)	(6,201)

Net realized and unrealized gain (loss)	(4,881)	(20,715)	(16,426)	(7,216)

Net Increase (Decrease) in Net Assets from Operations	$(4,226)	$(19,191)	$(15,771)	$(7,094)

See accompanying notes which are an integral part of the financial statements.

34	Statements of Operations

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Russell Investment Funds

LifePoints® Funds Variable Target Portfolio Series

Statements of Changes in Net Assets — For the Fiscal Years Ended December 31,

	Moderate Strategy Fund
Amounts in thousands	2008	2007*

Increase (Decrease) in Net Assets

Operations
Net investment income (loss)	$655	$194
Net realized gain (loss)	(869)	142
Net change in unrealized appreciation (depreciation)	(4,012)	(165)

Net increase (decrease) in net assets from operations	(4,226)	171

Distributions
From net investment income	(482)	(207)
From net realized gain	(160)	(2)

Net decrease in net assets from distributions	(642)	(209)

Share Transactions
Net increase (decrease) in net assets from share transactions	15,522	8,692

Total Net Increase (Decrease) in Net Assets	10,654	8,654

Net Assets
Beginning of period	8,654	—

End of period	$19,308	$8,654

Undistributed (overdistributed) net investment income included in net assets	$172	$—

*	For the period April 30, 2007 (commencement of operations) to December 31, 2007.

See accompanying notes which are an integral part of the financial statements.

36	Statements of Changes in Net Assets

Balanced Strategy Fund		Growth Strategy Fund		Equity Growth Strategy Fund
2008	2007*	2008	2007*	2008	2007*

$1,524	$889	$655	$638	$122	$347
(1,118)	1,114	(461)	1,101	(1,015)	709
(19,597)	(1,481)	(15,965)	(1,513)	(6,201)	(1,185)

(19,191)	522	(15,771)	226	(7,094)	(129)

(1,462)	(901)	(647)	(651)	(89)	(358)
(1,120)	(2)	(1,109)	—	(748)	—

(2,582)	(903)	(1,756)	(651)	(837)	(358)

46,234	36,078	24,879	27,815	7,538	13,493

24,461	35,697	7,352	27,390	(393)	13,006

35,697	—	27,390	—	13,006	—

$60,158	$35,697	$34,742	$27,390	$12,613	$13,006

$80	$—	$8	$—	$32	$—

See accompanying notes which are an integral part of the financial statements.

Statements of Changes in Net Assets	37

Russell Investment Funds

LifePoints® Funds Variable Target Portfolio Series

Financial Highlights

For a Share Outstanding Throughout the Period.

	$ Net Asset Value, Beginning of Period	$ Net Investment Income (Loss)(a)(b)	$ Net Realized and Unrealized Gain (Loss)	$ Total Income (Loss) from Operations	$ Distributions from Net Investment Income	$ Distributions from Net Realized Gain
Moderate Strategy Fund
December 31, 2008	9.99	.33	(2.32)	(1.99)	(.23)	(.10)
December 31, 2007*	10.00	.46	(.11)	.35	(.36)	— (g)
Balanced Strategy Fund
December 31, 2008	9.93	.23	(2.88)	(2.65)	(.21)	(.27)
December 31, 2007*	10.00	.47	(.20)	.27	(.34)	— (g)
Growth Strategy Fund
December 31, 2008	9.90	.15	(3.46)	(3.31)	(.14)	(.34)
December 31, 2007*	10.00	.45	(.24)	.21	(.31)	—
Equity Growth Strategy Fund
December 31, 2008	9.83	.07	(3.92)	(3.85)	(.05)	(.51)
December 31, 2007*	10.00	.50	(.38)	.12	(.29)	—

See accompanying notes which are an integral part of the financial statements.

38	Financial Highlights

$ Total Distributions	$ Net Asset Value, End of Period	% Total Return(c)	$ Net Assets, End of Period (000)	% Ratio of Expenses to Average Net Assets, Net(d)(e)(f)	% Ratio of Expenses to Average Net Assets, Gross(d)(e)	% Ratio of Net Investment Income to Average Net Assets(c)(f)	% Portfolio Turnover Rate(c)

(.33)	7.67	(20.39)	19,308.11		.53	3.77	39
(.36)	9.99	3.54	8,654.11		2.01	5.37	24

(.48)	6.80	(27.70)	60,158.08		.35	2.75	16
(.34)	9.93	2.73	35,697.08		.74	5.37	11

(.48)	6.11	(34.73)	34,742.04		.40	1.85	10
(.31)	9.90	2.13	27,390.04		.84	5.05	3

(.56)	5.42	(41.18)	12,613.04		.58	0.87	24
(.29)	9.83	1.25	13,006.04		1.36	5.59	6

See accompanying notes which are an integral part of the financial statements.

Financial Highlights	39

Russell Investment Funds

LifePoints® Funds Variable Target Portfolio Series

Notes to Financial Highlights — December 31, 2008

*	For the period April 30, 2007 (commencement of operations) to December 31, 2007.
(a)	Average month-end shares outstanding were used for this calculation.
(b)	Recognition of net investment income by the Fund is affected by the timing of the declaration of dividends by the Underlying Funds in which the Fund invests.
(c)	Periods less than one year are not annualized.
(d)	The ratios for periods less than one year are annualized.
(e)	The calculation includes only those expenses charged directly to the Fund and does not include expenses charged to the Underlying Funds in which the Fund invests.
(f)	May reflect amounts waived and reimbursed by RIMCo and RFSC.
(g)	Less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

40	Notes to Financial Highlights

Russell Investment Funds

LifePoints® Funds Variable Target Portfolio Series

Notes to Financial Statements — December 31, 2008

1.	Organization

Russell Investment Funds (the “Investment Company” or “RIF”) is a series investment company with nine different investment portfolios referred to as Funds. These financial statements report on four of these Funds (each a “Fund” and collectively the “Funds”). The Investment Company provides the investment base for one or more variable insurance products issued by one or more insurance companies. These Funds are offered at net asset value to qualified insurance company separate accounts offering variable insurance products. The Investment Company is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. It is organized and operates as a Massachusetts business trust under an amended and restated master trust agreement dated October 1, 2008. The Investment Company’s master trust agreement permits the Board of Trustees (the “Board”) to issue an unlimited number of shares of beneficial interest.

Russell Investment Management Company (“RIMCo”) is the Funds’ adviser and Russell Fund Services Company (“RFSC”), a wholly-owned subsidiary of RIMCo, is the Funds’ administrator and transfer agent.

The Funds seek to achieve their objective by investing in a combination of Russell Investment Company (“RIC”) funds and other of the Investment Company’s funds (the “Underlying Funds”) as set forth in the table below. RIMCo may modify the target asset allocation for any Fund and/or the Underlying Funds in which the Funds invest. From time to time, each Fund may adjust its investments within the ranges below based on RIMCo’s outlook for the economy, financial markets generally and relative market valuation of the asset classes represented by each Underlying Fund. Additionally, each Fund may deviate from the ranges when, in RIMCo’s opinion, it is necessary to do so to pursue the Fund’s investment objective. In the future, the Funds may also invest in other funds which are not currently Underlying Funds.

Asset Allocation Targets as of April 30, 2008
Asset Class/Underlying Funds	Moderate Strategy Fund	Balanced Strategy Fund	Growth Strategy Fund	Equity Growth Strategy Fund

Bonds
RIF Core Bond Fund	55-65%	35-45%	15-25%	0%
Domestic Equities
RIF Aggressive Equity Fund	0-8	0-9	1-11	2-12
RIF Multi-Style Equity Fund	5-15	10-20	16-26	21-31
RIF Real Estate Securities Fund	0-8	0-10	1-11	2-12
RIC Russell U.S. Quantitative Equity Fund	5-15	10-20	15-25	20-30
International Equities
RIF Non-U.S. Fund	14-24	9-19	12-22	18-28
RIC Russell Emerging Markets Fund	0-7	0-8	0-9	0-10
RIC Russell Global Equity Fund	0-8	0-9	1-11	2-12

2.	Significant Accounting Policies

The Funds’ financial statements are prepared in accordance with accounting principles generally accepted in the United States of America (“GAAP”) which require the use of management estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. The following is a summary of the significant accounting policies consistently followed by each Fund in the preparation of its financial statements.

Security Valuation

The Funds value their portfolio securities, the shares of the Underlying Funds, at the current net asset value per share of each Underlying Fund.

The Underlying Funds value portfolio securities according to Board-approved securities valuation procedures and pricing services which include market value procedures, fair value procedures and a description of the pricing services used by the Underlying Funds. Money market fund securities are priced using the amortized cost method of valuation, as are debt obligation securities maturing within 60 days at the time of purchase, unless the Board determines that amortized cost does not represent market value of short-term debt obligations. The Board has delegated the responsibility for administration of the securities valuation procedures to RFSC.

Ordinarily, the Underlying Funds value each portfolio security based on market quotations provided by pricing services or alternative pricing services or dealers (when permitted by the market value procedures). Generally, Underlying Fund securities are valued at the close of the market on which they are traded as follows:

•	U.S. listed equities, equity and fixed income options and Rights/Warrants: Last sale price; last bid price if no last sale price.

Notes to Financial Statements	41

Russell Investment Funds

LifePoints® Funds Variable Target Portfolio Series

Notes to Financial Statements, continued — December 31, 2008

•	U.S. over-the-counter equities: Official closing price; last bid price if no closing price.

•	Listed ADRs/GDRs: Last sale price; last bid price if no last sale price.

•	Municipal bonds, U.S. bonds, Eurobonds/foreign bonds: Evaluated bid price; broker quote if no evaluated bid price;.

•	Futures: Settlement price;

•	Bank loans and Forwards: mean between bid and asking price.

•	Investments in other mutual funds are valued at their net asset value per share, calculated at 4 p.m. Eastern time or as of the close of the New York Stock Exchange, whichever is earlier;

•

The value of swap agreements is equal to the Funds’ obligation (or rights) under swap contracts which will generally be equal to the net amounts to be paid or received under the contracts based upon the relative values of the positions held by each party to the contracts.

•

Equity securities traded on a national foreign securities exchange or a foreign over the counter market are valued on the basis of the official closing price, or lacking the official closing price, at the last sale price of the primary exchange on which the security is traded.

If market quotations are not readily available for a security or if subsequent events suggest that a market quotation is not reliable, the Underlying Funds will use the security’s fair value, as determined in accordance with the fair value procedures. The effect of fair value pricing is that securities may not be priced on the basis of quotations from the primary market on which they are traded, but rather may be priced by another method that the Board believes reflects fair value. The fair value procedures may involve subjective judgments as to the fair value of securities. The use of fair value pricing by an Underlying Fund may cause the net asset value of its shares to differ significantly from the net asset value that would be calculated using normal pricing methods. Fair value pricing could also cause discrepancies between the daily movement of the value of Underlying Fund shares and daily movement of the benchmark index if the index is valued using another pricing method.

This policy is intended to assure that the Underlying Funds’ net asset values fairly reflect security values as of the time of pricing. Events or circumstances affecting the values of Underlying Fund securities that occur between the closing of the principal markets on which they trade and the time the net asset value of Underlying Fund shares is determined may be reflected in the calculation of net asset values for each applicable Underlying Fund (and each Fund which invests in such Underlying Fund) when the Underlying Funds deem that the particular event or circumstance would materially affect such Underlying Fund’s net asset value. Underlying Funds that invest primarily in frequently traded exchange-listed securities will use fair value pricing in limited circumstances since reliable market quotations will often be readily available. Underlying Funds that invest in foreign securities are likely to use fair value pricing more often since significant events may occur between the close of foreign markets and the time of pricing which would trigger fair value pricing of the foreign securities. Underlying Funds that invest in low-rated debt securities are also likely to use fair value pricing more often since the markets in which such securities are traded are generally thinner, more limited and less active than those for higher rated securities. Examples of events that could trigger fair value pricing of one or more securities are: a material market movement of the US securities market (defined in the fair value procedures as the movement by a single major US Index greater than a certain percentage) or other significant event; foreign market holidays if on a daily basis, Fund exposure exceeds 20% in aggregate (all closed markets combined); a company development; a natural disaster; or an armed conflict.

Because foreign securities can trade on non-business days, the net asset value of a Fund’s portfolio that includes an Underlying Fund which invests in foreign securities may change on days when shareholders will not be able to purchase or redeem fund shares.

The Funds adopted Financial Accounting Standards Board (“FASB”) Statement of Financial Accounting Standards No. 157, Fair Value Measurements (“SFAS 157”), effective January 1, 2008. In accordance with SFAS 157, fair value is defined as the price that the Funds would receive upon selling an investment in a timely transaction to an independent buyer in the principal or most advantageous market of the investment. SFAS 157 established a three-tier hierarchy to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset, including assumptions about risk, for example, the risk inherent in a particular valuation technique used to measure fair value including a pricing model and/or risk inherent in the inputs to the valuation technique. Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the best information available in the circumstances.

42	Notes to Financial Statements

Russell Investment Funds

LifePoints® Funds Variable Target Portfolio Series

Notes to Financial Statements, continued — December 31, 2008

The three-tier hierarchy of inputs is summarized in the three broad levels listed below.

•	Level 1 — quoted prices in active markets for identical investments

•	Level 2 — other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Inputs used in valuing the Funds’ investments for the period ended December 31, 2008, were as follows:

	Moderate Strategy Fund	Balanced Strategy Fund	Growth Strategy Fund	Equity Growth Strategy Fund
	Investments in Securities	Investments in Securities	Investments in Securities	Investments in Securities

Level 1	$—	$—	$—	$—
Level 2	19,319,025	60,174,298	34,752,751	12,623,205
Level 3	—	—	—	—

	$19,319,025	$60,174,298	$34,752,751	$12,623,205

As of December 31, 2008, there were no Level 3 securities held by the Funds.

Investment Transactions

Investment transactions are recorded on a trade date basis. Realized gains and losses from securities transactions, if any, are recorded on the basis of specific identified cost.

Investment Income

Distributions of income and capital gains from the Underlying Funds are recorded on the ex-dividend date.

Federal Income Taxes

Since the Investment Company is a Massachusetts business trust, each Fund is a separate corporate taxpayer and determines its net investment income and capital gains (or losses) and the amounts to be distributed to each Fund’s shareholders without regard to the income and capital gains (or losses) of the other Funds.

It is each Fund’s intention to qualify as a regulated investment company and distribute all of its taxable income and capital gains. Therefore, no federal income tax provision is required for the Funds.

In accordance with provisions set forth in the FASB issued Interpretation No. 48, “Accounting for Uncertainty in Income Taxes, an Interpretation of FASB Statement No. 109” (“FIN 48”), adopted by the Funds on January 1, 2007, management has reviewed the Funds’ tax positions for all open tax years, and concluded that adoption had no effect on the Funds’ financial position or results of operations. At December 31, 2008, the Funds have recorded no liabilities for net unrecognized tax benefits relating to uncertain income tax positions they have taken or expect to take in future tax returns.

Each Fund files a U. S. tax return. While the statute of limitations remains open to examine the Funds’ U.S. tax returns filed for the fiscal years ending December 31, 2005, through December 31, 2007, no examinations are in progress or anticipated at this time. The Funds are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Dividends and Distributions to Shareholders

Income dividends and capital gain distributions, if any, are recorded on the ex-dividend date. Income dividends are generally declared and paid quarterly. Capital gain distributions are generally declared and paid annually. An additional distribution may be paid by the Funds to avoid imposition of federal income and excise tax on any remaining undistributed capital gains and net investment income.

The timing and characterization of certain income and capital gain distributions are determined in accordance with federal tax regulations which may differ from GAAP. As a result, net investment income and net realized gain (or loss) from investment transactions for a reporting period may differ significantly from distributions during such period. The differences between tax regulations and GAAP relate primarily to investments in the Underlying Funds sold at a loss, wash sale deferrals and capital loss

Notes to Financial Statements	43

Russell Investment Funds

LifePoints® Funds Variable Target Portfolio Series

Notes to Financial Statements, continued — December 31, 2008 carryforwards. Accordingly, the Funds may periodically make reclassifications among certain of their capital accounts without impacting their net asset value.

Expenses

Expenses included in the accompanying financial statements reflect the expenses of each Fund and do not include those expenses incurred by the Underlying Funds. Because the Underlying Funds have varied expense and fee levels and the Funds may own different proportions of the Underlying Funds at different times, the amount of the fees and expenses incurred indirectly by the Funds will vary. Most expenses can be directly attributed to the individual Funds. Expenses which cannot be directly attributed to a specific Fund are allocated among all Funds principally based on their relative net assets.

Guarantees

In the normal course of business the Funds enter into contracts that contain a variety of representations which provide general indemnifications. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred. However, the Funds expect the risk of loss to be remote.

3.	Investment Transactions

Securities

During the period ended December 31, 2008, purchases and sales of the Underlying Funds (excluding short-term investments) were as follows:

Funds	Purchases	Sales

Moderate Strategy	$22,507,185	$6,839,969
Balanced Strategy	54,479,438	8,963,036
Growth Strategy	27,506,639	3,505,289
Equity Growth Strategy	10,289,401	3,369,110

4.	Related Party Transactions, Fees and Expenses

Adviser and Administrator

RIMCo is the Funds’ investment adviser and RFSC is the Funds’ administrator. RFSC is a wholly-owned subsidiary of RIMCo. RIMCo is a wholly-owned subsidiary of Frank Russell Company (a subsidiary of The Northwestern Mutual Life Insurance Company). Frank Russell Company provides ongoing money manager research and trade placement services to RIC and RIMCo.

RIMCo has contractually agreed to waive, at least through April 29, 2009, its 0.20% advisory fee for each Fund. RIMCo and RFSC have contractually agreed to waive and/or reimburse, at least through April 29, 2009, each Fund for other direct Fund-level expenses to the extent that direct Fund-level expenses exceed 0.11%, 0.08%, 0.04% and 0.04% of the average daily net assets of the Moderate Strategy, Balanced Strategy, Growth Strategy and Equity Growth Strategy Funds, respectively, on an annual basis. Direct Fund-level expenses for the Funds do not include the expenses of other investment companies in which the Fund invests which are borne indirectly by the Fund. These arrangements may not be terminated during the relevant period except at the Board’s discretion.

The Administrative fee of 0.05% is based upon the average daily net assets of each Fund.

For the period ended December 31, 2008, the fees waived and reimbursed by RIMCo and RFSC amounted to:

Funds	RIMCo	RFSC	Total

Moderate Strategy	$34,738	$37,363	$72,101
Balanced Strategy	110,766	39,259	150,025
Growth Strategy	70,744	55,262	126,006
Equity Growth Strategy	28,041	47,590	75,631

RIMCo and RFSC do not have the ability to recover amounts waived or reimbursed from previous periods.

Transfer and Dividend Disbursing Agent

RFSC is the Transfer and Dividend Disbursing Agent for the Investment Company. For this service, RFSC is paid a fee for transfer agency and dividend disbursing services provided to the Funds. RFSC retains a portion of this fee for its services provided to the Funds and pays the balance to unaffiliated agents who assisted in providing these services.

44	Notes to Financial Statements

Russell Investment Funds

LifePoints® Funds Variable Target Portfolio Series

Notes to Financial Statements, continued — December 31, 2008

Accrued Fees Payable to Affiliates

Accrued fees payable to affiliates for the period ended December 31, 2008, were as follows:

	Moderate Strategy Fund	Balanced Strategy Fund	Growth Strategy Fund	Equity Growth Strategy Fund

Administration Fees	$785	$4,705	$1,399	$494
Transfer Agent Fees	69	214	124	44
Trustee Fees	20	113	134	59

	$874	$5,032	$1,657	$597

Distributor

On June 2, 2008, Russell Fund Distributors, Inc., a wholly-owned subsidiary of RIMCo, changed its name to Russell Financial Services, Inc. (“Distributor”). The Distributor serves as distributor for RIF, pursuant to the Distribution Agreement with the Investment Company. The Distributor receives no compensation from the Investment Company for its services.

Board of Trustees

The Russell Fund Complex consists of RIC, which has 38 Funds, and RIF, which has nine Funds. Each of the Trustees is a Trustee of both RIC and RIF. During the period, the Russell Fund Complex paid each of its independent Trustees a retainer of $60,000 per year, $6,500 for each regular quarterly meeting attended in person, $2,500 for each special meeting attended in person, and $2,500 for each Audit Committee meeting, Nominating and Governance Committee meeting, Investment Committee meeting or any other committee meeting established and approved by the Board that is attended in person. Each Trustee receives a $1,000 fee for attending the quarterly and special meetings and a $500 fee for attending the committee meeting by phone instead of receiving the full fee had the member attended in person. Trustees’ out of pocket expenses are also paid by the Russell Fund Complex. The Audit Committee Chair and Investment Committee Chair are each paid a fee of $12,000 per year and the Nominating and Governance Committee Chair is paid a fee of $6,000 per year. The chairman of the Board receives additional annual compensation of $52,000.

Transactions With Affiliated Companies

An affiliated company is a company in which a Fund has ownership of at least 5% of the voting securities or under common control. Transactions during the period ended December 31, 2008, with Underlying Funds which are an affiliated company or under common control are as follows:

Affiliate	Market Value	Purchases Cost	Sales Cost	Realized Gain (Loss)	Income Distributions	Capital Gains Distributions

Moderate Strategy Fund
RIF Core Bond Fund	$11,616,680	$12,045,579	$4,650,835	$(283,992)	$605,092	$75,808
RIF Aggressive Equity Fund	572,565	794,728	250,889	(65,586)	5,503	102
RIF Multi-Style Equity Fund	1,922,578	2,597,647	724,308	(127,238)	24,657	14,651
RIC Russell U.S. Quantitative Equity Fund	1,941,688	449,330	162,091	(61,456)	11,977	—
RIF Real Estate Securities Fund	579,739	869,806	404,619	(92,663)	10,253	—
RIC Russell Emerging Markets Fund	382,802	605,880	171,290	(47,356)	—	18,228
RIC Russell Global Equity Fund	579,098	798,632	207,118	(36,795)	9,201	—
RIF Non-U.S. Fund	1,723,875	2,276,651	630,329	(158,774)	—	12,557
RIC Quantitative Equity Fund (1)	—	2,068,932	628,900	(116,550)	7,312

	$19,319,025	$22,507,185	$7,830,379	$(990,410)	$673,995	$121,346

Balanced Strategy Fund
RIF Core Bond Fund	$23,663,254	$17,824,158	$6,424,844	$(480,454)	$1,252,067	$141,698
RIF Aggressive Equity Fund	2,427,255	2,453,632	225,239	(51,919)	22,766	333
RIF Multi-Style Equity Fund	9,069,268	8,898,053	714,019	(113,565)	110,869	53,562
RIC Russell U.S. Quantitative Equity Fund	9,171,902	1,716,415	129,494	(61,804)	54,900	—
RIF Real Estate Securities Fund	3,138,362	3,447,419	1,128,447	(318,787)	54,603	—
RIC Russell Emerging Markets Fund	1,807,454	2,286,358	156,160	(52,488)	—	86,370
RIC Russell Global Equity Fund	2,425,322	2,494,605	155,153	(21,707)	37,741	—
RIF Non-U.S. Fund	8,471,481	8,563,152	731,474	(197,105)	—	47,603
RIC Quantitative Equity Fund (1)	—	6,795,646	745,714	(149,679)	34,877

	$60,174,298	$54,479,438	$10,410,544	$(1,447,508)	$1,567,823	$329,566

Notes to Financial Statements	45

Russell Investment Funds

LifePoints® Funds Variable Target Portfolio Series

Notes to Financial Statements, continued — December 31, 2008

Affiliate	Market Value	Purchases Cost	Sales Cost	Realized Gain (Loss)	Income Distributions	Capital Gains Distributions

Growth Strategy Fund
RIF Core Bond Fund	$7,049,778	$4,288,231	$2,087,711	$(166,477)	$397,423	$46,107
RIF Aggressive Equity Fund	2,069,177	1,742,315	101,844	(22,719)	21,059	377
RIF Multi-Style Equity Fund	7,170,930	5,916,805	456,660	(74,873)	102,571	56,648
RIC Russell U.S. Quantitative Equity Fund	6,916,638	887,839	95,505	(47,164)	42,950	—
RIF Real Estate Securities Fund	2,207,150	1,812,228	419,571	(121,596)	41,786	—
RIC Russell Emerging Markets Fund	1,386,160	1,586,734	119,980	(36,724)	—	66,347
RIC Russell Global Equity Fund	2,072,044	1,828,431	105,741	(11,290)	32,870	—
RIF Non-U.S. Fund	5,880,874	5,080,230	406,274	(113,410)	—	44,109
RIC Quantitative Equity Fund (1)	—	4,363,826	386,473	(80,217)	30,180

	$34,752,751	$27,506,639	$4,179,759	$(674,470)	$668,839	$213,588

Equity Growth Strategy Fund
RIF Aggressive Equity Fund	$880,602	$713,306	$281,798	$(66,220)	$9,247	$194
RIF Multi-Style Equity Fund	3,271,627	2,624,719	1,043,658	(198,054)	51,215	30,967
RIC Russell U.S. Quantitative Equity Fund	3,175,181	568,631	184,893	(77,051)	19,265	—
RIF Real Estate Securities Fund	902,850	928,295	743,554	(204,398)	18,909	—
RIC Russell Emerging Markets Fund	625,469	666,124	211,439	(67,862)	—	29,500
RIC Russell Global Equity Fund	882,254	714,480	224,435	(40,902)	13,700	—
RIF Non-U.S. Fund	2,885,222	2,302,751	901,903	(264,119)	—	26,476
RIC Quantitative Equity Fund (1)	—	1,771,095	879,244	(183,208)	15,351

	$12,623,205	$10,289,401	$4,470,924	$(1,101,814)	$127,687	$87,137

(1)	Quantitative Equity Fund merged into Russell U.S. Quantitative Equity Fund as of September 22, 2008.

5.	Federal Income Taxes

At December 31, 2008, the following Fund had net tax basis capital loss carryforwards which may be applied against any net realized taxable gains in each succeeding year or until their respective expiration dates, whichever occurs first. Available capital loss carryforwards and expiration dates are as follows:

Funds	12/31/2016	Totals

Equity Growth Strategy	$134,219	$134,219

At December 31, 2008, the cost of investments, net unrealized appreciation (depreciation), undistributed ordinary income and undistributed long-term capital gains for income tax purposes were as follows:

	Moderate Strategy Fund	Balanced Strategy Fund	Growth Strategy Fund	Equity Growth Strategy Fund

Cost of Investments for Tax Purposes	$24,524,329	$82,502,736	$52,768,220	$20,937,830

Unrealized Appreciation	$—	$—	$—	$—
Unrealized Depreciation	(5,205,304)	(22,328,438)	(18,015,469)	(8,314,625)

Net Tax Unrealized Appreciation (Depreciation)	$(5,205,304)	$(22,328,438)	$(18,015,469)	$(8,314,625)

Undistributed Ordinary Income	$237,035	$79,930	$7,955	$31,779
Undistributed Long-Term Gains (Capital Loss Carryforward)	$62,862	$96,500	$56,058	$(134,219)
Tax Composition of Distributions:
Ordinary Income	$482,474	$1,443,808	$646,736	$95,429
Long-Term Capital Gains	$159,653	$1,138,562	$1,108,503	$741,432

6.	Fund Share Transactions (amounts in thousands)

Share transactions for the periods ended December 31, 2008 and December 31, 2007 were as follows:

	Shares		Dollars
	2008	2007*	2008	2007*

Moderate Strategy Fund
Proceeds from shares sold	2,261	950	$21,043	$9,530
Proceeds from reinvestment of distributions	71	22	642	209
Payments for shares redeemed	(682)	(106)	(6,163)	(1,047)

Total net increase (decrease)	1,650	866	$15,522	$8,692

46	Notes to Financial Statements

Russell Investment Funds

LifePoints® Funds Variable Target Portfolio Series

Notes to Financial Statements, continued — December 31, 2008

6.	Fund Share Transactions (amounts in thousands) (continued)

	Shares		Dollars

	2008	2007*	2008	2007*

Balanced Strategy Fund
Proceeds from shares sold	5,802	3,701	$50,702	$37,178
Proceeds from reinvestment of distributions	306	91	2,582	903
Payments for shares redeemed	(856)	(197)	(7,050)	(2,003)

Total net increase (decrease)	5,252	3,595	$46,234	$36,078

	Shares		Dollars
	2008	2007*	2008	2007*

Growth Strategy Fund
Proceeds from shares sold	3,050	2,762	$25,915	$27,787
Proceeds from reinvestment of distributions	212	66	1,755	651
Payments for shares redeemed	(344)	(61)	(2,791)	(623)

Total net increase (decrease)	2,918	2,767	$24,879	$27,815

	Shares		Dollars
	2008	2007*	2008	2007*
Equity Growth Strategy Fund
Proceeds from shares sold	1,334	1,332	$10,149	$13,593
Proceeds from reinvestment of distributions	100	37	837	358
Payments for shares redeemed	(428)	(46)	(3,448)	(458)

Total net increase (decrease)	1,006	1,323	$7,538	$13,493

*	For the period April 30, 2007 (commencement of operations) to December 31, 2007.

7.	Interfund Lending Program

The Investment Company Funds have received permission from the Securities and Exchange Commission to participate in a joint lending and borrowing facility (the “Credit Facility”). Portfolios of the Funds may borrow money from each other for temporary purposes. All such borrowing and lending will be subject to a participating Fund’s fundamental investment limitations. Typically, Funds will borrow from the RIC Russell Money Market Fund. The RIC Russell Money Market Fund will lend through the program only when the returns are higher than those available from an investment in repurchase agreements or short-term reserves and the portfolio manager determines it is in the best interest of the RIC Russell Money Market Fund. The Investment Company Funds will borrow through the program only when the costs are equal to or lower than the cost of bank loans. Interfund loans and borrowings normally extend overnight, but can have a maximum duration of seven days. Loans may be called on one business day’s notice. A participating fund may have to borrow from a bank at a higher interest rate if an interfund loan is called or not renewed. Any delay in repayment to the RIC Russell Money Market Fund could result in a lost investment opportunity or additional borrowing costs. For the period ended December 31, 2008, the Funds presented herein did not borrow through the interfund lending program.

8.	Record Ownership

As of December 31, 2008, the following table includes shareholders of record with greater than 10% of the total outstanding shares of each respective Fund. The Northwestern Mutual Life Insurance Company accounts were the largest shareholders in each Fund.

Funds	# of Shareholders	%

Moderate Strategy	1	97.7
Balanced Strategy	1	97.2
Growth Strategy	1	98.3
Equity Growth Strategy	1	97.9

Notes to Financial Statements	47

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders

of Russell Investment Funds:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Moderate Strategy Fund, Balanced Strategy Fund, Growth Strategy Fund, and Equity Growth Strategy Fund (four of the portfolios constituting the Russell Investment Funds, hereafter referred to as the “Funds”) at December 31, 2008, the results of each of their operations for the year then ended, and the changes in each of their net assets and the financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2008 by correspondence with the transfer agent, provide a reasonable basis for our opinion.

Seattle, Washington

February 12, 2009

48	Report of Independent Registered Public Accounting Firm

Russell Investment Funds

Tax Information — December 31, 2008 (Unaudited)

For the tax year ended December 31, 2008, the Funds hereby designate 100% or the maximum amount allowable, of its net taxable income as qualified dividends taxed at individual net capital gain rates.

The Form 1099 you receive in January 2009 will show the tax status of all distributions paid to your account in calendar year 2008.

The Funds designate dividends distributed during the fiscal year as qualifying for the dividends received deduction for corporate shareholders as follows:

Moderate Strategy	12.0%
Balanced Strategy	17.6%
Growth Strategy	35.0%
Equity Growth Strategy	100.0%

Pursuant to Section 852 of the Internal Revenue Code, the Funds designate the following amounts as long-term capital gain dividends for their taxable year ended December 31, 2008:

Long-Term Capital Gains

Moderate Strategy	159,653
Balanced Strategy	1,138,562
Growth Strategy	1,108,503
Equity Growth Strategy	741,432

Please consult a tax adviser for any questions about federal or state income tax laws.

Tax Information	49

Russell Investment Funds

LifePoints® Funds Variable Target Portfolio Series

Basis for Approval of Investment Advisory Contracts (Unaudited)

Approval of Investment Advisory Agreement

The Board of Trustees, including all of the Independent Trustees, last considered and approved the continuation of the advisory agreement with RIMCo (the “RIMCo Agreement”) and the portfolio management contract (collectively, the “portfolio management contracts”) with each Money Manager of the funds in which the Funds invest (the “Underlying Funds”) at a meeting held on April 22, 2008. During the course of a year, the Trustees receive a wide variety of materials regarding the investment performance of the Funds, sales and redemptions of the Funds’ and Underlying Funds’ shares, and the management of the Funds and the Underlying Funds by RIMCo. In preparation for the annual review, the Independent Trustees, with the advice and assistance of their independent counsel, also requested and the Board considered (1) information and reports prepared by RIMCo relating to the services provided by RIMCo (and its affiliates) to the Funds and the Underlying Funds; and (2) information (the “Third-Party Information”) received from an independent, nationally recognized provider of investment company information comparing the performance of each of the Funds and the Underlying Funds and their respective operating expenses over various periods of time with other peer funds (“Comparable Funds”) not managed by RIMCo believed by the provider to be generally comparable in investment objectives and size to the Funds and the Underlying Funds. The foregoing information requested by the Trustees or provided by RIMCo is collectively called the “Agreement Renewal Information.” The Trustees’ evaluations also reflected the knowledge and familiarity gained as Board members of the Funds and other funds in the same complex with respect to services provided by RIMCo, RIMCo’s affiliates and each Money Manager. The Trustees received a memorandum from counsel to the Funds discussing the legal standards for their consideration of the continuations of the RIMCo Agreement and the portfolio management contracts and the Independent Trustees separately received a memorandum regarding their responsibilities from their independent counsel.

On April 21, 2008, the Independent Trustees met to review the Agreement Renewal Information in a private session with their independent counsel at which no representatives of RIMCo or management were present. At the April 22 meeting of the Board of Trustees, the Board, including the Independent Trustees, reviewed the proposed continuance of the RIMCo Agreement and the portfolio management contracts with management and independent counsel to the Independent Trustees. Presentations made by RIMCo to the Board as part of this review encompassed the Funds and all other RIMCo-managed funds for which the Board has supervisory responsibility. Following this review, but prior to voting, the Independent Trustees again met in a private session with their independent counsel to evaluate additional information and analyses received from RIMCo and management at the Board meeting. The discussion below reflects all of these reviews.

In evaluating the portfolio management contracts, the Board considered that the Underlying Funds, in employing a manager-of-managers method of investment, operate in a manner that is distinctly different from most other investment companies. In the case of most other investment companies, an advisory fee is paid by the investment company to its adviser which in turn employs and compensates individual portfolio managers to make specific securities selections consistent with the adviser’s style and investment philosophy. RIMCo has engaged multiple unaffiliated Money Managers for all Underlying Funds.

The Board considered that RIMCo (rather than any Money Manager) is responsible under the RIMCo Agreement for allocating assets of each Fund among its Underlying Funds and for determining, implementing and maintaining the investment program for each Underlying Fund. The assets of each Fund are invested in different combinations of the Underlying Funds pursuant to target asset allocations set by RIMCo. RIMCo may modify the target asset allocation for any Fund and/or the Underlying Funds in which the Funds invest. Assets of each Underlying Fund generally have been allocated among the multiple Money Managers selected by RIMCo, subject to Board approval, for that Underlying Fund. RIMCo manages directly a portion of certain Underlying Funds’ assets employing a “select holdings strategy,” as described below, and directly manages the investment of each Underlying Fund’s cash reserves. RIMCo also may manage directly any portion of each Underlying Fund’s assets that RIMCo determines not to allocate to the Money Managers and portions of an Underlying Fund during transitions between Money Managers. In all cases, assets are managed directly by RIMCo pursuant to authority granted by the RIMCo Agreement.

RIMCo is responsible for selecting, subject to Board approval, Money Managers for each Underlying Fund and for actively managing allocations and reallocations of its assets among the Money Managers. RIMCo’s goal is to construct and manage diversified portfolios in a risk aware manner. Each Money Manager for an Underlying Fund in effect performs the function of an individual portfolio manager who is responsible for selecting portfolio securities for the portion of the Underlying Fund assigned to it by RIMCo (each, a “segment”) in accordance with the Fund’s applicable investment objective, policies and restrictions, any constraints placed by RIMCo upon their selection of portfolio securities and the Money Manager’s specified role in an Underlying Fund. RIMCo is responsible for communicating performance expectations to each Money Manager; supervising compliance by each Money Manager with each Underlying Fund’s investment objective and policies; authorizing Money Managers to engage in certain investment strategies for an Underlying Fund; and recommending annually to the Board whether portfolio management contracts should be renewed, modified or terminated. In addition to its annual recommendation as to the renewal, modification or termination of portfolio management contracts, RIMCo is responsible for recommending to the Board additions of new Money Managers or replacements of existing Money Managers at any time when, based on RIMCo’s research and ongoing review and analysis, such actions are

50	Basis for Approval of Investment Advisory Contracts

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LifePoints® Funds Variable Target Portfolio Series

Basis for Approval of Investment Advisory Contracts, continued (Unaudited)

appropriate. RIMCo may impose specific investment constraints from time to time for each Money Manager intended to capitalize on the strengths of that Money Manager or to coordinate the investment activities of Money Managers for an Underlying Fund in a complementary manner. Therefore, the performance of individual Money Managers for an Underlying Fund may reflect the roles assigned to them by RIMCo in the Underlying Funds’ investment activities and any constraints placed by RIMCo upon their selection of portfolio securities. In light of the foregoing, the overall performance of each Underlying Fund over appropriate periods reflects, in great part, the performance of RIMCo in designing the Underlying Fund’s investment program, structuring an Underlying Fund, selecting an effective Money Manager with a particular investment style or sub-style for a segment that is complementary to the styles of the Money Managers of other Underlying Fund segments, and allocating assets among the Money Managers in a manner designed to achieve the objectives of the Underlying Fund.

The Board considered that the prospectuses for the Funds and the Underlying Funds and other public disclosures emphasize to investors RIMCo’s role as the principal investment manager for each Underlying Fund, rather than the investment selection role of the Underlying Funds’ Money Managers, and describe the manner in which the Funds or Underlying Funds operate so that investors may take that information into account when deciding to purchase shares of any Fund.

The Board also considered the demands and complexity of managing the Underlying Funds pursuant to the manager-or-managers structure, the special expertise of RIMCo with respect to the manager-of-managers structure of the Underlying Funds and the likelihood that, at the current expense ratio of each Underlying Fund, there would be no acceptable alternative investment managers to replace RIMCo on comparable terms given the need to continue the manager-of-managers strategy of each Underlying Fund selected by shareholders in purchasing their shares of a Fund or Underlying Fund.

In addition to these general factors relating to the manager-of-managers structure of the Underlying Funds, the Trustees considered, with respect to each Fund and Underlying Fund, various specific factors in evaluating renewal of the RIMCo Agreement, including the following:

1.	The nature, scope and quality of the services provided to the Fund and the Underlying Fund by RIMCo;

2.	The advisory fee paid by the Fund or the Underlying Fund to RIMCo and the fact that it encompasses all investment advisory fees paid by the Fund or Underlying Fund, including the fees for any Money Managers of such Underlying Fund;

3.	Information provided by RIMCo as to other fees and benefits received by RIMCo or its affiliates from the Fund or Underlying Fund, including any administrative, transfer agent, cash management and securities lending fees, soft dollar arrangements and commissions in connection with portfolio securities transactions;

4.	Information provided by RIMCo as to expenses incurred by the Fund or the Underlying Fund; and

5.	Information provided by RIMCo as to the profits that RIMCo derives from its mutual fund operations generally and from the Fund or Underlying Fund.

As noted above, RIMCo pursuant to the terms of the RIMCo Agreement directly managed a portion—up to 10%—of the assets of the RIF Multi-Style Equity Fund and the Russell Investment Company (“RIC”) Quantitative Equity Fund (each a “Participating Underlying Fund”) during the past year utilizing a select holdings strategy, the actual allocation being determined by each Participating Underlying Fund’s RIMCo portfolio manager. The select holdings strategy utilized by RIMCo in managing such assets for a Participating Underlying Fund is designed to increase the Participating Underlying Fund’s exposure to stocks that are viewed as attractive by multiple Money Managers of that Participating Underlying Fund. The Board reviewed the results of the select holdings strategy in respect of each Participating Underlying Fund since implementation taking into account that the strategy has been utilized for a limited period of time. With respect to each Participating Underlying Fund, the Trustees considered that RIMCo is not required to pay investment advisory fees to a Money Manager with respect to assets for which the select holdings strategy is utilized and that the profits derived by RIMCo generally and from the Participating Underlying Fund consequently may increase incrementally. The Board, however, also considered RIMCo’s advice that it pays certain Money Managers additional fees for providing information and other services in connection with the select holdings strategy and incurs additional costs in carrying out the select holdings strategy, the limited amount of assets that are managed directly by RIMCo pursuant to the select holdings strategy, and the fact that the aggregate investment advisory fees paid by the Participating Underlying Fund are not increased as a result of the select holdings strategy.

In evaluating the reasonableness of the Funds’ and Underlying Funds’ investment advisory fees in light of Fund and Underlying Fund performance, the Board considered that RIMCo, in the Agreement Renewal Information and at past meetings, noted differences between the investment strategies of certain Underlying Funds and their respective Comparable Funds in pursuing their investment objectives, including Fund strategies which seek to achieve a lower tracking error (i.e., the difference, whether positive or negative,

Basis for Approval of Investment Advisory Contracts	51

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Basis for Approval of Investment Advisory Contracts, continued (Unaudited)

between the return of a fund and its benchmark) and resulting lower return volatility than Comparable Funds. According to RIMCo, these strategies may be expected to result, and for certain Underlying Funds during the periods covered by the Third-Party Information did result, in lower performance of the Funds than that of some of their respective Comparable Funds. According to RIMCo, the strategies pursued by the Underlying Funds, among other things, are intended to result in less volatile, more moderate returns relative to each Fund’s performance benchmark rather than more volatile, more extreme returns that its Comparable Funds may experience over time.

The Board considered for each Fund and Underlying Fund whether economies of scale have been realized and whether the fees for such Fund or Underlying Fund appropriately reflect or should be revised to reflect any such economies. The Board determined that, after giving effect to any applicable fee or expense caps, waivers or reimbursements, the investment advisory fees for each Fund or Underlying Fund appropriately reflect any economies of scale realized by such Fund, based upon such factors as the variability of Money Manager investment advisory fees and other factors associated with the manager-of-managers structure employed by the Underlying Funds. The Trustees considered that fees payable to RIMCo by institutional clients with investment objectives similar to those of the Funds and other funds under the Board’s supervision, including the Underlying Funds are lower, and may, in some cases, be substantially lower, than the rates paid by funds supervised by the Board, including the Funds. The Trustees considered the differences in the scope of services it provides to institutional clients and the funds under its supervision, including the Underlying Funds. In response to the Trustees’ inquiries, RIMCo has previously noted, among other things, that institutional clients have fewer administrative needs than the Funds. RIMCo has in the past noted that since the Funds must constantly issue and redeem their shares, they are more difficult to manage than institutional accounts, where assets are relatively stable. Accordingly, the Trustees did not regard these fee differences as relevant to their deliberations.

On the basis of the Agreement Renewal Information, and other information previously received by the Board from RIMCo during the course of the current year or prior years or presented at the April 22 Board meeting by RIMCo, the Board, in respect of each Fund and Underlying Fund, found, after giving effect to waivers and/or reimbursements and considering differences in the composition and investment strategies of their respective Comparable Funds (1) the advisory fee charged by RIMCo to be reasonable in light of the nature, scope and quality of the services provided to the Funds or Underlying Funds; (2) the relative expense ratio of each Fund and Underlying Fund was comparable to those of its Comparable Funds; (3) RIMCo’s methodology of allocating expenses of operating funds in the complex was reasonable; and (4) RIMCo’s profitability with respect to the Fund and each Underlying Fund was not excessive in light of the nature, scope and quality of the services provided by RIMCo.

The Board further concluded that, under the circumstances, the performance of each of the Funds supported continuation of the RIMCo Agreement. In evaluating performance, the Board considered each Fund’s and Underlying Fund’s absolute performance and its performance relative to appropriate benchmarks and indices and its Comparable Funds. In assessing performance, the Board also considered RIMCo’s investment strategy of managing the Underlying Funds in a risk aware manner.

After considering the foregoing and other relevant factors, the Board concluded that continuation of the RIMCo Agreement on its current terms and conditions would be in the best interests of the Funds and their respective shareholders and voted to approve the continuation of the Agreement.

At the April 22 Board meeting, with respect to the evaluation of the terms of portfolio management contracts with Money Managers for the Underlying Funds, the Board received and considered information from RIMCo reporting, among other things, for each Money Manager, the Money Manager’s performance over various periods; RIMCo’s assessment of the performance of the Money Manager; any significant business relationships between the Money Manager and RIMCo or Russell Financial Services, Inc., the Funds’ and Underlying Funds’ underwriter; and RIMCo’s recommendation to retain the Money Manager at the current fee rate, to retain the Money Manager at a reduced fee rate or to terminate the Money Manager. RIMCo recommended that each Money Manager be retained at its current fee rate. RIMCo has advised the Board that it does not regard Money Manager profitability as relevant to its evaluation of the portfolio management contracts with Money Managers because the willingness of Money Managers to serve in such capacity depends upon arm’s-length negotiations with RIMCo; RIMCo is aware of the fees charged by Money Managers to other clients; and RIMCo believes that the fees agreed upon with Money Managers are reasonable in light of the anticipated quality of investment advisory services to be rendered. The Board accepted RIMCo’s explanation in light of the Board’s findings as to the reasonableness of the aggregate investment advisory fees paid by each Fund and Underlying Fund and the fact that each Money Manager’s fee is paid by RIMCo.

Based substantially upon RIMCo’s recommendations together with the information received from RIMCo in support of its recommendations at the April 22 meeting, the Board concluded that the fees paid to the Money Managers of each Underlying Fund are reasonable in light of the quality of the investment advisory services provided and that continuation of the portfolio management contract with each Money Manager of each Underlying Fund would be in the best interests of the Fund and its shareholders.

52	Basis for Approval of Investment Advisory Contracts

Russell Investment Funds

LifePoints® Funds Variable Target Portfolio Series

Basis for Approval of Investment Advisory Contracts, continued (Unaudited)

In their deliberations, the Trustees did not identify any particular information as to the RIMCo Agreement or, other than RIMCo’s recommendation, the portfolio management contract with any Money Manager for an Underlying Fund that was all-important or controlling and each Trustee attributed different weights to the various factors considered. The Trustees evaluated all information available to them on a Fund-by-Fund basis and their determinations were made in respect of each Fund and Underlying Fund.

Subsequently, the Board of Trustees received the following proposals from RIMCo: (1) at a meeting held on May 20, 2008, to effect a money manager change for the Russell Global Equity Fund; (2) at a meeting held on August 26, 2008, to effect a money manager change for the Russell U.S. Quantitative Equity Fund; and (3) at a meeting held on October 10, 2008, to effect a money manager change for the Multi-Style Equity Fund resulting from a change of control of one of the Fund’s Money Managers. In the case of each such proposed change, the Trustees approved the terms of the proposed portfolio management contract based substantially upon RIMCo’s recommendation to hire the Money Manager at the proposed fee rate; any significant business relationships between the Money Manager and RIMCo or Russell Financial Services, Inc. the Fund’s underwriter; RIMCo’s explanation as to the lack of relevance of profitability to the evaluation of portfolio management contracts with money managers because the willingness of Money Managers to serve in such capacity depends upon arm’s-length negotiations with RIMCo; RIMCo’s awareness of the fees charged by the Money Manager to other clients; and RIMCo’s belief that the proposed investment advisory fees would be reasonable in light of the anticipated quality of investment advisory services to be rendered. The Trustees also considered their findings at their April 22, 2008 meeting as to the reasonableness of the aggregate investment advisory fees paid by the Fund, and the fact that the aggregate investment advisory fees paid by the Fund would not increase as a result of the implementation of the proposed money manager change because the money managers’ investment advisory fee is paid by RIMCo.

Basis for Approval of Investment Advisory Contracts	53

Russell Investment Funds

LifePoints® Funds Variable Target Portfolio Series

Shareholder Requests for Additional Information — December 31, 2008 (Unaudited)

A complete unaudited schedule of investments is made available generally no later than 60 days after the end of the first and third quarters of each year. These reports are available (i) free of charge, upon request, by calling the Funds at (800) 787-7354, (ii) on the Securities and Exchange Commission’s website at www.sec.gov, and (iii) at the Securities and Exchange Commission’s public reference room.

The Board has delegated to RIMCo, as RIF’s investment adviser, the primary responsibility for monitoring, evaluating and voting proxies solicited by or with respect to issuers of securities in which assets of the Funds may be invested. RIMCo has established a proxy voting committee (“Committee”) and has adopted written proxy voting policies and procedures (“P&P”) and proxy voting guidelines (“Guidelines”). The Funds maintain a Portfolio Holdings Disclosure Policy that governs the timing and circumstances of disclosure to shareholders and third parties of information regarding the portfolio investments held by the Funds. A description of the P&P, Guidelines, Portfolio Holdings Disclosure Policy and additional information about Fund Trustees are contained in the Funds’ Statement of Additional Information (“SAI”). The SAI is available (i) free of charge, upon request, by calling the Funds at (800) 787-7354, and (ii) on the Securities and Exchange Commission’s website at www.sec.gov.

Financial Statements of the Underlying Funds can be obtained at no charge by calling the Funds at (800) 787-7354.

If possible, depending on contract owner registration and address information, and unless you have otherwise opted out, only one copy of the RIF prospectus and each annual and semi-annual report will be sent to contract owners at the same address. If you would like to receive a separate copy of these documents, please contact your Insurance Company. If you currently receive multiple copies of the prospectus, annual report and semi-annual report and would like to request to receive a single copy of these documents in the future, please call your Insurance Company.

Some Insurance Companies may offer electronic delivery of the Funds’ prospectus and annual and semiannual reports. Please contact your Insurance Company for further details.

54	Shareholder Requests for Additional Information

Russell Investment Funds

LifePoints® Funds Variable Target Portfolio Series

Disclosure of Information about Fund Trustees and Officers — December 31, 2008 (Unaudited)

The following tables provide information for each officer and trustee of the Russell Fund Complex. The Russell Fund Complex consists of Russell Investment Company (“RIC”), which has 38 funds, and Russell Investment Funds (“RIF”), which has 9 funds. Each of the trustees is a trustee of both RIC and RIF. The first table provides information for the interested trustee. The second table provides information for the independent trustees. The third table provides information for the trustees emeritus. The fourth table provides information for the officers.

Name, Age, Address	Position(s) Held with Fund and Length of Time Served	Term of Office*	Principal Occupation(s) During the Past 5 Years	No. of Portfolios in Russell Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
INTERESTED TRUSTEES
#Greg J. Stark Born May 3, 1968 909 A Street Tacoma, Washington 98402-1616	President and Chief Executive Officer since 2004 Trustee since 2007	Appointed until successor is duly elected and qualified Until successor is chosen and qualified by Trustees	• President and CEO RIC and RIF • Chairman of the Board, President and CEO, RIMCo • Chairman of the Board, President and CEO, Russell Fund Services Company (“RFSC”) • Chairman of the Board, President and CEO, Russell Financial Services, Inc. • Chairman of the Board and President, Russell Insurance Agency, Inc. (insurance agency (“RIA”)) • Until 2004, Managing Director, of Individual Investor Services, FRC • 2000 to 2004 Managing Director, Sales and Client Service, RIMCo	47	None
INDEPENDENT TRUSTEES
Thaddas L. Alston Born April 7, 1945 909 A Street Tacoma, Washington 98402-1616	Trustee since 2006	Appointed until successor is duly elected and qualified	• Senior Vice President, Larco Investments, Ltd. (real estate firm)	47	None

Kristianne Blake, Born January 22, 1954 909 A Street Tacoma, Washington 98402-1616	Trustee since 2000 Chairman since 2005	Appointed until successor is duly elected and qualified Annual	• Director and Chairman of the Audit Committee, Avista Corp. • Trustee and Chairman of the Operations Committee, Principal Investors Funds and Principal Variable Contracts Funds • Regent, University of Washington • President, Kristianne Gates Blake, P.S. (accounting services) • February 2002 to June 2005, Chairman of the Audit Committee, RIC and RIF Trustee and Chairman of the Operations and Distribution Committee, WM Group of Funds, 1999–2006	47	• Director, Avista Corp; (electric utilities) • Trustee, Principal Investors Funds (investment company); • Trustee, Principal Variable Contracts Funds (investment company)

#	Mr. Stark is also an officer and/or director of one or more affiliates of RIC and RIF and is therefore an Interested Trustee.

Disclosure of Information about Fund Trustees and Officers	55

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Disclosure of Information about Fund Trustees and Officers, continued —

December 31, 2008 (Unaudited)

Name, Age, Address	Position(s) Held With Fund and Length of Time Served	Term of Office*	Principal Occupation(s) During the Past 5 Years	No. of Portfolios in Russell Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
INDEPENDENT TRUSTEES (continued)
Daniel P. Connealy Born June 6, 1946 909 A Street Tacoma, Washington 98402-1616	Trustee since 2003 Chairman of Audit Committee since 2005	Appointed until successor is duly elected and qualified Appointed until successor is duly elected and qualified	• June 2004 to present, Senior Vice President and Chief Financial Officer, Waddell & Reed Financial, Inc. • 2001–2003, Vice President and Chief Financial Officer, Janus Capital Group Inc.	47	None

Jonathan Fine Born July 8, 1954 909 A Street Tacoma, Washington 98402-1616	Trustee since 2004	Appointed until successor is duly elected and qualified	• President and Chief Executive Officer, United Way of King County, WA	47	None

Raymond P. Tennison, Jr. Born December 21, 1955 909 A Street Tacoma, Washington 98402-1616	Trustee since 2000 Chairman of the Nominating and Governance Committee since 2007	Appointed until successor is duly elected and qualified. Appointed until successor is duly elected and qualified	• President, Simpson Investment Company and several additional subsidiary companies, including Simpson Timber Company, Simpson Paper Company and Simpson Tacoma Kraft Company	47	None

Jack R. Thompson, Born March 21, 1949 909 A Street Tacoma, Washington 98402-1616	Trustee since 2005	Appointed until successor is duly elected and qualified	• September 2003 to present, Independent Board Chair and Chairman of the Audit Committee, Sparx Asia Funds • September 2007 to present, Director, Board Chairman, and Audit Committee Chairman, LifeVantage Corporation (health products company) • May 1999 to May 2003, President, Chief Executive Officer and Director, Berger Financial Group, LLC • May 1999 to May 2003, President and Trustee, Berger Funds	47	• Director, Sparx Asia Funds (investment company) • Director, Board Chairman, and Audit Committee Chairman, LifeVantage Corporation (health products company)

Julie W. Weston, Born October 2, 1943 909 A Street Tacoma, Washington 98402-1616	Trustee since 2002 Chairperson of the Investment Committee since 2006	Appointed until successor is duly elected and qualified Appointed until successor is duly elected and qualified	• Retired	47	None

*	Each Trustee is subject to mandatory retirement at age 72.

56	Disclosure of Information about Fund Trustees and Officers

Russell Investment Funds

LifePoints® Funds Variable Target Portfolio Series

Disclosure of Information about Fund Trustees and Officers, continued — December 31, 2008 (Unaudited)

Name, Age, Address	Position(s) Held with Fund and Length of Time Served	Term of Office	Principal Occupation(s) During the Past 5 Years	No. of Portfolios in Russell Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
TRUSTEES EMERITUS
*George F. Russell, Jr., Born July 3, 1932 909 A Street Tacoma, Washington 98402-1616	Trustee Emeritus and Chairman Emeritus since 1999	Until resignation or removal	• Director Emeritus, Frank Russell Company (investment consultant to institutional investors (“FRC”)); and RIMCo • Chairman Emeritus, RIC and RIF; Russell Implementation Services Inc. (broker-dealer and investment adviser (“RIS”)); Russell 20-20 Association (non-profit corporation); and Russell Trust Company (non-depository trust company (“RTC”)) • Chairman, Sunshine Management Services, LLC (investment adviser)	47	None

Paul E. Anderson, Born October 15, 1931 909 A Street Tacoma, Washington 98402-1616	Trustee Emeritus since 2007	Five year term	• President, Anderson Management Group LLC (private investments consulting) • February 2002 to June 2005, Lead Trustee, RIC and RIF • Trustee of RIC and RIF until 2006 • Chairman of the Nominating and Governance Committee 2006	47	None

William E. Baxter, Born June 8, 1925 909 A Street Tacoma, Washington 98402-1616	Trustee Emeritus since 2004	Five year term	• Retired since 1986 • Trustee of RIC and RIF until 2004	47	None

Lee C. Gingrich, Born October 6, 1930 909 A Street Tacoma, Washington 98402-1616	Trustee Emeritus since 2006	Five year term	• Retired since 1995 • Trustee of RIC and RIF until 2005 • Chairman of the Nominating and Governance Committee 2001–2005	47	None

Eleanor W. Palmer, Born May 5, 1926 909 A Street Tacoma, Washington 98402-1616	Trustee Emeritus since 2004	Five year term	• Retired since 1981 • Trustee of RIC and RIF until 2004	47	None

*	Mr. Russell is also a director emeritus of one or more affiliates of RIC and RIF.

Disclosure of Information about Fund Trustees and Officers	57

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Disclosure of Information about Fund Trustees and Officers, continued — December 31, 2008 (Unaudited)

Name, Age, Address	Position(s) Held with Fund and Length of Time Served	Term of Office	Principal Occupation(s) During the Past 5 Years
OFFICERS
Cheryl Wichers Born December 16, 1966 909 A Street Tacoma, Washington 98402-1616	Chief Compliance Officer since 2005	Until removed by Independent Trustees	• Chief Compliance Officer, RIC • Chief Compliance Officer, RIF • Chief Compliance Officer, RIMCo • Chief Compliance Officer, RFSC • April 2002–May 2005, Manager, Global Regulatory Policy

Greg J. Stark, Born May 3, 1968 909 A Street Tacoma, Washington 98402-1616	President and Chief Executive Officer since 2004	Until successor is chosen and qualified by Trustees

•  President and CEO, RIC and RIF

•  Chairman of the Board, President and CEO, RIMCo

•  Chairman of the Board, President and CEO, Russell Financial Services, Inc.

•  Chairman of the Board, President and CEO, RFSC

•  Chairman of the Board and President, Russell Insurance Agency, Inc. (insurance agency (“RIA”))

•  Until 2004, Managing Director of Individual Investor Services, FRC

•  2000 to 2004, Managing Director, Sales and Client Service, RIMCo

Mark E. Swanson, Born November 26, 1963 909 A Street Tacoma, Washington 98402-1616	Treasurer and Chief Accounting Officer since 1998	Until successor is chosen and qualified by Trustees

•  Treasurer, Chief Accounting Officer and CFO, RIC and RIF

•  Director, Funds Administration, RIMCo, RFSC, RTC and Russell Financial Services, Inc.

•  Treasurer and Principal Accounting Officer, SSgA Funds

Peter Gunning, Born February 22, 1967 909 A Street Tacoma, Washington 98402-1616	Chief Investment Officer since 2008	Until removed by Trustees	• Chief Investment Officer, RIC, RIF • 1996 to 2008 Chief Investment Officer, Russell, Asia Pacific

Gregory J. Lyons, Born August 24, 1960 909 A Street Tacoma, Washington 98402-1616	Secretary since 2007	Until successor is chosen and qualified by Trustees	• Associate General Counsel and Assistant Secretary FRC and RIA • Director and Secretary, RIMCo, RFSC and Russell Financial Services, Inc. • Secretary and Chief Legal Counsel, RIC and RIF

58	Disclosure of Information about Fund Trustees and Officers

LifePoints® Funds Variable Target Portfolio Series

Russell Investment Funds

909 A Street, Tacoma, Washington 98402

(800) 787-7354

Interested Trustees

Greg J. Stark

Independent Trustees

Thaddas L. Alston

Kristianne Blake

Daniel P. Connealy

Jonathan Fine

Raymond P. Tennison, Jr.

Jack R. Thompson

Julie W. Weston

Trustees Emeritus

George F. Russell, Jr.

Paul E. Anderson

William E. Baxter

Lee C. Gingrich

Eleanor W. Palmer

Officers

Greg J. Stark, President and Chief Executive Officer

Cheryl Wichers, Chief Compliance Officer

Peter Gunning, Chief Investment Officer

Mark E. Swanson, Treasurer and Chief Accounting Officer

Gregory J. Lyons, Secretary

Adviser

Russell Investment Management Company

909 A Street

Tacoma, WA 98402

Administrator and Transfer and Dividend Disbursing Agent

Russell Fund Services Company

909 A Street

Tacoma, WA 98402

Custodian

State Street Bank and Trust Company

Josiah Quincy Building

200 Newport Avenue

North Quincy, MA 02171

Office of Shareholder Inquiries

909 A Street

Tacoma, WA 98402

(800) 787-7354

Legal Counsel

Dechert LLP

200 Clarendon Street, 27th Floor

Boston, MA 02116-5021

Distributor

Russell Financial Services, Inc.

909 A Street

Tacoma, WA 98402

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

1420 5th Avenue

Suite 1900

Seattle, WA 98101

Money Managers of Underlying Funds as of December 31, 2008

RIF Core Bond Fund

Goldman Sachs Asset Management, L.P., New York, NY

Metropolitan West Asset Management, LLC, Los Angeles, CA

Pacific Investment Management Company LLC, Newport Beach, CA

RIF Aggressive Equity Fund

ClariVest Asset Management LLC, San Diego, CA

DePrince, Race & Zollo, Inc., Winter Park, FL

Gould Investment Partners LLC, Berwyn, PA

Jacobs Levy Equity Management, Inc., Florham Park, NJ

PanAgora Asset Management, Inc., Boston, MA

Ranger Investment Management, L.P., Dallas, TX

Signia Capital Management, LLC, Spokane, WA

Tygh Capital Management, Inc., Portland, OR

RIF Multi-Style Equity Fund

Arnhold and S. Bleichroeder Advisers, LLC, New York, NY

Columbus Circle Investors, Stamford, CT

DePrince, Race & Zollo, Inc., Winter Park, FL

Institutional Capital LLC, Chicago, IL

Jacobs Levy Equity Management, Inc., Florham Park, NJ

Montag & Caldwell, Inc., Atlanta, GA

Suffolk Capital Management, LLC, New York, NY

Turner Investment Partners, Inc., Berwyn, PA

RIC Russell U.S. Quantitative Equity Fund

Aronson+Johnson+Ortiz, LP, Philadelphia, PA

Franklin Portfolio Associates, LLC, Boston, MA

Goldman Sachs Asset Management, L.P., New York, NY

INTECH Investment Management, LLC, West Palm Beach, FL

Jacobs Levy Equity Management, Inc., Florham Park, NJ

RIF Real Estate Securities Fund

AEW Management and Advisors, L.P., Boston, MA

Cohen & Steers Capital Management, Inc., New York, NY

Heitman Real Estate Securities LLC, Chicago, IL

INVESCO Institutional (N.A.), Inc. which acts as a money manager to the Fund through its INVESCO Real Estate division, Dallas, TX

RREEF America L.L.C., Chicago, IL

RIC Russell Emerging Markets Fund

AllianceBernstein L.P., New York, NY

Arrowstreet Capital, Limited Partnership, Boston, MA

Genesis Asset Managers, LLP, London, United Kingdom

Harding, Loevner LLC, Somerville, NJ

T. Rowe Price International, Inc., Baltimore, MD

UBS Global Asset Management (Americas) Inc., Chicago, IL

RIC Russell Global Equity Fund

ClariVest Asset Management LLC, San Diego, CA

Gartmore Global Partners, London, United Kingdom

Harris Associates, L.P., Chicago, IL

Tradewinds Global Investors, LLC, Los Angeles, CA

T. Rowe Price International, Inc., Baltimore, MD

RIF Non-U.S. Fund

Altrinsic Global Advisors, LLC, Stamford, CT

AQR Capital Management, LLC, Greenwich, CT

MFS Institutional Advisors, Inc., Boston, MA

Wellington Management Company, LLP, Boston, MA

This report is prepared from the books and records of the Funds and is submitted for the general information of shareholders and is not authorized for distribution to prospective investors unless accompanied or preceded by an effective Prospectus. Nothing herein contained is to be considered an offer of sale or a solicitation of an offer to buy shares of Russell Investment Funds. Such offering is made only by Prospectus, which includes details as to offering price and other material information.

Adviser, Money Managers and Service Providers	59

Russell Investment Funds	909 A Street	800-787-7354
	Tacoma, Washington 98402	Fax: 253-591-3495
www.russell.com

36-08-195

2008 ANNUAL REPORT

Russell Investment Funds

DECEMBER 31, 2008

FUND

Multi-Style Equity Fund

Aggressive Equity Fund

Non-U.S. Fund

Core Bond Fund

Real Estate Securities Fund

Russell Investment Funds

Russell Investment Funds is a series investment company with nine different investment portfolios referred to as Funds. These financial statements report on five of these Funds.

Russell Investment Funds

Annual Report

December 31, 2008

Russell Investment Funds

Copyright © Russell Investments 2009. All rights reserved.

Russell Investments is a Washington, USA corporation, which operates through subsidiaries worldwide and is a subsidiary of The Northwestern Mutual Life Insurance Company.

Fund objectives, risks, charges and expenses should be carefully considered before investing. A prospectus containing this and other important information must precede or accompany this material. Please read the prospectus carefully before investing.

Securities products and services offered through Russell Financial Services, Inc. (effective June 2, 2008, the name changed from Russell Fund Distributors, Inc.), member FINRA, part of Russell Investments.

Indices and benchmarks are unmanaged and cannot be invested in directly. Returns represent past performance, are not a guarantee of future performance, and are not indicative of any specific investment. Index return information is provided by vendors and although deemed reliable, is not guaranteed by Russell Investments or its affiliates.

Russell Investments is the owner of the trademarks, service marks, and copyrights related to its respective indexes.

Performance quoted represents past performance and does not guarantee future results. The investment return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted.

To Our Shareholders

We are pleased to provide you with the Russell Investment Funds 2008 Annual Report. It includes portfolio management discussions and fund-specific details that will give you an in-depth understanding of fund performance for the fiscal year ended December 31, 2008.

It would be an understatement to say that 2008 has been a difficult year and the market crisis of the past couple of months has defied all predictions. Virtually no sector of the financial industry or the economy has been spared.

All of us at Russell want you to know that we are sensitive to investor concerns. While market events have impacted the performance of the funds, we believe that investors are well-served by remaining focused on long-term disciplined investing in well-diversified, asset allocated portfolios.

The Russell Investments team has years of experience in managing people’s money through various market cycles, trends and turnarounds. As always, we are monitoring our investment managers closely to ensure their adherence to their long-term strategies despite the recent disruptions.

As we all collectively weather this storm, we believe now is the perfect time for you to talk with your financial advisor to ensure that your portfolio remains aligned with your long term goals.

Each and every day we strive to improve financial security for people. We will not waiver in that commitment and sincerely appreciate your continued support.

Best regards,

Greg Stark

Chief Executive Officer, Chairman and President

Russell Investment Management Company

To Our Shareholders	3

Russell Investment Funds

Market Summary as of December 31, 2008 (Unaudited)

U.S. Equity Markets

For the fiscal year ending December 31, 2008, U.S. equity markets were remarkably weak, with the broad market Russell 3000® Index posting a 37.3% drop amid the worst financial crisis in almost a century. Major bankruptcies, the freezing of credit markets, and the widespread global recession fears which ensued — particularly during the third quarter and first half of the fourth quarter — drove investors to sell riskier assets as fear and panic pervaded the market.

The economic crisis stemmed from issues in the financial sector. The U.S. housing market stood at the center of the financial sector’s problems. The housing slowdown that began in the summer of 2006 and continued in 2007 intensified throughout this fiscal year and led to rising loan default rates and home foreclosures which, in turn, led to further housing weakness. As home prices dropped and default rates increased, the value of derivative instruments, such as mortgage-backed securities, whose values were based on these mortgages, plummeted. This forced banks to take massive write-downs of book values as required by mark-to-market accounting. With the lack of certainty about the real book value of assets on the balance sheets of banks, banks have been unable and/or hesitant to lend funds to other banks. Despite aggressive interest rate cuts by the Federal Reserve Board (the “Federal Reserve”), which took the Federal Funds rate from 5.25% (in third quarter 2007) to a range between 0% and 0.25% (at fiscal year end), mortgage and other lending rates did not come down as quickly as banks used the wider lending spread to offset their substantial write-downs on book values. Over the last month and a half of the year, however, these rates did start to drop sharply. In addition to higher interest rates, banks having stricter lending standards had a profound impact on the availability of affordable credit for potential homebuyers, small businesses, and other borrowers.

Due to write-downs, dwindling capital bases and a crisis of confidence in their businesses, several large banks, brokers, mortgage companies and insurance companies filed for bankruptcy, were seized by the federal government and resold, or were bailed out by the government during the fiscal year, with the most notable ones being Countrywide Financial, Bear Stearns, IndyMac Bancorp, Lehman Brothers, Federal National Mortgage Association (Fannie Mae), Federal Home Loan Mortgage Corporation (Freddie Mac), American International Group (AIG), Washington Mutual and Wachovia. Amid concerns of additional bankruptcies and uncertainty surrounding which institutions may be bailed out by the government, the fear-driven environment has persisted. In addition, there have been a number of problems at hedge funds, leading to massive deleveraging, or forced selling of assets, in order to meet client redemptions. This forced selling of assets has put severe downward pressure on many securities, particularly the highly-liquid larger cap U.S. stocks, regardless of those securities’ fundamentals.

After more than four years of strong growth, corporate profits had dipped fairly sharply by the end of 2008, especially in the financial services sector. The growth rate of gross domestic product also fell, although it stayed marginally positive until the third quarter report which showed a contraction of 0.5%, the worst since the 2001 recession. There was significant deterioration since then, as fourth quarter GDP estimates are -4.2% on average. A significant reduction in consumer spending had the most substantial negative impact on the GDP number, as consumers became fearful due to rising unemployment levels, declining home values and increased difficulty in getting loans. The Consumer Confidence Index released by the Conference Board decreased to 38 in October — the lowest value in the history of the Index (started in February 1967). It increased slightly in November, before dropping back to the all-time low of 38 in December. The first half of the year also featured the negative impact of higher energy prices on consumer spending. Oil prices reached $147/barrel in mid-July before dropping sharply to below $40/barrel in December.

Although the domestic economy slowed during the fiscal year, some segments of the U.S. equity market were helped in the first half of the year by strong exports to faster-growing, developing, non-U.S. economies. With approximately 40% of U.S. corporations’ revenues derived from international customers, the declining U.S. dollar in the first half of 2008 provided increased demand for U.S. products abroad. During the second half of the year, however, the U.S. dollar rallied and the global economy slowed considerably. After being rewarded in the first half of 2008, exposure to companies tied to the global economy underwent a strong reversal that began in July 2008 and has been swift and dramatic. Higher valuation cyclical (more linked to the economic cycle) companies and those with more debt on their balance sheets were among the most negatively impacted over the course of the year. Companies that have high forecasted growth rates have also been hit hard as investors have become less confident that these growth rates can be sustained going forward.

4	Market Summary

Russell Investment Funds

In the wake of these powerful macroeconomic forces, the fiscal year presented a very difficult active management environment which was marked by three distinct themes: 1) largely indiscriminate selling of U.S. stocks by panic-driven, risk-averse investors concerned first about a U.S. recession and then about a global recession, 2) intense selling of financial stocks for a majority of the period, and 3) the strength of global companies for roughly the first half of the fiscal year as multinational companies with exposure to developing markets outpaced domestically-driven companies and commodity-related companies (especially energy) outperformed the general market by a wide margin.

The weakening of the global economy over the last half of the year caused oil prices to fall from their record highs and led the other energy sector to sell off sharply. Over the course of the year, the worst performing sectors in the Russell 3000® Index were other energy -53.6%, financial services -51.1%, the other sector (which is dominated by GE and contains other large conglomerates, (-50.9%), and materials & processing -47.3%. Meanwhile, the best performing sectors in the Russell 3000® Index were those that are considered to be more defensive. The slower-growing, less economically-sensitive consumer staples sector was the best relative performer -17.7%, followed by integrated oils -21.7%, health care -22.4%, and utilities -29%.

Weakness was experienced across investment styles as well as the capitalization spectrum. While both the growth and value investment styles were down substantially, value outperformed growth in the small cap segment (Russell 2000® Value -28.9%, Russell 2000® Growth -38.5%) and to a lesser degree in the large cap segment (Russell 1000® Value -36.9%, Russell 1000® Growth -38.4%). In general, small cap stocks outperformed large caps (-33.8% and -37.6% for the Russell 2000® Index and Russell 1000® Index, respectively). Midcap and microcap stocks underperformed by the widest margins with the Russell Midcap® Index down 41.5%, and the Russell Microcap® Index down 39.8%.

During 2008, the market environment was largely hostile for active management as investors sold stocks regardless of fundamentals, the basic determinants of a stock’s value. Small cap fund managers had the most difficult time relative to their benchmark. Growth managers across the capitalization spectrum also struggled as the shift away from higher growth stocks came quickly and sharply. Core, or market-oriented, managers struggled less than style-focused managers in fiscal year 2008. The Lipper® Small Cap Core Funds Average trailed the Russell 2000® Index by 2.7%, the Lipper® Small Cap Growth Funds Average underperformed the Russell 2000® Growth Index by 3.6% and the Lipper® Small Cap Value Funds Average underperformed the Russell 2000® Value Index by 4.9%. The Lipper® Large Cap Core Funds Average outperformed the Russell 1000® Index by 0.1%, the Lipper® Large Cap Growth Funds Average underperformed the Russell 1000® Growth Index by 1.8% and the Lipper® Large Cap Value Funds Average underperformed the Russell 1000® Value Index by 0.6%.

Real Estate Securities Market

For the fiscal year ending December 31, 2008, U.S. real estate investment trusts (REITs) generated a 37.7% loss, as measured by the FTSE NAREIT Equity Index (Index). During this period, REITs performed slightly better than the broader equity market, which finished down 37.3% as measured by the Russell 3000 Index. The negative REIT performance was accompanied by an unprecedented amount of volatility during the period. Not only were monthly returns erratic, demonstrated by the worst and best monthly returns in the history of the Index occurring in October -31.7% and December 16.4%, respectively, but the largest percentage gain and loss achieved in a single day also both occurred during the year.

Following the sharp decline in the commercial mortgage-backed securities market and escalating problems in the credit market, investors began 2008 more risk averse. As recessionary fears began to emerge, the Federal Reserve became active in an attempt to stave off concerns of a recession by cutting rates aggressively, twice in January alone, and injecting liquidity into the financial markets through a variety of initiatives. First and second quarter REIT earnings held up well, although many companies took the opportunity to revise 2009 estimates downwards.

By September 2008, consumer spending had slowed, the unemployment rate was climbing and both corporate and consumer credit markets remained tight. The collapse of Lehman Brothers Holdings Inc. on September 15 sparked panic within the financial markets and REITs were heavily sold off over the ensuing weeks. Mirroring the broader equity market, REITs traded down sharply through October and most of November. A marked change in investor sentiment occurred in December as investors became less defensive and REITs staged a modest recovery as the year closed.

An overriding theme during the year was the elevated correlation between REITs and the financial services sector of the broader equity market. This is due to the fact that most broad equity indexes include REITs in the financial services sector. This weighed heavily on REIT performance during the period, as many general equity investors avoided financial services stocks and other investors took short positions in individual stocks and exchange traded funds in the financial

Market Summary	5

Russell Investment Funds

services sector. This was also a contributing factor to the exceptionally high volatility observed in the REIT market during the fiscal year.

Another key trend during the year was a flight towards quality REIT names, with the market especially rewarding companies that have made a concerted effort to mitigate risk. Companies with the lowest leverage levels, limited near term refinancing needs and limited development pipelines held up the best. Neither dividend yield nor market capitalization appeared to be contributing factors to differences in individual company performance.

During the year, returns were disappointing across all property sectors. The poorest performing sectors were industrial and regional malls. Leverage ratios for the industrial and regional malls companies tend to be higher than the overall REIT universe, which has negatively impacted those stocks. In addition, meaningful development pipelines in the leading industrial companies have put added pressure on earnings forecasts due to weaker leasing market conditions. Two of the better performing property sectors were self storage and health care. Due to the stable nature of the cash flows embedded in many health care leases, investors sought out this defensive sector given the slowing economy. The self storage sector is generally driven by the performance of one company that dominates the sector, Public Storage, which was one of the few stocks to post a positive return for the year. Public Storage held up well due to its strong balance sheet, including minimal leverage and high levels of cash.

The U.S. REIT market outperformed relative to the international real estate securities market by a wide margin during the fiscal year. The largest price correction occurred in the Asia Pacific region, with smaller corrections taking place in Continental Europe and the United Kingdom. While the effects of the global economic slowdown and credit crisis have spread to the other regions, the U.S. REIT market has fared relatively better, mirroring trends in the broader global equity markets.

Non-U.S. Developed Equity Markets

Non-U.S. developed stocks fell 43.38% as measured by the MSCI EAFE® Index for the fiscal year ended December 31, 2008. Appreciation of the U.S. dollar relative to foreign currencies, mainly as a result of the flight to safety in the second half of the fiscal year ended, exacerbated already weak non-U.S. equity returns. In local currencies, the MSCI EAFE® Index fell 40.27% over the 12-month period.

The market struggled under increasing concern over the health of the global financial system. While these concerns affected markets for nearly the full 12 months, most of the decline in equity values came in September and October 2008, as several prominent financial companies in the U.S. and Europe encountered financial distress. In nearly all cases, government “bailouts” were necessary for these companies to avoid bankruptcy.

The additional impact of already declining global economic growth increasingly weighed on markets during the period. Expectations for global economic growth were revised downwards throughout the year. The latter part of the fiscal year experienced contraction in economic output in Europe and Asia. Output growth of 5% in 2007 slowed sharply for 2008 with abbreviated expectations for growth in developed economies in 2009.

The change in market conditions was evident in a marked increase in market volatility as investors’ complacency towards risk was quickly replaced by acute risk aversion. Stocks with prices most directly tied to high, long-term growth prospects suffered some of the steepest declines, as investors doubted the ability of these companies to post strong growth in a decelerating economic environment. However, due to the sharp declines of financials, the largest sector of the value index, value lagged growth by 1.39% in the period (the MCSI EAFE Growth Index lost 42.70% and the MSCI EAFE Value Index lost 44.09%).

Market sectors most leveraged to global economic growth or in the nexus of the financial sector meltdown were the most severely impacted, though no areas of the market were immune. Financials ended the 12-month period down 55.21% (as measured by the MSCI EAFE Index financials sector grouping). The strong gains of materials early in the period were quickly reversed. The sector ended the period down nearly 53.02% as measured by the MSCI EAFE materials sector grouping. Energy stocks also fell sharply as the price of a barrel of oil fell from a high of more than $145 to below $36. However, the sector’s one-year stock price decline of 38.18% (as measured by the MSCI EAFE energy sector) was better than all but the traditionally defensive sectors. Among the defensive sectors of the market, health care, led by pharmaceutical stocks, held up best with a decline of 18.95% as measured by the MSCI EAFE health care sector. Utilities and consumer staples, down 28.16% and 31.33% as measured by the MSCI EAFE utilities and MSCI EAFE consumer staples sector groupings, respectively, were the next best performers. Sector groupings are based on the Global Industry Classification Standard definitions.

6	Market Summary

Russell Investment Funds

Regional results were generally tied to sensitivity to global economic conditions. The MSCI Pacific ex-Japan® Index declined the most, down 50.50%. MSCI Europe ex-United Kingdom® Index fell 45.54%, while the MSCI United Kingdom® Index fell 48.34%. In all three regions, currency impact had a pronounced impact on returns with the regions down 42.17%, 43.24%, and 28.48%, respectively, in local currencies. MSCI Japan® Index fell 42.56% in yen, but had one of the few currencies that managed to appreciate versus the U.S. dollar and fell only 29.21% in U.S. Dollars.

Emerging Markets

During 2008, the MSCI Emerging Markets Index (“Index”) declined 53.18%, the biggest calendar year decline in the history of the asset class with large return dispersions across sectors and countries. The turmoil in the world’s financial system meant increasing risk aversion, growing macro risks and heightened levels of volatility and dispersion across countries, sectors and currencies. Emerging Markets in general may be better positioned and more resilient to a downturn than developed economies, however, as the crisis changed from financial to economic, emerging markets faced massive asset de-leveraging and indiscriminate selling as investors adopted a zero tolerance to risk. Price momentum (i.e. stocks exhibiting trending relative price appreciation) benefited from the continued rally of commodity-related sectors through the latter part of 2007 and well into 2008 but this reversed as global equity markets began falling sharply. The faltering global economy and the steep pull-back in commodity prices affected cyclical areas of the market including industrials, materials and energy sectors while defensive sectors such as healthcare, consumer staples and utilities were relative safe havens during the period. From a country perspective, smaller markets in general held up relatively better than the larger markets. In addition to the weak equity returns, most emerging markets currencies depreciated against the U.S. Dollar with some, such as the South African Rand, Korean Won, Turkish Lira and Brazilian Real, losing in excess of 30% over the course of the year as investors fled to quality and more liquid currencies.

In terms of regions, Latin America was the top performer, down 51.28% (as measured by the MSCI EM Latin America Index), supported by the relative outperformance from Mexico and the smaller Latin countries. The Asia region (-52.77% as measured by the MSCI EM Asia Index) finished behind Latin America but ahead of the broader market. The Europe, Middle East and Africa region (-55.60% as measured by the MSCI EM Europe, Middle East and Africa Index) underperformed the broader market due in large part to the significant underperformance from Russia. The BRIC (Brazil, Russia, India and China) economies, with the exception of China, underperformed the broader Index. China held up reasonably well over the period due to favorable monetary and fiscal policies during the latter half of the year in an effort to shore up its slowing economy. Other notable relative underperformers included Pakistan (-74.05% as measured by the MSCI Pakistan Index) and Turkey (-62.10% as measured by the MSCI Turkey Index).

U.S. Fixed Income Markets

The Barclays Capital U.S. Aggregate Bond Index, a broad measure of U.S. investment grade fixed income securities, returned 5.24% for the year ended December 31, 2008. Similar to the prior year, the index and its major sectors trailed equivalent-duration U.S. Treasuries, as the subprime mortgage crisis that started in the summer of 2007 deepened and developed into a severe liquidity crisis, the size and scope of which had not been seen since the U.S. Great Depression of the 1930s. During 2008, investors moved their capital away from riskier investments to the safest possible investments (i.e., U.S. Treasuries), continuing the “flight to quality” trend started in the prior period.

Throughout 2008, in an effort to deal with credit market illiquidity and a slowing economy, the Federal Reserve lowered the target Federal Funds rate eight times, including two non-scheduled “surprise” cuts of 0.75% in January and 0.50% in October. The target rate started the year at 4.25% and ended at a 0.00% to 0.25% range after the eighth rate cut on December 16, 2008.

The downward shift in the yield curve started in 2007 and continued in earnest in 2008, with the curve “steepening” significantly below the 10-year mark; i.e., yields on shorter-maturity Treasuries declined by a greater degree than longer-maturity Treasuries, resulting in a steeper, upward sloping curve. The change was driven by the Federal Reserve’s lowering of rates (affecting the short end) and investors’ increasing demand for safe haven U.S. Treasuries (driving down longer-maturity yields). In 2008, yields on 2-year Treasuries declined by 2.28% to 0.76% while 10-year Treasuries declined by 1.81% to 2.21%.

The subprime mortgage crisis and deflating housing market were still major issues throughout the year. Home price depreciation continued to accelerate. By the end of October, the average U.S. national home price as tracked by the S&P/Case-Shiller Composite 20 Index, had declined 18% from the end of 2007, reaching a level that was down 23% from its July 2006 peak. Subprime mortgage foreclosures increased from 8.65% at the end of December 2007 to 12.55% at the end of September 2008, the most recent available data from the Mortgage Bankers Association. Total foreclosures increased from 2.04% to 2.97% during the same period. Writedowns on the values of mortgages had a large negative

Market Summary	7

Russell Investment Funds

impact on bank balance sheets. During the year, writedowns at financial institutions world-wide amounted to approximately $930.3 billion, bringing total writedowns since the start of the subprime crisis to approximately $997.4 billion.

During the early months of 2008 the market continued its downward trend, which was capped in mid-March by Bear Stearns receiving emergency funding from the Federal Reserve and JPMorgan Chase as a three-day run on the bank depleted its cash reserves. Two days later JPMorgan Chase acquired Bear Stearns for seven percent of its market value in a sale brokered by the Federal Reserve and the U.S. Department of the Treasury (U.S. Treasury). Investors took this as a sign that the U.S. government would stand behind financial institutions and credit markets rallied for the next few months.

During the first part of the year, the U.S. government had become increasingly concerned that the credit crisis would significantly slow the U.S. economy — particularly the spending of consumers, who account for approximately two-thirds of GDP. In April, the U.S. Internal Revenue Service started distributing tax rebates as part of a $168 billion economic stimulus plan.

However, markets continued to weaken as illiquidity reached extreme levels and the financial crisis became global in scope. In July, IndyMac Bancorp, the then-second-biggest independent U.S. mortgage lender, was seized by federal regulators after a run by depositors depleted its cash. In August, Commerzbank AG agreed to buy Allianz SE’s Dresdner Bank for 9.8 billion euros in Germany’s biggest banking takeover in three years.

September started with the U.S. government seizing control of Fannie Mae and Freddie Mac, the largest U.S. mortgage-finance companies. In the middle of the month, the U.S. government did not arrange a deal or otherwise bail out Lehman Brothers, and the 158-year old firm filed the largest bankruptcy in U.S. history. This was followed by the bankruptcy of 119-year old Washington Mutual. AIG accepted an $85 billion loan from the Federal Reserve to avert what would have been the worst financial collapse in history, with the U.S. government taking a substantial ownership stake in AIG.

In the same month, the investment banking business model fundamentally changed, with Goldman Sachs and Morgan Stanley receiving approval to become deposit-taking commercial banks regulated by the Federal Reserve, as tight credit markets forced Wall Street’s two remaining independent investment banks to widen their sources of funding. Similar events occurred in Europe and throughout the world, with large financial institutions either merging or with governments providing support in return for equity stakes.

September finally ended with the U.S. Treasury proposing the Financial Market Rescue Bill, including the Troubled Asset Relief Program (TARP), which authorized the U.S. Treasury to spend up to $700 billion to buy mortgages and other distressed assets. The House initially rejected the bill, but subsequently passed it. The bill was signed into law in early October.

The events of September contributed to the extreme market illiquidity in October, evidenced by spikes in overnight and three-month LIBOR (the rates at which banks lend to one another). The Federal Reserve took significant steps to improve liquidity in the short duration markets, which included the creation of the Commercial Paper Funding Facility (CPFF) and the Money Market Investor Funding Facility (MMIFF).

In November, the U.S. Treasury gave additional support to AIG by announcing the purchase of $40 billion in new preferred stock. The U.S. Treasury then guaranteed $306 billion in residential and commercial mortgage-backed securities of Citi® in exchange for $7 billion in preferred stock. In addition, the U.S. Treasury purchased another $20 billion in preferred stocks from Citi. Shortly thereafter, the Government Sponsored Enterprise (GSE) Debt and Mortgage-Backed Security Purchase Program was announced stating that the Federal Reserve will buy $100 billion in Fannie Mae, Freddie Mac and the Federal Home Loan Bank debentures and $500 billion in agency mortgage-backed securities. Simultaneously, the Term Asset-Backed Securities Loan Facility (TALF) was announced by the U.S. Treasury offering to provide $200 billion in three-year loans to U.S. companies who can provide high quality AAA-rated auto loans, student loans, credit card loans or small business loans as collateral.

This trend continued in December as Congress agreed to provide $13.4 billion in short term loans to General Motors and $4 billion to Chrysler in an effort to aid the suffering auto industry.

December ended on an up note with a majority of fixed income sectors outperforming equivalent-duration Treasuries. Most notably, the commercial mortgage-backed securities sector (CMBS) returned 16.98% (15.14% above equivalent-duration Treasuries) during the month. The year ended with the Barclays Capital U.S. Aggregate Bond Index returning 5.24%, underperforming by 7.10% U.S. Treasuries.

8	Market Summary

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Russell Investment Funds

Multi-Style Equity Fund

Portfolio Management Discussion and Analysis — December 31, 2008 (Unaudited)

Multi-Style Equity Fund
	Total Return
1 Year	(41.15)%
5 Years	(2.92	)%§
10 Years	(2.80	)%§

Russell 1000® Index **
	Total Return
1 Year	(37.60)%
5 Years	(2.04	)%§
10 Years	(1.09	)%§

*	Assumes initial investment on January 1, 1999.

**

Russell 1000® Index includes the 1,000 largest companies in the Russell 3000® Index. The Russell 1000® Index represents the universe of stocks from which most active money managers typically select. The Russell 1000® Index return reflects adjustments from income dividends and capital gain distributions reinvested as of the ex-dividend dates.

§	Annualized.

The performance shown in this section does not reflect any Insurance Company Separate Account or Policy Charges. Performance is historical and assumes reinvestment of all dividends and capital gains. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than when purchased. Past performance is not indicative of future results.

10	Multi-Style Equity Fund

Russell Investment Funds

Multi-Style Equity Fund

Portfolio Management Discussion — December 31, 2008 (Unaudited)

The Multi-Style Equity Fund (the “Fund”) allocates most of its assets among multiple money managers. Russell Investment Management Company (“RIMCo”), as the Fund’s advisor, may change the allocation of the Fund’s assets among money managers at any time. An exemptive order from the Securities and Exchange Commission (SEC) permits RIMCo to engage or terminate a money manager at any time, subject to the approval by the Fund’s Board without a shareholder vote. Pursuant to the terms of the exemptive order, the Fund is required to notify its shareholders within 60 days of when a money manager begins providing services. The Fund currently has eight money managers.

What is the Fund’s investment objective?

The Fund seeks to provide long term capital growth.

How did the Fund perform relative to its benchmark for the fiscal year ended December 31, 2008?

For the fiscal year ended December 31, 2008, the Multi-Style Equity Fund lost 41.15%. This compared to the Russell 1000® Index, which lost 37.60% during the same period. The Fund’s performance includes operating expenses, whereas Index returns are unmanaged and do not include expenses of any kind.

For the year ended December 31, 2008, the Lipper® Large-Cap Core Funds (VIP) Average lost 38.29%. This result serves as a peer comparison and is expressed net of operating expenses.

RIMCo may assign a money manager a specific style or capitalization benchmark other than the Fund’s index. However, the Fund’s primary index remains the benchmark for the Fund and is representative of the aggregate of each money manager’s benchmark index.

How did the market conditions described in the Market Summary report affect the Fund’s performance?

During the year, investors sought relative stability and safety found in more liquid stocks and avoided any stocks perceived as risky. Investors sold riskier assets as fear and panic took over the markets, which put severe downward pressure on many stocks, particularly the highly liquid larger cap U.S. stocks, regardless of those stocks’ fundamentals.

The consumer staples sector was the strongest performing sector in the Russell 1000 Index for the period, losing 17.57%, where solid, well-known household names, such as Proctor & Gamble, Colgate and Clorox were seen as safe havens. Integrated oils and health care stocks also performed well compared to other sectors, losing 21.67% and 22.40%, respectively. Other energy, which had been a strong performer for the first half of 2008, fell off sharply in the second half of the year and ended the year down -53.64%, as energy equipment and coal producers were hit hard by the drop in oil prices. Financial services stocks bore the brunt of investor apprehension as write-downs, dwindling capital and a crisis of investor confidence led to the bankruptcy, government seizure and rescue packages for many financial institutions. This sector ended the year down 51.09%.

These unprecedented events created market conditions which were very difficult for active managers in general and for the Fund. The Fund was positioned toward attractively valued companies with higher growth rates, higher beta (beta is the volatility of a given security compared to the volatility of the market as a whole) and lower yielding stocks. This positioning was not rewarded by the market.

The Fund’s strategy of being fully invested and exposing cash reserves to the performance of appropriate markets by purchasing equity securities and/or derivatives was a drag on performance relative to peers that held larger cash positions as the Russell 1000® Index was down over 37%.

How did the investment strategies and techniques employed by the Fund and its money managers affect its performance?

Over the past year, the Fund maintained its positioning towards companies with above-average growth rates and lower yields that are selling at attractive valuations. This positioning was not rewarded in this period where investors were driven by fear and sold stocks regardless of attractive fundamentals.

The Fund’s underperformance resulted from a combination of sector weighting decisions and stock selection. Underweights to both the integrated oils and utilities sectors detracted from returns as those sectors performed better. Weak stock selection in the consumer discretionary, technology, integrated oils and health care sectors was also detrimental to returns.

The Fund’s managers had a difficult time in the risk adverse market environment. Six of the eight managers underperformed their respective style benchmarks, with one manager essentially even with its index. Higher-growth and momentum manager, Turner Investment Partners, Inc.’s more aggressive positioning was not rewarded in this environment, which was to be expected in this market environment. Weak selection in the consumer discretionary and technology sectors led Turner to significantly trail its benchmark, the Russell 1000® Growth Index. Growth manager, Columbus Circle Investors, also struggled in this market environment. Given the economic environment, Columbus’ move to reduce the cyclicality and high level of forecast growth within its portfolio moderated the level of its underperformance in the period. Columbus’ holdings in technology, health care and financial services were the main drivers of its underperformance. Montag & Caldwell, Inc. is a larger-cap growth manager with a high quality consistent growth focus. As expected, Montag performed better in this difficult environment and provided some downside protection. Market-oriented manager, Suffolk Capital Management, LLC also detracted from results as its focus on companies with positive earnings estimate revisions became less effective due to the dramatic decline in companies experiencing such revisions. Suffolk’s performance lagged primarily from an overweight to the financial services sector and an underweight to integrated oils, as well as from stock selection within those sectors.

RIMCo currently employs a “select holdings” strategy for a portion of the Fund’s assets that RIMCo determines not to

Multi-Style Equity Fund	11

Russell Investment Funds

Multi-Style Equity Fund

Portfolio Management Discussion — December 31, 2008 (Unaudited)

allocate to the money managers. Pursuant to this strategy, RIMCo analyzes the holdings of the Fund’s money managers in their Fund segments to identify particular stocks that have been selected by multiple money managers. RIMCo uses a proprietary model to rank these stocks. Based on this ranking, RIMCo purchases additional shares of certain stocks for the Fund. The strategy is designed to increase the Fund’s exposure to stocks that are viewed as attractive by multiple money managers. Over the period, the strategy outperformed as it had exposure to many of the stocks that were perceived by investors to be less risky.

At the stock selection level, the Fund benefited from overweights to Gilead, McDonald’s and Qualcomm. However, a significant underweight to Exxon Mobil was the largest single stock detractor from performance over the one year period. Additionally, overweights to Morgan Stanley, Halliburton and Google were detrimental to returns.

The Fund’s performance shown throughout this report was based on valuations calculated in accordance with Generally Accepted Accounting Principles (GAAP) and in accordance with a newly effective accounting statement (SFAS 157), reflects the December 31, 2008 market value of the pooled investment vehicle in which the Fund invested its cash collateral received in securities lending transactions. This market value is lower than the vehicle’s amortized cost per unit. This had a negative impact on the Fund’s benchmark relative performance.

Describe any changes to the Fund’s structure or the money manager line-up.

There were no changes to the Fund’s structure or money manager line-up during the year.

Money Managers as of December 31, 2008	Styles
Arnhold and S. Bleichroeder Advisers, LLC	Market-Oriented
Columbus Circle Investors	Growth
DePrince, Race & Zollo, Inc.	Value
Institutional Capital LLC	Value
Jacobs Levy Equity Management, Inc.	Value
Montag & Caldwell, Inc.	Growth
Suffolk Capital Management, LLC	Market-Oriented
Turner Investment Partners, Inc.	Growth

The views expressed in this report reflect those of the portfolio managers only through the end of the period covered by the report. These views do not necessarily represent the views of RIMCo, or any other person in RIMCo or any other affiliated organization. These views are subject to change at any time based upon market conditions or other events, and RIMCo disclaims any responsibility to update the views contained herein. These views should not be relied on as investment advice and, because investment decisions for Russell Investment Funds (RIF) are based on numerous factors, should not be relied on as an indication of investment decisions of any RIF Fund.

12	Multi-Style Equity Fund

Russell Investment Funds

Multi-Style Equity Fund

Shareholder Expense Example — December 31, 2008 (Unaudited)

Fund Expenses

The following disclosure provides important information regarding each Fund’s Expense Example, which appears on each Fund’s individual page in this Annual Report. Please refer to this information when reviewing the Expense Example for a Fund.

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including management fees and other Fund expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period indicated, which for this Fund is from July 1, 2008 to December 31, 2008.

Actual Expenses

The information in the table under the heading “Actual Performance” provides information about actual account values and actual expenses. You may use the information in this column, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first column in the row entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical Performance (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the information under the heading “Hypothetical Performance (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. The fee and expenses shown in this section do not reflect any Insurance Company Separate Account or Policy Charges.

	Actual Performance	Hypothetical Performance (5% return before expenses)

Beginning Account Value
July 1, 2008	$1,000.00	$1,000.00
Ending Account Value
December 31, 2008	$664.53	$1,020.76
Expenses Paid During Period*	$3.64	$4.42

*	Expenses are equal to the Fund’s annualized expense ratio of 0.87% (representing the one-half year period annualized), multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period). Reflects amounts waived and/or reimbursed. Without the waiver and/or reimbursement, expenses would have been higher.

Multi-Style Equity Fund	13

Russell Investment Funds

Multi-Style Equity Fund

Schedule of Investments — December 31, 2008

Amounts in thousands (except share amounts)

	Principal Amount ($) or Shares	Market Value $

Common Stocks - 90.0%
Auto and Transportation - 1.6%
Arkansas Best Corp. (Ñ)	2,600	78
Autoliv, Inc.	6,700	144
Con-way, Inc. (Ñ)	3,500	93
CSX Corp.	31,950	1,038
Delta Air Lines, Inc. (Æ)	70,714	810
Old Dominion Freight Line, Inc. (Æ)(Ñ)	1,900	54
Skywest, Inc.	5,300	99
Toyota Motor Corp. - ADR (Ñ)	7,500	491
TRW Automotive Holdings Corp. (Æ)(Ñ)	12,300	44
Union Pacific Corp. (Ñ)	30,054	1,437
United Parcel Service, Inc. Class B	7,150	394

		4,682

Consumer Discretionary - 11.4%
Activision Blizzard, Inc. (Æ)	59,060	510
Amazon.com, Inc. (Æ)(Ñ)	10,000	513
American Eagle Outfitters, Inc. (Ñ)	72,200	676
AnnTaylor Stores Corp. (Æ)(Ñ)	8,400	48
Apollo Group, Inc. Class A (Æ)	2,210	169
AutoNation, Inc. (Æ)(Ñ)	13,100	129
Avis Budget Group, Inc. (Æ)	13,500	9
Black & Decker Corp. (Ñ)	8,900	372
Boyd Gaming Corp. (Ñ)	7,300	35
Brinker International, Inc.	53,200	561
Callaway Golf Co.	4,900	46
CBS Corp. Class B (Ñ)	88,700	726
Clear Channel Outdoor Holdings, Inc. Class A (Æ)	84,978	523
Comcast Corp. Class A	19,660	332
Costco Wholesale Corp. (Ñ)	25,580	1,343
DIRECTV Group, Inc. (The) (Æ)	40,559	929
Eastman Kodak Co. (Ñ)	16,800	111
Electronic Arts, Inc. (Æ)	37,700	605
Foot Locker, Inc.	13,700	101
FTI Consulting, Inc. (Æ)(Ñ)	4,670	209
Gannett Co., Inc. (Ñ)	31,200	250
Guess ?, Inc.	14,580	224
Home Depot, Inc.	13,400	308
Intercontinental Hotels Group PLC - ADR	30,759	257
International Speedway Corp. Class A	2,300	66
Jack in the Box, Inc. (Æ)(Ñ)	1,400	31
Jarden Corp. (Æ)(Ñ)	4,700	54
JC Penney Co., Inc. (Ñ)	29,600	583
Kimberly-Clark Corp.	6,240	329
Kohl’s Corp. (Æ)(Ñ)	7,270	263
Limited Brands, Inc.	64,200	645
Lowe’s Cos., Inc.	76,300	1,642
Macy’s, Inc. (Ñ)	69,300	717
Manpower, Inc.	3,600	122
McDonald’s Corp.	55,100	3,427
McGraw-Hill Cos., Inc. (The)	9,800	227
Men’s Wearhouse, Inc. (The) (Ñ)	3,600	49
MPS Group, Inc. (Æ)	7,400	56
New York Times Co. (The) Class C (Ñ)	12,400	91
Newell Rubbermaid, Inc.	38,200	374

	Principal Amount ($) or Shares	Market Value $
News Corp. Class A	165,662	1,506
Nike, Inc. Class B	39,401	2,009
Office Depot, Inc. (Æ)	22,800	68
OfficeMax, Inc. (Ñ)	67,600	516
Regis Corp.	1,200	17
Robert Half International, Inc. (Ñ)	12,500	260
RR Donnelley & Sons Co.	33,300	452
Staples, Inc. (Ñ)	20,480	367
Starwood Hotels & Resorts Worldwide, Inc. (Ñ)	26,400	473
Target Corp. (Ñ)	26,900	929
United Stationers, Inc. (Æ)(Ñ)	2,200	74
Urban Outfitters, Inc. (Æ)(Ñ)	10,330	155
Vail Resorts, Inc. (Æ)(Ñ)	2,900	77
Viacom, Inc. Class B (Æ)	66,800	1,273
Wal-Mart Stores, Inc. (Ñ)	122,244	6,853
Walt Disney Co. (The) (Ñ)	32,400	735
Williams-Sonoma, Inc. (Ñ)	50,600	398
Wyndham Worldwide Corp.	13,200	86
Yum! Brands, Inc.	5,930	187

		34,097

Consumer Staples - 7.4%
Chiquita Brands International, Inc. (Æ)(Ñ)	5,600	83
Clorox Co.	16,280	904
Coca-Cola Co. (The) (Ñ)	126,650	5,733
Coca-Cola Enterprises, Inc.	15,200	183
Colgate-Palmolive Co.	16,760	1,149
ConAgra Foods, Inc.	38,400	634
General Mills, Inc.	29,000	1,762
Hershey Co. (The) (Ñ)	13,700	476
Hormel Foods Corp. (Ñ)	4,600	143
JM Smucker Co. (The)	14,524	630
Kroger Co. (The)	9,300	246
Lorillard, Inc.	9,500	535
Molson Coors Brewing Co. Class B	21,150	1,035
NBTY, Inc. (Æ)	1,500	23
Pepsi Bottling Group, Inc. (Ñ)	11,000	248
PepsiCo, Inc.	97,850	5,359
Procter & Gamble Co.	32,940	2,036
Sara Lee Corp.	29,000	284
Spartan Stores, Inc. (Ñ)	2,200	51
SUPERVALU, Inc.	16,000	234
Sysco Corp.	7,300	167
Tyson Foods, Inc. Class A (Ñ)	16,800	147
Walgreen Co.	6,300	155

		22,217

Financial Services - 14.3%
ACE, Ltd.	28,800	1,524
Allied Capital Corp. (Ñ)	11,200	30
Allied World Assurance Co. Holdings, Ltd.	2,400	97
Allstate Corp. (The)	11,700	383
American Capital, Ltd. (Ñ)	31,200	101
Annaly Capital Management, Inc. (ö)(Ñ)	47,100	748
Arch Capital Group, Ltd. (Æ)	2,200	154
Arthur J Gallagher & Co.	7,100	184

14	Multi-Style Equity Fund

Russell Investment Funds

Multi-Style Equity Fund

Schedule of Investments, continued — December 31, 2008

Amounts in thousands (except share amounts)

	Principal Amount ($) or Shares	Market Value $

Bank of America Corp.	114,150	1,607
Bank of Hawaii Corp. (Ñ)	5,200	235
Bank of New York Mellon Corp. (The)	88,976	2,521
BlackRock, Inc. Class A (Ñ)	1,630	219
Brandywine Realty Trust (ö)	11,300	87
Camden Property Trust (ö)(Ñ)	4,300	135
Capital One Financial Corp. (Ñ)	30,700	979
CBL & Associates Properties, Inc. (ö)(Ñ)	9,200	60
Charles Schwab Corp. (The)	75,600	1,222
Chubb Corp.	6,200	316
Citigroup, Inc.	52,400	352
CME Group, Inc. Class A (Ñ)	1,900	395
CNA Financial Corp.	3,100	51
Comerica, Inc. (Ñ)	27,300	542
Commerce Bancshares, Inc. (Ñ)	3,360	148
Conseco, Inc. (Æ)(Ñ)	13,800	72
Cullen/Frost Bankers, Inc.	4,300	218
Deluxe Corp.	5,300	79
Developers Diversified Realty Corp. (ö)(Ñ)	4,500	22
Discover Financial Services (Ñ)	28,900	275
East West Bancorp, Inc. (Ñ)	3,100	50
Endurance Specialty Holdings, Ltd. (Ñ)	5,400	165
Federal National Mortgage Association	409,746	311
Fifth Third Bancorp (Ñ)	77,400	639
First American Corp. (Ñ)	2,700	78
First Horizon National Corp. (Ñ)	14,461	153
General Growth Properties, Inc. (ö)(Ñ)	36,300	47
Goldman Sachs Group, Inc. (The)	4,615	390
Hartford Financial Services Group, Inc. (Ñ)	38,200	627
Hospitality Properties Trust (ö)(Ñ)	14,400	214
HRPT Properties Trust (ö)	23,400	79
Huntington Bancshares, Inc. (Ñ)	29,000	222
Jefferies Group, Inc. (Ñ)	27,800	391
Jones Lang LaSalle, Inc. (Ñ)	2,900	80
JPMorgan Chase & Co.	157,515	4,966
Keycorp	79,900	681
Lincoln National Corp.	24,100	454
M&T Bank Corp. (Ñ)	3,900	224
Mack-Cali Realty Corp. (ö)	7,600	186
Marsh & McLennan Cos., Inc.	14,400	350
Marshall & Ilsley Corp. (Ñ)	37,600	513
Mastercard, Inc. Class A (Ñ)	7,500	1,072
Mercury General Corp. (Ñ)	16,500	759
Merrill Lynch & Co., Inc.	52,000	605
MetLife, Inc.	38,083	1,328
MF Global, Ltd. (Æ)(Ñ)	13,000	27
Morgan Stanley	72,500	1,163
National Penn Bancshares, Inc. (Ñ)	8,000	116
PartnerRe, Ltd. - ADR (Ñ)	5,000	356
Piper Jaffray Cos. (Æ)(Ñ)	1,300	52
PNC Financial Services Group, Inc.	12,900	632
Prologis (ö)(Ñ)	12,700	176
Prosperity Bancshares, Inc. (Ñ)	4,000	118
Protective Life Corp.	27,900	400
Prudential Financial, Inc.	14,600	442
Regions Financial Corp. (Ñ)	66,400	529
State Street Corp.	16,332	642

	Principal Amount ($) or Shares	Market Value $
SunTrust Banks, Inc. (Ñ)	28,500	842
T Rowe Price Group, Inc. (Ñ)	11,740	416
Travelers Cos., Inc. (The)	25,200	1,139
UDR, Inc. (ö)(Ñ)	10,800	149
United Rentals, Inc. (Æ)(Ñ)	6,114	56
Visa, Inc. (Ñ)	19,694	1,033
Washington Real Estate Investment Trust (ö)(Ñ)	5,100	144
Wells Fargo & Co. (Ñ)	164,735	4,856
Western Union Co. (The)	33,500	480
Wilmington Trust Corp. (Ñ)	27,100	603
WR Berkley Corp.	10,200	316
Zions Bancorporation (Ñ)	33,600	824

		42,851

Health Care - 14.7%
Abbott Laboratories	49,967	2,667
Aetna, Inc.	17,300	493
Alexion Pharmaceuticals, Inc. (Æ)(Ñ)	11,440	414
Allergan, Inc.	20,500	827
AMERIGROUP Corp. Class A (Æ)(Ñ)	7,200	213
AmerisourceBergen Corp. Class A	5,700	203
Amgen, Inc. (Æ)	14,500	837
Baxter International, Inc.	51,810	2,776
Bristol-Myers Squibb Co.	36,500	849
Cardinal Health, Inc.	3,800	131
Centene Corp. (Æ)	1,900	37
Covidien, Ltd.	26,770	970
CVS Caremark Corp.	144,740	4,160
Eli Lilly & Co.	4,000	161
Express Scripts, Inc. Class A (Æ)	21,170	1,164
Forest Laboratories, Inc. (Æ)	13,400	341
Genzyme Corp. (Æ)	6,630	440
Gilead Sciences, Inc. (Æ)(Ñ)	84,740	4,334
Health Net, Inc. (Æ)(Ñ)	9,100	99
Intuitive Surgical, Inc. (Æ)(Ñ)	4,800	610
Johnson & Johnson	42,050	2,516
King Pharmaceuticals, Inc. (Æ)(Ñ)	17,100	182
Life Technologies Corp. (Æ)(Ñ)	25,200	587
Magellan Health Services, Inc. (Æ)(Ñ)	3,900	153
McKesson Corp.	20,100	778
Merck & Co., Inc.	20,900	635
Mylan, Inc. (Æ)(Ñ)	94,600	936
Novartis AG - ADR	37,200	1,851
Owens & Minor, Inc. (Ñ)	1,600	60
Pfizer, Inc.	103,200	1,828
Schering-Plough Corp.	181,057	3,083
Sequenom, Inc. (Æ)(Ñ)	24,000	476
St. Jude Medical, Inc. (Æ)	11,970	395
Stericycle, Inc. (Æ)(Ñ)	7,880	410
Stryker Corp.	24,600	983
Thermo Fisher Scientific, Inc. (Æ)	46,900	1,598
UnitedHealth Group, Inc.	9,000	239
Vertex Pharmaceuticals, Inc. (Æ)(Ñ)	27,300	829
WellPoint, Inc. (Æ)	8,100	341
Wyeth	111,000	4,164

		43,770

Multi-Style Equity Fund	15

Russell Investment Funds

Multi-Style Equity Fund

Schedule of Investments, continued — December 31, 2008

Amounts in thousands (except share amounts)

	Principal Amount ($) or Shares	Market Value $

Integrated Oils - 5.0%
BP PLC - ADR	8,700	407
Chevron Corp.	12,000	888
ConocoPhillips	24,600	1,274
Exxon Mobil Corp.	48,900	3,904
Marathon Oil Corp.	110,000	3,009
Occidental Petroleum Corp.	72,950	4,376
Total SA - ADR	18,100	1,001

		14,859

Materials and Processing - 5.8%
Air Products & Chemicals, Inc.	25,600	1,287
Alcoa, Inc. (Ñ)	50,800	572
Archer-Daniels-Midland Co.	62,550	1,803
Ashland, Inc. (Ñ)	35,917	378
Avery Dennison Corp. (Ñ)	15,100	494
BHP Billiton, Ltd. - ADR (Ñ)	4,380	188
Bunge, Ltd. (Ñ)	5,300	274
Cabot Corp.	24,800	379
Celanese Corp. Class A	39,100	486
Century Aluminum Co. (Æ)(Ñ)	7,400	74
Ceradyne, Inc. (Æ)(Ñ)	800	16
Chemtura Corp.	12,900	18
Cytec Industries, Inc.	5,300	112
Domtar Corp. (Æ)(Ñ)	39,000	65
Dow Chemical Co. (The)	23,800	359
Ecolab, Inc.	4,580	161
EI Du Pont de Nemours & Co.	53,550	1,355
Fluor Corp. (Ñ)	32,000	1,436
HB Fuller Co. (Ñ)	5,000	81
International Paper Co. (Ñ)	16,400	194
Lubrizol Corp.	14,700	535
Masco Corp. (Ñ)	69,800	777
Monsanto Co.	12,054	848
Mosaic Co. (The)	15,600	540
Newmont Mining Corp.	16,200	659
Nucor Corp.	3,300	152
OM Group, Inc. (Æ)(Ñ)	4,000	84
Potash Corp. of Saskatchewan	2,300	168
PPG Industries, Inc.	7,200	306
Praxair, Inc.	6,400	380
Precision Castparts Corp.	14,000	833
Quanta Services, Inc. (Æ)(Ñ)	31,800	630
RPM International, Inc.	35,850	476
Sherwin-Williams Co. (The) (Ñ)	4,630	277
Smurfit-Stone Container Corp. (Æ)	11,100	3
Steel Dynamics, Inc.	11,100	124
United States Steel Corp. (Ñ)	900	34
Valspar Corp. (Ñ)	17,700	320
Weyerhaeuser Co. (Ñ)	11,000	337

		17,215

Miscellaneous - 2.2%
Berkshire Hathaway, Inc. Class B (Æ)	523	1,681
Fortune Brands, Inc.	7,200	297
General Electric Co.	98,000	1,588
Honeywell International, Inc.	54,900	1,802

	Principal Amount ($) or Shares	Market Value $
Johnson Controls, Inc. (Ñ)	34,300	623
Tyco International, Ltd.	31,500	680

		6,671

Other Energy - 5.1%
Anadarko Petroleum Corp.	19,900	767
Apache Corp.	10,600	790
Baker Hughes, Inc.	42,100	1,350
Berry Petroleum Co. Class A (Ñ)	6,100	46
BJ Services Co. (Ñ)	10,900	127
Cabot Oil & Gas Corp.	4,000	104
Cameron International Corp. (Æ)	46,540	954
Chesapeake Energy Corp.	20,600	333
Cimarex Energy Co. (Ñ)	8,600	230
Devon Energy Corp.	48,800	3,207
Dynegy, Inc. Class A (Æ)(Ñ)	36,500	73
Halliburton Co.	39,600	720
Helix Energy Solutions Group, Inc. (Æ)(Ñ)	13,800	100
Mariner Energy, Inc. (Æ)	12,000	123
NRG Energy, Inc. (Æ)	7,336	171
PetroHawk Energy Corp. (Æ)(Ñ)	11,340	177
Schlumberger, Ltd.	40,890	1,731
Southwestern Energy Co. (Æ)	15,110	438
Stone Energy Corp. (Æ)(Ñ)	5,400	60
Sunoco, Inc.	16,200	704
Swift Energy Co. (Æ)(Ñ)	4,600	77
Transocean, Ltd. (Æ)	17,600	832
Unit Corp. (Æ)(Ñ)	1,200	32
Valero Energy Corp.	12,640	274
Williams Cos., Inc.	45,605	660
XTO Energy, Inc.	32,100	1,132

		15,212

Producer Durables - 4.9%
American Tower Corp. Class A (Æ)	12,100	355
Applied Materials, Inc.	215,950	2,188
Centex Corp.	10,300	110
Deere & Co.	3,400	130
DR Horton, Inc. (Ñ)	9,200	65
Emerson Electric Co.	62,400	2,284
Gardner Denver, Inc. (Æ)	3,400	79
Herman Miller, Inc.	5,300	69
Illinois Tool Works, Inc. (Ñ)	3,800	133
Ingersoll-Rand Co., Ltd. Class A	25,600	444
Lam Research Corp. (Æ)	16,780	357
Lexmark International, Inc. Class A (Æ)	6,600	178
Lockheed Martin Corp.	29,840	2,509
Northrop Grumman Corp.	16,300	734
NVR, Inc. (Æ)(Ñ)	920	420
Parker Hannifin Corp.	10,099	430
Pentair, Inc.	9,060	214
Pitney Bowes, Inc.	20,400	520
Plantronics, Inc.	2,300	30
Pulte Homes, Inc. (Ñ)	27,140	297
Raytheon Co.	14,600	745
Sunpower Corp. (Æ)(Ñ)	18,261	556

16	Multi-Style Equity Fund

Russell Investment Funds

Multi-Style Equity Fund

Schedule of Investments, continued — December 31, 2008

Amounts in thousands (except share amounts)

	Principal Amount ($) or Shares	Market Value $

Terex Corp. (Æ)(Ñ)	5,700	99
United Technologies Corp.	30,100	1,613

		14,559

Technology - 15.5%
ADC Telecommunications, Inc. (Æ)(Ñ)	13,200	72
Adobe Systems, Inc. (Æ)	8,850	188
Amphenol Corp. Class A	73,288	1,758
Analog Devices, Inc.	33,000	628
Apple, Inc. (Æ)(Ñ)	49,660	4,239
Avnet, Inc. (Æ)	3,000	55
Broadcom Corp. Class A (Æ)	32,590	553
Cisco Systems, Inc. (Æ)	237,024	3,864
Citrix Systems, Inc. (Æ)	7,000	165
Computer Sciences Corp. (Æ)(Ñ)	3,000	105
Corning, Inc. 2008 (Ñ)	59,800	570
Emulex Corp. (Æ)	3,000	21
F5 Networks, Inc. (Æ)(Ñ)	12,520	286
First Solar, Inc. (Æ)(Ñ)	6,370	879
Garmin, Ltd. (Ñ)	27,200	521
General Dynamics Corp.	25,604	1,475
Google, Inc. Class A (Æ)(Ñ)	14,400	4,430
Hewlett-Packard Co.	187,278	6,796
Ingram Micro, Inc. Class A (Æ)	8,900	119
Intel Corp.	52,500	770
International Business Machines Corp.	20,710	1,743
Jabil Circuit, Inc.	97,700	660
JDS Uniphase Corp. (Æ)	6,200	23
Juniper Networks, Inc. (Æ)(Ñ)	81,200	1,422
Maxim Integrated Products, Inc.	80,300	917
McAfee, Inc. (Æ)(Ñ)	5,470	189
Microsoft Corp.	36,800	715
Motorola, Inc.	93,100	412
Qualcomm, Inc.	208,986	7,488
Research In Motion, Ltd. (Æ)	16,900	686
Rockwell Automation, Inc.	22,900	738
SanDisk Corp. (Æ)(Ñ)	15,450	148
Seagate Technology	90,200	400
Seagate Technology (Æ)	2,300	—
Siemens AG - ADR	6,210	470
Sun Microsystems, Inc. (Æ)	33,300	127
Symantec Corp. (Æ)	35,900	485
Tellabs, Inc. (Æ)(Ñ)	34,800	143
Texas Instruments, Inc.	81,500	1,265
Tyco Electronics, Ltd. Class W	19,433	315
Vishay Intertechnology, Inc. (Æ)(Ñ)	14,300	49
Xilinx, Inc. (Ñ)	16,850	300

		46,189

Utilities - 2.1%
American Electric Power Co., Inc.	11,600	386
AT&T, Inc.	20,300	579
Atmos Energy Corp.	1,800	43
Avista Corp. (Ñ)	2,500	48

	Principal Amount ($) or Shares	Market Value $
Consolidated Edison, Inc.	10,200	397
DTE Energy Co.	9,600	342
Duke Energy Corp.	20,500	308
Embarq Corp.	8,500	306
Frontier Communications Corp.	41,900	366
MetroPCS Communications, Inc. (Æ)(Ñ)	20,630	306
New Jersey Resources Corp. (Ñ)	3,600	142
NiSource, Inc.	20,300	223
Northwest Natural Gas Co. (Ñ)	1,500	66
Pepco Holdings, Inc.	14,000	249
Pinnacle West Capital Corp.	9,600	308
Progress Energy, Inc. - CVO	1,300	—
Qwest Communications International, Inc. (Ñ)	43,800	159
Southwest Gas Corp. (Ñ)	2,900	73
US Cellular Corp. (Æ)	900	39
Verizon Communications, Inc.	1,800	61
Vodafone Group PLC - ADR	88,350	1,806

		6,207

Total Common Stocks (cost $344,298)		268,529

Short-Term Investments - 9.4%
Russell Investment Company Money Market Fund	27,918,000	27,918

Total Short-Term Investments (cost $27,918)		27,918

Other Securities - 16.9%
State Street Securities Lending Quality Trust (×)	53,419,861	50,487

Total Other Securities (cost $53,420)		50,487

Total Investments - 116.3% (identified cost $425,636)		346,934

Other Assets and Liabilities, Net - (16.3%)		(48,723)

Net Assets - 100.0%		298,211

See accompanying notes which are an integral part of the financial statements.

Multi-Style Equity Fund	17

Russell Investment Funds

Multi-Style Equity Fund

Schedule of Investments, continued — December 31, 2008

Amounts in thousands (except contracts)

Futures Contracts	Number of Contracts	Notional Amount		Expiration Date	Unrealized Appreciation (Depreciation) $

Long Positions
Russell 1000 Mini Index	43	USD	2,089	03/09	18
S&P 500 E-Mini Index (CME)	265	USD	11,926	03/09	32
S&P 500 Index (CME)	53	USD	11,926	03/09	63
S&P Midcap 400 E-Mini Index (CME)	118	USD	6,339	03/09	341

Total Unrealized Appreciation (Depreciation) on Open Futures Contracts					454

Presentation of Portfolio Holdings — December 31, 2008

Portfolio Summary	% of Net Assets

Auto and Transportation	1.6
Consumer Discretionary	11.4
Consumer Staples	7.4
Financial Services	14.3
Health Care	14.7
Integrated Oils	5.0
Materials and Processing	5.8
Miscellaneous	2.2
Other Energy	5.1
Producer Durables	4.9
Technology	15.5
Utilities	2.1
Short-Term Investments	9.4
Other Securities	16.9

Total Investments	116.3
Other Assets and Liabilities, Net	(16.3)

100.0

Futures Contracts	0.2

See accompanying notes which are an integral part of the financial statements.

18	Multi-Style Equity Fund

(This page intentionally left blank)

Russell Investment Funds

Aggressive Equity Fund

Portfolio Management Discussion and Analysis — December 31, 2008 (Unaudited)

Aggressive Equity Fund
	Total Return
1 Year	(44.16)%
5 Years	(4.15	)%§
10 Years	(0.19	)%§

Russell 2500™ Index **
	Total Return
1 Year	(36.79)%
5 Years	(0.99	)%§
10 Years	4.08	%§

*	Assumes initial investment on January 1, 1999.

**

Russell 2500™ Index is composed of the bottom 500 stocks the Russell 1000® Index and all the stocks in the Russell 2000® Index. The Russell 2500™ Index return reflects adjustments for income dividends and capital gains distributions reinvested as of the ex-dividend dates.

§	Annualized.

The performance shown in this section does not reflect any Insurance Company Separate Account or Policy Charges. Performance is historical and assumes reinvestment of all dividends and capital gains. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than when purchased. Past performance is not indicative of future results.

20	Aggressive Equity Fund

Russell Investment Funds

Aggressive Equity Fund

Portfolio Management Discussion — December 31, 2008 (Unaudited)

The Aggressive Equity Fund (the “Fund”) allocates most of its assets among multiple money managers. Russell Investment Management Company (“RIMCo”), as the Fund’s advisor, may change the allocation of the Fund’s assets among money managers at any time. An exemptive order from the Securities and Exchange Commission (SEC) permits RIMCo to engage or terminate a money manager at any time, subject to the approval by the Fund’s Board without a shareholder vote. Pursuant to the terms of the exemptive order, the Fund is required to notify its shareholders within 60 days of when a money manager begins providing services. The Fund currently has eight money managers.

What is the Fund’s investment objective?

The Fund seeks to provide long term capital growth.

How did the Fund perform relative to its benchmark for the fiscal year ended December 31, 2008?

For the fiscal year ended December 31, 2008, the Aggressive Equity Fund lost 44.16%. This compared to the Russell 2500™ Index, which lost 36.79% during the same period. The Fund’s performance includes operating expenses, whereas Index returns are unmanaged and do not include expenses of any kind.

For the year ended December 31, 2008, the Lipper® Small-Cap Core Funds (VIP) Average lost 36.02%. This result serves as a peer comparison and is expressed net of operating expenses.

How did the market conditions described in the Market Summary report affect the Fund’s performance?

The financial crisis that unfolded in 2008 directly impacted Fund performance. Throughout the year, the Fund was underweight regional banks, because of concerns about credit and the value of their loan portfolios. Despite investor concerns, the regional banks industry outperformed the broader index by over 20% as the Federal Reserve and U.S. Treasury offered wide ranging means of support (cutting interest rates, instituting the Troubled Assets Relief Program (TARP) funds and acquiring of troubled securities). An overweight to other energy hurt the Fund as the prices of energy stocks fell as the price of oil fell. Additionally, stock selection within producer durables and technology sectors hurt the Fund as consumer demand for related products in these sectors slowed. Stocks that started the year with higher estimated growth (a typical overweight within the Fund) underperformed as many securities with these characteristics saw forward earnings estimates decreased significantly.

The Fund’s strategy of being fully invested and exposing cash reserves to the performance of appropriate markets by purchasing equity securities and/or derivatives was a drag on performance relative to peers that held larger cash positions as the Russell 2500™ Index was down over 35%.

How did the investment strategies and techniques employed by the Fund and its money managers affect its performance?

The Fund employs eight managers: three growth, two market-oriented, and three value managers. PanAgora Asset Management Company LLC was the only manager to outperform its benchmark. The remaining managers underperformed by varying degrees. Those managers on the style extremes, with larger sector deviation, detracted the most from performance. Signia Capital Management, LLC, which was added to the Fund in March, has underperformed since being added to the Fund.

Gould Investment Partners LLC, Ranger Investment Management, L.P., and Signia were the worst performing managers. Gould, a high-growth manager, underperformed as a result of an overweight to other energy in addition to negative stock selection within producer durables and consumer discretionary. Gould’s high-growth process was not rewarded during the year.

Ranger’s underperformance was driven by stock selection within the technology, materials and processing and health care sectors. Like Gould, Ranger’s exposure to the highest growth stocks detracted from its performance.

Signia, a deep value manager, benefited from stock selection in the materials and processing sector. However, this was offset by weak stock selection in the health care and technology sectors, and an underweight to the financial service sector.

PanAgora modestly outperformed. PanAgora’s lower-beta (beta is the volatility of a given security compared to the volatility of the market as a whole) investment strategy was rewarded during the volatile year. The portfolio benefited from being equally distributed along the capital spectrum and investing in moderately valued stocks.

The Fund’s performance shown throughout this report was based on valuations calculated in accordance with Generally Accepted Accounting Principles (GAAP) and, in accordance with a newly effective accounting statement (SFAS 157), reflects the December 31, 2008 market value of the pooled investment vehicle in which the Fund invested its cash collateral received in securities lending transactions. This market value is lower than the vehicle’s amortized cost. This had a negative impact on the Fund’s benchmark relative performance.

Describe any changes to the Fund’s structure or the money manager line-up.

In March of 2008, Signia Capital Management, LLC was hired to replace David J. Greene and Company, LLC.

Aggressive Equity Fund	21

Russell Investment Funds

Aggressive Equity Fund

Portfolio Management Discussion — December 31, 2008 (Unaudited)

Money Managers as of December 31, 2008	Styles
ClariVest Asset Management LLC	Market Oriented
DePrince, Race, & Zollo, Inc.	Value
Gould Investment Partners LLC	Growth
Jacobs Levy Equity Management, LLC	Value
PanAgora Asset Management Company LLC	Market Oriented
Ranger Investment Management, L.P.	Growth
Signia Capital Management, LLC	Value
Tygh Capital Management, Inc.	Growth

The views expressed in this report reflect those of the portfolio managers only through the end of the period covered by the report. These views do not necessarily represent the views of RIMCo, or any other person in RIMCo or any other affiliated organization. These views are subject to change at any time based upon market conditions or other events, and RIMCo disclaims any responsibility to update the views contained herein. These views should not be relied on as investment advice and, because investment decisions for Russell Investment Funds (RIF) are based on numerous factors, should not be relied on as an indication of investment decisions of any RIF Fund.

22	Aggressive Equity Fund

Russell Investment Funds

Aggressive Equity Fund

Shareholder Expense Example — December 31, 2008 (Unaudited)

Fund Expenses

The following disclosure provides important information regarding each Fund’s Expense Example, which appears on each Fund’s individual page in this Annual Report. Please refer to this information when reviewing the Expense Example for a Fund.

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including management fees and other Fund expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period indicated, which for this Fund is from July 1, 2008 to December 31, 2008.

Actual Expenses

The information in the table under the heading “Actual Performance” provides information about actual account values and actual expenses. You may use the information in this column, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first column in the row entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical Performance (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the information under the heading “Hypothetical Performance (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. The fee and expenses shown in this section do not reflect any Insurance Company Separate Account or Policy Charges.

	Actual Performance	Hypothetical Performance (5% return before expenses)

Beginning Account Value
July 1, 2008	$1,000.00	$1,000.00
Ending Account Value
December 31, 2008	$622.46	$1,019.86
Expenses Paid During Period*	$4.28	$5.33

*	Expenses are equal to the Fund’s annualized expense ratio of 1.05% (representing the one-half year period annualized), multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period). Reflects amounts waived and/or reimbursed. Without the waiver and/or reimbursement, expenses would have been higher.

Aggressive Equity Fund	23

Russell Investment Funds

Aggressive Equity Fund

Schedule of Investments — December 31, 2008

Amounts in thousands (except share amounts)

	Principal Amount ($) or Shares	Market Value $

Common Stocks - 91.3%
Auto and Transportation - 3.9%
Allegiant Travel Co. (Æ)(Ñ)	6,400	311
American Railcar Industries, Inc. (Ñ)	500	5
AMR Corp. (Æ)(Ñ)	20,500	219
Arctic Cat, Inc. (Ñ)	1,800	9
Arkansas Best Corp. (Ñ)	8,341	251
ArvinMeritor, Inc. (Ñ)	9,700	28
Autoliv, Inc.	3,268	70
BorgWarner, Inc. (Ñ)	1,458	32
Con-way, Inc. (Ñ)	7,800	208
Cooper Tire & Rubber Co. (Ñ)	51,400	317
Expeditors International of Washington, Inc. (Ñ)	5,307	177
Force Protection, Inc. (Æ)	3,700	22
Forward Air Corp. (Ñ)	2,400	58
FreightCar America, Inc.	2,000	37
Genesee & Wyoming, Inc. Class A (Æ)	13,040	398
Global Ship Lease, Inc. (Ñ)	16,200	46
Goodyear Tire & Rubber Co. (The) (Æ)	8,400	50
Greenbrier Cos., Inc. (Ñ)	2,200	15
Hawaiian Holdings, Inc. (Æ)(Ñ)	4,188	27
Kirby Corp. (Æ)(Ñ)	3,323	91
Lear Corp. (Æ)(Ñ)	10,200	14
Navistar International Corp. (Æ)	6,493	139
Old Dominion Freight Line, Inc. (Æ)	40	1
Oshkosh Corp. (Ñ)	165	1
Pacer International, Inc.	10,188	106
PHI, Inc. (Æ)(Ñ)	8,136	114
Polaris Industries, Inc. (Ñ)	2,975	85
Republic Airways Holdings, Inc. (Æ)	1,819	19
Saia, Inc. (Æ)	2,300	25
Skywest, Inc. (Ñ)	20,840	388
Stoneridge, Inc. (Æ)(Ñ)	1,600	7
Strattec Security Corp.	7,607	125
Superior Industries International, Inc. (Ñ)	17,140	180
Tenneco, Inc. (Æ)(Ñ)	6,800	20
Tidewater, Inc. (Ñ)	3,850	155
TRW Automotive Holdings Corp. (Æ)(Ñ)	11,200	40
US Airways Group, Inc. (Æ)(Ñ)	14,900	115
UTI Worldwide, Inc.	13,676	196
Visteon Corp. (Æ)(Ñ)	5,500	2
Wabash National Corp.	2,800	13
Wabtec Corp. (Ñ)	13,542	538
Werner Enterprises, Inc. (Ñ)	9,398	163
YRC Worldwide, Inc. (Æ)(Ñ)	7,800	22

		4,839

Consumer Discretionary - 15.1%
4Kids Entertainment, Inc. (Æ)	55,840	109
99 Cents Only Stores (Æ)(Ñ)	23,120	253
Aaron Rents, Inc. (Ñ)	6,600	176
Abercrombie & Fitch Co. Class A (Ñ)	1,925	44
Administaff, Inc.	872	19
Advance Auto Parts, Inc. (Ñ)	5,422	182
AFC Enterprises, Inc. (Æ)	2,800	13
American Eagle Outfitters, Inc. (Ñ)	24,900	233

	Principal Amount ($) or Shares	Market Value $
American Greetings Corp. Class A	5,700	42
American Public Education, Inc. (Æ)	4,500	167
American Woodmark Corp.	800	15
AnnTaylor Stores Corp. (Æ)(Ñ)	9,215	53
Apollo Group, Inc. Class A (Æ)	4,836	371
Asbury Automotive Group, Inc.	7,300	33
AutoNation, Inc. (Æ)(Ñ)	8,600	85
Avis Budget Group, Inc. (Æ)(Ñ)	13,500	9
Bally Technologies, Inc. (Æ)(Ñ)	7,682	185
Barnes & Noble, Inc.	2,300	35
Bebe Stores, Inc. (Ñ)	47,700	356
BJ’s Wholesale Club, Inc. (Æ)(Ñ)	4,789	164
Blockbuster, Inc. Class A (Æ)(Ñ)	34,500	43
Blyth, Inc. (Ñ)	2,400	19
Brightpoint, Inc. (Æ)(Ñ)	19,585	85
Brink’s Co. (The)	1,152	31
Brink’s Home Security Holdings, Inc. (Æ)	1,318	29
Brinker International, Inc.	14,300	151
Brown Shoe Co., Inc. (Ñ)	3,400	29
Buckle, Inc. (The) (Ñ)	3,900	85
Build-A-Bear Workshop, Inc. Class A (Æ)(Ñ)	3,900	19
Cabela’s, Inc. (Æ)(Ñ)	4,000	23
Capella Education Co. (Æ)(Ñ)	5,641	331
Career Education Corp. (Æ)(Ñ)	5,989	107
Carter’s, Inc. (Æ)(Ñ)	15,450	298
CDI Corp.	1,100	14
Central European Distribution Corp. (Æ)(Ñ)	1,700	34
Charlotte Russe Holding, Inc. (Æ)	3,300	21
Charming Shoppes, Inc. (Æ)(Ñ)	3,867	9
Chemed Corp. (Ñ)	174	7
Childrens Place Retail Stores, Inc. (The) (Æ)	2,100	46
Chipotle Mexican Grill, Inc. Class A (Æ)(Ñ)	950	59
Chipotle Mexican Grill, Inc. Class B (Æ)(Ñ)	1,310	75
Christopher & Banks Corp.	1,739	10
Churchill Downs, Inc. (Ñ)	4,195	170
Cintas Corp.	3,327	77
CKE Restaurants, Inc. (Ñ)	20,800	181
Conn’s, Inc. (Æ)(Ñ)	500	4
Copart, Inc. (Æ)(Ñ)	15,686	427
Corrections Corp. of America (Æ)	27,622	452
CRA International, Inc. (Æ)(Ñ)	411	11
Cracker Barrel Old Country Store, Inc. (Ñ)	8,000	165
CSS Industries, Inc.	710	13
DeVry, Inc.	9,537	548
Dice Holdings, Inc. (Æ)(Ñ)	2,009	8
Dick’s Sporting Goods, Inc. (Æ)(Ñ)	11,147	157
Dillard’s, Inc. Class A	2,900	12
Dollar Tree, Inc. (Æ)(Ñ)	16,230	678
Domino’s Pizza, Inc. (Æ)(Ñ)	900	4
DSW, Inc. Class A (Æ)(Ñ)	2,100	26
Earthlink, Inc. (Æ)(Ñ)	33,600	227
Eastman Kodak Co. (Ñ)	6,100	40
Ethan Allen Interiors, Inc. (Ñ)	4,000	57
EW Scripps Co. Class A (Ñ)	28,759	64
Ezcorp, Inc. Class A (Æ)	15,800	240

24	Aggressive Equity Fund

Russell Investment Funds

Aggressive Equity Fund

Schedule of Investments, continued — December 31, 2008

Amounts in thousands (except share amounts)

	Principal Amount ($) or Shares	Market Value $

Fastenal Co. (Ñ)	2,509	87
Finish Line (The) Class A	9,400	53
Foot Locker, Inc. (Ñ)	8,658	64
Fred’s, Inc. Class A (Ñ)	6,900	74
FTI Consulting, Inc. (Æ)(Ñ)	3,586	160
Furniture Brands International, Inc. (Ñ)	7,300	16
G&K Services, Inc. Class A (Ñ)	1,637	33
GameStop Corp. Class A (Æ)	10,074	218
Gannett Co., Inc. (Ñ)	12,700	102
Gap, Inc. (The)	19,190	257
Genesco, Inc. (Æ)(Ñ)	3,086	52
Geo Group, Inc. (The) (Æ)(Ñ)	13,523	244
Group 1 Automotive, Inc. (Ñ)	4,400	47
Harman International Industries, Inc. (Ñ)	6,224	104
Haverty Furniture Cos., Inc. (Ñ)	1,700	16
Heidrick & Struggles International, Inc. (Ñ)	5,460	118
Helen of Troy, Ltd. (Æ)	14,600	253
Hewitt Associates, Inc. Class A (Æ)	10,300	292
Hooker Furniture Corp. (Ñ)	1,300	10
HOT Topic, Inc. (Æ)(Ñ)	8,300	77
IAC/InterActiveCorp (Æ)(Ñ)	1,375	22
infoGROUP, Inc. (Ñ)	3,315	16
Infospace, Inc.	685	5
Insight Enterprises, Inc. (Æ)(Ñ)	6,800	47
Interval Leisure Group, Inc. (Æ)(Ñ)	561	3
ITT Educational Services, Inc. (Æ)(Ñ)	2,852	271
Jackson Hewitt Tax Service, Inc.	4,050	64
Jarden Corp. (Æ)(Ñ)	10,400	120
Jo-Ann Stores, Inc. (Æ)(Ñ)	2,200	34
Journal Communications, Inc. Class A (Ñ)	8,000	20
K12, Inc. (Æ)(Ñ)	1,125	21
Kelly Services, Inc. Class A (Ñ)	4,400	57
Kenneth Cole Productions, Inc. Class A (Ñ)	13,727	97
La-Z-Boy, Inc. (Ñ)	5,600	12
Lakeland Industries, Inc. (Æ)	16,885	137
Leggett & Platt, Inc. (Ñ)	3,482	53
LIN TV Corp. Class A (Æ)(Ñ)	3,900	4
LKQ Corp. (Æ)(Ñ)	10,999	128
LS Starrett Co.	4,234	68
Maidenform Brands, Inc. (Æ)	1,700	17
Manpower, Inc. (Ñ)	2,516	86
MAXIMUS, Inc.	556	20
McClatchy Co. Class A (Ñ)	6,600	5
Media General, Inc. Class A (Ñ)	2,681	5
Men’s Wearhouse, Inc. (The) (Ñ)	11,300	153
Meredith Corp. (Ñ)	2,790	48
MPS Group, Inc. (Æ)(Ñ)	2,800	21
Navigant Consulting, Inc. (Æ)(Ñ)	2,503	40
Netease.com - ADR (Æ)(Ñ)	9,800	217
New York & Co., Inc. (Æ)(Ñ)	4,000	9
Nu Skin Enterprises, Inc. Class A (Ñ)	4,300	45
O’Charleys, Inc. (Ñ)	13,446	27
O’Reilly Automotive, Inc. (Æ)(Ñ)	8,903	274
Office Depot, Inc. (Æ)	43,500	130
OfficeMax, Inc.	9,900	76
On Assignment, Inc. (Æ)	15,800	90
Oxford Industries, Inc.	2,300	20

	Principal Amount ($) or Shares	Market Value $
Panera Bread Co. Class A (Æ)(Ñ)	1,056	55
Pantry, Inc. (The) (Æ)(Ñ)	4,400	94
Parlux Fragrances, Inc. (Æ)	35,017	102
PC Connection, Inc. (Æ)	2,000	10
Perry Ellis International, Inc. (Æ)(Ñ)	2,200	14
PetMed Express, Inc. (Æ)(Ñ)	7,000	123
PF Chang’s China Bistro, Inc. (Æ)(Ñ)	1,647	35
Phillips-Van Heusen Corp.	1,435	29
Pool Corp. (Ñ)	5,150	93
Pre-Paid Legal Services, Inc. (Æ)(Ñ)	285	11
Prestige Brands Holdings, Inc. (Æ)	20,939	221
PRG-Schultz International, Inc. (Æ)	4,989	20
Quiksilver, Inc. (Æ)	14,500	27
RadioShack Corp. (Ñ)	5,710	68
RC2 Corp. (Æ)(Ñ)	3,806	41
Red Lion Hotels Corp. (Æ)	24,355	58
Rent-A-Center, Inc. Class A (Æ)	7,200	127
Republic Services, Inc. Class A	22,048	547
Revlon, Inc. Class A (Æ)	1,110	7
Ross Stores, Inc. (Ñ)	8,522	253
RR Donnelley & Sons Co.	1,899	26
Ruby Tuesday, Inc. (Æ)(Ñ)	8,300	13
Rush Enterprises, Inc. Class A (Æ)(Ñ)	3,091	27
Rush Enterprises, Inc. Class B (Æ)	122	1
Scholastic Corp. (Ñ)	4,286	58
School Specialty, Inc. (Æ)(Ñ)	643	12
Shanda Interactive Entertainment, Ltd. - ADR (Æ)(Ñ)	5,000	162
Shoe Carnival, Inc. (Æ)	1,400	13
Sinclair Broadcast Group, Inc. Class A (Ñ)	9,200	29
Skechers U.S.A., Inc. Class A (Æ)	4,400	56
Sohu.com, Inc. (Æ)(Ñ)	1,697	80
Sonic Automotive, Inc. Class A (Ñ)	7,400	29
Spherion Corp. (Æ)	2,900	6
Stage Stores, Inc.	4,000	33
Stanley Works (The)	2,726	93
Starbucks Corp. (Æ)(Ñ)	11,220	106
Stewart Enterprises, Inc. Class A (Ñ)	65,000	196
Strayer Education, Inc. (Ñ)	2,124	455
Take-Two Interactive Software, Inc. (Æ)(Ñ)	11,800	89
Talbots, Inc. (Ñ)	1,000	2
Tech Data Corp. (Æ)	7,858	140
Tempur-Pedic International, Inc.	5,300	38
thinkorswim Group, Inc. (Æ)(Ñ)	12,800	72
Ticketmaster Entertainment, Inc. (Æ)(Ñ)	184	1
Timberland Co. Class A (Æ)(Ñ)	1,601	19
Toro Co. (Ñ)	613	20
Tractor Supply Co. (Æ)(Ñ)	2,405	87
Tuesday Morning Corp. (Æ)(Ñ)	7,200	12
Tween Brands, Inc. (Æ)(Ñ)	2,500	11
United Online, Inc. (Ñ)	57,381	348
United Stationers, Inc. (Æ)	4,384	147
Universal Electronics, Inc. (Æ)	338	5
Universal Technical Institute, Inc. (Æ)	8,400	144
Urban Outfitters, Inc. (Æ)(Ñ)	7,000	105
Valassis Communications, Inc. (Æ)(Ñ)	6,200	8
Waste Connections, Inc. (Æ)(Ñ)	18,907	597

Aggressive Equity Fund	25

Russell Investment Funds

Aggressive Equity Fund

Schedule of Investments, continued — December 31, 2008

Amounts in thousands (except share amounts)

	Principal Amount ($) or Shares	Market Value $

Watson Wyatt Worldwide, Inc. Class A	1,842	88
WESCO International, Inc. (Æ)	4,431	85
Wet Seal, Inc. (The) Class A (Æ)(Ñ)	45,100	134
Williams-Sonoma, Inc. (Ñ)	24,700	194
WMS Industries, Inc. (Æ)(Ñ)	7,915	213
Wolverine World Wide, Inc.	8,400	177
Wyndham Worldwide Corp. (Ñ)	15,600	102

		18,537

Consumer Staples - 2.7%
Casey’s General Stores, Inc.	2,387	54
Chiquita Brands International, Inc. (Æ)(Ñ)	12,946	191
Church & Dwight Co., Inc. (Ñ)	15,234	855
Constellation Brands, Inc. Class A (Æ)	4,877	77
Dean Foods Co. (Æ)(Ñ)	1,462	26
Del Monte Foods Co.	71,321	509
Diamond Foods, Inc. (Ñ)	3,268	66
Fresh Del Monte Produce, Inc. (Æ)	11,100	249
Green Mountain Coffee Roasters, Inc. (Æ)(Ñ)	6,750	261
Imperial Sugar Co.	900	13
Lance, Inc. (Ñ)	1,100	25
Molson Coors Brewing Co. Class B	3,206	157
Monterey Gourmet Foods, Inc. (Æ)(Å)	125,695	133
Nash Finch Co. (Ñ)	1,100	49
NBTY, Inc. (Æ)(Ñ)	4,704	74
Omega Protein Corp. (Æ)	2,600	11
Ralcorp Holdings, Inc. (Æ)	2,280	133
Schweitzer-Mauduit International, Inc.	2,700	54
Spartan Stores, Inc. (Ñ)	1,700	40
SUPERVALU, Inc.	2,100	31
Tootsie Roll Industries, Inc. (Ñ)	4,434	114
TreeHouse Foods, Inc. (Æ)(Ñ)	5,080	138
Weis Markets, Inc.	1,986	67

		3,327

Financial Services - 18.0%
Advance America Cash Advance Centers, Inc. (Ñ)	7,833	15
Affiliated Managers Group, Inc. (Æ)(Ñ)	7,197	302
Alexandria Real Estate Equities, Inc. (ö)(Ñ)	1,235	75
Alliance Data Systems Corp. (Æ)(Ñ)	9,360	436
Allied Capital Corp. (Ñ)	33,097	89
Allied World Assurance Co. Holdings, Ltd.	5,400	219
American Capital Agency Corp. (ö)(Ñ)	4,650	99
American Equity Investment Life Holding Co. (Ñ)	20,500	143
American Financial Group, Inc.	6,223	142
Amerisafe, Inc. (Æ)	3,776	78
Amtrust Financial Services, Inc. (Ñ)	7,185	83
Anchor Bancorp Wisconsin, Inc. (Ñ)	2,500	7
Annaly Capital Management, Inc. (ö)(Ñ)	11,200	178
Anthracite Capital, Inc. (ö)(Ñ)	9,700	22
Anworth Mortgage Asset Corp. (ö)(Ñ)	51,700	332
Apartment Investment & Management Co. Class A (ö)(Ñ)	455	5
Arbor Realty Trust, Inc. (ö)(Ñ)	4,700	14

	Principal Amount ($) or Shares	Market Value $
Arch Capital Group, Ltd. (Æ)(Ñ)	6,400	449
Ares Capital Corp.	23,605	149
Arthur J Gallagher & Co. (Ñ)	8,500	220
Ashford Hospitality Trust, Inc. (ö)(Ñ)	9,100	10
Asset Acceptance Capital Corp. (Æ)(Ñ)	2,400	12
Astoria Financial Corp. (Ñ)	9,659	159
Bancfirst Corp. (Ñ)	1,000	53
Banco Latinoamericano de Exportaciones SA Class E	4,800	69
Bancorp, Inc. (Æ)(Ñ)	400	1
Bancorpsouth, Inc. (Ñ)	9,079	212
Bank of Hawaii Corp. (Ñ)	5,866	265
Bank of the Ozarks, Inc. (Ñ)	2,201	65
Berkshire Hills Bancorp, Inc.	3,300	102
BioMed Realty Trust, Inc. (ö)(Ñ)	8	—
BOK Financial Corp. (Ñ)	1,271	51
Brandywine Realty Trust (ö)(Ñ)	15,500	120
Calamos Asset Management, Inc. Class A (Ñ)	4,300	32
Capital City Bank Group, Inc. (Ñ)	600	16
Capitol Bancorp, Ltd. (Ñ)	2,600	20
Capitol Federal Financial (Ñ)	1,788	82
CapLease, Inc. (ö)(Ñ)	4,100	7
Capstead Mortgage Corp. (ö)	18,817	203
Cash America International, Inc.	3,229	88
Cathay General Bancorp (Ñ)	8,300	197
Cedar Shopping Centers, Inc. (ö)	2,000	14
Center Financial Corp. (Ñ)	11,175	69
Central Pacific Financial Corp. (Ñ)	6,500	65
Cigna Corp.	12,100	204
Citizens Republic Bancorp, Inc. (Ñ)	14,900	44
City Holding Co. (Ñ)	3,148	109
CNA Surety Corp. (Æ)	4,038	78
Colonial Properties Trust (ö)(Ñ)	8,200	68
Columbia Banking System, Inc. (Ñ)	2,400	29
Commerce Bancshares, Inc. (Ñ)	7,203	317
Community Bank System, Inc. (Ñ)	9,773	238
Community Trust Bancorp, Inc. (Ñ)	1,000	37
Conseco, Inc. (Æ)(Ñ)	18,600	96
Cullen/Frost Bankers, Inc. (Ñ)	2,229	113
Cybersource Corp. (Æ)(Ñ)	11,250	135
Delphi Financial Group, Inc. Class A	14,829	273
Deluxe Corp. (Ñ)	19,497	292
Digital Realty Trust, Inc. (ö)(Ñ)	1,102	36
Dime Community Bancshares (Ñ)	5,453	73
Discover Financial Services	7,788	74
DuPont Fabros Technology, Inc. (ö)	12,139	25
East West Bancorp, Inc. (Ñ)	560	9
Eaton Vance Corp. (Ñ)	1,070	22
Electro Rent Corp. (Ñ)	25,627	286
EMC Insurance Group, Inc. (Ñ)	900	23
Employers Holdings, Inc.	3,300	54
Encore Capital Group, Inc. (Æ)	1,700	12
Endurance Specialty Holdings, Ltd. (Ñ)	7,600	232
Equity Lifestyle Properties, Inc. (ö)(Ñ)	1,047	40
Evercore Partners, Inc. Class A (Ñ)	12,700	159
FBL Financial Group, Inc. Class A (Ñ)	1,800	28

26	Aggressive Equity Fund

Russell Investment Funds

Aggressive Equity Fund

Schedule of Investments, continued — December 31, 2008

Amounts in thousands (except share amounts)

	Principal Amount ($) or Shares	Market Value $

Federal Realty Investment Trust (ö)(Ñ)	724	45
Federated Investors, Inc. Class B (Ñ)	4,230	72
FelCor Lodging Trust, Inc. (ö)(Ñ)	11,200	21
Fidelity National Information Services, Inc.	3,126	51
First American Corp.	9,300	269
First Bancorp (Ñ)	10,200	114
First Cash Financial Services, Inc. (Æ)(Ñ)	4,475	85
First Community Bancshares, Inc. (Ñ)	400	14
First Financial Bancorp (Ñ)	3,100	38
First Financial Bankshares, Inc. (Ñ)	407	22
First Horizon National Corp. (Ñ)	21,895	231
First Industrial Realty Trust, Inc. (ö)(Ñ)	5,500	42
First Marblehead Corp. (The) (Æ)(Ñ)	9,800	13
First Midwest Bancorp, Inc. (Ñ)	7,800	156
First Niagara Financial Group, Inc. (Ñ)	6,300	102
FirstFed Financial Corp. (Æ)(Ñ)	3,200	6
Flushing Financial Corp.	8,200	98
Franklin Street Properties Corp. (ö)(Ñ)	17,308	255
General Growth Properties, Inc. (ö)(Ñ)	21,500	28
Genworth Financial, Inc. Class A	15,400	44
Getty Realty Corp. (ö)(Ñ)	1,818	38
Glimcher Realty Trust (ö)(Ñ)	5,800	16
Green Bankshares, Inc. (Ñ)	2,019	27
H&E Equipment Services, Inc. (Æ)(Ñ)	3,200	25
H&R Block, Inc.	2,779	63
Hallmark Financial Services (Æ)	835	7
Hanmi Financial Corp. (Ñ)	3,300	7
Hanover Insurance Group, Inc. (The)	2,100	90
Hatteras Financial Corp. (ö)	7,700	205
HCC Insurance Holdings, Inc.	1,350	36
Health Care REIT, Inc. (ö)(Ñ)	3,555	150
Heartland Payment Systems, Inc. (Ñ)	259	5
Hercules Technology Growth Capital, Inc. (Ñ)	21,900	173
Hersha Hospitality Trust (ö)	4,400	13
Horace Mann Educators Corp. (Ñ)	16,300	150
Hospitality Properties Trust (ö)(Ñ)	15,000	223
HRPT Properties Trust (ö)(Ñ)	5,667	19
Huntington Bancshares, Inc. (Ñ)	29,800	228
Huron Consulting Group, Inc. (Æ)(Ñ)	2,790	160
Hypercom Corp. (Æ)	91,030	98
IBERIABANK Corp. (Ñ)	1,000	48
Independent Bank Corp. (Ñ)	2,300	5
Independent Bank Corp.	200	5
Inland Real Estate Corp. (ö)(Ñ)	3,500	45
Interactive Data Corp.	985	24
Intersections, Inc. (Æ)	27,069	141
Investors Bancorp, Inc. (Æ)	4,500	60
IPC Holdings, Ltd.	8,900	266
Janus Capital Group, Inc. (Ñ)	4,069	33
JER Investment Trust, Inc. (Æ)(Þ)	9,200	9
Knight Capital Group, Inc. Class A (Æ)(Ñ)	22,902	370
LaBranche & Co., Inc. (Æ)(Ñ)	16,300	78
Lexington Realty Trust (ö)(Ñ)	7,200	36
Life Partners Holdings, Inc. (Ñ)	6,525	285
LTC Properties, Inc. (ö)	3,429	70
MainSource Financial Group, Inc. (Ñ)	5,600	87

	Principal Amount ($) or Shares	Market Value $
MarketAxess Holdings, Inc. (Æ)(Ñ)	25,209	206
Marshall & Ilsley Corp. (Ñ)	7,900	108
Meadowbrook Insurance Group, Inc.	5,485	35
MF Global, Ltd. (Æ)(Ñ)	5,400	11
Midwest Banc Holdings, Inc. (Ñ)	3,844	5
MVC Capital, Inc. (Ñ)	1,000	11
National Financial Partners Corp. (Ñ)	4,600	14
National Health Investors, Inc. (ö)(Ñ)	106	3
National Interstate Corp. (Ñ)	326	6
National Penn Bancshares, Inc. (Ñ)	14,963	217
National Retail Properties, Inc. (ö)(Ñ)	14,485	249
Nationwide Health Properties, Inc. (ö)(Ñ)	3,178	91
Navigators Group, Inc. (Æ)(Ñ)	1,745	96
NBT Bancorp, Inc. (Ñ)	2,074	58
New York Community Bancorp, Inc. (Ñ)	5,029	60
NewAlliance Bancshares, Inc. (Ñ)	110	1
NGP Capital Resources Co.	2,100	18
NorthStar Realty Finance Corp. (ö)(Ñ)	3,899	15
Odyssey Re Holdings Corp.	1,060	55
Old National Bancorp (Ñ)	11,658	212
Old Second Bancorp, Inc. (Ñ)	800	9
Omega Healthcare Investors, Inc. (ö)(Ñ)	5,553	89
OneBeacon Insurance Group, Ltd. Class A (Ñ)	2,300	24
optionsXpress Holdings, Inc. (Ñ)	5,312	71
Oriental Financial Group, Inc. (Ñ)	24,796	150
Pacific Capital Bancorp NA (Ñ)	4,800	81
PacWest Bancorp (Ñ)	4,300	116
Parkway Properties, Inc. (ö)(Ñ)	3,400	61
PartnerRe, Ltd. - ADR (Ñ)	3,500	249
PennantPark Investment Corp. (Ñ)	40,320	146
Pennsylvania Real Estate Investment Trust (ö)(Ñ)	3,700	28
Penson Worldwide, Inc. (Æ)	2,633	20
People’s United Financial, Inc. (Ñ)	2,275	41
Phoenix Cos., Inc. (The)	3,200	10
Piper Jaffray Cos. (Æ)(Ñ)	10,066	400
Platinum Underwriters Holdings, Ltd.	7,900	285
PMA Capital Corp. Class A (Æ)(Ñ)	1,700	12
PMI Group, Inc. (The) (Ñ)	15,700	31
Potlatch Corp. (ö)(Ñ)	10,200	265
Prosperity Bancshares, Inc. (Ñ)	269	8
Protective Life Corp.	18,500	265
Provident Financial Services, Inc. (Ñ)	15,783	241
PS Business Parks, Inc. (ö)(Ñ)	609	27
Pzena Investment Management, Inc. (Ñ)	8,300	35
Raymond James Financial, Inc. (Ñ)	4,841	83
Rayonier, Inc. (ö)(Ñ)	1,271	40
Reinsurance Group of America, Inc.	2,700	116
RenaissanceRe Holdings, Ltd.	500	26
S1 Corp. (Æ)	8,700	69
Sandy Spring Bancorp, Inc. (Ñ)	1,700	37
Santander BanCorp (Ñ)	1,900	24
SCBT Financial Corp.	500	17
SeaBright Insurance Holdings, Inc. (Æ)	1,700	20
Senior Housing Properties Trust (ö)(Ñ)	5,000	90
South Financial Group, Inc. (The) (Ñ)	8,900	38

Aggressive Equity Fund	27

Russell Investment Funds

Aggressive Equity Fund

Schedule of Investments, continued — December 31, 2008

Amounts in thousands (except share amounts)

	Principal Amount ($) or Shares	Market Value $

Southside Bancshares, Inc. (Ñ)	1,200	28
Southwest Bancorp, Inc.	2,276	29
StanCorp Financial Group, Inc. (Ñ)	7,388	309
Sterling Bancorp (Ñ)	6,200	87
Stewart Information Services Corp. (Ñ)	3,000	70
Stifel Financial Corp. (Æ)(Ñ)	3,872	178
Strategic Hotels & Resorts, Inc. (ö)(Ñ)	10,900	18
Sun Bancorp, Inc. (Æ)(Ñ)	1,575	12
Sunstone Hotel Investors, Inc. (ö)(Ñ)	10,500	65
SVB Financial Group (Æ)(Ñ)	6,047	159
SY Bancorp, Inc. (Ñ)	900	25
Synovus Financial Corp. (Ñ)	20,100	167
Tanger Factory Outlet Centers (ö)(Ñ)	752	28
Texas Capital Bancshares, Inc. (Æ)(Ñ)	11,910	159
Tompkins Financial Corp. (Ñ)	600	35
Tower Group, Inc. (Ñ)	5,400	152
Transatlantic Holdings, Inc. (Ñ)	1,866	75
Trico Bancshares (Ñ)	3,300	82
United America Indemnity, Ltd. Class A (Æ)	2,000	26
United Financial Bancorp, Inc. (Ñ)	7,000	106
United Rentals, Inc. (Æ)(Ñ)	8,977	82
United Western Bancorp, Inc.	5,400	51
Universal American Corp. (Æ)(Ñ)	8,007	71
Unum Group	14,343	267
Validus Holdings, Ltd.	12,745	333
Ventas, Inc. (ö)(Ñ)	3,416	115
ViewPoint Financial Group	8,400	135
Waddell & Reed Financial, Inc. Class A	18,658	288
Washington Federal, Inc. (Ñ)	6,384	96
Washington Real Estate Investment Trust (ö)(Ñ)	3,600	102
Webster Financial Corp. (Ñ)	16,300	225
WesBanco, Inc. (Ñ)	2,200	60
Westamerica Bancorporation (Ñ)	1,000	51
Westfield Financial, Inc. (Ñ)	108	1
Wilmington Trust Corp. (Ñ)	11,117	247
Wilshire Bancorp, Inc. (Ñ)	13,000	118
Wintrust Financial Corp. (Ñ)	1,000	21
World Acceptance Corp. (Æ)(Ñ)	568	11
WR Berkley Corp.	2,477	77
Zenith National Insurance Corp. (Ñ)	5,450	172

		22,104

Health Care - 16.1%
Affymetrix, Inc. (Æ)(Ñ)	98,931	296
Albany Molecular Research, Inc. (Æ)	8,200	80
Alliance Imaging, Inc. (Æ)(Ñ)	10,500	84
Amedisys, Inc. (Æ)(Ñ)	4,373	181
American Medical Systems Holdings, Inc. (Æ)(Ñ)	6,714	60
AMERIGROUP Corp. Class A (Æ)	7,500	221
AmerisourceBergen Corp. Class A (Ñ)	887	32
Analogic Corp. (Ñ)	5,599	153
Angiodynamics, Inc. (Æ)(Ñ)	1,580	22
Assisted Living Concepts, Inc. (Æ)(Ñ)	4,897	20
athenahealth, Inc. (Æ)(Ñ)	5,450	205

	Principal Amount ($) or Shares	Market Value $
Bio-Rad Laboratories, Inc. Class A (Æ)	2,540	191
BioScrip, Inc. (Æ)	98,509	219
Candela Corp. (Æ)	163,824	87
Capital Senior Living Corp. (Æ)(Ñ)	4,655	14
Cardiac Science Corp. (Æ)	5,218	39
Catalyst Health Solutions, Inc. (Æ)	7,876	192
Centene Corp. (Æ)	14,845	293
Cephalon, Inc. (Æ)(Ñ)	7,860	606
Charles River Laboratories International, Inc. (Æ)(Ñ)	4,060	106
Computer Programs & Systems, Inc. (Ñ)	2,846	76
Corvel Corp. (Æ)(Ñ)	1,027	23
Coventry Health Care, Inc. (Æ)	1,900	28
Cubist Pharmaceuticals, Inc. (Æ)(Ñ)	10,555	255
CV Therapeutics, Inc. (Æ)(Ñ)	1,722	16
Datascope Corp.	350	18
DaVita, Inc. (Æ)	7,858	390
Depomed, Inc. (Æ)(Ñ)	2,767	5
Edwards Lifesciences Corp. (Æ)(Ñ)	3,239	178
Emergency Medical Services Corp. Class A (Æ)	2,300	84
Endo Pharmaceuticals Holdings, Inc. (Æ)(Ñ)	11,150	289
eResearchTechnology, Inc. (Æ)(Ñ)	30,482	202
Gen-Probe, Inc. (Æ)	5,827	250
Genomic Health, Inc. (Æ)(Ñ)	2,200	43
Genoptix, Inc. (Æ)	2,740	93
Gentiva Health Services, Inc. (Æ)(Ñ)	7,537	221
Haemonetics Corp. (Æ)(Ñ)	4,360	246
Hanger Orthopedic Group, Inc. (Æ)(Ñ)	1,400	20
Harvard Bioscience, Inc. (Æ)(Ñ)	49,156	130
Health Net, Inc. (Æ)(Ñ)	1,700	19
Healthsouth Corp. (Æ)(Ñ)	2,623	29
Healthspring, Inc. (Æ)(Ñ)	18,688	373
Henry Schein, Inc. (Æ)(Ñ)	365	13
Hill-Rom Holdings, Inc. (Ñ)	6,214	102
HMS Holdings Corp. (Æ)(Ñ)	23,184	731
Hologic, Inc. (Æ)(Ñ)	20,193	264
Icon PLC - ADR (Æ)	7,577	149
Idexx Laboratories, Inc. (Æ)(Ñ)	3,517	127
Illumina, Inc. (Æ)(Ñ)	22,814	594
Immucor, Inc. (Æ)	22,951	610
Immunomedics, Inc. (Æ)	647	1
Intuitive Surgical, Inc. (Æ)(Ñ)	655	83
Isis Pharmaceuticals, Inc. (Æ)(Ñ)	6,535	93
Kendle International, Inc. (Æ)(Ñ)	2,964	76
Kensey Nash Corp. (Æ)(Ñ)	3,731	72
Kindred Healthcare, Inc. (Æ)	8,033	105
Kinetic Concepts, Inc. (Æ)(Ñ)	1,017	20
King Pharmaceuticals, Inc. (Æ)(Ñ)	67,264	714
Laboratory Corp. of America Holdings (Æ)	3,312	213
LHC Group, Inc. (Æ)(Ñ)	8,215	296
Life Technologies Corp. (Æ)(Ñ)	8,227	192
LifePoint Hospitals, Inc. (Æ)(Ñ)	1,871	43
Lincare Holdings, Inc. (Æ)(Ñ)	12,915	348
Luminex Corp. (Æ)(Ñ)	11,600	248
Magellan Health Services, Inc. (Æ)	7,466	292

28	Aggressive Equity Fund

Russell Investment Funds

Aggressive Equity Fund

Schedule of Investments, continued — December 31, 2008

Amounts in thousands (except share amounts)

	Principal Amount ($) or Shares	Market Value $

Martek Biosciences Corp. (Æ)(Ñ)	1,400	42
Masimo Corp. (Æ)(Ñ)	17,090	510
Medical Action Industries, Inc. (Æ)	566	6
Medicis Pharmaceutical Corp. Class A (Ñ)	4,994	69
Mednax, Inc. (Æ)	5,337	169
Mentor Corp. (Ñ)	9,200	285
Merit Medical Systems, Inc. (Æ)	19,077	342
Molina Healthcare, Inc. (Æ)(Ñ)	6,325	111
Myriad Genetics, Inc. (Æ)	4,200	278
Nabi Biopharmaceuticals (Æ)(Ñ)	15,600	52
Natus Medical, Inc. (Æ)(Ñ)	17,020	220
NPS Pharmaceuticals, Inc. (Æ)(Ñ)	12,211	76
NuVasive, Inc. (Æ)(Ñ)	6,604	229
Odyssey HealthCare, Inc. (Æ)	3,000	28
Omnicare, Inc. (Ñ)	11,928	331
OSI Pharmaceuticals, Inc. (Æ)(Ñ)	2,623	102
Par Pharmaceutical Cos., Inc. (Æ)(Ñ)	6,400	86
Parexel International Corp. (Æ)	4,674	45
Patterson Cos., Inc. (Æ)	5,209	98
PDL BioPharma, Inc. (Ñ)	7,861	49
Perrigo Co. (Ñ)	15,852	512
Pharmaceutical Product Development, Inc. (Ñ)	3,538	103
PharMerica Corp. (Æ)(Ñ)	5,500	86
Phase Forward, Inc. (Æ)(Ñ)	9,800	123
Psychiatric Solutions, Inc. (Æ)(Ñ)	23,285	649
Quality Systems, Inc. (Ñ)	7,200	314
RehabCare Group, Inc. (Æ)	4,300	65
Res-Care, Inc. (Æ)(Ñ)	3,483	52
Resmed, Inc. (Æ)	6,569	246
Retractable Technologies, Inc. (Æ)(Å)	72,750	62
Sirona Dental Systems, Inc. (Æ)(Ñ)	3,801	40
Somanetics Corp. (Æ)	300	5
SonoSite, Inc. (Æ)(Ñ)	1,591	30
Stericycle, Inc. (Æ)(Ñ)	15,607	813
STERIS Corp.	9,627	230
SurModics, Inc. (Æ)(Ñ)	92	2
Techne Corp.	8,046	519
Thoratec Corp. (Æ)(Ñ)	6,875	223
Triple-S Management Corp. (Æ)(Ñ)	900	10
United Therapeutics Corp. (Æ)(Ñ)	1,418	89
Universal Health Services, Inc. Class B	1,900	71
VCA Antech, Inc. (Æ)(Ñ)	9,099	181
Viropharma, Inc. (Æ)(Ñ)	20,436	266
Watson Pharmaceuticals, Inc. Class B (Æ)(Ñ)	21,311	566

		19,860

Integrated Oils - 0.1%
Vaalco Energy, Inc. (Æ)	23,900	178

Materials and Processing - 7.7%
Aceto Corp.	11,311	113
Acuity Brands, Inc. (Ñ)	1,759	61
Aecom Technology Corp. (Æ)	4,100	126
Airgas, Inc.	7,907	308
Andersons, Inc. (The) (Ñ)	2,700	45

	Principal Amount ($) or Shares	Market Value $
Armstrong World Industries, Inc. (Ñ)	2,167	47
Ashland, Inc.	8,107	85
Beacon Roofing Supply, Inc. (Æ)(Ñ)	795	11
Brady Corp. Class A (Ñ)	1,746	42
Buckeye Technologies, Inc. (Æ)(Ñ)	8,200	30
Cabot Corp. (Ñ)	13,600	208
Carpenter Technology Corp. (Ñ)	2,862	59
Celanese Corp. Class A (Ñ)	3,237	40
Century Aluminum Co. (Æ)(Ñ)	9,401	94
Ceradyne, Inc. (Æ)(Ñ)	5,470	111
CF Industries Holdings, Inc.	269	13
Chemtura Corp. (Ñ)	7,027	10
Clean Harbors, Inc. (Æ)(Ñ)	800	51
Clearwater Paper Corp. (Æ)(Ñ)	585	5
Comfort Systems USA, Inc. (Ñ)	9,800	105
Commercial Metals Co. (Ñ)	14,200	169
Compass Minerals International, Inc.	2,800	164
Cytec Industries, Inc.	10,700	227
Domtar Corp. (Æ)(Ñ)	52,691	88
Dycom Industries, Inc. (Æ)	11,394	94
Eagle Materials, Inc. (Ñ)	11,700	215
Ecolab, Inc.	6,806	239
EMCOR Group, Inc. (Æ)	15,152	340
Encore Wire Corp. (Ñ)	4,600	87
Energizer Holdings, Inc. (Æ)(Ñ)	3,951	214
Energy Conversion Devices, Inc. (Æ)(Ñ)	2,700	68
EnerSys (Æ)	2,480	27
Exide Technologies (Æ)(Ñ)	24,200	128
Facet Biotech Corp. (Æ)(Ñ)	1,572	15
FMC Corp. (Ñ)	8,635	386
Glatfelter (Ñ)	21,100	196
Haynes International, Inc. (Æ)(Ñ)	4,040	100
HB Fuller Co. (Ñ)	8,800	142
Hecla Mining Co. (Æ)(Ñ)	18,600	52
IAMGOLD Corp.	51,257	313
Innophos Holdings, Inc. (Ñ)	6,716	133
Innospec, Inc. (Ñ)	4,791	28
Insituform Technologies, Inc. Class A (Æ)(Ñ)	19,951	393
Insteel Industries, Inc.	2,465	28
Jacobs Engineering Group, Inc. (Æ)(Ñ)	5,690	274
KapStone Paper and Packaging Corp. (Æ)	1,000	2
Koppers Holdings, Inc.	2,360	51
Layne Christensen Co. (Æ)	6,456	155
Lennox International, Inc. (Ñ)	3,457	112
Lydall, Inc. (Æ)(Ñ)	4,521	26
McDermott International, Inc. (Æ)	6,006	59
MeadWestvaco Corp.	4,060	45
Mercer International, Inc. (Æ)(Ñ)	1,500	3
Myers Industries, Inc. (Ñ)	16,300	130
Neenah Paper, Inc. (Ñ)	10,800	96
Olympic Steel, Inc. (Ñ)	3,300	67
OM Group, Inc. (Æ)(Ñ)	14,705	310
Owens-Illinois, Inc. (Æ)	3,050	83
PAN American Silver Corp. (Æ)(Ñ)	12,746	218
Perini Corp. (Æ)(Ñ)	4,900	115
PolyOne Corp. (Æ)	3,100	10

Aggressive Equity Fund	29

Russell Investment Funds

Aggressive Equity Fund

Schedule of Investments, continued — December 31, 2008

Amounts in thousands (except share amounts)

	Principal Amount ($) or Shares	Market Value $

Quaker Chemical Corp.	1,000	16
Quanta Services, Inc. (Æ)(Ñ)	8,188	162
Reliance Steel & Aluminum Co.	11,519	230
Richmont Mines, Inc. (Æ)(Ñ)	3,994	7
Rockwood Holdings, Inc. (Æ)(Ñ)	3,541	38
Schulman A, Inc.	4,222	72
Shaw Group, Inc. (The) (Æ)(Ñ)	2,875	59
Silgan Holdings, Inc.	4,100	196
Sims Metal Management, Ltd. - ADR (Ñ)	9,034	112
Smurfit-Stone Container Corp. (Æ)	36,900	9
Sonoco Products Co.	2,525	59
Spartech Corp.	2,400	15
Standard Register Co. (The) (Ñ)	2,100	19
Symyx Technologies (Æ)(Ñ)	44,248	263
Terra Industries, Inc.	4,973	83
Texas Industries, Inc. (Ñ)	800	28
Titanium Metals Corp. (Ñ)	13,513	119
Tredegar Corp.	1,393	25
Universal Forest Products, Inc. (Ñ)	3,100	83
URS Corp. (Æ)	15,275	623
US Concrete, Inc. (Æ)(Ñ)	4,200	14
Valspar Corp. (Ñ)	917	17
Xerium Technologies, Inc. (Æ)	2,112	1

		9,416

Miscellaneous - 1.3%
Carlisle Cos., Inc. (Ñ)	5,800	120
Castlepoint Holdings, Ltd. (Þ)	30,900	419
GenTek, Inc. (Æ)(Ñ)	133	2
Kaman Corp. Class A (Ñ)	10,600	192
Lancaster Colony Corp.	5,114	176
Teleflex, Inc.	9,726	487
Trinity Industries, Inc. (Ñ)	10,100	159
Walter Industries, Inc. Class A (Ñ)	167	3

		1,558

Other Energy - 3.8%
Allis-Chalmers Energy, Inc. (Æ)(Ñ)	3,070	17
Alpha Natural Resources, Inc. (Æ)	6,700	108
Arena Resources, Inc. (Æ)(Ñ)	3,830	108
Atwood Oceanics, Inc. (Æ)(Ñ)	2,105	32
Brigham Exploration Co. (Æ)(Ñ)	26,724	86
Bronco Drilling Co., Inc. (Æ)(Ñ)	3,178	21
Callon Petroleum Co. (Æ)(Ñ)	224	1
Cameron International Corp. (Æ)	7,650	157
CARBO Ceramics, Inc. (Ñ)	9,540	339
Cimarex Energy Co. (Ñ)	13,519	362
Clayton Williams Energy, Inc. (Æ)	579	26
Complete Production Services, Inc. (Æ)(Ñ)	7,427	61
Comstock Resources, Inc. (Æ)	1,088	51
Concho Resources, Inc. (Æ)(Ñ)	8,635	197
Contango Oil & Gas Co. (Æ)(Ñ)	400	23
Continental Resources, Inc. (Æ)(Ñ)	10,419	216
Core Laboratories NV	2,072	124
Dawson Geophysical Co. (Æ)(Ñ)	6,568	117
Dynegy, Inc. Class A (Æ)(Ñ)	4,300	9
Encore Acquisition Co. (Æ)	2,092	53

	Principal Amount ($) or Shares	Market Value $
Energy Partners, Ltd. (Æ)(Ñ)	7,267	10
Energy XXI Bermuda, Ltd.	14,500	11
EXCO Resources, Inc. (Æ)(Ñ)	18,777	170
Exterran Holdings, Inc. (Æ)(Ñ)	4,588	98
FMC Technologies, Inc. (Æ)(Ñ)	2,174	52
Foundation Coal Holdings, Inc.	2,141	30
Frontier Oil Corp. (Ñ)	24,000	303
Geokinetics, Inc. (Æ)	23,010	57
Gran Tierra Energy, Inc. (Æ)(Ñ)	9,001	25
Helmerich & Payne, Inc. (Ñ)	7,450	169
Hornbeck Offshore Services, Inc. (Æ)(Ñ)	8,641	141
Key Energy Services, Inc. (Æ)	3,458	15
Mariner Energy, Inc. (Æ)(Ñ)	8,649	88
Massey Energy Co. (Ñ)	1,185	16
Matrix Service Co. (Æ)(Ñ)	2,006	15
McMoRan Exploration Co. (Æ)(Ñ)	2,151	21
Meridian Resource Corp. (Æ)	4,900	3
Newpark Resources (Æ)	32,300	119
NV Energy, Inc.	6,137	61
Oceaneering International, Inc. (Æ)	4,026	117
Oil States International, Inc. (Æ)	1,800	34
Parker Drilling Co. (Æ)	13,800	40
Patterson-UTI Energy, Inc. (Ñ)	17,744	204
Penn Virginia Corp.	3,328	86
Penn Virginia GP Holdings, LP (Ñ)	272	3
Precision Drilling Trust (Ñ)	2,960	25
Reliant Energy, Inc. (Æ)	4,000	23
Rowan Cos., Inc. (Ñ)	5,693	91
Stone Energy Corp. (Æ)(Ñ)	5,167	57
Superior Energy Services, Inc. (Æ)	6,924	110
Swift Energy Co. (Æ)(Ñ)	3,900	66
Targa Resources Partners, LP (Ñ)	13,242	103
TXCO Resources, Inc. (Æ)(Ñ)	3,500	5
Union Drilling, Inc. (Æ)(Ñ)	1,300	7
Unit Corp. (Æ)(Ñ)	5,675	152
W&T Offshore, Inc. (Ñ)	3,032	43
Western Refining, Inc. (Ñ)	6,500	50

		4,728

Producer Durables - 5.7%
Actuant Corp. Class A (Ñ)	3,879	74
Aerovironment, Inc. (Æ)(Ñ)	8,100	298
AGCO Corp. (Æ)(Ñ)	14,365	339
Alliant Techsystems, Inc. (Æ)(Ñ)	198	17
AM Castle & Co. (Ñ)	1,308	14
Ametek, Inc.	2,800	85
AO Smith Corp. (Ñ)	4,400	130
Argon ST, Inc. (Æ)(Ñ)	2,600	49
ATMI, Inc. (Æ)(Ñ)	164	2
Baldor Electric Co. (Ñ)	13,000	232
Bucyrus International, Inc. Class A (Ñ)	2,671	49
Cascade Corp. (Ñ)	2,100	63
Centex Corp. (Ñ)	17,700	188
Chart Industries, Inc. (Æ)	3,295	35
Cognex Corp. (Ñ)	2,154	32
Cohu, Inc. (Ñ)	10,650	129
Columbus McKinnon Corp. (Æ)	800	11

30	Aggressive Equity Fund

Russell Investment Funds

Aggressive Equity Fund

Schedule of Investments, continued — December 31, 2008

Amounts in thousands (except share amounts)

	Principal Amount ($) or Shares	Market Value $

Covanta Holding Corp. (Æ)(Ñ)	770	17
Crane Co.	5,332	92
CTS Corp. (Ñ)	6,282	35
Cummins, Inc.	1,227	33
Donaldson Co., Inc. (Ñ)	4,100	138
Dover Corp. (Ñ)	2,237	74
DR Horton, Inc. (Ñ)	39,200	277
Ducommun, Inc.	1,900	32
Electro Scientific Industries, Inc. (Æ)(Ñ)	39,870	271
EnPro Industries, Inc. (Æ)	500	11
Esterline Technologies Corp. (Æ)	2,503	95
Federal Signal Corp. (Ñ)	10,400	85
Flowserve Corp.	3,286	169
Gardner Denver, Inc. (Æ)(Ñ)	5,661	132
GrafTech International, Ltd. (Æ)	14,767	123
Hardinge, Inc. (Ñ)	1,400	6
Herman Miller, Inc. (Ñ)	9,721	127
Hovnanian Enterprises, Inc. Class A (Æ)(Ñ)	11,900	20
Hubbell, Inc. Class B (Ñ)	2,846	93
Itron, Inc. (Æ)(Ñ)	4,854	309
Joy Global, Inc. (Ñ)	8,452	193
Kimball International, Inc. Class B (Ñ)	36,861	317
Ladish Co., Inc. (Æ)	5,000	69
Lam Research Corp. (Æ)(Ñ)	4,221	90
Lexmark International, Inc. Class A (Æ)(Ñ)	11,636	313
Lincoln Electric Holdings, Inc. (Ñ)	1,743	89
LTX-Credence Corp. (Æ)	7,232	2
MasTec, Inc. (Æ)(Ñ)	12,100	140
MDC Holdings, Inc.	1,971	60
Meritage Homes Corp. (Æ)	4,200	51
Mettler Toledo International, Inc. (Æ)(Ñ)	1,684	113
NVR, Inc. (Æ)(Ñ)	529	241
Orbital Sciences Corp. (Æ)	1,722	34
Park-Ohio Holdings Corp. (Æ)	1,100	7
Perceptron, Inc. (Æ)	40,269	136
Plantronics, Inc. (Ñ)	9,623	127
Powerwave Technologies, Inc. (Æ)(Ñ)	17,000	8
Pulte Homes, Inc. (Ñ)	15,247	167
Regal-Beloit Corp. (Ñ)	255	10
Ritchie Bros Auctioneers, Inc. (Ñ)	15,305	328
Robbins & Myers, Inc. (Ñ)	4,085	66
SBA Communications Corp. Class A (Æ)(Ñ)	12,126	198
Standex International Corp.	57	1
Steelcase, Inc. Class A (Ñ)	317	2
Symmetricom, Inc. (Æ)(Ñ)	783	3
Technitrol, Inc.	3,100	11
Tecumseh Products Co. Class A (Æ)(Ñ)	4,519	43
Terex Corp. (Æ)	1,700	29
Thermadyne Holdings Corp. (Æ)(Ñ)	3,575	25
Thomas & Betts Corp. (Æ)	1,725	41
Ultratech, Inc. (Æ)	2,739	33
Waters Corp. (Æ)	4,819	177

		7,010

Technology - 11.8%
3Com Corp. (Æ)(Ñ)	52,949	121
Acxiom Corp.	24,106	195

	Principal Amount ($) or Shares	Market Value $
Adaptec, Inc. (Æ)(Ñ)	91,165	301
ADC Telecommunications, Inc. (Æ)(Ñ)	19,000	104
Adtran, Inc. (Ñ)	5,900	88
Affiliated Computer Services, Inc. Class A (Æ)	6,800	312
American Reprographics Co. (Æ)	6,488	45
American Science & Engineering, Inc. (Ñ)	2,650	196
Amkor Technology, Inc. (Æ)(Ñ)	30,300	66
Amphenol Corp. Class A	12,295	295
Ansys, Inc. (Æ)(Ñ)	7,976	222
Applied Micro Circuits Corp. (Æ)(Ñ)	16,900	66
Arrow Electronics, Inc. (Æ)	10,750	203
Autodesk, Inc. (Æ)(Ñ)	1,804	35
Avnet, Inc. (Æ)	5,750	105
Avocent Corp. (Æ)(Ñ)	3,052	55
AVX Corp. (Ñ)	30,600	243
Benchmark Electronics, Inc. (Æ)	16,600	212
BMC Software, Inc. (Æ)(Ñ)	3,508	94
Bookham, Inc. (Æ)(Ñ)	5,800	3
Broadcom Corp. Class A (Æ)(Ñ)	8,303	141
Cadence Design Systems, Inc. (Æ)(Ñ)	6,911	25
Cavium Networks, Inc. (Æ)(Ñ)	3,800	40
Celestica, Inc. (Æ)(Ñ)	18,350	85
Ciber, Inc. (Æ)(Ñ)	23,200	112
Computer Sciences Corp. (Æ)	2,159	76
Compuware Corp. (Æ)(Ñ)	24,708	167
COMSYS IT Partners, Inc. (Æ)(Ñ)	1,500	3
Comtech Telecommunications Corp. (Æ)(Ñ)	4,200	192
Concur Technologies, Inc. (Æ)(Ñ)	7,800	256
Constant Contact, Inc. (Æ)(Ñ)	8,950	119
CSG Systems International, Inc. (Æ)(Ñ)	10,097	176
Cubic Corp. (Ñ)	4,300	117
Digital River, Inc. (Æ)	3,440	85
Emulex Corp. (Æ)	3,000	21
Equinix, Inc. (Æ)(Ñ)	6,280	334
Extreme Networks (Æ)(Ñ)	1,508	3
F5 Networks, Inc. (Æ)(Ñ)	3,776	86
Flextronics International, Ltd. (Æ)(Ñ)	72,775	186
Flir Systems, Inc. (Æ)(Ñ)	9,330	286
Hittite Microwave Corp. (Æ)(Ñ)	5,891	174
Hutchinson Technology, Inc. (Æ)(Ñ)	3,600	12
II-VI, Inc. (Æ)(Ñ)	78	1
Imation Corp. (Ñ)	2,366	32
Informatica Corp. (Æ)(Ñ)	13,950	192
Ingram Micro, Inc. Class A (Æ)	25,371	340
Integrated Device Technology, Inc. (Æ)(Ñ)	34,200	192
InterDigital, Inc. (Æ)(Ñ)	2,089	57
International Rectifier Corp. (Æ)	19,233	260
Intersil Corp. Class A	16,000	147
Interwoven, Inc. (Æ)	10,900	137
Intuit, Inc. (Æ)(Ñ)	7,375	175
Jabil Circuit, Inc.	43,300	292
JDA Software Group, Inc. (Æ)	3,700	49
JDS Uniphase Corp. (Æ)(Ñ)	31,979	117
LSI Corp. (Æ)(Ñ)	5,066	17
Mantech International Corp. Class A (Æ)	3,400	184
Mentor Graphics Corp. (Æ)(Ñ)	8,702	45

Aggressive Equity Fund	31

Russell Investment Funds

Aggressive Equity Fund

Schedule of Investments, continued — December 31, 2008

Amounts in thousands (except share amounts)

	Principal Amount ($) or Shares	Market Value $

Methode Electronics, Inc.	2,900	20
Micrel, Inc. (Ñ)	38,090	278
Micros Systems, Inc. (Æ)(Ñ)	12,614	206
Microsemi Corp. (Æ)	1,078	14
MicroStrategy, Inc. Class A (Æ)(Ñ)	1,621	60
Monolithic Power Systems, Inc. (Æ)(Ñ)	8,490	107
NAM TAI Electronics, Inc.	30,100	166
National Semiconductor Corp. (Ñ)	5,757	58
NCR Corp. (Æ)	10,787	152
Ness Technologies, Inc. (Æ)	2,700	12
NetApp, Inc. (Æ)	5,375	75
Netezza Corp. (Æ)	4,050	27
Netlogic Microsystems, Inc. (Æ)(Ñ)	8,117	179
Nice Systems, Ltd. - ADR (Æ)	21,404	481
Novatel Wireless, Inc. (Æ)	3,400	16
Novell, Inc. (Æ)	1,100	4
OSI Systems, Inc. (Æ)	13,248	183
PerkinElmer, Inc.	5,997	83
Perot Systems Corp. Class A (Æ)	1,080	15
QLogic Corp. (Æ)(Ñ)	9,100	122
Quantum Corp. (Æ)(Ñ)	17,500	6
Rackspace Hosting, Inc. (Æ)	10,956	59
SAIC, Inc. (Æ)	15,778	307
Sanmina-SCI Corp. (Æ)(Ñ)	119,573	56
Sapient Corp. (Æ)(Ñ)	1,968	9
Silicon Image, Inc. (Æ)(Ñ)	9,653	41
Solera Holdings, Inc. (Æ)	13,402	323
Standard Microsystems Corp. (Æ)	167	3
Stanley, Inc. (Æ)(Ñ)	6,600	239
Sunpower Corp. Class A (Æ)(Ñ)	800	30
Sybase, Inc. (Æ)(Ñ)	17,078	423
Synaptics, Inc. (Æ)(Ñ)	1,756	29
Syniverse Holdings, Inc. (Æ)	36,615	437
SYNNEX Corp. (Æ)(Ñ)	5,600	63
Synopsys, Inc. (Æ)	5,870	109
TeleCommunication Systems, Inc. (Æ)	13,700	118
Tellabs, Inc. (Æ)	57,700	238
Teradata Corp. (Æ)	2,282	34
TIBCO Software, Inc. (Æ)(Ñ)	14,555	76
Tier Technologies, Inc. Class B (Æ)	54,387	294
Trimble Navigation, Ltd. (Æ)(Ñ)	6,061	131
TTM Technologies, Inc. (Æ)(Ñ)	3,400	18
Tyler Technologies, Inc. (Æ)(Ñ)	7,600	91
Utstarcom, Inc. (Æ)(Ñ)	10,141	19
Varian Semiconductor Equipment Associates, Inc. (Æ)(Ñ)	7,745	140
Verint Systems, Inc. (Æ)(Ñ)	6,327	44
Vignette Corp. (Æ)(Ñ)	3,820	36
Vishay Intertechnology, Inc. (Æ)	74,595	255
Vocus, Inc. (Æ)(Ñ)	10,952	199
Western Digital Corp. (Æ)	15,258	175
White Electronic Designs Corp. (Æ)	96,057	352

		14,506

	Principal Amount ($) or Shares	Market Value $
Utilities - 5.1%
AGL Resources, Inc. (Ñ)	9,529	299
Allete, Inc.	3,300	106
Alliant Energy Corp.	9,733	284
Atlantic Tele-Network, Inc.	1,600	42
Atmos Energy Corp.	18,517	439
Avista Corp.	11,984	232
California Water Service Group	3,400	158
CenturyTel, Inc. (Ñ)	12,256	335
Cleco Corp. (Ñ)	11,096	253
CMS Energy Corp. (Ñ)	13,600	137
Constellation Energy Group, Inc. (Ñ)	1,783	45
El Paso Electric Co. (Æ)	2,000	36
Embarq Corp.	1,415	51
Energen Corp.	2,926	86
Frontier Communications Corp.	2,179	19
Hawaiian Electric Industries, Inc. (Ñ)	2,400	53
Idacorp, Inc. (Ñ)	12,685	374
Integrys Energy Group, Inc. (Ñ)	600	26
Iowa Telecommunications Services, Inc. (Ñ)	5,815	83
Laclede Group, Inc. (The)	2,800	131
Leap Wireless International, Inc. (Æ)(Ñ)	4,316	116
MDU Resources Group, Inc.	5,037	109
MGE Energy, Inc. (Ñ)	300	10
New Jersey Resources Corp. (Ñ)	9,550	376
Nicor, Inc. (Ñ)	4,400	153
NII Holdings, Inc. (Æ)(Ñ)	7,400	134
Northwest Natural Gas Co. (Ñ)	2,300	102
NTELOS Holdings Corp.	50	1
OGE Energy Corp. (Ñ)	4,506	116
Oneok, Inc.	1,300	38
Otter Tail Corp. (Ñ)	6,600	154
Pepco Holdings, Inc.	2,500	44
Portland General Electric Co.	4,900	95
Premiere Global Services, Inc. (Æ)	20,015	172
SCANA Corp. (Ñ)	2,519	90
Southwest Gas Corp. (Ñ)	13,840	349
Southwest Water Co. (Ñ)	2,500	8
TECO Energy, Inc. (Ñ)	7,600	94
Telephone & Data Systems, Inc.	1,100	35
UGI Corp.	27,478	671
US Cellular Corp. (Æ)	1,100	48
USA Mobility, Inc. (Æ)	3,600	42
Westar Energy, Inc.	2,318	47
Windstream Corp. (Ñ)	7,562	70

		6,263

Total Common Stocks (cost $145,506)		112,326

Short-Term Investments - 9.5%
Russell Investment Company Russell Money Market Fund	11,729,000	11,729

Total Short-Term Investments (cost $11,729)		11,729

32	Aggressive Equity Fund

Russell Investment Funds

Aggressive Equity Fund

Schedule of Investments, continued — December 31, 2008

Amounts in thousands (except share amounts)

	Principal Amount ($) or Shares	Market Value $

Other Securities - 39.2%
State Street Securities Lending Quality Trust (×)	51,074,560	48,271

Total Other Investments (cost $51,075)		48,271

Total Investments - 140.0% (identified cost $208,310)		172,326

Other Assets and Liabilities, Net - (40.0%)		(49,238)

Net Assets - 100.0%		123,088

A portion of the portfolio has been fair valued as of period end.

See accompanying notes which are an integral part of the financial statements.

Aggressive Equity Fund	33

Russell Investment Funds

Aggressive Equity Fund

Schedule of Investments, continued — December 31, 2008

Amounts in thousands (except contracts)

Futures Contracts	Number of Contracts	Notional Amount		Expiration Date	Unrealized Appreciation (Depreciation) $

Long Positions
Russell 2000 Mini Index (CME)	274	USD	13,642	03/09	643

Total Unrealized Appreciation (Depreciation) on Open Futures Contracts					643

Presentation of Portfolio Holdings — December 31, 2008

Portfolio Summary	% of Net Assets

Auto and Transportation	3.9
Consumer Discretionary	15.1
Consumer Staples	2.7
Financial Services	18.0
Health Care	16.1
Integrated Oils	0.1
Materials and Processing	7.7
Miscellaneous	1.3
Other Energy	3.8
Producer Durables	5.7
Technology	11.8
Utilities	5.1
Short-Term Investments	9.5
Other Securities	39.2

Total Investments	140.0
Other Assets and Liabilities, Net	(40.0)

100.0

Futures Contracts	0.5

See accompanying notes which are an integral part of the financial statements.

34	Aggressive Equity Fund

(This page intentionally left blank)

Russell Investment Funds

Non-U.S. Fund

Portfolio Management Discussion and Analysis — December 31, 2008 (Unaudited)

Non-U.S. Fund
	Total Return
1 Year	(42.79)%
5 Years	0.93	%§
10 Years	0.94	%§

MSCI EAFE® Index Net (USD) **
	Total Return
1 Year	(43.38)%
5 Years	1.66	%§
10 Years	0.80	%§

*	Assumes initial investment on January 1, 1999.

**	Morgan Stanley Capital International Europe, Australia, Far East (MSCI EAFE) Index is an index composed of an arithmetic, market value-weighted average of the performance of approximately 1,600 securities listed on the stock exchange of the countries of Europe, Australia, and the Far East. The index is calculated on a total-return basis, which includes reinvestment of gross dividends before deduction of withholding taxes.

§	Annualized.

The performance shown in this section does not reflect any Insurance Company Separate Account or Policy Charges. Performance is historical and assumes reinvestment of all dividends and capital gains. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than when purchased. Past performance is not indicative of future results.

36	Non-U.S. Fund

Russell Investment Funds

Non-U.S. Fund

Portfolio Management Discussion — December 31, 2008 (Unaudited)

The Non-US Fund (the “Fund”) allocates most of its assets among multiple money managers. Russell Investment Management Company (“RIMCo”), as the Fund’s advisor, may change the allocation of the Fund’s assets among money managers at any time. An exemptive order from the Securities and Exchange Commission (SEC) permits RIMCo to engage or terminate a money manager at any time, subject to the approval by the Fund’s Board without a shareholder vote. Pursuant to the terms of the exemptive order, the Fund is required to notify its shareholders within 60 days of when a money manager begins providing services. The Fund currently has four money managers.

What is the Fund’s investment objective?

The Fund seeks to provide long term capital growth.

How did the Fund perform relative to its benchmark for the fiscal year ended December 31, 2008?

For the fiscal year ended December 31, 2008, the Non-U.S. Fund lost 42.79%. This compared to its benchmark the MSCI EAFE® Index Net (USD), which lost 43.38%. The Fund’s performance includes operating expenses, whereas Index returns are unmanaged and do not include expenses of any kind.

For the year ended December 31, 2008, the Lipper® International Core Funds (VIP) Average lost 43.13%. This result serves as a peer comparison and is expressed net of operating expenses.

How did the market conditions described in the Market Summary report affect the Fund’s performance?

The market environment proved extremely challenging. Precipitous changes in market leadership and economic trends left few places for managers to find protection from falling prices. Increasingly negative sentiment and rising risk aversion resulted in indiscriminate selling of stocks. Nowhere was this more evident than in the financials sector where managers sought safe havens in companies with less direct exposure to the credit crisis and stronger balance sheets they believed would offer competitive advantages in the midst of deteriorating conditions.

The Fund’s larger exposure to defensive strategies and its rotation earlier in the year into more defensive sectors, which fared better in this market environment, contributed to its performance relative to the MSCI EAFE Index. The Fund’s sector positioning, in the form of an overweight to the consumer staples and health care sectors, two relative outperforming sectors contributed positively to benchmark relative performance. The Fund’s underweight and favorable stock selection in the weak performing financials sector contributed positively to benchmark-relative results.

How did the investment strategies and techniques employed by the Fund and its money managers affect its performance?

The Fund’s multi-style discipline provided some risk control in the period given the extreme variability in investment style and market leadership during the year. More defensive strategies helped moderate the impact of strategies more focused on stronger economic conditions. Wellington Management Company, LLP, the Fund’s aggressive, high growth manager, underperformed in this market environment. The combination of downward earnings revisions (i.e., lowered growth expectations) and contraction in valuations contributed to Wellington’s underperformance. However, the Fund’s more defensive managers were more effective in moderating downside risk. MFS Institutional Advisors, Inc., the Fund’s quality growth manager, benefited from exposure to the more stable earnings trends of consumer staples and health care, but also managed to avoid much of the volatility in the financials and materials sectors with a combination of underweighted positions and more defensive stock picks. Altrinsic Global Advisors, LLC, the Fund’s value manager, provided the best performance of the Fund’s four managers. Its quality value orientation effectively gained exposure to many of the market’s less negative trends. Altrinsic was particularly effective in its financial stock selection. The firm’s emphasis on Japanese banks, which it believed to be more insulated from the housing market problems affecting U.S., U.K., and other European banks, contributed positively to performance. The firm’s large overweight to consumer staples also contributed positively to its relative performance.

The Fund’s performance shown throughout this report was based on valuations calculated in accordance with Generally Accepted Accounting Principles (GAAP) and in accordance with a newly effective accounting statement (SFAS 157), reflects the December 31, 2008 market value of the pooled investment vehicle in which the Fund invested its cash collateral received in securities lending transactions. This market value is lower than the vehicle’s amortized cost per unit. This had a negative impact on the Fund’s benchmark relative performance.

Describe any changes to the Fund’s structure or the money manager line-up.

There were no changes to the Fund’s structure or money manager line-up during the year.

Money Managers as of December 31, 2008	Styles
Altrinsic Global Advisors, LLC	Value
AQR Capital Management, LLC	Market Oriented
MFS Institutional Advisors, Inc.	Growth
Wellington Management Company, LLP	Growth

The views expressed in this report reflect those of the portfolio managers only through the end of the period covered by the report. These views do not necessarily represent the views of RIMCo, or any other person in RIMCo or any other affiliated organization. These views are subject to change at any time based upon market conditions or other events, and RIMCo disclaims any responsibility to update the views contained herein. These views should not be relied on as investment advice and, because investment decisions for Russell

Non-U.S. Fund	37

Russell Investment Funds

Non-U.S. Fund

Portfolio Management Discussion — December 31, 2008 (Unaudited)

Investment Funds (RIF) are based on numerous factors, should not be relied on as an indication of investment decisions of any RIF Fund.

38	Non-U.S. Fund

Russell Investment Funds

Non-U.S. Fund

Shareholder Expense Example — December 31, 2008 (Unaudited)

Fund Expenses

The following disclosure provides important information regarding each Fund’s Expense Example, which appears on each Fund’s individual page in this Annual Report. Please refer to this information when reviewing the Expense Example for a Fund.

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including management fees and other Fund expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period indicated, which for this Fund is from July 1, 2008 to December 31, 2008.

Actual Expenses

The information in the table under the heading “Actual Performance” provides information about actual account values and actual expenses. You may use the information in this column, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first column in the row entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical Performance (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the information under the heading “Hypothetical Performance (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. The fee and expenses shown in this section do not reflect any Insurance Company Separate Account or Policy Charges.

	Actual Performance	Hypothetical Performance (5% return before expenses)

Beginning Account Value
July 1, 2008	$1,000.00	$1,000.00
Ending Account Value
December 31, 2008	$645.38	$1,019.36
Expenses Paid During Period*	$4.76	$5.84

*	Expenses are equal to the Fund’s annualized expense ratio of 1.15% (representing the one-half year period annualized), multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period). Reflects amounts waived and/or reimbursed. Without the waiver and/or reimbursement, expenses would have been higher.

Non-U.S. Fund	39

Russell Investment Funds

Non-U.S. Fund

Schedule of Investments — December 31, 2008

Amounts in thousands (except share amounts)

	Principal Amount ($) or Shares	Market Value $

Common Stocks - 85.7%
Australia - 1.8%
ABC Learning Centres, Ltd.	5,058	2
AGL Energy, Ltd.	2,214	24
Allco Finance Group, Ltd. (Æ)	99,445	10
Amcor, Ltd.	9,245	37
AMP, Ltd.	3,583	14
Ansell, Ltd. - GDR	9,646	85
APN News & Media, Ltd.	3,571	6
Aristocrat Leisure, Ltd.	3,217	9
Asciano Group	3,522	4
Austereo Group, Ltd.	1,180	1
Australia & New Zealand Banking Group, Ltd.	10,048	108
AWB, Ltd.	8,288	15
AXA Asia Pacific Holdings, Ltd.	8,105	28
BHP Billiton, Ltd.	24,544	517
BlueScope Steel, Ltd.	20,491	50
Brambles, Ltd.	12,055	63
Caltex Australia, Ltd.	1,581	8
Centennial Coal Co., Ltd.	1,311	3
CFS Retail Property Trust (ö)	11,495	15
Coca-Cola Amatil, Ltd.	2,513	16
Commonwealth Bank of Australia	9,685	196
CSL, Ltd.	17,686	418
Dexus Property Group (ö)	19,680	11
Downer EDI, Ltd.	24,211	65
Fairfax Media, Ltd.	2,156	2
Felix Resources, Ltd.	10,357	64
Flight Centre, Ltd.	1,861	10
Foster’s Group, Ltd.	35,811	138
Goodman Group (ö)	11,147	6
GPT Group (ö)	25,815	17
Insurance Australia Group, Ltd.	5,003	14
Macquarie Infrastructure Group	8,462	10
Macquarie Office Trust (ö)	20,228	3
Metcash, Ltd.	14,233	44
Mirvac Group (ö)	7,928	7
Mount Gibson Iron, Ltd. (Æ)	46,934	15
National Australia Bank, Ltd.	38,026	557
Newcrest Mining, Ltd.	29,968	711
Origin Energy, Ltd.	5,224	59
PaperlinX, Ltd.	21,919	11
Qantas Airways, Ltd.	24,638	45
QBE Insurance Group, Ltd.	19,514	355
Rio Tinto, Ltd.	1,615	43
Santos, Ltd.	4,216	44
Spotless Group, Ltd.	2,419	5
Stockland (ö)	8,441	24
Suncorp-Metway, Ltd.	13,187	78
TABCORP Holdings, Ltd.	11,727	57
Telstra Corp., Ltd.	43,915	118
Wesfarmers, Ltd.	3,696	47
Westfield Group (ö)	11,911	110
Westpac Banking Corp.	19,473	232
Woolworths, Ltd.	7,174	134

		4,665

	Principal Amount ($) or Shares	Market Value $
Austria - 0.3%
Erste Bank der Oesterreichischer Sparkassen AG (Ñ)	29,622	694

Belgium - 0.2%
Delhaize Group	176	11
Euronav NV	2,483	34
Hansen Transmissions International NV (Æ)	193,827	327
Nationale A Portefeuille	1,525	74
Tessenderlo Chemie NV	2,988	91
Umicore	2,248	44

		581

Bermuda - 0.3%
Catlin Group, Ltd.	6,829	43
Cheung Kong Infrastructure Holdings, Ltd.	2,000	8
Chinese Estates Holdings, Ltd.	18,000	21
Esprit Holdings, Ltd.	6,652	38
First Pacific Co.	4,000	1
Giordano International, Ltd.	11,474	3
Great Eagle Holdings, Ltd.	1,000	1
Hongkong Land Holdings, Ltd.	1,000	2
Jardine Matheson Holdings, Ltd.	400	7
Li & Fung, Ltd.	286,000	493
Mongolia Energy Co. Ltd (Æ)	1,000	—
Noble Group, Ltd.	11,000	8
Orient Overseas International, Ltd.	8,300	19
Pacific Basin Shipping, Ltd.	6,000	3
Seadrill, Ltd.	17,850	145
Texwinca Holdings, Ltd.	16,000	7
VTech Holdings, Ltd.	1,133	5

		804

Brazil - 0.4%
Cia Vale do Rio Doce - ADR (Ñ)	29,700	360
Petroleo Brasileiro SA - ADR	19,300	472
Unibanco - Uniao de Bancos Brasileiros SA - ADR	2,600	168

		1,000

Canada - 1.5%
Barrick Gold Corp.	21,100	776
Canadian National Railway Co.	23,330	857
Canadian Natural Resources, Ltd.	11,300	446
Potash Corp. of Saskatchewan	5,900	432
Research In Motion, Ltd. (Æ)(Ñ)	9,900	402
Rogers Communications, Inc.	13,600	403
Suncor Energy, Inc.	23,200	446

		3,762

Cayman Islands - 0.1%
Ctrip.com International, Ltd. (Ñ)	8,500	202
Hutchison Telecommunications International, Ltd.	71,457	19
LDK Solar Co., Ltd. - ADR (Æ)(Ñ)	5,300	70

		291

40	Non-U.S. Fund

Russell Investment Funds

Non-U.S. Fund

Schedule of Investments, continued — December 31, 2008

Amounts in thousands (except share amounts)

	Principal Amount ($) or Shares	Market Value $

China - 0.2%
China Communications Construction Co., Ltd. Class H	295,000	369
China Merchants Bank Co., Ltd.	104,000	195

		564

Czech Republic - 0.2%
Komercni Banka AS (Ñ)	2,918	449

Denmark - 0.3%
AP Moller - Maersk A/S	49	263
H Lundbeck A/S (Ñ)	2,289	48
Novo Nordisk A/S Series B	234	12
TDC A/S	7	—
Vestas Wind Systems A/S (Æ)	8,856	526

		849

Finland - 0.8%
Fortum OYJ	15,513	333
Konecranes OYJ	3,872	66
Nokia OYJ	90,439	1,402
Oriola-KD OYJ	3,393	6
Outokumpu OYJ	5,849	69
Rautaruukki OYJ	2,789	48
Sanoma OYJ	1,652	22
Stora Enso OYJ Class R	3,481	27

		1,973

France - 12.3%
Air Liquide SA	13,283	1,215
Alcatel-Lucent - ADR (Æ)(Ñ)	10,008	22
Alstom SA	853	50
AXA SA	87,852	1,959
bioMerieux	733	61
BNP Paribas	18,902	798
Bouygues	229	10
Carrefour SA (Ñ)	39,160	1,504
Christian Dior SA	579	33
Ciments Francais SA	461	39
CNP Assurances	3,062	222
Credit Agricole SA	5,796	66
Eramet	155	30
France Telecom SA	42,984	1,202
GDF Suez (Ñ)	55,393	2,743
Ipsos	466	13
L’Oreal SA (Ñ)	10,667	927
Lagardere SCA	2,958	120
Legrand SA (Ñ)	45,299	870
LVMH Moet Hennessy Louis Vuitton SA	35,062	2,356
M6-Metropole Television	1,694	33
Neopost SA	2,450	222
Nexans SA (Ñ)	1,333	80
Pernod-Ricard SA (Ñ)	17,684	1,311
PPR (Ñ)	2,485	162
Sanofi-Aventis SA	48,675	3,092
Schneider Electric SA (Ñ)	25,940	1,938

	Principal Amount ($) or Shares	Market Value $
Sodexo	876	48
Teleperformance - GDR	13,303	371
Thales SA	29,699	1,239
Total SA	92,896	5,064
UBISOFT Entertainment (Æ)	7,641	149
Unibail-Rodamco (ö)	140	21
Valeo SA (Ñ)	5,813	86
Vallourec (Ñ)	385	44
Veolia Environnement	3,912	123
Vivendi	99,323	3,234

		31,457

Germany - 7.3%
Allianz SE	17,268	1,852
BASF SE	14,826	586
Bayer AG (Ñ)	31,705	1,862
Commerzbank AG (Ñ)	8,596	82
Daimler AG	3,075	117
Deutsche Bank AG (Ñ)	5,466	218
Deutsche Boerse AG	9,300	677
Deutsche Lufthansa AG	5,694	90
Deutsche Postbank AG (Æ)(Ñ)	2,274	50
Deutsche Telekom AG	37,023	563
E.ON AG	47,189	1,908
Fielmann AG	357	23
Fresenius Medical Care AG & Co.	8,643	405
Generali Deutschland Holding AG	319	33
Hannover Rueckversicherung AG (Æ)	14,074	448
Lanxess AG	6,445	125
Linde AG	24,080	2,038
Merck KGAA	14,690	1,336
Metro AG	21,121	856
MTU Aero Engines Holding AG	4,491	124
Muenchener Rueckversicherungs AG	5,451	857
Norddeutsche Affinerie AG	340	14
RWE AG	3,282	295
Salzgitter AG	5,485	433
SAP AG	38,020	1,363
Siemens AG	13,069	979
Symrise AG	70,217	992
ThyssenKrupp AG	228	6
Tognum AG	6,881	88
Volkswagen AG	548	192
Wacker Chemie AG	709	75
Wincor Nixdorf AG	1,073	51

		18,738

Hong Kong - 0.7%
BOC Hong Kong Holdings, Ltd.	37,500	43
Cheung Kong Holdings, Ltd.	65,340	623
China Mobile, Ltd.	35,500	360
CLP Holdings, Ltd.	15,500	105
Hang Lung Group, Ltd.	8,763	27
Hang Lung Properties, Ltd. - ADR	9,000	20
Hang Seng Bank, Ltd.	3,200	42
Henderson Land Development Co., Ltd.	5,000	19
Hong Kong & China Gas Co., Ltd.	2,000	3

Non-U.S. Fund	41

Russell Investment Funds

Non-U.S. Fund

Schedule of Investments, continued — December 31, 2008

Amounts in thousands (except share amounts)

	Principal Amount ($) or Shares	Market Value $

Hong Kong Exchanges and Clearing, Ltd.	6,654	64
HongKong & Shanghai Hotels (The)	1,500	1
HongKong Electric Holdings	13,500	76
Hopewell Holdings	9,000	30
Hutchison Whampoa, Ltd.	19,000	96
Hysan Development Co., Ltd.	20,000	33
Industrial and Commercial Bank of China Asia, Ltd.	28,000	30
Link REIT (The) (ö)	13,500	22
New World Development, Ltd.	16,000	16
Sun Hung Kai Properties, Ltd.	7,667	64
Swire Pacific, Ltd.	8,000	55
Television Broadcasts, Ltd.	9,000	30
Wharf Holdings, Ltd.	7,000	19
Wheelock & Co., Ltd.	13,205	29

		1,807

India - 0.2%
Infosys Technologies, Ltd. - ADR (Ñ)	25,620	629

Indonesia - 0.0%
Telekomunikasi Indonesia Tbk PT - ADR	1,750	44

Israel - 0.5%
Teva Pharmaceutical Industries, Ltd. - ADR (Ñ)	29,000	1,235

Italy - 1.7%
Alleanza Assicurazioni SpA (Ñ)	93,388	761
Ansaldo STS SpA	38,948	549
Banco Popolare SC	10,472	73
Buzzi Unicem SpA	3,159	52
Credito Emiliano SpA	3,435	18
Davide Campari-Milano SpA	11,086	75
Enel SpA	23,244	149
ENI SpA	62,559	1,482
Fondiaria-Sai SpA	50	1
Indesit Co. SpA	7,935	48
Intesa Sanpaolo SpA (Æ)	195,484	704
Maire Tecnimont SpA	6,342	13
Mediaset SpA (Ñ)	16,214	93
Milano Assicurazioni SPA	6,076	19
Pirelli & C SpA	146,470	54
Saras SpA	4,025	14
Terna Rete Elettrica Nazionale SpA	49,456	162
UniCredit SpA (Æ)	11,873	29
Unione di Banche Italiane SCPA	657	9
Unipol Gruppo Finanziario SpA	9,537	15

		4,320

Japan - 19.1%
77 Bank, Ltd. (The)	5,000	27
Aeon Credit Service Co., Ltd. (Ñ)	41,000	434
Aiful Corp. (Ñ)	4,400	13
Aioi Insurance Co., Ltd.	8,000	42
Aisin Seiki Co., Ltd.	3,100	44
Alps Electric Co., Ltd.	7,300	36

	Principal Amount ($) or Shares	Market Value $
Amada Co., Ltd.	5,000	24
Aruze Corp.	700	7
Asahi Glass Co., Ltd.	6,000	34
Astellas Pharma, Inc.	13,400	545
Bank of Yokohama, Ltd. (The)	165,366	978
Bridgestone Corp.	3,400	51
Brother Industries, Ltd. (Ñ)	9,700	58
Calsonic Kansei Corp.	18,000	26
Canon Marketing Japan, Inc. (Ñ)	7,600	123
Canon, Inc.	98,400	3,089
Casio Computer Co., Ltd.	5,900	37
Central Glass Co., Ltd.	20,000	81
Central Japan Railway Co.	4	35
Chubu Electric Power Co., Inc.	5,300	161
Circle K Sunkus Co., Ltd. (Ñ)	6,600	119
Coca-Cola West Co., Ltd. (Ñ)	2,200	48
COMSYS Holdings Corp.	5,000	46
Credit Saison Co., Ltd. (Ñ)	1,000	14
Dai Nippon Printing Co., Ltd.	11,000	121
Daiei, Inc. (The) (Æ)(Ñ)	6,500	42
Daiichi Chuo Kisen Kaisha	9,000	25
Daiichi Sankyo Co., Ltd.	3,200	76
Daishi Bank, Ltd. (The)	10,000	44
Daito Trust Construction Co., Ltd.	500	26
Daiwa Securities Group, Inc. (Ñ)	87,450	521
Denso Corp.	7,700	128
DIC Corp.	4,000	8
Doutor Nichires Holdings Co., Ltd.	700	15
East Japan Railway Co. (Å)	52	415
Ebara Corp. (Ñ)	13,000	30
Eisai Co., Ltd. (Ñ)	6,800	282
Exedy Corp.	2,600	26
FamilyMart Co., Ltd.	2,100	91
Fanuc, Ltd.	19,600	1,394
Fuji Fire & Marine Insurance Co., Ltd. (The)	22,000	33
Fuji Media Holdings, Inc.	554	793
FUJIFILM Holdings Corp.	4,800	106
Fujitsu, Ltd.	3,000	15
Funai Electric Co., Ltd.	1,900	39
Furukawa Electric Co., Ltd.	2,000	10
FUTABA Corp.	1,500	19
Glory, Ltd.	5,100	100
Gunze, Ltd.	5,000	16
H2O Retailing Corp. (Ñ)	6,000	45
Hachijuni Bank, Ltd. (The) (Ñ)	3,000	17
Hakuhodo DY Holdings, Inc.	450	25
Higo Bank, Ltd. (The)	9,000	57
Hino Motors, Ltd.	8,000	16
Hirose Electric Co., Ltd. (Ñ)	5,200	525
Hitachi Cable, Ltd.	13,000	29
Hitachi Capital Corp.	4,800	60
Hitachi High-Technologies Corp. (Ñ)	2,100	34
Hitachi Software Engineering Co., Ltd.	3,300	51
Hitachi Transport System, Ltd.	5,000	75
Hitachi, Ltd.	22,000	85
Hokkoku Bank, Ltd. (The) (Ñ)	12,000	42

42	Non-U.S. Fund

Russell Investment Funds

Non-U.S. Fund

Schedule of Investments, continued — December 31, 2008

Amounts in thousands (except share amounts)

	Principal Amount ($) or Shares	Market Value $

Honda Motor Co., Ltd.	8,800	191
Hoya Corp.	63,900	1,110
Inpex Holdings, Inc.	186	1,470
Isuzu Motors, Ltd.	47,000	60
Itoham Foods, Inc.	22,000	80
JFE Holdings, Inc. (Ñ)	2,300	61
JFE Shoji Holdings, Inc.	16,000	49
JGC Corp.	3,000	45
Joyo Bank, Ltd. (The) (Ñ)	266,940	1,521
JSR Corp. (Ñ)	8,200	92
Kagoshima Bank, Ltd. (The)	12,000	100
Kaken Pharmaceutical Co., Ltd.	6,000	66
Kamigumi Co., Ltd.	6,000	54
Kandenko Co., Ltd. (Ñ)	2,000	16
Kaneka Corp.	10,000	64
Kansai Electric Power Co., Inc. (The)	700	20
Kansai Paint Co., Ltd.	21,000	107
Kao Corp.	64,000	1,938
KDDI Corp.	14	100
Keihin Corp. (Ñ)	9,900	72
Keiyo Bank, Ltd. (The)	2,000	10
Keyence Corp.	3,556	728
Kinden Corp.	4,000	36
Kintetsu World Express, Inc. (Ñ)	1,000	20
Kobayashi Pharmaceutical Co., Ltd. (Ñ)	500	21
Komatsu, Ltd. (Ñ)	17,500	222
Komori Corp.	6,800	75
Konica Minolta Holdings, Inc.	24,000	186
Kose Corp.	60,640	1,524
Kuraray Co., Ltd. (Ñ)	9,000	70
Kyocera Corp.	1,100	79
Kyoei Steel, Ltd. (Ñ)	1,400	28
Lawson, Inc.	1,700	98
Leopalace21 Corp.	2,300	23
Lintec Corp.	3,800	53
Matsumotokiyoshi Holdings Co., Ltd.	1,000	21
Mediceo Paltac Holdings Co., Ltd. (Æ)	1,300	16
MID Reit, Inc. Class A (ö)	180	345
Miraca Holdings, Inc.	1,500	33
Mitsubishi Corp.	5,400	76
Mitsubishi Electric Corp.	4,000	25
Mitsubishi Estate Co., Ltd.	8,000	132
Mitsubishi Heavy Industries, Ltd.	5,000	22
Mitsubishi Materials Corp.	17,000	43
Mitsubishi UFJ Financial Group, Inc.	155,992	968
Mitsubishi UFJ Lease & Finance Co., Ltd. (Ñ)	2,610	66
Mitsui & Co., Ltd.	13,000	133
Mitsui Fudosan Co., Ltd.	27,000	449
Mitsui OSK Lines, Ltd.	8,000	49
Mitsui Sumitomo Insurance Group Holdings, Inc.	53,200	1,697
Mizuho Financial Group, Inc. (Ñ)(Å)	168	501
Musashino Bank, Ltd. (The)	900	35
Nachi-Fujikoshi Corp.	3,000	6
Namco Bandai Holdings, Inc.	5,000	55
NEC Corp. (Ñ)	21,000	70

	Principal Amount ($) or Shares	Market Value $
NEC Electronics Corp. (Æ)	3,600	34
NGK Insulators, Ltd.	4,000	45
Nichirei Corp.	24,000	114
Nifco, Inc.	3,000	31
Nintendo Co., Ltd.	2,500	961
Nippon Building Fund, Inc. Class A (ö)	2	22
Nippon Commercial Investment Corp. (ö)(Ñ)	131	139
Nippon Electric Glass Co., Ltd.	9,000	47
Nippon Express Co., Ltd.	27,000	114
Nippon Kayaku Co., Ltd.	11,000	57
Nippon Konpo Unyu Soko Co., Ltd.	4,000	44
Nippon Oil Corp.	17,000	86
Nippon Seiki Co., Ltd.	1,000	6
Nippon Sheet Glass Co., Ltd.	6,000	20
Nippon Shinyaku Co., Ltd.	1,000	12
Nippon Steel Corp.	26,000	85
Nippon Telegraph & Telephone Corp.	30	167
Nippon Yusen KK (Ñ)	10,000	62
Nipponkoa Insurance Co., Ltd.	239,490	1,862
Nishimatsuya Chain Co., Ltd.	1,600	15
Nissan Motor Co., Ltd.	11,100	40
Nissan Shatai Co., Ltd.	11,000	68
Nissay Dowa General Insurance Co., Ltd.	4,000	25
Nisshin Seifun Group, Inc.	5,000	66
Nissin Kogyo Co., Ltd.	500	4
Nitto Denko Corp.	2,300	44
Nomura Holdings, Inc. (Ñ)	95,020	784
Nomura Research Institute, Ltd. (Ñ)	69,165	1,313
NTN Corp. (Ñ)	6,000	18
NTT DoCoMo, Inc.	209	412
Okinawa Electric Power Co., Inc. (The)	800	60
OKUMA Corp. (Æ)	4,000	15
Omron Corp.	21,700	291
Ono Pharmaceutical Co., Ltd.	400	21
ORIX Corp.	890	51
Osaka Gas Co., Ltd.	25,000	115
Panasonic Corp.	14,000	175
Promise Co., Ltd. (Ñ)	1,150	29
QP Corp. (Ñ)	6,800	93
Ricoh Co., Ltd.	1,000	13
Rohm Co., Ltd.	3,000	151
San-In Godo Bank, Ltd. (The)	4,000	32
Sankyo Co., Ltd.	1,900	96
SBI Holdings, Inc. (Æ)(Ñ)	87	13
Seiko Epson Corp. (Ñ)	2,800	45
Seino Holdings Corp.	10,000	56
Sekisui House, Ltd.	3,000	26
Seven & I Holdings Co., Ltd.	43,260	1,482
Sharp Corp. (Ñ)	7,000	50
Shima Seiki Manufacturing, Ltd. - GDR	2,100	41
Shin-Etsu Chemical Co., Ltd.	38,400	1,761
Shinsei Bank, Ltd. (Æ)	18,000	28
Showa Shell Sekiyu KK	8,000	79
SMC Corp.	13,748	1,407
Snow Brand Milk Products Co., Ltd. (Ñ)	11,000	42
Softbank Corp. (Ñ)	50,600	916
Sony Corp. (Ñ)	5,800	126

Non-U.S. Fund	43

Russell Investment Funds

Non-U.S. Fund

Schedule of Investments, continued — December 31, 2008

Amounts in thousands (except share amounts)

	Principal Amount ($) or Shares	Market Value $

Stanley Electric Co., Ltd.	3,300	35
Sugi Holdings Co., Ltd. - GDR (Ñ)	43,899	1,171
Sumco Corp. (Ñ)	3,000	38
Sumitomo Bakelite Co., Ltd. (Ñ)	8,000	32
Sumitomo Corp.	6,900	61
Sumitomo Forestry Co., Ltd. (Ñ)	8,300	67
Sumitomo Metal Mining Co., Ltd.	2,000	21
Sumitomo Mitsui Financial Group, Inc. (Ñ)	40	179
Sumitomo Realty & Development Co., Ltd.	2,000	30
Sumitomo Trust & Banking Co., Ltd. (The)	202,033	1,196
Suzuken Co., Ltd.	2,400	72
Suzuki Motor Corp.	56,919	787
Taisho Pharmaceutical Co., Ltd.	1,000	21
Takara Holdings, Inc.	6,000	36
Takasago Thermal Engineering Co., Ltd.	1,000	8
Takata Corp. (Ñ)	2,300	16
Takeda Pharmaceutical Co., Ltd.	7,100	368
Takefuji Corp. (Ñ)	3,700	30
TDK Corp. (Ñ)	1,600	59
THK Co., Ltd. (Ñ)	30,620	322
Toagosei Co., Ltd.	8,000	24
Toho Pharmaceutical Co., Ltd.	2,990	41
Tohoku Electric Power Co., Inc.	800	22
Tokai Rika Co., Ltd.	7,800	68
Tokai Rubber Industries, Inc.	8,100	67
Tokai Tokyo Securities Co., Ltd.	5,000	14
Tokio Marine Holdings, Inc.	3,800	111
Tokyo Electric Power Co., Inc. (The)	5,400	180
Tokyo Electron, Ltd.	8,800	309
Tokyo Gas Co., Ltd.	27,000	137
Tokyo Steel Manufacturing Co., Ltd. (Ñ)	8,800	92
Tokyu Land Corp.	4,000	15
Toppan Forms Co., Ltd.	800	10
Toppan Printing Co., Ltd. (Ñ)	7,000	54
Toshiba TEC Corp.	20,000	60
Toyo Ink Manufacturing Co., Ltd. (Ñ)	3,000	9
Toyo Seikan Kaisha, Ltd.	6,400	133
Toyoda Gosei Co., Ltd.	2,300	27
Toyota Auto Body Co., Ltd.	6,200	91
Toyota Motor Corp.	15,800	517
Toyota Tsusho Corp.	3,300	35
TS Tech Co., Ltd.	1,135	7
TV Asahi Corp.	5	7
Unicharm Corp.	8,000	605
United Urban Investment Corp. (ö)	80	316
USS Co., Ltd.	900	48
West Japan Railway Co.	17	77
Yahoo! Japan Corp. (Ñ)	1,156	473
Yamaha Corp. (Ñ)	3,700	34
Yamato Holdings Co., Ltd. (Ñ)	5,000	65
Yamato Kogyo Co., Ltd. - GDR	700	19

		48,766

Luxembourg - 0.0%
ArcelorMittal (Ñ)	3,501	84
Oriflame Cosmetics SA (Ñ)	1,104	32
Reinet Investments SCA (Æ)	593	6

		122

	Principal Amount ($) or Shares	Market Value $
Malaysia - 0.1%
Sime Darby Berhad	162,317	246

Mauritius - 0.0%
Golden Agri-Resources, Ltd.	134,176	22

Mexico - 0.3%
America Movil SAB de CV Series L (Ñ)	14,700	456
Grupo Modelo SAB de CV (Ñ)	114,500	362

		818

Netherlands - 3.8%
Aegon NV (Æ)	6,298	40
Akzo Nobel NV	9,343	385
ASML Holding NV	40,841	729
CSM	7,091	114
European Aeronautic Defence and Space Co. NV	7,257	122
Heineken NV	114,438	3,516
Imtech NV	6,926	117
ING Groep NV (Æ)	31,975	334
James Hardie Industries NV (Æ)	10,036	33
Koninklijke Ahold NV	50,273	618
Koninklijke Philips Electronics NV (Ñ)	3,785	74
Royal KPN NV	64,142	930
SNS Reaal	14,666	81
STMicroelectronics NV	5,952	40
TNT NV	57,060	1,096
TomTom NV (Æ)	2,610	19
Unilever NV	6,915	168
Wolters Kluwer NV	67,990	1,284

		9,700

Netherlands Antilles - 0.0%
Hunter Douglas NV	1,257	41

Norway - 0.2%
StatoilHydro ASA	25,902	427

Portugal - 0.2%
Energias de Portugal SA	148,542	560

Singapore - 0.7%
Ascendas Real Estate Investment Trust (Æ)(ö)	4,000	4
CapitaLand, Ltd.	2,343	5
CapitaMall Trust (Æ)(ö)	5,643	6
China Aviation Oil Singapore Corp., Ltd.	1,000	1
ComfortDelgro Corp., Ltd.	14,000	14
Cosco Corp. Singapore, Ltd.	12,000	8
DBS Group Holdings, Ltd.	65,400	388
Haw Par Corp., Ltd.	3,000	8
Indofood Agri Resources, Ltd. (Æ)	2,552	1
Jardine Cycle & Carriage, Ltd.	3,800	25
Keppel Corp., Ltd.	13,555	41
Keppel Land, Ltd.	1,000	1

44	Non-U.S. Fund

Russell Investment Funds

Non-U.S. Fund

Schedule of Investments, continued — December 31, 2008

Amounts in thousands (except share amounts)

	Principal Amount ($) or Shares	Market Value $

Neptune Orient Lines, Ltd.	8,000	6
Oversea-Chinese Banking Corp., Ltd.	15,000	52
Pacific Century Regional Developments, Ltd.	53,000	5
Singapore Airlines, Ltd.	5,970	47
Singapore Exchange, Ltd.	6,000	22
Singapore Petroleum Co., Ltd.	6,312	10
Singapore Technologies Engineering, Ltd.	6,000	10
Singapore Telecommunications, Ltd.	540,000	962
SMRT Corp., Ltd.	3,000	3
United Overseas Bank, Ltd.	6,572	59
UOL Group, Ltd.	7,000	11
Venture Corp., Ltd.	3,000	9

		1,698

South Africa - 0.4%
Gold Fields, Ltd. - ADR (Ñ)	61,740	613
MTN Group, Ltd.	35,760	423

		1,036

South Korea - 0.5%
KB Financial Group, Inc. - ADR (Ñ)	9,648	253
Samsung Electronics Co., Ltd.	3,029	1,100
STX Pan Ocean Co., Ltd. (Æ)	400	2

		1,355

Spain - 1.2%
Banco Bilbao Vizcaya Argentaria SA	25,656	315
Banco Santander SA	71,989	694
Criteria Caixacorp SA	1,133	5
Ebro Puleva SA (Æ)	801	11
Endesa SA	983	40
Gas Natural SDG SA	3,271	89
Iberia Lineas Aereas de Espana	42,192	118
Inditex SA	6,049	267
Prosegur Cia de Seguridad SA	3,561	118
Red Electrica de Espana	1,190	60
Repsol YPF SA	12,286	262
Telefonica SA	49,466	1,109
Union Fenosa SA	284	7
Vertice Trescientos Sesenta Grados (Æ)	3,257	3
Viscofan SA	1,801	35

		3,133

Sweden - 1.3%
Axfood AB	2,051	44
Electrolux AB	1,279	11
Hennes & Mauritz AB Series B Class B (Ñ)	13,765	538
Intrum Justitia AB	3,441	35
Investor AB Class B	265	4
Loomis AB (Æ)(Ñ)	1,388	9
Nordea Bank AB	18,703	132
SAS AB (Æ)	7,286	35
Scania AB Class B (Æ)	14,402	144
Securitas AB Class B	6,527	54
Skanska AB Class B	17,600	175

	Principal Amount ($) or Shares	Market Value $
Svenska Cellulosa AB Class B	24,676	211
Svenska Handelsbanken AB Class A	1,051	17
Swedish Match AB	30,949	443
Tele2 AB Class B	17,944	159
Telefonaktiebolaget LM Ericsson Class B (Ñ)	167,893	1,288
TeliaSonera AB	6,039	30

		3,329

Switzerland - 8.9%
ABB, Ltd. (Æ)	29,262	441
Actelion, Ltd. (Ñ)	18,298	1,031
Baloise Holding AG	145	11
Barry Callebaut AG (Æ)	160	104
Compagnie Financiere Richemont SA - Class A	39,758	772
Credit Suisse Group AG	17,113	469
Givaudan SA (Ñ)	2,040	1,607
Helvetia Holding AG (Æ)	884	192
Holcim, Ltd.	786	45
Jelmoli Holding AG (Æ)	30	56
Julius Baer Holding AG	41,036	1,578
Nestle SA	176,792	6,968
Novartis AG	34,970	1,752
Roche Holding AG	35,536	5,470
Sonova Holding AG	4,023	243
Swiss Reinsurance	18,389	893
UBS AG (Æ)	50,040	726
Zurich Financial Services AG	1,638	356

		22,714

Taiwan - 0.6%
Taiwan Semiconductor Manufacturing Co., Ltd.	588,500	805
Taiwan Semiconductor Manufacturing Co., Ltd. - ADR	81,390	643

		1,448

Thailand - 0.1%
Bangkok Bank PCL	106,800	219

United Kingdom - 18.3%
3i Group PLC	70,392	277
Aggreko PLC	20,368	131
AMEC PLC - GDR	8,892	64
Anglo American PLC	33,295	761
Antofagasta PLC	106,300	657
ARM Holdings PLC	408,214	511
AstraZeneca PLC	41,539	1,683
Atkins WS PLC	20,893	203
Autonomy Corp. PLC (Æ)	52,100	717
BAE Systems PLC	98,373	536
Barclays PLC	73,696	166
BBA Aviation PLC	68,277	68
BG Group PLC	28,062	390
BHP Billiton PLC	70,338	1,325

Non-U.S. Fund	45

Russell Investment Funds

Non-U.S. Fund

Schedule of Investments, continued — December 31, 2008

Amounts in thousands (except share amounts)

	Principal Amount ($) or Shares	Market Value $

BP PLC	168,222	1,289
BP PLC - ADR (Ñ)	32,320	1,511
British Airways PLC (Æ)	15,490	40
British American Tobacco PLC	24,994	649
British Land Co. PLC (ö)	3,139	25
BT Group PLC	90,874	179
Burberry Group PLC	109,900	353
Cadbury PLC	189,311	1,657
Capita Group PLC (The)	87,323	930
Centrica PLC	66,162	254
Close Brothers Group PLC	13,297	102
Davis Service Group PLC	3,306	13
Dawnay Day Treveria PLC (Æ)	586,180	60
De La Rue PLC	3,360	44
Diageo PLC	218,440	3,039
Drax Group PLC	26,761	217
DSG International PLC (Æ)	95,452	24
easyJet PLC (Æ)	231,779	940
Experian PLC	232,975	1,459
GlaxoSmithKline PLC	184,948	3,433
Hammerson PLC (ö)	2,600	20
Hays PLC	258,897	261
HBOS PLC (Æ)	26,806	—
HBOS PLC	19,371	20
HMV Group PLC	21,073	33
Home Retail Group PLC	20,327	62
HSBC Holdings PLC	125,296	1,199
Imperial Tobacco Group PLC	5,721	153
Intermediate Capital Group PLC	5,983	56
J Sainsbury PLC	183,057	871
Kingfisher PLC	145,803	285
Ladbrokes PLC	143,825	385
Land Securities Group PLC (ö)	1,609	21
Legal & General Group PLC	133,906	149
Lloyds TSB Group PLC	63,382	81
Michael Page International PLC	118,192	368
Mondi PLC	12,176	36
Next PLC	9,583	150
Old Mutual PLC	238,254	190
Petrofac, Ltd.	15,193	76
Reckitt Benckiser Group PLC	78,826	2,937
Reed Elsevier PLC	4,022	29
Regus PLC	118,259	85
Rio Tinto PLC	5,678	123
Royal Bank of Scotland Group PLC	243,487	176
Royal Dutch Shell PLC Class A	109	2,850
Class B	23,321	587
Scottish & Southern Energy PLC	47,729	840
Shire PLC	22,503	329
Smiths Group PLC	62,469	804
Standard Chartered PLC	133,097	1,701
Tate & Lyle PLC	23,338	136
Tesco PLC	97,301	507
Tomkins PLC	35,588	64
Trinity Mirror PLC	14,023	11
Unilever PLC	11,658	265

	Principal Amount ($) or Shares	Market Value $
United Utilities Group PLC	17,269	156
Vodafone Group PLC	793,269	1,597
Vodafone Group PLC - ADR	84,300	1,723
William Hill PLC	177,897	553
WM Morrison Supermarkets PLC	211,255	857
WPP Group PLC	395,417	2,305

		46,758

United States - 1.2%
Philip Morris International, Inc.	23,950	1,042
Synthes, Inc.	15,835	2,002

		3,044

Total Common Stocks (cost $278,503)		219,298

Preferred Stocks - 0.5%
Germany - 0.5%
Fresenius SE	2,559	150
Henkel AG & Co. KGaA (Ñ)	36,107	1,158
Volkswagen AG	1,627	87

Total Preferred Stocks (cost $2,086)		1,395

Warrants & Rights - 0.0%
Belgium - 0.0%
Fortis (Æ)	10	13

Singapore - 0.0%
DBS Group Holdings, Ltd. (Æ)	33	68

Total Warrants & Rights (cost $—)		81

Short-Term Investments - 9.5%
United States - 9.5%
Russell Investment Company Money Market Fund	24,227,000	24,227

Total Short-Term Investments (cost $24,227)		24,227

Other Securities - 9.8%
State Street Securities Lending Quality Trust (×)	26,399,671	24,950

Total Other Securities (cost $26,400)		24,950

Total Investments - 105.5% (identified cost $331,216)		269,951

Other Assets and Liabilities, Net - (5.5%)		(14,201)

Net Assets - 100.0%		255,750

See accompanying notes which are an integral part of the financial statements.

46	Non-U.S. Fund

Russell Investment Funds

Non-U.S. Fund

Schedule of Investments, continued — December 31, 2008

Amounts in thousands (except contracts)

Futures Contracts	Number of Contracts	Notional Amount		Expiration Date	Unrealized Appreciation (Depreciation) $

Long Positions
AEX Index (Netherlands)	48	EUR	2,365	01/09	(10)
CAC-40 Index (France)	167	EUR	5,379	01/09	13
DAX Index (Germany)	16	EUR	1,934	03/09	49
EUR STOXX 50 Index	177	EUR	4,337	03/09	(4)
FTSE-100 Index (UK)	167	GBP	7,332	03/09	258
MIB-30 (Italy)	29	EUR	2,816	03/09	26
MSCI Singapore Index	2	SGD	88	01/09	2
TOPIX Index (Japan)	94	JPY	810,280	03/09	423

Short Positions
DAX Index (Germany)	21	EUR	2,538	03/09	(85)
Hang Seng Index (Hong Kong)	10	HKD	7,203	01/09	30
IBEX Plus Index (Spain)	13	EUR	1,185	01/09	(11)
OMX Stockholm 30 Index (Sweden)	21	SEK	1,384	01/09	—
SPI 200 Index (Australia)	44	AUD	4,121	03/09	(144)
TOPIX Index (Japan)	15	JPY	129,300	03/09	(34)

Total Unrealized Appreciation (Depreciation) on Open Futures Contracts					513

See accompanying notes which are an integral part of the financial statements.

Non-U.S. Fund	47

Russell Investment Funds

Non-U.S. Fund

Schedule of Investments, continued — December 31, 2008

Amounts in thousands

Foreign Currency Exchange Contracts

Amount Sold		Amount Bought		Settlement Date	Unrealized Appreciation (Depreciation) $
USD	118	AUD	171	01/05/09	1
USD	22	AUD	31	03/18/09	—
USD	501	AUD	732	03/18/09	6
USD	686	AUD	1,034	03/18/09	30
USD	742	AUD	1,085	03/18/09	9
USD	1,001	AUD	1,465	03/18/09	13
USD	6	CHF	6	01/05/09	—
USD	7	CHF	8	01/06/09	—
USD	283	CHF	299	01/06/09	(2)
USD	343	CHF	400	03/18/09	32
USD	344	CHF	400	03/18/09	32
USD	344	CHF	400	03/18/09	32
USD	344	CHF	400	03/18/09	32
USD	630	CHF	664	03/18/09	(6)
USD	28	DKK	155	03/18/09	1
USD	28	DKK	155	03/18/09	1
USD	28	DKK	155	03/18/09	1
USD	28	DKK	155	03/18/09	1
USD	70	DKK	373	03/18/09	(1)
USD	85	EUR	60	01/02/09	(1)
USD	243	EUR	172	01/02/09	(4)
USD	31	EUR	22	01/05/09	—
USD	57	EUR	41	01/06/09	—
USD	280	EUR	200	03/18/09	(3)
USD	431	EUR	300	03/18/09	(15)
USD	645	EUR	500	03/18/09	49
USD	683	EUR	485	03/18/09	(10)
USD	692	EUR	516	03/18/09	23
USD	692	EUR	516	03/18/09	23
USD	1,265	EUR	1,000	03/18/09	121
USD	1,288	EUR	1,000	03/18/09	99
USD	2,840	EUR	2,218	03/18/09	236
USD	2,840	EUR	2,218	03/18/09	236
USD	2,841	EUR	2,218	03/18/09	235
USD	2,841	EUR	2,218	03/18/09	235
USD	2,850	EUR	2,218	03/18/09	226
USD	17	GBP	12	01/02/09	—
USD	87	GBP	58	03/18/09	(4)
USD	87	GBP	58	03/18/09	(5)
USD	87	GBP	58	03/18/09	(4)
USD	88	GBP	58	03/18/09	(5)
USD	147	GBP	100	03/18/09	(4)
USD	155	GBP	100	03/18/09	(12)
USD	206	GBP	138	03/18/09	(9)
USD	206	GBP	138	03/18/09	(9)
USD	591	GBP	400	03/18/09	(17)
USD	1,187	GBP	809	03/18/09	(26)
USD	1,189	GBP	809	03/18/09	(28)
USD	1,189	GBP	809	03/18/09	(27)
USD	1,190	GBP	809	03/18/09	(29)
USD	1,192	GBP	809	03/18/09	(31)

Foreign Currency Exchange Contracts
Amount Sold		Amount Bought		Settlement Date	Unrealized Appreciation (Depreciation) $
USD	1,752	GBP	1,210	03/18/09	(15)
USD	19	HKD	147	03/18/09	—
USD	24	HKD	190	03/18/09	—
USD	24	HKD	190	03/18/09	—
USD	24	HKD	190	03/18/09	—
USD	24	HKD	190	03/18/09	—
USD	41	HKD	318	03/18/09	—
USD	436	JPY	40,000	03/18/09	6
USD	545	JPY	50,000	03/18/09	8
USD	562	JPY	50,000	03/18/09	(9)
USD	908	JPY	82,141	03/18/09	(1)
USD	909	JPY	82,141	03/18/09	(1)
USD	909	JPY	82,141	03/18/09	(1)
USD	911	JPY	82,141	03/18/09	(3)
USD	2,172	JPY	201,000	03/18/09	49
USD	2,179	JPY	201,000	03/18/09	41
USD	2,179	JPY	201,000	03/18/09	41
USD	2,179	JPY	201,000	03/18/09	41
USD	2,182	JPY	201,000	03/18/09	39
USD	166	NOK	1,162	01/02/09	—
USD	72	NOK	506	03/18/09	(1)
USD	72	NOK	506	03/18/09	(1)
USD	73	NOK	506	03/18/09	(1)
USD	73	NOK	506	03/18/09	(1)
USD	786	NZD	1,434	03/18/09	45
USD	786	NZD	1,434	03/18/09	45
USD	787	NZD	1,434	03/18/09	44
USD	787	NZD	1,434	03/18/09	44
USD	92	SEK	713	01/07/09	(2)
USD	2	SGD	3	01/05/09	—
USD	22	SGD	32	03/18/09	1
USD	22	SGD	32	03/18/09	—
USD	22	SGD	32	03/18/09	—
USD	22	SGD	32	03/18/09	—
AUD	31	USD	22	01/06/09	—
AUD	7	USD	5	03/18/09	—
AUD	7	USD	5	03/18/09	—
AUD	7	USD	5	03/18/09	—
AUD	7	USD	5	03/18/09	—
AUD	171	USD	117	03/18/09	(1)
CAD	—	USD	—	01/02/09	—
CHF	299	USD	283	03/18/09	2
CHF	832	USD	711	03/18/09	(70)
CHF	832	USD	711	03/18/09	(70)
DKK	373	USD	71	01/06/09	1
DKK	78	USD	15	03/18/09	—
DKK	171	USD	31	03/18/09	(1)
EUR	441	USD	622	01/05/09	9
EUR	216	USD	305	01/06/09	5
EUR	41	USD	57	03/18/09	—
EUR	100	USD	137	03/18/09	(2)

See accompanying notes which are an integral part of the financial statements.

48	Non-U.S. Fund

Russell Investment Funds

Non-U.S. Fund

Schedule of Investments, continued — December 31, 2008

Amounts in thousands

Foreign Currency Exchange Contracts

Amount Sold		Amount Bought		Settlement Date	Unrealized Appreciation (Depreciation) $

EUR	200	USD	285	03/18/09	8
EUR	203	USD	285	03/18/09	3
EUR	342	USD	463	03/18/09	(11)
EUR	342	USD	464	03/18/09	(11)
EUR	342	USD	463	03/18/09	(12)
EUR	342	USD	463	03/18/09	(12)
EUR	350	USD	445	03/18/09	(40)
EUR	650	USD	840	03/18/09	(61)
EUR	700	USD	955	03/18/09	(15)
EUR	1,400	USD	1,817	03/18/09	(123)
EUR	1,809	USD	2,542	03/18/09	34
EUR	2,000	USD	2,889	03/18/09	116
GBP	94	USD	138	03/18/09	3
GBP	300	USD	457	03/18/09	27
GBP	300	USD	460	03/18/09	29
GBP	400	USD	590	03/18/09	15
HKD	92	USD	12	01/02/09	—
HKD	117	USD	15	01/02/09	—
HKD	147	USD	19	01/05/09	—
HKD	140	USD	18	03/18/09	—
JPY	3,846	USD	42	03/18/09	—
JPY	20,000	USD	224	03/18/09	3
JPY	26,273	USD	290	03/18/09	—
JPY	60,000	USD	663	03/18/09	—
JPY	70,000	USD	759	03/18/09	(15)
JPY	70,300	USD	775	03/18/09	(2)
JPY	105,911	USD	1,169	03/18/09	(2)
JPY	150,000	USD	1,683	03/18/09	26
NOK	1,012	USD	146	03/18/09	2
NOK	1,012	USD	146	03/18/09	2
NZD	56	USD	32	03/18/09	—
SEK	708	USD	89	03/18/09	(1)
SEK	708	USD	89	03/18/09	(1)
SEK	713	USD	92	03/18/09	2
SEK	2,547	USD	316	03/18/09	(6)
SEK	2,547	USD	316	03/18/09	(6)
SEK	2,547	USD	316	03/18/09	(6)
SEK	2,547	USD	317	03/18/09	(5)
SGD	3	USD	2	03/18/09	—
SGD	6	USD	4	03/18/09	—
SGD	11	USD	7	03/18/09	—

Total Unrealized Appreciation (Depreciation) on Open Foreign Currency Exchange Contracts					1,604

See accompanying notes which are an integral part of the financial statements.

Non-U.S. Fund	49

Russell Investment Funds

Non-U.S. Fund

Schedule of Investments, continued — December 31, 2008

Amounts in thousands (except share amounts)

Industry Diversification (Unaudited)	% of Net Assets	Market Value $

Auto and Transportation	3.2	8,212
Consumer Discretionary	9.1	23,405
Consumer Staples	12.3	31,514
Financial Services	24.4	62,517
Health Care	9.5	24,280
Integrated Oils	5.8	14,794
Materials and Processing	8.8	22,633
Miscellaneous	1.2	3,018
Other Energy	1.0	2,504
Producer Durables	7.1	18,176
Technology	4.9	12,415
Utilities	8.7	22,176
Warrants & Rights	—	81
Other Securities	9.5	24,227

Total Investments	105.5	269,952
Other Assets and Liabilities, Net	(5.5)	(14,202)

Net Assets	100.0	255,750

Geographic Diversification (Unaudited)	% of Net Assets	Market Value $

Africa	0.4	1,058
Asia	5.0	12,743
Europe	39.5	101,178
Japan	19.1	48,766
Latin America	1.1	2,913
Middle East	0.5	1,235
Other Regions	12.1	31,074
United Kingdom	18.3	46,758
Other Securities	9.5	24,227

Total Investments	105.5	269,952
Other Assets and Liabilities, Net	(5.5)	(14,202)

Net Assets	100.0	255,750

See accompanying notes which are an integral part of the financial statements.

50	Non-U.S. Fund

Russell Investment Funds

Non-U.S. Fund

Presentation of Portfolio Holdings — December 31, 2008

Catagories	% of Net Assets

Australia	1.8
Austria	0.3
Belgium	0.2
Bermuda	0.3
Brazil	0.4
Canada	1.5
Cayman Islands	0.1
China	0.2
Czech Republic	0.2
Denmark	0.3
Finland	0.8
France	12.3
Germany	7.3
Hong Kong	0.7
India	0.2
Indonesia	—	*
Israel	0.5
Italy	1.7
Japan	19.1
Luxembourg	—	*
Malaysia	0.1
Mauritius	—	*
Mexico	0.3
Netherlands	3.8
Netherlands Antilles	—	*
Norway	0.2
Portugal	0.2
Singapore	0.7
South Africa	0.4
South Korea	0.5
Spain	1.2
Sweden	1.3
Switzerland	8.9
Taiwan	0.6
Thailand	0.1
United Kingdom	18.3
United States	1.2
Preferred Stocks	0.5
Warrants & Rights	—	*
Short-Term Investments	9.5
Other Securities	9.8

Total Investments	105.5
Other Assets and Liabilities, Net	(5.5)

	100.0

Futures Contracts	0.2
Foreign Currency Exchange Contracts	0.6

*	Less than .05% of net assets.

See accompanying notes which are an integral part of the financial statements.

Non-U.S. Fund	51

Russell Investment Funds

Core Bond Fund

Portfolio Management Discussion and Analysis — December 31, 2008 (Unaudited)

Core Bond Fund
	Total Return
1 Year	(3.87)%
5 Years	2.68	%§
10 Years	4.47	%§

Barclays Capital U.S. Aggregate Bond Index **
	Total Return
1 Year	5.24%
5 Years	4.65	%§
10 Years	5.63	%§

*	Assumes initial investment on January 1, 1999.

**	On October 31, 2008, Barclays Capital, which acquired the Lehman family of indexes in September 2008, announced that it would be re-branding Lehman indexes under the Barclays Capital name; the underlying index structures are to remain unchanged. As a result, the Lehman Brothers Aggregate Bond Index has been renamed the Barclays Capital U.S. Aggregate Bond Index.

Barclays Capital U.S. Aggregate Bond Index is composed of securities from Barclays Capital U.S. Government/Corporate Bond Index, Mortgage-Backed Securities Index, and the Asset-Backed Securities Index. Total return comprises price appreciation/depreciation and income as a percentage of the original investment. Indexes are rebalanced monthly by market capitalization.

§	Annualized.

The performance shown in this section does not reflect any Insurance Company Separate Account or Policy Charges. Performance is historical and assumes reinvestment of all dividends and capital gains. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than when purchased. Past performance is not indicative of future results.

52	Core Bond Fund

Russell Investment Funds

Core Bond Fund

Portfolio Management Discussion and Analysis — December 31, 2008 (Unaudited)

The Core Bond Fund (the “Fund”) allocates most of its assets among multiple money managers. Russell Investment Management Company (“RIMCo”), as the Fund’s advisor, may change the allocation of the Fund’s assets among money managers at any time. An exemptive order from the Securities and Exchange Commission (SEC) permits RIMCo to engage or terminate a money manager at any time, subject to the approval by the Fund’s Board without a shareholder vote. Pursuant to the terms of the exemptive order, the Fund is required to notify its shareholders within 60 days of when a money manager begins providing services. The Fund currently has three money managers.

What is the Fund’s investment objective?

The Fund seeks to provide current income, and as a secondary objective, capital appreciation.

How did the Fund perform relative to its benchmark for the fiscal year ended December 31, 2008?

For the fiscal year ended December 31, 2008, the Core Bond Fund lost 3.87%. This compared to its benchmark the Barclays Capital U.S. Aggregate Bond Index, which gained 5.24% during the same period. The Fund’s performance includes operating expenses, whereas Index returns are unmanaged and do not include expenses of any kind.

For the year ended December 31, 2008, the Lipper® BBB Rated Corp Debt Funds (VIP) Average lost 4.86%. This result serves as a peer comparison and is expressed net of operating expenses.

How did the market conditions described in the Market Summary report affect the Fund’s performance?

Investors’ departure from investments with more risk to the relative safety of U.S. Treasuries and the subsequent re-pricing of risk (i.e., the market demanding increased compensation for assuming a given level of risk) impacted nearly all non-Treasury fixed income investments. As a result, non-Treasury investments posted lower returns than the benchmark. The Fund’s money managers typically invest in non-Treasury sectors. As a result, the Fund underperformed its benchmark. However, the managers’ sector allocation and security selection decisions resulted in the Fund outperforming its peers as measured by the Lipper® BBB Rated Corp Debt Funds (VIP) Average.

The decrease in interest rates across the yield curve had little impact on Fund performance as the Fund’s money managers implemented offsetting duration strategies. Several managers anticipated the decline in interest rates and increased sensitivity to interest rates (also called increased duration) which had a positive impact on their returns. Other managers decreased duration exposure expecting that interest rates would rise in response to the fact that inflation had been a concern during part of the year stemming from exceptionally high oil prices. This positioning detracted from their performance. In general, as interest rates decline bond prices increase and vice versa. The benefits of the long duration positioning by some managers were offset by the negative effects of the short duration positioning by other managers.

Finally, as the Federal Reserve decreased the federal funds target rate, short-term yields declined relative to yields at the intermediate portion and long end of the yield curve, resulting in a relative shift in yields otherwise known as yield curve “steepening.” This yield curve movement benefited the Fund as several of the Fund’s money managers anticipated the change and varied the maturity of their securities accordingly.

How did the investment strategies and techniques employed by the Fund and its money managers affect its performance?

By far, the largest affect on the Fund’s underperformance relative to benchmark was from the re-pricing of risk (i.e., the market demanding increased compensation for assuming a given level of risk), the fundamental concern regarding the consumer’s ability to make mortgage payments, and the negative impact that market and credit issues had on virtually all non-Treasury segments of the fixed income markets. The Fund had a material overweight to mortgage-backed securities. This contributed significantly to the Fund’s benchmark-relative underperformance. An overweight to and security selection in consumer-related asset-backed securities, and exposure to investment grade and high yield corporate securities that were hard hit by the weakening economic environment, also detracted from Fund performance.

Interest rates across maturities on the yield curve decreased and the curve “steepened” over the calendar year. Several of the Fund’s money managers, most notably Pacific Investment Management Company LLC (“PIMCO”), and to a lesser extent Goldman Sachs Asset Management, L.P., anticipated the change in interest rates and positioned their portfolios to benefit from these changes.

All of the Fund’s money managers underperformed in this historically challenging environment. Goldman underperformed by the largest amount. Goldman’s underperformance was driven by mortgage-related exposure, but this was partially mitigated by its long duration positioning. PIMCO had the least amount of underperformance. Though PIMCO’s performance suffered due to security selection within investment grade corporate bonds (notably financials) and mortgage exposure, its yield curve positioning provided a degree of downside protection.

The managers who were in the Fund for only a part of the year also underperformed. Bear Stearns Asset Management Inc. was replaced by Metropolitan West Asset Management, LLC in March 2008. Bear Stearns’ underperformed given their underweight to Treasuries and overweight to mortgage-backed and high yield securities. Metropolitan West underperformed largely due to their overweight to and security selection within mortgage-backed securities.

Core Bond Fund	53

Russell Investment Funds

Core Bond Fund

Portfolio Management Discussion and Analysis — December 31, 2008 (Unaudited)

The Fund’s performance shown throughout this report was based on valuations calculated in accordance with Generally Accepted Accounting Principles (GAAP) and in accordance with a newly effective accounting statement (SFAS 157), reflects the December 31, 2008 market value of the pooled investment vehicle in which the Fund invested its cash collateral received in securities lending transactions. This market value is lower than the vehicle’s amortized cost per unit. This had a negative impact on the Fund’s benchmark relative performance.

54	Core Bond Fund

Russell Investment Funds

Core Bond Fund

Portfolio Management Discussion — December 31, 2008 (Unaudited)

Describe any changes to the Fund’s structure or the money manager line-up.

In March 2008, Bear Stearns Asset Management Inc. was replaced by Metropolitan West Asset Management, LLC.

Money Managers as of December 31, 2008	Styles
Goldman Sachs Asset Management, L.P.	Fully Discretionary
Metropolitan West Asset Management, LLC	Sector Rotation
Pacific Investment Management Company LLC	Fully Discretionary

The views expressed in this report reflect those of the portfolio managers only through the end of the period covered by the report. These views do not necessarily represent the views of RIMCo, or any other person in RIMCo or any other affiliated organization. These views are subject to change at any time based upon market conditions or other events, and RIMCo disclaims any responsibility to update the views contained herein. These views should not be relied on as investment advice and, because investment decisions for Russell Investment Funds (RIF) are based on numerous factors, should not be relied on as an indication of investment decisions of any RIF Fund.

Core Bond Fund	55

Russell Investment Funds

Core Bond Fund

Shareholder Expense Example — December 31, 2008 (Unaudited)

Fund Expenses

The following disclosure provides important information regarding each Fund’s Expense Example, which appears on each Fund’s individual page in this Annual Report. Please refer to this information when reviewing the Expense Example for a Fund.

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including management fees and other Fund expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period indicated, which for this Fund is from July 1, 2008 to December 31, 2008.

Actual Expenses

The information in the table under the heading “Actual Performance” provides information about actual account values and actual expenses. You may use the information in this column, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first column in the row entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical Performance (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the information under the heading “Hypothetical Performance (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. The fee and expenses shown in this section do not reflect any Insurance Company Separate Account or Policy Charges.

	Actual Performance	Hypothetical Performance (5% return before expenses)

Beginning Account Value
July 1, 2008	$1,000.00	$1,000.00
Ending Account Value
December 31, 2008	$970.84	$1,021.62
Expenses Paid During Period*	$3.47	$3.56

*	Expenses are equal to the Fund’s annualized expense ratio of 0.70% (representing the one-half year period annualized), multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period). Reflects amounts waived and/or reimbursed. Without the waiver and/or reimbursement, expenses would have been higher.

56	Core Bond Fund

Russell Investment Funds

Core Bond Fund

Schedule of Investments — December 31, 2008

Amounts in thousands (except share amounts)

	Principal Amount ($) or Shares	Market Value $

Long-Term Investments - 111.7%
Asset-Backed Securities - 4.7%
Access Group, Inc. (Ê) Series 2008-1 Class A 4.835% due 10/27/25	900	828
Accredited Mortgage Loan Trust (Ê) Series 2004-2 Class A2 0.771% due 07/25/34	37	14
ACE Securities Corp. (Ê) Series 2003-OP1 Class M2 1.971% due 12/25/33	35	26
Series 2005-SD3 Class A 0.871% due 08/25/45	175	141
Aegis Asset Backed Securities Trust (Ê) Series 2003-3 Class M2 2.946% due 01/25/34	110	51
American Express Credit Account Master Trust (Ê)(Þ) Series 2004-C Class C 1.695% due 02/15/12	32	28
Ameriquest Mortgage Securities, Inc. (Ê) Series 2002-D Class M1 4.221% due 02/25/33	90	48
Series 2004-R8 Class A5 0.841% due 09/25/34	12	12
Series 2004-R10 Class A5 0.861% due 11/25/34	—	1
ARES CLO Funds (Ê)(Þ) Series 2005-10A Class A3 2.088% due 09/18/17	520	393
Bank of America Credit Card Trust (Ê) Series 2008-A1 Class A1 1.775% due 04/15/13	200	182
Bayview Financial Acquisition Trust Series 2006-A Class 1A3 5.865% due 02/28/41	190	101
Centex Home Equity (Ê) Series 2006-A Class AV4 0.721% due 06/25/36	700	312
CIT Mortgage Loan Trust (Ê)(Å) Series 2007-1 Class 2A1 1.471% due 10/25/37	328	267
Series 2007-1 Class 2A2 1.721% due 10/25/37	130	49
Series 2007-1 Class 2A3 1.921% due 10/25/37	180	61
Citigroup Mortgage Loan Trust, Inc. (Ê) Series 2006-WFH Class A2 0.571% due 10/25/36	827	758
Series 2007-AMC Class A2A 0.531% due 05/25/37	459	368
Countrywide Asset-Backed Certificates Series 2004-AB2 Class M3 (Ê) 1.071% due 05/25/36	95	28
Series 2004-BC1 Class M1 (Ê) 0.971% due 02/25/34	95	58

	Principal Amount ($) or Shares	Market Value $
Series 2006-11 Class 1AF4 6.300% due 09/25/46	170	60
Countrywide Home Equity Loan Trust (Ê) Series 2006-HW Class 2A1B 1.345% due 11/15/36	528	256
First Franklin Mortgage Loan Asset Backed Certificates (Ê) Series 2006-FF1 Class A3 0.521% due 11/25/36	118	107
Series 2007-FF1 Class A2B 0.561% due 01/25/38	1,000	732
GMAC Mortgage Corp. Loan Trust Series 2007-HE3 Class 1A1 7.000% due 09/25/37	76	25
Series 2007-HE3 Class 2A1 7.000% due 09/25/37	80	22
GSAA Trust (Ê) Series 2006-2 Class 2A3 0.741% due 12/25/35	320	272
Series 2006-4 Class 1A2 5.993% due 03/25/36	215	51
Series 2006-4 Class 3A1 6.103% due 03/25/36	1,476	683
GSAMP Trust (Ê) Series 2003-HE2 Class M1 1.121% due 08/25/33	72	51
Series 2004-SEA Class A2A 0.761% due 03/25/34	28	27
HFC Home Equity Loan Asset Backed Certificates (Ê) Series 2005-1 Class A 0.798% due 01/20/34	200	137
Series 2007-1 Class AS 0.708% due 03/20/36	814	462
Series 2007-3 Class APT 1.708% due 11/20/36	358	209
HSI Asset Securitization Corp. Trust (Ê) Series 2006-HE2 Class 2A1 0.521% due 12/25/36	39	34
Indymac Residential Asset Backed Trust (Ê) Series 2006-H2 Class A 0.621% due 06/28/36	342	174
Lehman XS Trust (Ê)(Ø) Series 2005-1 Class 2A2 1.971% due 07/25/35	81	62
Series 2005-5N Class 3A1A 0.771% due 11/25/35	439	204
Series 2005-7N Class 1A1A 0.741% due 12/25/35	483	222
Series 2006-2N Class 1A2 0.811% due 02/25/46	211	46
Series 2006-16N Class A1A 0.551% due 11/25/46	116	107
Series 2006-16N Class A4A 0.661% due 11/25/46	751	322

Core Bond Fund	57

Russell Investment Funds

Core Bond Fund

Schedule of Investments, continued — December 31, 2008

Amounts in thousands (except share amounts)

	Principal Amount ($) or Shares	Market Value $

Long Beach Mortgage Loan Trust (Ê) Series 2004-4 Class 1A1 0.751% due 10/25/34	5	2
Series 2006-9 Class 2A1 0.531% due 10/25/36	247	234
Mastr Asset Backed Securities Trust (Ê) Series 2003-WMC Class M2 2.946% due 08/25/33	57	20
Series 2006-WMC Class A4 0.631% due 08/25/36	850	244
Morgan Stanley ABS Capital I (Ê) Series 2003-NC8 Class M3 3.621% due 09/25/33	32	4
Series 2006-HE7 Class A2A 0.521% due 09/25/36	215	203
New Century Home Equity Loan Trust (Ê) Series 2004-4 Class M2 1.001% due 02/25/35	215	144
Option One Mortgage Loan Trust (Ê) Series 2003-2 Class M2 3.021% due 04/25/33	40	16
Series 2003-3 Class M3 3.471% due 06/25/33	29	4
Series 2003-4 Class M2 2.121% due 07/25/33	27	12
Park Place Securities, Inc. (Ê) Series 2005-WCW Class M1 0.921% due 09/25/35	210	114
Popular ABS Mortgage Pass-Through Trust Series 2005-6 Class A3 5.680% due 01/25/36	227	206
Renaissance Home Equity Loan Trust Series 2005-1 Class M1 5.357% due 05/25/35	67	40
Series 2005-2 Class AF4 4.934% due 08/25/35	85	57
Series 2006-1 Class AF6 5.746% due 05/25/36	175	134
Residential Asset Mortgage Products, Inc. Series 2003-RS1 Class AI6A 5.980% due 12/25/33	161	89
Series 2006-RZ4 Class A1A (Ê) 0.551% due 10/25/36	288	267
Residential Asset Securities Corp. Series 2003-KS2 Class MI1 4.800% due 04/25/33	258	181
Series 2003-KS2 Class MI3 6.100% due 04/25/33	64	22
Series 2003-KS4 Class AIIB (Ê) 1.051% due 06/25/33	43	25
Series 2006-KS9 Class AI1 (Ê) 0.541% due 11/25/36	58	56
Series 2007-KS2 Class AI1 (Ê) 0.541% due 02/25/37	233	204
SBI Heloc Trust (Ê)(Þ) Series 2006-1A Class 1A2A 0.641% due 08/25/36	65	61

	Principal Amount ($) or Shares	Market Value $
SLM Student Loan Trust (Ê) Series 2007-3 Class A1 3.525% due 10/27/14	341	330
Series 2008-2 Class A1 3.835% due 01/26/15	93	92
Series 2008-7 Class A2 4.035% due 10/25/17	2,800	2,629
Small Business Administration Series 2000-P10 Class 1 7.449% due 08/10/10	5	5
Series 2005-20G Class 1 4.750% due 07/01/25	794	799
Soundview Home Equity Loan Trust Series 2006-WF1 Class A2 5.645% due 10/25/36	290	281
Structured Asset Investment Loan Trust (Ê) Series 2005-3 Class M2 0.911% due 04/25/35	120	40
Structured Asset Securities Corp. (Ê) Series 2006-BC3 Class A2 0.521% due 10/25/36	92	85
Series 2007-BC3 Class 2A2 0.611% due 08/25/09	920	479

		15,070

Corporate Bonds and Notes - 18.9%
Ace Capital Trust II 9.700% due 04/01/30	175	134
Allied Waste North America, Inc. Series B 7.125% due 05/15/16	90	82
Allstate Life Global Funding Trusts 5.375% due 04/30/13	200	197
Altria Group, Inc. 9.700% due 11/10/18	275	297
American Electric Power Co., Inc. (Ñ) Series C 5.375% due 03/15/10	35	35
American Express Bank FSB Series BKNT 5.500% due 04/16/13	300	284
6.000% due 09/13/17	400	375
American Express Centurion Bank Series BKN1 6.000% due 09/13/17	400	375
American Express Co. 7.000% due 03/19/18	200	202
American General Finance Corp. 4.875% due 05/15/10	225	134
6.900% due 12/15/17	400	173
American International Group, Inc. 4.700% due 10/01/10	20	18
5.850% due 01/16/18	900	603
Americo Life, Inc. (Å) 7.875% due 05/01/13	75	71
Amgen, Inc. 6.900% due 06/01/38	1,000	1,142

58	Core Bond Fund

Russell Investment Funds

Core Bond Fund

Schedule of Investments, continued — December 31, 2008

Amounts in thousands (except share amounts)

	Principal Amount ($) or Shares	Market Value $

ANZ Capital Trust (ƒ)(Þ) 4.484% due 12/31/49	225	174
Appalachian Power Co. Series O 5.650% due 08/15/12	65	62
ArcelorMittal USA (Ñ) 6.500% due 04/15/14	210	149
Arizona Public Service Co. 5.800% due 06/30/14	100	84
6.250% due 08/01/16	150	121
AT&T, Inc. 4.950% due 01/15/13	200	201
5.500% due 02/01/18	200	202
6.300% due 01/15/38	975	1,031
6.400% due 05/15/38	400	428
Bank of America Corp. 5.625% due 10/14/16	115	113
6.000% due 09/01/17	335	340
5.750% due 12/01/17	490	489
5.650% due 05/01/18	175	176
8.000% due 12/29/49 (ƒ)	2,500	1,798
8.125% due 12/29/49 (ƒ)	375	280
Bank of America NA (Ê) Series BKNT 2.276% due 06/15/16	200	134
BankAmerica Capital III (Ê) Series* 5.323% due 01/15/27	350	186
Bear Stearns Cos. LLC (The) 4.903% due 07/19/10 (Ê)	600	581
6.950% due 08/10/12	600	623
7.250% due 02/01/18	645	707
Bellsouth Telecommunications, Inc. 7.000% due 12/01/95	245	192
BNP Paribas Capital Trust (ƒ)(Ñ)(Å) 9.003% due 12/29/49	450	276
Boardwalk Pipelines, LP 5.875% due 11/15/16	225	188
Burlington Northern Santa Fe Corp. 6.875% due 12/01/27	25	25
6.750% due 03/15/29	10	10
Calpine Construction Finance Co., LP and CCFC Finance Corp. (Ê)(Þ) 11.603% due 08/26/11	300	274
Caterpillar Financial Services Corp. 4.850% due 12/07/12	100	95
Catlin Insurance Co., Ltd. (ƒ)(Å) 7.249% due 12/31/49	100	40
Cellco Partnership (Þ) 8.500% due 11/15/18	225	264
CenterPoint Energy Houston Electric LLC (Ñ) Series J2 5.700% due 03/15/13	110	105
CenterPoint Energy Resources Corp. 6.125% due 11/01/17	50	42
Series B 7.875% due 04/01/13	165	153

	Principal Amount ($) or Shares	Market Value $
Chubb Corp. 6.375% due 03/29/67	175	109
Series 1 6.500% due 05/15/38	50	48
Citigroup Capital XXI 8.300% due 12/21/57	250	193
Citigroup, Inc. 5.500% due 08/27/12	200	194
5.500% due 04/11/13	700	682
5.850% due 07/02/13	425	410
6.500% due 08/19/13	565	570
4.700% due 05/29/15	50	43
5.850% due 08/02/16 (Ñ)	55	53
6.000% due 08/15/17	400	398
6.125% due 11/21/17	405	409
6.125% due 08/25/36	300	269
6.875% due 03/05/38	325	370
8.400% due 04/29/49 (ƒ)	750	495
CNA Financial Corp. 6.500% due 08/15/16	125	89
Columbus Southern Power Co. Series C 5.500% due 03/01/13	10	10
Comcast Cable Communications Holdings, Inc. (Ñ) 9.455% due 11/15/22	125	140
Comcast Cable Holdings LLC 9.800% due 02/01/12	180	190
7.875% due 08/01/13	245	252
Comcast Corp. (Ñ) 5.500% due 03/15/11	100	98
Comcast Holdings Corp. 10.625% due 07/15/12	125	133
Commonwealth Edison Co. 6.950% due 07/15/18	50	47
5.900% due 03/15/36	75	62
Series 105 5.400% due 12/15/11	125	122
Community Health Systems, Inc. (Ñ) Series WI 8.875% due 07/15/15	235	216
Continental Airlines, Inc. Series 071A 5.983% due 04/19/22	150	101
Series 991A 6.545% due 08/02/20	298	238
Countrywide Financial Corp. Series MTN 5.800% due 06/07/12	100	97
Countrywide Home Loans, Inc. Series MTNL 4.000% due 03/22/11	290	276
COX Communications, Inc. 4.625% due 01/15/10	350	339
5.875% due 12/01/16 (Þ)	75	67
Credit Suisse USA, Inc. 5.500% due 08/15/13	45	44
4.875% due 01/15/15 (Ñ)	55	50

Core Bond Fund	59

Russell Investment Funds

Core Bond Fund

Schedule of Investments, continued — December 31, 2008

Amounts in thousands (except share amounts)

	Principal Amount ($) or Shares	Market Value $

CSC Holdings, Inc. (Ñ) Series WI 6.750% due 04/15/12	90	82
CSX Corp. 6.250% due 03/15/18	75	69
DCP Midstream LLC 6.875% due 02/01/11	20	19
Dell, Inc. (Ñ) 4.700% due 04/15/13	400	376
Delta Air Lines, Inc. Series 00A2 7.570% due 11/18/10	205	172
Series 01A2 7.111% due 09/18/11	400	320
Detroit Edison Co. (The) 6.350% due 10/15/32	50	47
DPL, Inc. 6.875% due 09/01/11	193	190
Echostar DBS Corp. (Ñ) 7.125% due 02/01/16	125	104
El Paso Corp. (Ñ) 8.050% due 10/15/30	200	130
El Paso Natural Gas Co. 7.500% due 11/15/26	100	83
Energy Transfer Partners, LP 5.950% due 02/01/15	325	279
6.700% due 07/01/18	200	169
Enterprise Products Operating LLC 4.950% due 06/01/10	125	120
6.500% due 01/31/19	100	84
8.375% due 08/01/66	100	55
Federal Express Corp. 7.600% due 07/01/97	75	68
Fifth Third Bancorp 8.250% due 03/01/38	1,100	909
FirstEnergy Corp. Series B 6.450% due 11/15/11	280	265
Series C 7.375% due 11/15/31	125	118
Ford Motor Credit Co. LLC 7.875% due 06/15/10	200	160
Frontier Communications Corp. (Ñ) 9.250% due 05/15/11	125	119
General Electric Capital Corp. 4.573% due 01/20/10 (Ê)	200	191
5.875% due 01/14/38	300	294
6.375% due 11/15/67 (Ñ)	1,900	1,194
Series GMTN (Ñ) 5.500% due 04/28/11	220	225
Series MTNA (Ê)(Ñ) 2.256% due 09/15/14	300	231
General Electric Co. 5.250% due 12/06/17	150	150
Goldman Sachs Group, Inc. (The) 4.500% due 06/15/10 (Ñ)	125	123
4.750% due 07/15/13 (Ñ)	350	315

	Principal Amount ($) or Shares	Market Value $
6.250% due 09/01/17	600	582
6.150% due 04/01/18	150	144
6.750% due 10/01/37	800	649
Series MTNB (Ê)(Ñ) 4.459% due 07/22/15	100	70
GrafTech Finance, Inc. 10.250% due 02/15/12	12	11
HCA, Inc. 9.125% due 11/15/14 (Ñ)	125	116
9.250% due 11/15/16	235	216
HCP, Inc. 5.950% due 09/15/11	300	249
Historic TW, Inc. 8.050% due 01/15/16	195	193
HSBC Finance Corp. (Ê) 2.179% due 03/12/10	300	273
2.638% due 05/10/10	100	90
Idearc, Inc. (Ñ) 8.000% due 11/15/16	125	9
ING Capital Funding Trust III (ƒ) 8.439% due 12/29/49	275	138
Inmarsat Finance PLC 10.375% due 11/15/12	125	111
International Lease Finance Corp. (Ñ) 4.950% due 02/01/11	100	72
International Paper Co. 5.850% due 10/30/12	510	440
Jackson National Life Fund LLC (Ê) 2.981% due 08/06/11	2,800	2,668
Jersey Central Power & Light Co. (Ñ) 5.625% due 05/01/16	90	84
JPMorgan Chase Capital XIII (Ê) Series M 2.418% due 09/30/34	480	343
JPMorgan Chase & Co. 5.375% due 01/15/14 (Ñ)	170	172
6.000% due 01/15/18 (Ñ)	200	211
6.400% due 05/15/38	323	382
Series 1 (ƒ) 7.900% due 04/29/49	840	699
JPMorgan Chase Bank NA Series BKNT 5.875% due 06/13/16	70	70
6.000% due 10/01/17	400	403
Kerr-McGee Corp. 6.950% due 07/01/24	125	110
KeyBank NA (Ê) Series BKNT 4.467% due 06/02/10	300	289
Kinder Morgan Energy Partners, LP 5.950% due 02/15/18	700	597
Kraft Foods, Inc. 6.500% due 08/11/17	100	101
6.125% due 02/01/18	200	196
L-3 Communications Corp. Series B 6.375% due 10/15/15	125	117

60	Core Bond Fund

Russell Investment Funds

Core Bond Fund

Schedule of Investments, continued — December 31, 2008

Amounts in thousands (except share amounts)

	Principal Amount ($) or Shares	Market Value $

Lehman Brothers Holdings, Inc. (Ø) 2.951% due 05/25/10 (Ê)	200	18
5.625% due 01/24/13	200	19
6.200% due 09/26/14	200	19
Manufacturers & Traders Trust Co. 5.585% due 12/28/20	84	60
Merrill Lynch & Co., Inc. 6.050% due 08/15/12	100	99
5.450% due 02/05/13	200	192
6.400% due 08/28/17	325	326
6.875% due 04/25/18	500	523
MetLife, Inc. 6.125% due 12/01/11	205	202
6.400% due 12/15/36	100	60
Series A 6.817% due 08/15/18	200	190
Metropolitan Life Global Funding I (Ê)(Þ) 2.189% due 05/17/10	400	359
Midamerican Energy Holdings Co. 5.750% due 04/01/18	125	122
6.125% due 04/01/36	150	139
Mirant Mid Atlantic Trust Series A 8.625% due 06/30/12	295	268
Mohegan Tribal Gaming Authority (Ñ) 8.000% due 04/01/12	125	76
Morgan Stanley 4.233% due 05/14/10 (Ê)	400	372
4.209% due 03/01/13 (Ê)	600	612
4.953% due 10/18/16 (Ê)	435	299
6.250% due 08/28/17	100	85
5.950% due 12/28/17	125	104
6.625% due 04/01/18	450	395
Series GMTN 5.750% due 08/31/12	125	117
Series MTN (Ê)(Ñ) 4.843% due 01/15/10	300	276
Nationwide Life Global Funding I (Ê)(Þ) 2.439% due 05/19/10	1,900	1,856
Nelnet, Inc. 7.400% due 09/29/36	125	37
Nevada Power Co. Series L 5.875% due 01/15/15	100	96
New Cingular Wireless Services, Inc. 7.875% due 03/01/11	150	155
News America Holdings, Inc. 7.900% due 12/01/95	90	81
8.250% due 10/17/96	20	19
News America, Inc. 6.650% due 11/15/37	225	223
NGPL Pipeco LLC (Þ) 6.514% due 12/15/12	200	190
Nisource Finance Corp. 7.875% due 11/15/10	125	114
6.400% due 03/15/18	145	90

	Principal Amount ($) or Shares	Market Value $
Norfolk Southern Corp. 7.900% due 05/15/97	415	455
Ohio Power Co. (Ñ) Series F 5.500% due 02/15/13	20	19
Oncor Electric Delivery Co. (Þ) 6.800% due 09/01/18	550	527
ONEOK Partners, LP 6.650% due 10/01/36	100	77
6.850% due 10/15/37	100	79
Philip Morris International, Inc. 5.650% due 05/16/18	350	347
6.375% due 05/16/38	100	104
Phoenix Life Insurance Co. (Þ) 7.150% due 12/15/34	150	92
PNC Bank NA Series BKNT 6.875% due 04/01/18	250	266
Progress Energy, Inc. 7.100% due 03/01/11	77	76
5.625% due 01/15/16	40	37
Public Service Co. of New Mexico 7.950% due 05/15/18	260	212
Pulte Homes, Inc. 5.250% due 01/15/14	1,000	715
Qwest Corp. 7.625% due 06/15/15	100	82
RBS Capital Trust III (ƒ)(Ñ) 5.512% due 09/29/49	200	80
Reckson Operating Partnership, LP 5.150% due 01/15/11	92	68
Reinsurance Group of America, Inc. 6.750% due 12/15/65	75	28
Rohm & Haas Co. 6.000% due 09/15/17	100	91
Sabine Pass LNG, LP (Ñ) 7.250% due 11/30/13	275	201
Simon Property Group, LP 5.600% due 09/01/11	200	167
5.300% due 05/30/13	765	572
6.100% due 05/01/16	130	83
6.125% due 05/30/18 (Ñ)	175	118
SLM Corp. Series MTN 5.400% due 10/25/11	100	76
5.125% due 08/27/12	75	56
8.450% due 06/15/18	100	79
State Street Capital Trust III (ƒ) 8.250% due 12/29/49	200	155
Sun Life Financial Global Funding, LP (Ê)(Þ) 1.718% due 07/06/10	1,500	1,481
Swiss Re Capital I, LP (ƒ)(Þ) 6.854% due 05/29/49	225	72
Symetra Financial Corp. (Å) 6.125% due 04/01/16	150	123

Core Bond Fund	61

Russell Investment Funds

Core Bond Fund

Schedule of Investments, continued — December 31, 2008

Amounts in thousands (except share amounts)

	Principal Amount ($) or Shares	Market Value $

Target Corp. (Ñ) 5.125% due 01/15/13	400	395
Tennessee Gas Pipeline Co. (Ñ) 7.000% due 10/15/28	50	38
TEPPCO Partners, LP 6.650% due 04/15/18	250	202
Time Warner Cable, Inc. Series WI 5.400% due 07/02/12	300	280
6.550% due 05/01/37	75	72
Time Warner, Inc. 5.875% due 11/15/16	400	359
Travelers Cos., Inc. (The) 6.250% due 06/15/37	100	96
Union Electric Co. 6.400% due 06/15/17	205	187
Union Pacific Corp. 5.700% due 08/15/18	400	385
United States Steel Corp. 5.650% due 06/01/13	35	26
6.050% due 06/01/17	95	62
6.650% due 06/01/37	40	20
UnitedHealth Group, Inc. 5.250% due 03/15/11 (Ñ)	95	89
4.875% due 02/15/13 (Ñ)	200	187
6.000% due 06/15/17	35	32
Series WI 6.500% due 06/15/37	45	38
Valero Energy Corp. 6.625% due 06/15/37	225	165
Verizon Communications, Inc. 6.400% due 02/15/38	175	186
Wachovia Capital Trust III (ƒ) 5.800% due 03/15/42	125	74
Wachovia Corp. 5.500% due 05/01/13	450	445
5.625% due 10/15/16	100	91
5.750% due 06/15/17 (Ñ)	155	154
5.750% due 02/01/18 (Ñ)	500	501
Wells Fargo & Co. 5.625% due 12/11/17	800	835
Series K (ƒ)(Ñ) 7.980% due 02/28/49	3,585	3,056
Wells Fargo Capital XIII (ƒ) Series GMTN 7.700% due 12/29/49	150	124
Wells Fargo Capital XV (ƒ)(Ñ) 9.750% due 12/29/49	150	152
Windstream Corp. Series WI 8.625% due 08/01/16	125	111
XTO Energy, Inc. 6.500% due 12/15/18	325	315
ZFS Finance USA Trust I (Þ) 6.150% due 12/15/65	500	280

		60,233

	Principal Amount ($) or Shares	Market Value $
International Debt - 5.3%
America Movil SAB de CV 5.500% due 03/01/14	100	92
ANZ National International, Ltd. (Þ) 6.200% due 07/19/13	600	581
ArcelorMittal 6.125% due 06/01/18	300	205
AstraZeneca PLC 5.900% due 09/15/17	100	106
AXA SA (ƒ)(Þ) 6.463% due 12/14/18	100	44
Ballyrock CDO, Ltd. (Ê)(Å) Series 2005-3A Class A2 3.765% due 07/25/17	1,000	764
Barclays Bank PLC 5.450% due 09/12/12	1,300	1,316
6.050% due 12/04/17 (Þ)	200	176
Barrick Gold Financeco LLC (Ñ) 6.125% due 09/15/13	270	256
BAT International Finance PLC (Þ) 9.500% due 11/15/18	200	222
Black Diamond CLO, Ltd. (Ê)(Å) Series 2007-1A Class AD 3.758% due 04/29/19	1,000	700
BNP Paribas (ƒ) 5.186% due 06/29/49	300	170
Callidus Debt Partners Fund, Ltd. (Ê)(Å) Series 2003-2A Class A 2.649% due 05/15/15	973	779
Canadian Natural Resources, Ltd. 5.150% due 02/01/13	100	93
5.700% due 05/15/17	75	65
6.500% due 02/15/37	100	82
Credit Suisse NY 5.000% due 05/15/13	330	318
6.000% due 02/15/18	450	413
Deutsche Bank AG/London 6.000% due 09/01/17	600	637
Deutsche Telekom International Finance BV 5.375% due 03/23/11 (Ñ)	75	74
8.750% due 06/15/30	100	123
Egypt Government AID Bonds 4.450% due 09/15/15	295	319
EnCana Corp. 6.500% due 02/01/38	225	181
Endurance Specialty Holdings, Ltd. 6.150% due 10/15/15	100	87
Enel Finance International SA (Þ) 6.250% due 09/15/17	600	507
HBOS PLC (Þ) 6.750% due 05/21/18	825	726
HSBC Holdings PLC 6.500% due 05/02/36	100	102
6.500% due 09/15/37	100	102
Inco, Ltd. 5.700% due 10/15/15	175	144

62	Core Bond Fund

Russell Investment Funds

Core Bond Fund

Schedule of Investments, continued — December 31, 2008

Amounts in thousands (except share amounts)

	Principal Amount ($) or Shares	Market Value $

Ispat Inland ULC 9.750% due 04/01/14	689	590
Korea Development Bank (Ê) 1.565% due 04/03/10	900	869
Korea Electric Power Corp. (Þ) 5.125% due 04/23/34	60	53
Loomis Sayles, Ltd. (Ê)(Þ) Series 2006-1A Class A 3.765% due 10/26/20	1,500	999
MUFG Capital Finance 1, Ltd. (ƒ) 6.346% due 07/29/49	200	139
National Australia Bank, Ltd. (Þ) 5.350% due 06/12/13	800	771
Ras Laffan Liquefied Natural Gas Co., Ltd. III (Þ) 5.838% due 09/30/27	250	151
Resona Bank, Ltd. (ƒ)(Þ) 5.850% due 09/29/49	100	57
Resona Preferred Global Securities Cayman, Ltd. (ƒ)(Þ) 7.191% due 12/29/49	325	155
Rogers Communications, Inc. 6.800% due 08/15/18	200	202
Royal Bank of Scotland Group PLC 6.990% due 10/29/49 (ƒ)(Þ)	450	210
Series 1 (ƒ) 9.118% due 03/31/49	700	598
Santander Perpetual SA Unipersonal (ƒ)(Þ) 6.671% due 10/29/49	300	191
SMFG Preferred Capital USD 1, Ltd. (ƒ)(Þ) 6.078% due 01/29/49	100	67
Sumitomo Mitsui Banking Corp. (ƒ)(Þ) 5.625% due 07/29/49	300	222
Systems 2001 AT LLC (Þ) 7.156% due 12/15/11	73	64
Telecom Italia Capital SA 6.200% due 07/18/11	255	226
7.721% due 06/04/38	200	164
Thomson Reuters Corp. 6.500% due 07/15/18	225	205
TransCapitalInvest, Ltd. for OJSC AK Transneft (Þ) 8.700% due 08/07/18	100	64
Transocean, Ltd. 6.800% due 03/15/38	150	134
UBS AG 3.779% due 05/05/10 (Ê)	700	699
Series DPNT 5.875% due 12/20/17	400	367
5.750% due 04/25/18	100	91
UBS Luxembourg SA for OJSC Vimpel Communications Series REGS 8.250% due 05/23/16	100	54
WEA Finance LLC / WCI Finance LLC (Þ) 5.400% due 10/01/12	125	96

	Principal Amount ($) or Shares	Market Value $
Westfield Capital Corp., Ltd. / WT Finance Aust Pty Ltd / WEA Finance LLC (Þ) 5.125% due 11/15/14	125	87
Xstrata Canada Corp. 7.250% due 07/15/12	50	39
6.000% due 10/15/15	45	30

		16,978

Loan Agreements - 0.4%
Adam Aircraft Industries, Term Loan (Å) 14.890% due 05/23/12	56	5
NRG Energy, Inc. Term Loan B (Ê) 2.959% due 02/01/13	1,579	1,326

		1,331

Mortgage-Backed Securities - 78.1%
ABN Amro Mortgage Corp. Series 2003-13 Class A3 5.500% due 01/25/34	1,710	1,293
Adjustable Rate Mortgage Trust (Ê) Series 2004-5 Class 2A1 4.996% due 04/25/35	76	46
Series 2005-3 Class 8A2 0.711% due 07/25/35	126	60
American Home Mortgage Assets (Ê) Series 2007-4 Class A2 0.661% due 08/25/37	1,060	339
American Home Mortgage Investment Trust (Ê) Series 2004-4 Class 4A 4.390% due 02/25/45	105	53
Banc of America Alternative Loan Trust Series 2003-2 Class CB2 (Ê) 0.971% due 04/25/33	72	62
Series 2003-10 Class 2A2 (Ê) 0.921% due 12/25/33	177	138
Series 2006-5 Class CB17 6.000% due 06/25/46	198	117
Banc of America Commercial Mortgage, Inc. Series 2004-3 Class A3 4.875% due 06/10/39	217	215
Series 2005-2 Class A4 4.783% due 07/10/43	333	301
Series 2005-3 Class A2 4.501% due 07/10/43	150	138
Series 2005-5 Class A4 5.115% due 10/10/45	500	408
Series 2006-1 Class A4 5.372% due 09/10/45	280	224
Series 2006-2 Class A4 5.739% due 05/10/45	200	163
Banc of America Funding Corp. Series 2005-D Class A1 (Ê) 4.155% due 05/25/35	124	88

Core Bond Fund	63

Russell Investment Funds

Core Bond Fund

Schedule of Investments, continued — December 31, 2008

Amounts in thousands (except share amounts)

	Principal Amount ($) or Shares	Market Value $

Series 2006-3 Class 5A8 5.500% due 03/25/36	475	382
Series 2006-A Class 3A2 5.850% due 02/20/36	161	86
Series 2006-A Class 4A1 (Ê) 5.562% due 02/20/36	419	266
Banc of America Mortgage Securities, Inc. Series 2003-9 Class 1A12 (Ê) 0.921% due 12/25/33	344	312
Series 2004-1 Class 5A1 6.500% due 09/25/33	13	12
Series 2004-2 Class 1A9 (Ê) 0.921% due 03/25/34	177	164
Series 2004-11 Class 2A1 5.750% due 01/25/35	376	316
Series 2005-H Class 2A5 (Ê) 4.805% due 09/25/35	220	123
Series 2005-L Class 3A1 (Ê) 5.460% due 01/25/36	218	169
Series 2006-2 Class A15 6.000% due 07/25/36	212	173
Series 2006-B Class 1A1 (Ê) 6.153% due 11/20/36	121	60
Series 2007-3 Class 1A1 6.000% due 09/25/37	831	523
Bear Stearns Adjustable Rate Mortgage Trust (Ê) Series 2003-1 Class 6A1 5.037% due 04/25/33	54	43
Series 2003-8 Class 4A1 5.176% due 01/25/34	92	58
Series 2004-1 Class 21A1 4.707% due 04/25/34	82	57
Series 2004-9 Class 22A1 4.786% due 11/25/34	84	63
Series 2005-2 Class A1 4.125% due 03/25/35	1,282	1,085
Series 2005-3 Class 2A1 5.076% due 06/25/35	284	140
Bear Stearns Alt-A Trust Series 2005-4 Class 23A1 5.364% due 05/25/35	209	141
Series 2005-7 Class 22A1 5.495% due 09/25/35	99	46
Series 2006-4 Class 13A1 (Ê) 0.631% due 08/25/36	788	312
Bear Stearns Alt-A Trust II Series 2007-1 Class 1A1 6.196% due 09/25/47	865	392
Bear Stearns Commercial Mortgage Securities Series 2005-T20 Class A4A 5.151% due 10/12/42	600	518
Series 2006-PW1 Class A4 5.540% due 09/11/41	1,000	784
Bear Stearns Mortgage Funding Trust (Ê) Series 2006-AR2 Class 1A1 0.671% due 09/25/46	827	337

	Principal Amount ($) or Shares	Market Value $
Series 2006-AR2 Class 2A1 0.701% due 10/25/36	734	286
Chase Mortgage Finance Corp. Series 2003-S8 Class A1 4.500% due 09/25/18	134	124
Series 2006-S4 Class A3 6.000% due 12/25/36	216	198
Series 2006-S4 Class A4 6.000% due 12/25/36	139	136
Series 2007-A1 Class 1A3 (Ê) 4.884% due 02/25/37	571	486
Citigroup Commercial Mortgage Trust Series 2006-C4 Class A3 5.724% due 03/15/49	330	259
Citigroup Mortgage Loan Trust, Inc. Series 2005-11 Class A2A (Ê) 4.700% due 12/25/35	72	52
Series 2007-AR8 Class 2A1A 5.912% due 07/25/37	209	123
Citigroup/Deutsche Bank Commercial Mortgage Trust Series 2005-CD1 Class A4 (Ê) 5.225% due 07/15/44	1,340	1,112
Series 2006-CD3 Class A5 5.617% due 10/15/48	190	151
Citimortgage Alternative Loan Trust Series 2006-A3 Class 1A5 6.000% due 07/25/36	132	80
Commercial Mortgage Pass Through Certificates Series 2006-C8 Class A4 5.306% due 12/10/46	200	146
Series 2007-C9 Class A4 (Ê) 5.816% due 12/10/49	360	273
Countrywide Alternative Loan Trust Series 2005-1CB Class 2A1 6.000% due 03/25/35	591	390
Series 2005-32T Class A7 (Ê) 0.721% due 08/25/35	129	85
Series 2005-J8 Class 1A3 5.500% due 07/25/35	192	164
Series 2005-J13 Class 2A3 5.500% due 11/25/35	128	77
Series 2006-9T1 Class A7 6.000% due 05/25/36	96	60
Series 2006-43C Class 1A7 6.000% due 02/25/37	254	134
Series 2006-J2 Class A3 6.000% due 04/25/36	149	136
Series 2006-OA1 Class 2A1 (Ê) 0.718% due 03/20/46	570	234
Series 2006-OA1 Class 4A1 (Ê) 0.661% due 08/25/46	621	242
Series 2006-OA1 Class A1 (Ê) 0.688% due 02/20/47	754	310
Series 2007-15C Class A5 5.750% due 07/25/37	872	418

64	Core Bond Fund

Russell Investment Funds

Core Bond Fund

Schedule of Investments, continued — December 31, 2008

Amounts in thousands (except share amounts)

	Principal Amount ($) or Shares	Market Value $

Series 2007-J2 Class 2A1 6.000% due 07/25/37	250	112
Series 2007-OA1 Class A1A (Ê) 3.636% due 04/25/43	956	362
Countrywide Home Loan Mortgage Pass Through Trust Series 2003-8 Class A2 (Ê) 0.971% due 05/25/18	145	122
Series 2003-52 Class A1 (Ê) 5.292% due 02/19/34	184	116
Series 2004-16 Class 1A1 (Ê) 0.871% due 09/25/34	153	60
Series 2004-22 Class A3 (Ê) 4.789% due 11/25/34	204	127
Series 2004-HYB Class 1A1 (Ê) 4.730% due 02/20/35	357	222
Series 2004-HYB Class A2 (Ê) 4.540% due 11/20/34	89	47
Series 2005-1 Class 2A1 (Ê) 0.761% due 03/25/35	1,799	838
Series 2005-3 Class 1A2 (Ê) 0.761% due 04/25/35	27	13
Series 2005-HYB Class 2A1 (Ê) 4.897% due 08/20/35	370	184
Series 2005-HYB Class 3A2A (Ê) 5.250% due 02/20/36	66	36
Series 2006-OA5 Class 2A1 (Ê) 0.671% due 04/25/46	737	289
Series 2007-14 Class A19 6.000% due 09/25/37	928	556
Series 2007-18 Class 2A1 6.500% due 11/25/37	234	150
Series 2007-HY1 Class 1A2 (Ê) 5.680% due 04/25/37	87	25
Credit Suisse Mortgage Capital Certificates Series 2006-8 Class 4A1 6.500% due 10/25/21	756	444
Series 2006-C2 Class A3 5.658% due 03/15/39	100	81
Credit Suisse First Boston Mortgage Securities Corp. Series 2005-9 Class 2A1 5.500% due 10/25/35	436	294
Deutsche ALT-A Securities, Inc. Alternate Loan Trust (Ê) Series 2005-AR1 Class 2A3 4.964% due 08/25/35	465	286
Series 2007-OA1 Class A1 0.621% due 02/25/47	2,804	1,088
Series 2007-OA2 Class A1 3.249% due 04/25/47	1,557	664
DLJ Commercial Mortgage Corp. Series 1999-CG1 Class S (Ê) Interest Only STRIP 0.900% due 03/10/32	2,034	12
Fannie Mae 5.190% due 2012	206	212
6.000% due 2016	11	11
3.848% due 2017 (Ê)	41	41

	Principal Amount ($) or Shares	Market Value $
5.000% due 2017	433	449
6.000% due 2017	65	68
4.000% due 2018	694	712
4.500% due 2018	3,763	3,871
5.000% due 2018	188	194
4.500% due 2019	757	775
5.000% due 2019	924	953
6.000% due 2019	388	404
4.500% due 2020	323	333
5.000% due 2020	758	780
5.500% due 2020	193	199
6.000% due 2020	487	508
4.500% due 2021	493	505
5.000% due 2021	1,168	1,201
5.500% due 2021	354	365
4.500% due 2022	55	57
5.500% due 2022	346	357
4.500% due 2023	5,377	5,513
5.000% due 2023	6,598	6,793
6.500% due 2024	430	447
6.000% due 2026	932	962
6.000% due 2027	463	477
6.000% due 2028	30	31
5.500% due 2029	91	95
6.000% due 2032	466	482
7.000% due 2032	143	151
3.823% due 2033 (Ê)	170	164
4.588% due 2033 (Ê)	75	75
5.000% due 2033	537	550
5.500% due 2033	2,373	2,438
6.000% due 2033	177	183
5.000% due 2034	1,409	1,441
5.500% due 2034	1,517	1,557
5.000% due 2035	3,313	3,388
5.500% due 2035	2,133	2,191
6.000% due 2035	218	224
4.343% due 2036 (Ê)	376	375
5.000% due 2036	2,448	2,503
6.000% due 2036	2,592	2,666
6.500% due 2036	125	131
7.000% due 2036	23	24
5.000% due 2037	5,044	5,156
5.500% due 2037	4,658	4,786
5.560% due 2037 (Ê)	263	269
6.000% due 2037	3,782	3,893
6.500% due 2037	2,871	2,967
7.000% due 2037	660	692
7.500% due 2037	1,610	1,690
5.000% due 2038	1,981	2,025
5.500% due 2038	11,584	11,897
6.000% due 2038	3,947	4,067
6.500% due 2038	159	166
7.000% due 2038	166	174
7.500% due 2038	844	886
Series 2003-343 Class 6 Interest Only STRIP 5.000% due 10/01/33	247	25

Core Bond Fund	65

Russell Investment Funds

Core Bond Fund

Schedule of Investments, continued — December 31, 2008

Amounts in thousands (except share amounts)

	Principal Amount ($) or Shares	Market Value $

Series 2003-345 Class 18 Interest Only STRIP 4.500% due 12/01/18	645	57
Series 2003-345 Class 19 Interest Only STRIP 4.500% due 01/01/19	720	63
Series 2005-365 Class 12 Interest Only STRIP 5.500% due 12/01/35	967	104
Series 2006-369 Class 8 Interest Only STRIP 5.500% due 04/01/36	199	28
15 Year TBA (Ï) 5.000%	2,080	2,121
30 Year TBA (Ï) 4.500%	684	693
5.500%	43,185	42,222
6.000%	21,000	21,617
6.500%	4,000	4,154
Fannie Mae REMICS Series 1999-56 Class Z 7.000% due 12/18/29	90	97
Series 2003-32 Class FH (Ê) 0.871% due 11/25/22	270	265
Series 2003-35 Class FY (Ê) 0.871% due 05/25/18	343	338
Series 2003-78 Class FI (Ê) 0.871% due 01/25/33	280	273
Series 2004-21 Class FL (Ê) 0.821% due 11/25/32	133	130
Series 2005-79 Class FC (Ê) 0.771% due 02/25/22	125	122
Series 2006-48 Class LG Principal Only STRIP Zero coupon due 06/25/36	66	58
Series 2008-56 Class FD (Ê) 1.411% due 07/25/48	961	892
Fannie Mae Whole Loan Series 2003-W1 Class 1A1 6.500% due 12/25/42	35	36
Federal Home Loan Mortgage Corp. Structured Pass Through Securities (Ê) Series 2005-63 Class 1A1 3.679% due 02/25/45	28	26
First Horizon Alternative Mortgage Securities Series 2004-AA3 Class A1 (Ê) 5.309% due 09/25/34	45	27
Series 2006-AA5 Class A2 (Ê) 6.510% due 09/25/36	133	33
Series 2006-FA3 Class A6 6.000% due 07/25/36	187	116
First Horizon Asset Securities, Inc. (Ê) Series 2004-AR6 Class 2A1 4.750% due 12/25/34	38	28
Series 2005-AR5 Class 3A1 5.538% due 10/25/35	105	84

	Principal Amount ($) or Shares	Market Value $
Freddie Mac 6.000% due 2016	20	21
5.000% due 2018	534	552
5.000% due 2019	607	627
5.000% due 2020	1,135	1,169
5.500% due 2020	637	659
5.376% due 2030 (Ê)	1	1
5.000% due 2033	186	190
4.884% due 2034 (Ê)	66	66
5.000% due 2035	1,916	1,961
5.871% due 2036 (Ê)	94	96
5.923% due 2036 (Ê)	174	177
5.968% due 2036 (Ê)	133	136
5.470% due 2037 (Ê)	133	136
5.500% due 2037	1,869	1,875
5.526% due 2037 (Ê)	405	412
5.687% due 2037 (Ê)	536	548
5.702% due 2037 (Ê)	83	85
5.723% due 2037 (Ê)	211	215
5.752% due 2037 (Ê)	171	175
5.805% due 2037 (Ê)	172	176
5.844% due 2037 (Ê)	60	62
5.873% due 2037 (Ê)	85	87
6.000% due 2037	1,136	1,172
5.500% due 2038	7,178	7,355
6.000% due 2038	8,405	8,667
30 Year TBA (Ï) 5.500%	5,000	5,117
6.000%	1,900	1,957
Freddie Mac REMICS Series 2000-226 Class F (Ê) 1.645% due 11/15/30	15	14
Series 2003-256 Class FJ (Ê) 1.595% due 02/15/33	120	117
Series 2003-262 Class AB 2.900% due 11/15/14	142	141
Series 2004-281 Class DF (Ê) 1.645% due 06/15/23	102	100
Series 2005-294 Class FA (Ê) 1.365% due 03/15/20	186	181
Series 2005-299 Class KF (Ê) 1.595% due 06/15/35	62	61
Series 2005-301 Class IM Interest Only STRIP 5.500% due 01/15/31	127	10
Series 2006-313 Class FP (Ê)(Å) Principal Only STRIP Zero coupon due 04/15/36	125	113
Series 2006-317 Class XI (Ê)(Å) Principal Only STRIP Zero coupon due 10/15/35	126	—
Series 2006-323 Class PA 6.000% due 03/15/26	210	213
Series 2007-330 Class GL (Ê)(Å) 12.343% due 04/15/37	60	69
Series 2007-333 Class AF (Ê) 1.345% due 10/15/20	1,621	1,569

66	Core Bond Fund

Russell Investment Funds

Core Bond Fund

Schedule of Investments, continued — December 31, 2008

Amounts in thousands (except share amounts)

	Principal Amount ($) or Shares	Market Value $

Series 2007-333 Class BF (Ê) 1.345% due 07/15/19	291	283
Series 2007-333 Class FT (Ê) 1.345% due 08/15/19	1,157	1,122
Series 2007-334 Class FA (Ê) 1.425% due 02/15/19	1,151	1,106
Series 2008-345 Class MB 4.500% due 06/15/23	1,635	1,598
Ginnie Mae I 6.000% due 2029	11	12
30 Year TBA (Ï) 5.500%	410	422
Ginnie Mae II (Ê) 5.375% due 2026	165	165
4.625% due 2027	10	10
4.750% due 2032	66	65
GMAC Commercial Mortgage Securities, Inc. Series 1999-C2 Class A2 6.945% due 09/15/33	115	115
GMAC Mortgage Corp. Loan Trust (Ê) Series 2004-JR1 Class A6 0.921% due 12/25/33	85	58
Government National Mortgage Association (Ê) Series 1999-40 Class FE 1.590% due 11/16/29	94	93
Series 2000-29 Class F 1.008% due 09/20/30	18	17
Greenwich Capital Commercial Funding Corp. Series 2003-C2 Class A2 4.022% due 01/05/36	78	76
Series 2004-GG1 Class A7 5.317% due 06/10/36	465	387
Series 2006-GG7 Class A4 5.914% due 07/10/38	290	226
Series 2007-GG9 Class A4 5.444% due 03/10/39	315	240
GS Mortgage Securities Corp. II Series 2006-GG6 Class A4 5.553% due 04/10/38	320	259
Series 2006-GG8 Class AAB 5.535% due 11/10/39	200	151
GSR Mortgage Loan Trust Series 2005-AR7 Class 6A1 (Ê) 5.244% due 11/25/35	242	180
Harborview Mortgage Loan Trust (Ê) Series 2005-3 Class 2A1A 0.821% due 06/19/35	1,615	743
Series 2005-4 Class 3A1 5.142% due 07/19/35	161	88
Series 2005-14 Class 3A1A 5.303% due 12/19/35	88	74
Series 2005-16 Class 3A1A 0.831% due 01/19/36	392	181

	Principal Amount ($) or Shares	Market Value $
Indymac Index Mortgage Loan Trust Series 2005-AR1 Class A1 (Ê) 5.404% due 09/25/35	633	338
Series 2006-AR2 Class A2 (Ê) 0.551% due 11/25/36	83	76
Series 2006-AR3 Class 2A1A (Ê) 0.641% due 01/25/37	729	227
Series 2006-AR9 Class 1A1 (Ê) 5.970% due 06/25/36	769	484
Series 2007-AR5 Class 1A1 6.201% due 05/25/37	809	398
JPMorgan Alternative Loan Trust (Ê) Series 2007-A2 Class 12A2 0.571% due 06/25/37	457	348
JPMorgan Chase Commercial Mortgage Securities Corp. Series 2001-CIB Class A2 6.244% due 04/15/35	75	74
Series 2004-LN2 Class A1 4.475% due 07/15/41	317	294
Series 2005-LDP Class A3A1 4.871% due 10/15/42	210	180
Series 2005-LDP Class A4 4.918% due 10/15/42	325	256
5.179% due 12/15/44	390	313
Series 2006-CB1 Class A4 5.552% due 05/12/45	220	170
Series 2006-LDP Class A3 5.336% due 05/15/47	305	229
Series 2006-LDP Class A3B 5.447% due 05/15/45	250	174
Series 2006-LDP Class A4 5.875% due 04/15/45	650	519
5.399% due 05/15/45	290	221
Series 2007-CB1 Class A4 5.440% due 06/12/47	1,200	866
5.747% due 02/12/49	340	250
Series 2007-LD1 Class A4 5.882% due 02/15/51	380	270
Series 2007-LDP Class A3 5.420% due 01/15/49	975	689
JPMorgan Mortgage Trust Series 2005-A1 Class 6T1 (Ê) 5.024% due 02/25/35	122	92
Series 2005-A5 Class TA1 5.432% due 08/25/35	1,043	768
Series 2007-A1 Class 2A2 (Ê) 4.740% due 07/25/35	720	587
Series 2007-S3 Class 1A35 6.000% due 07/25/37	1,188	629
LB-UBS Commercial Mortgage Trust Series 2006-C1 Class A4 5.156% due 02/15/31	1,000	794
Series 2006-C3 Class A4 5.661% due 03/15/39	210	171
Series 2006-C4 Class A4 (Ê) 5.883% due 06/15/38	105	86

Core Bond Fund	67

Russell Investment Funds

Core Bond Fund

Schedule of Investments, continued — December 31, 2008

Amounts in thousands (except share amounts)

	Principal Amount ($) or Shares	Market Value $

Series 2007-C6 Class A4 5.858% due 07/15/40	270	192
Lehman Mortgage Trust Series 2005-3 Class 1A3 5.500% due 01/25/36	556	384
Series 2006-8 Class 2A1 (Ê) 0.891% due 12/25/36	814	337
Lehman XS Trust (Ê) Series 2007-7N Class 1A2 0.711% due 06/25/47	929	314
Mastr Adjustable Rate Mortgages Trust (Ê) Series 2004-13 Class 3A4 3.788% due 11/21/34	65	63
Mastr Alternative Loans Trust Series 2003-4 Class B1 (Ê) 5.688% due 06/25/33	181	149
Series 2004-10 Class 5A6 5.750% due 09/25/34	170	138
Mastr Asset Securitization Trust (Ê) Series 2003-7 Class 4A35 0.871% due 09/25/33	205	184
Series 2004-4 Class 2A2 0.921% due 04/25/34	79	77
Mellon Residential Funding Corp. (Ê) Series 2000-TBC Class A1 1.675% due 06/15/30	164	135
Merrill Lynch Floating Trust (Ê)(Þ) Series 2006-1 Class A1 1.265% due 06/15/22	720	546
Merrill Lynch Mortgage Investors, Inc. (Ê) Series 2005-A10 Class A 0.681% due 02/25/36	92	49
Merrill Lynch/Countrywide Commercial Mortgage Trust Series 2007-6 Class A4 5.485% due 03/12/51	100	69
MLCC Mortgage Investors, Inc. (Ê) Series 2004-HB1 Class A2 3.551% due 04/25/29	31	20
Series 2005-3 Class 5A 0.721% due 11/25/35	55	38
Morgan Stanley Capital I Series 2005-HQ6 Class A4A 4.989% due 08/13/42	740	605
Series 2005-IQ1 Class AAB 5.178% due 09/15/42	415	339
Series 2006-HQ1 Class A4 5.328% due 11/12/41	130	101
Series 2006-HQ8 Class A4 (Ê) 5.387% due 03/12/44	310	251
Series 2006-HQ9 Class A4 5.731% due 07/12/44	295	228
Series 2007-IQ1 Class A4 5.809% due 12/12/49	320	240
MortgageIT Trust (Ê) Series 2005-AR1 Class 1A1 0.721% due 11/25/35	444	206

	Principal Amount ($) or Shares	Market Value $
Prime Mortgage Trust (Ê) Series 2004-CL1 Class 1A2 0.871% due 02/25/34	34	30
Residential Accredit Loans, Inc. Series 2004-QS5 Class A6 (Ê) 1.071% due 04/25/34	53	43
Series 2004-QS8 Class A4 (Ê) 0.871% due 06/25/34	258	213
Series 2005-QA8 Class NB3 (Ê) 5.486% due 07/25/35	232	141
Series 2005-QO5 Class A1 (Ê) 3.256% due 01/25/46	2,177	937
Series 2005-QS1 Class 2A3 5.750% due 09/25/35	656	571
Series 2006-QS6 Class 1A13 6.000% due 06/25/36	298	181
Series 2007-QH9 Class A1 (Ê) 5.487% due 11/25/37	960	300
Residential Asset Securitization Trust Series 2003-A15 Class 1A2 (Ê) 0.921% due 02/25/34	294	238
Series 2007-A5 Class 2A3 6.000% due 05/25/37	120	72
Residential Funding Mortgage Securities I (Ê)
Series 2003-S5 Class 1A2 0.921% due 11/25/18	156	156
Series 2003-S14 Class A5 0.871% due 07/25/18	169	106
Series 2003-S20 Class 1A7 0.971% due 12/25/33	55	55
Series 2005-SA4 Class 2A1 5.204% due 09/25/35	642	395
Series 2006-SA4 Class 2A1 (Ê) 6.128% due 11/25/36	427	221
Sequoia Mortgage Trust Series 2001-5 Class A 0.931% due 10/19/26	55	44
Structured Adjustable Rate Mortgage Loan Trust Series 2004-5 Class 3A1 4.380% due 05/25/34	131	84
Series 2004-12 Class 3A2 5.250% due 09/25/34	61	29
Series 2004-16 Class 3A1 5.450% due 11/25/34	226	128
Series 2005-21 Class 7A1 (Ê) 6.007% due 11/25/35	1,168	594
Series 2006-12 Class 2A1 (Ê) 5.929% due 01/25/37	791	415
Structured Asset Mortgage Investments, Inc. (Ê) Series 2005-AR5 Class A3 0.831% due 07/19/35	159	107
Series 2006-AR2 Class A1 0.701% due 02/25/36	546	227
Series 2006-AR8 Class A1A 0.671% due 10/25/36	768	303

68	Core Bond Fund

Russell Investment Funds

Core Bond Fund

Schedule of Investments, continued — December 31, 2008

Amounts in thousands (except share amounts)

	Principal Amount ($) or Shares	Market Value $

Series 2007-AR6 Class A1 3.979% due 08/25/47	954	420
Structured Asset Securities Corp. Series 2004-21X Class 1A3 4.440% due 12/25/34	262	257
Thornburg Mortgage Securities Trust (Ê) Series 2003-2 Class A1 1.151% due 04/25/43	72	62
Series 2006-5 Class A1 0.591% due 09/25/46	673	558
Series 2006-6 Class A1 0.581% due 11/25/46	121	100
Wachovia Bank Commercial Mortgage Trust (Ê)
Series 2005-C21 Class A4 5.209% due 10/15/44	1,000	817
Washington Mutual Alternative Mortgage Pass-Through Certificates Series 2005-4 Class CB11 5.500% due 06/25/35	90	63
Series 2007-OA1 Class 2A (Ê) 2.976% due 12/25/46	722	220
Washington Mutual Mortgage Pass Through Certificates Series 2003-S9 Class A2 (Ê) 1.021% due 10/25/33	313	293
Series 2004-AR3 Class A2 4.243% due 06/25/34	143	101
Series 2005-AR1 Class 1A1 (Ê) 4.834% due 10/25/35	246	194
Series 2005-AR1 Class A1A1 (Ê) 0.761% due 10/25/45	34	19
0.731% due 11/25/45	852	418
0.741% due 12/25/45	420	197
Series 2005-AR6 Class B3 (Ê)(Å) 1.131% due 04/25/45	197	24
Series 2006-AR1 Class 3A1A (Ê) 3.176% due 09/25/46	722	273
Series 2006-AR2 Class 1A1 (Ê) 5.297% due 03/25/37	728	520
Series 2007-HY3 Class 4B1 (Ê) 5.347% due 03/25/37	124	41
Series 2007-HY4 Class 1A1 (Ê) 5.526% due 04/25/37	146	77
Wells Fargo Alternative Loan Trust Series 2007-PA6 Class A1 (Ê) 6.600% due 12/26/37	834	379
Wells Fargo Mortgage Backed Securities Trust Series 2005-AR6 Class A1 (Ê) 5.034% due 04/25/35	688	505
Series 2006-2 Class 2A3 5.500% due 03/25/36	388	344
Series 2006-AR2 Class 2A1 4.950% due 03/25/36	287	187
Series 2007-8 Class 1A16 6.000% due 07/25/37	336	218
Series 2007-10 Class 2A5 6.250% due 07/25/37	159	145

		249,287

	Principal Amount ($) or Shares	Market Value $
Municipal Bonds - 0.6%
Chicago Transit Authority Revenue Bonds 6.899% due 12/01/40	400	410
Los Angeles Unified School District General Obligation Unlimited (µ) 4.500% due 07/01/22	400	375
New York City Municipal Water Finance Authority Revenue Bonds 4.750% due 06/15/37	1,300	1,131

		1,916

Non-US Bonds - 0.4%
Bombardier, Inc. (Å) 7.250% due 11/15/16	EUR 125	104
Brazilian Government International Bond 12.500% due 01/05/22	BRL 300	133
Federative Republic of Brazil 10.250% due 01/10/28	BRL 1,400	540
Hellas Telecommunications Luxembourg V (Ê) Series REGS 8.818% due 10/15/12	EUR 125	103
Impress Holdings B.V. 8.443% due 09/15/13	EUR 125	130
Ineos Group Holdings PLC Series REGS 7.875% due 02/15/16	EUR 125	21
UBS AG 5.849% due 12/31/17	EUR 270	48

		1,079

United States Government Agencies - 0.3%
Federal Home Loan Mortgage Corp. 5.000% due 12/14/18	100	104
Freddie Mac 5.125% due 11/17/17 (Ñ)	700	811
4.875% due 06/13/18	100	115

		1,030

United States Government Treasuries - 3.0%
United States Treasury Principal (Ñ) Principal Only STRIP Zero coupon due 11/15/21	1,938	1,256
United States Treasury Inflation Indexed Bonds 2.000% due 07/15/14 (Ñ)	1,149	1,087
2.000% due 01/15/16 (Ñ)	1,924	1,843
2.500% due 07/15/16 (Ñ)	322	319
2.625% due 07/15/17	314	321
2.000% due 01/15/26 (Ñ)	1,201	1,131
2.375% due 01/15/27	215	216
1.750% due 01/15/28 (Ñ)	3,498	3,232
3.625% due 04/15/28 (Ñ)	134	160

		9,565

Total Long-Term Investments (cost $391,388)		356,489

Core Bond Fund	69

Russell Investment Funds

Core Bond Fund

Schedule of Investments, continued — December 31, 2008

Amounts in thousands (except share amounts)

	Principal Amount ($) or Shares	Market Value $

Preferred Stocks - 0.4%
Financial Services - 0.4%
Bank of America Corp.	1,000	650
DG Funding Trust (Å)(Æ)	49	491

Total Preferred Stocks (cost $1,409)		1,141

	Notional Amount
Options Purchased - 0.7%
(Number of Contracts)
Mortgage-Backed Securities
Fannie Mae TBA Feb 2009 94.14 Call (1)	USD 1,000	82

Swaptions
(Fund Pays/Fund Receives)
USD Three Month LIBOR/USD 3.000% Feb 2009 0.00 Call (1)	24,400	720
USD Three Month LIBOR/USD 3.150% Feb 2009 0.00 Call (1)	8,700	282
USD Three Month LIBOR/USD 3.500% Feb 2009 0.00 Call (1)	13,200	519
USD Three Month LIBOR/USD 3.600% July 2009 0.00 Call (1)	2,300	85
USD Three Month LIBOR/USD 3.450% Aug 2009 0.00 Call (5)	17,900	601

Total Options Purchased (cost $710)		2,289

	Principal Amount ($) or Shares
Short-Term Investments - 11.4%
AES Corp. (The) (Ñ) 9.500% due 06/01/09	125	124
Bank of America Corp. (Ê) 2.826% due 11/06/09	100	98
Bank of America NA (Ê) Series BKNT 2.099% due 06/12/09	700	698
Bank of Scotland PLC (Ê)(Ñ)(Þ) Series MTN 4.590% due 07/17/09	300	299
Bear Stearns Cos. LLC (The) (Ê) 4.905% due 07/16/09	1,200	1,184

	Principal Amount ($) or Shares	Market Value $
Caterpillar Financial Services Corp. (Ê) 2.296% due 05/18/09	1,100	1,090
Citigroup Funding, Inc. (Ê) 0.474% due 04/23/09	100	99
1.466% due 06/26/09	200	196
Citigroup Global Markets Deutschland AG for OAO Gazprom 10.500% due 10/21/09	200	201
Citigroup Global Markets Holdings, Inc. (Ê) Series MTNA 1.971% due 03/17/09	200	199
Citigroup, Inc. (Ê)(Ñ) 3.505% due 01/30/09	100	100
1.496% due 12/28/09	400	377
Continental Airlines, Inc. Series 99A2 7.056% due 09/15/09	300	288
Countrywide Financial Corp. (Ê) 4.348% due 01/05/09	150	150
Countrywide Home Loans, Inc. Series MTNK 5.625% due 07/15/09	175	174
4.125% due 09/15/09	335	331
CSC Holdings, Inc. Series B 8.125% due 07/15/09	210	209
8.125% due 08/15/09	175	174
Daimler Finance North America LLC (Ê) 2.346% due 03/13/09	400	400
2.426% due 03/13/09	300	289
Deutsche Telekom International Finance BV (Ê) 1.678% due 03/23/09	300	297
DnB NOR Bank ASA (Ê)(Þ) 4.889% due 10/13/09	1,000	1,000
Federal National Mortgage Association Discount Notes (ç)(ž)(§) 0.850% due 01/27/09	26	26
0.150% due 02/23/09	111	111
Ford Motor Credit Co. LLC 5.800% due 01/12/09	300	299
General Electric Capital Corp. (Ê) Series MTN 3.565% due 10/26/09	100	97
GMAC LLC (Ñ) 5.850% due 01/14/09	200	199
Goldman Sachs Group, Inc. (The) (Ê) 1.518% due 03/30/09	400	395
HSBC Finance Corp. (Ê) 4.479% due 10/21/09	100	94
Lehman Brothers Holdings, Inc. (Ø) 2.889% due 01/23/09	600	54
2.878% due 04/03/09	400	36
Mandalay Resort Group 6.500% due 07/31/09	90	87
Merrill Lynch & Co., Inc. (Ê) Series MTN 2.438% due 05/08/09	900	884
2.290% due 12/04/09 (Ê)	200	192

70	Core Bond Fund

Russell Investment Funds

Core Bond Fund

Schedule of Investments, continued — December 31, 2008

Amounts in thousands (except share amounts)

	Principal Amount ($) or Shares	Market Value $

Morgan Stanley 2.556% due 05/07/09 (Ê)	300	295
Series GMTN 2.498% due 02/09/09	500	498
Nordea Bank Finland PLC (ž) 3.028% due 04/09/09	400	400
Reckson Operating Partnership, LP 7.750% due 03/15/09	25	24
Russell Investment Company Russell Money Market Fund	17,437,000	17,437
Telefonica Emisiones SAU (Ê) 1.825% due 06/19/09	300	290
United States Treasury Bills (ž) 0.010% due 01/22/09 (ç)(§)	1,250	1,250
0.030% due 02/26/09 (ç)(§)	270	270
0.101% due 02/26/09 (ç)(§)	350	350
0.020% due 03/26/09 (§)	250	250
0.041% due 03/26/09 (§)	2,530	2,530
0.046% due 03/26/09 (§)	260	260
0.011% due 04/23/09	310	310
0.228% due 06/11/09(§)	250	250
Verizon Communications, Inc. (Ê)(Ñ) 1.475% due 04/03/09	500	496
Wachovia Mortgage FSB (Ê) Series BKNT 2.428% due 05/08/09	1,000	987

Total Short-Term Investments (cost $37,413)		36,348

Repurchase Agreement - 1.3%
Agreement with JPMorgan Chase Securities and JPMorgan Chase Bank (Tri-Party) of $4,300 dated December 31, 2008 at 0.020% to be repurchased at $4,300 on January 2, 2009, collateralized by: $3,844 par United States Treasury Notes, valued at $3,844.	4,300	4,300

Total Repurchase Agreement (cost $4,300)		4,300

Other Securities - 5.1%
State Street Securities Lending Quality Trust (×)	17,154,636	16,214

Total Other Securities (cost $17,155)		16,214

Total Investments - 130.6% (identified cost $452,375)		416,781

Other Assets and Liabilities, Net - (30.6%)		(97,672)

Net Assets - 100.0%		319,109

See accompanying notes which are an integral part of the financial statements.

Core Bond Fund	71

Russell Investment Funds

Core Bond Fund

Schedule of Investments, continued — December 31, 2008

Amounts in thousands (except contracts)

Futures Contracts	Number of Contracts	Notional Amount		Expiration Date	Unrealized Appreciation (Depreciation) $

Long Positions
Euribor Futures (Germany)	5	EUR	1,222	03/09	53
Euribor Futures (Germany)	5	EUR	1,225	06/09	56
Euro-Bobl Futures (Germany)	61	EUR	7,089	03/09	64
Eurodollar Futures (CME)	96	USD	23,746	03/09	535
Eurodollar Futures (CME)	90	USD	22,246	06/09	482
Eurodollar Futures (CME)	43	USD	10,615	09/09	223
Eurodollar Futures (CME)	31	USD	7,640	12/09	160
Eurodollar Futures (CME)	18	USD	4,431	03/10	103
Eurodollar Futures (CME)	1	USD	246	06/10	6
Eurodollar Futures (CME)	1	USD	245	09/10	6
Long Gilt Bond (UK)	5	GBP	617	03/09	56
Three Month Short Sterling Interest Rate Futures (UK)	21	GBP	2,579	03/09	184
Three Month Short Sterling Interest Rate Futures (UK)	16	GBP	1,967	06/09	139
Three Month Short Sterling Interest Rate Futures (UK)	1	GBP	122	12/09	6
United States Treasury 2 Year Notes	33	USD	7,196	03/09	47
United States Treasury 5 Year Notes	91	USD	10,834	03/09	350
United States Treasury 10 Year Notes	39	USD	4,904	03/09	165
United States Treasury 30 Year Bonds	38	USD	5,246	03/09	96

Short Positions
Eurodollar Futures (CME)	3	USD	739	12/09	(15)
United States Treasury 5 Year Notes	26	USD	3,095	03/09	(94)
United States Treasury 10 Year Notes	9	USD	1,132	03/09	(74)
United States Treasury 30 Year Bonds	18	USD	2,485	03/09	(200)

Total Unrealized Appreciation (Depreciation) on Open Futures Contracts					2,348

See accompanying notes which are an integral part of the financial statements.

72	Core Bond Fund

Russell Investment Funds

Core Bond Fund

Schedule of Investments, continued — December 31, 2008

Options Written (Number of Contracts)	Notional Amount		Market Value $

Eurodollar Futures
Mar 2009 98.00 Put (7)	USD	18	—
Mar 2009 98.25 Put (6)	USD	15	(1)
Mar 2009 98.50 Put (14)	USD	35	(2)

Swaptions
(Fund Receives/Fund Pays)
USD Three Month LIBOR/USD 3.950% Feb 2009 0.00 Call (1)		7,200	(613)
USD Three Month LIBOR/USD 4.250% Feb 2009 0.00 Call (1)		2,900	(352)
USD Three Month LIBOR/USD 4.600% Feb 2009 0.00 Call (1)		1,300	(187)
USD 2.750%/USD Three Month LIBOR May 2009 0.00 Put (2)		2,000	(21)
USD Three Month LIBOR/USD 4.200% July 2009 0.00 Call (1)		1,000	(91)
USD Three Month LIBOR/USD 4.150% Aug 2009 0.00 Call (1)		600	(52)
USD Three Month LIBOR/USD 4.400% Aug 2009 0.00 Call (5)		5,500	(681)
United States Treasury Notes 5 Year Futures
Feb 2009 118.00 Put (14)	USD	14	(12)
United States Treasury Notes 10 Year Futures
Feb 2009 124.00 Put (6)	USD	6	(10)

Total Liability for Options Written (premiums received $580)			(2,022)

See accompanying notes which are an integral part of the financial statements.

Core Bond Fund	73

Russell Investment Funds

Core Bond Fund

Schedule of Investments, continued — December 31, 2008

Foreign Currency Exchange Contracts

Amount Sold		Amount Bought		Settlement Date	Unrealized Appreciation (Depreciation) $
USD	1,092	CNY	7,516	03/02/09	(1)
USD	15	EUR	10	01/13/09	—
USD	18	EUR	13	01/13/09	1
USD	19	EUR	13	01/13/09	(1)
USD	19	EUR	13	01/13/09	(1)
USD	21	EUR	16	01/13/09	1
USD	21	EUR	16	01/13/09	1
USD	21	EUR	16	01/13/09	1
USD	30	EUR	20	01/13/09	(1)
USD	30	EUR	21	01/13/09	(1)
USD	32	EUR	24	01/13/09	2
USD	113	EUR	80	01/13/09	(1)
USD	587	EUR	430	01/13/09	11
USD	29	HUF	6,496	01/16/09	5
USD	32	HUF	6,882	01/16/09	4
USD	45	HUF	8,942	01/16/09	2
USD	71	HUF	14,346	01/16/09	4
USD	76	HUF	16,107	01/16/09	8
USD	2	INR	86	01/16/09	—
USD	18	JPY	1,698	01/08/09	1
USD	22	JPY	2,051	01/08/09	1
USD	22	JPY	2,113	01/08/09	1
USD	44	JPY	4,150	01/08/09	2
USD	40	MYR	141	02/12/09	1
USD	70	MYR	251	02/12/09	2
USD	130	MYR	467	02/12/09	5
USD	427	PHP	20,565	02/06/09	4
USD	369	SGD	565	01/06/09	23
USD	200	SGD	296	01/16/09	5
USD	226	SGD	335	01/16/09	6
USD	250	SGD	368	01/16/09	5
USD	360	SGD	528	01/16/09	7
USD	369	SGD	565	01/16/09	23
AUD	199	USD	129	01/22/09	(10)
BRL	8	USD	3	02/03/09	—
BRL	75	USD	31	02/03/09	(1)
BRL	82	USD	34	02/03/09	(1)
BRL	88	USD	36	02/03/09	(1)
BRL	127	USD	57	02/03/09	3
BRL	1,370	USD	624	02/03/09	43
CNY	2,674	USD	385	03/02/09	(3)
EUR	399	USD	516	01/13/09	(39)
EUR	630	USD	815	01/13/09	(61)
EUR	715	USD	903	01/13/09	(89)
GBP	165	USD	250	01/15/09	12
HUF	52,773	USD	289	01/16/09	14
INR	86	USD	2	01/16/09	—
JPY	10,134	USD	105	01/08/09	(7)
JPY	20,227	USD	219	01/22/09	(4)
MYR	14	USD	4	02/12/09	—
MYR	18	USD	5	02/12/09	—
MYR	24	USD	7	02/12/09	—
MYR	36	USD	10	02/12/09	—

Foreign Currency Exchange Contracts
Amount Sold		Amount Bought		Settlement Date	Unrealized Appreciation (Depreciation) $
MYR	40	USD	11	02/12/09	—
MYR	45	USD	13	02/12/09	(1)
MYR	45	USD	13	02/12/09	(1)
MYR	47	USD	13	02/12/09	(1)
MYR	47	USD	13	02/12/09	(1)
MYR	47	USD	13	02/12/09	(1)
MYR	109	USD	30	02/12/09	(1)
MYR	193	USD	53	02/12/09	(3)
MYR	193	USD	53	02/12/09	(3)
PHP	20,565	USD	396	02/06/09	(34)
SEK	25	USD	3	01/20/09	—
SEK	983	USD	124	01/20/09	—
SGD	565	USD	369	01/06/09	(23)
SGD	291	USD	194	01/16/09	(8)
SGD	562	USD	370	01/16/09	(20)
SGD	565	USD	370	01/16/09	(22)
SGD	674	USD	442	01/16/09	(26)

Total Unrealized Appreciation (Depreciation) on Open Foreign Currency Exchange Contracts					(169)

See accompanying notes which are an integral part of the financial statements.

74	Core Bond Fund

Russell Investment Funds

Core Bond Fund

Schedule of Investments, continued — December 31, 2008

Amounts in thousands

Credit Default Swap Contracts

Corporate Issues
Reference Entity	Counter Party	Implied Credit Spread	Notional Amount		Fund (Pays)/Receives Fixed Rate	Termination Date	Market Value $

Arrow Electronics, Inc.	Citigroupglobal Markets, Inc.	2.040%	USD	135	(0.820)%	03/20/14	8
Centex Corp.	JP Morgan	4.250%	USD	325	(4.400)%	12/20/13	1
Citigroup, Inc.	Barclays Bank PLC	7.300%	USD	600	5.650%	03/20/13	(31)
Citigroup, Inc.	JP Morgan	7.300%	USD	200	5.170%	03/20/13	(13)
Darden Restaurants, Inc.	Deutsche Bank	2.670%	USD	400	(2.250)%	03/20/14	7
Ford Motor Credit Co.	Barclays Bank PLC	10.510%	USD	1,000	6.150%	09/20/12	(120)
Ford Motor Credit Co.	Goldman Sachs	10.510%	USD	600	5.850%	09/20/12	(77)
Ford Motor Credit Co.	Merrill Lynch	98.500%	USD	200	5.000%	12/20/09	(115)
Gaz Capital for Gazprom	Barclays Bank PLC	9.970%	USD	300	1.600%	12/20/12	(74)
Gaz Capital for Gazprom	Morgan Stanley	9.870%	USD	1,000	2.480%	02/20/13	(215)
Gaz Capital for Gazprom	Morgan Stanley	9.870%	USD	100	2.180%	02/20/13	(23)
GE Capital Corp.	Banque National De Paris	4.550%	USD	400	1.100%	12/20/09	(13)
GE Capital Corp.	Citibank	3.710%	USD	200	4.000%	12/20/13	3
GE Capital Corp.	Deutsche Bank	3.710%	USD	100	4.900%	12/20/13	5
General Motors Acceptance Corp.	Merrill Lynch	9.740%	USD	1,000	1.850%	09/20/09	(54)
General Motors Corp.	Citibank	81.100%	USD	2,000	4.630%	12/20/12	(1,547)
General Motors Corp.	Deutsche Bank	140.510%	USD	400	5.000%	12/20/09	(280)
Hewelett-Packard Co.	Citigroupglobal Markets, Inc.	0.900%	USD	135	(0.720)%	03/20/14	1
Home Depot, Inc.	Citigroupglobal Markets, Inc.	2.570%	USD	340	(3.250)%	03/20/14	(11)
Lowe's Cos., Inc.	Citigroupglobal Markets, Inc.	1.300%	USD	340	(1.450)%	03/20/14	(3)
Nordstrom, Inc.	Deutsche Bank	5.560%	USD	425	(2.100)%	03/20/14	56
Pulte Homes, Inc.	JP Morgan	3.200%	USD	725	(2.550)%	12/20/13	19
Pulte Homes, Inc.	JP Morgan	3.160%	USD	1,000	(3.870)%	03/20/14	29
Republic of Panama	Morgan Stanley	2.810%	USD	100	0.750%	01/20/12	(6)
SLM Corp.	Bank of America	11.540%	USD	200	4.550%	03/20/09	(3)
SLM Corp.	Citibank	8.610%	USD	200	4.850%	03/20/13	(22)

Total Market Value of Open Corporate Issue Credit Default Swap Contracts Premiums Paid (Received) - ($298)							(2,478)

Credit Indices
Reference Entity	Counter Party	Notional Amount		Fund (Pays)/ Receives Fixed Rate	Termination Date	Market Value $

ABX - HE Index for Sub-Prime Home Equity Sector	Citibank	USD	650	0.170%	05/25/46	(569)
ABX - HE Index for Sub-Prime Home Equity Sector	Credit Suisse First Boston	USD	350	0.090%	08/25/37	(211)
ABX - HE Index for Sub-Prime Home Equity Sector	Credit Suisse First Boston	USD	350	0.090%	08/25/37	(211)
ABX - HE Index for Sub-Prime Home Equity Sector	Credit Suisse First Boston	USD	200	0.760%	01/25/38	(122)
ABX - HE Index for Sub-Prime Home Equity Sector	Credit Suisse First Boston	USD	300	0.760%	01/25/38	(182)
ABX - HE Index for Sub-Prime Home Equity Sector	JP Morgan	USD	1,300	0.090%	08/25/37	(785)
ABX - HE Index for Sub-Prime Home Equity Sector	JP Morgan	USD	1,300	0.760%	01/25/38	(792)
CMBS AAA Index	Citibank	USD	250	(0.350)%	02/15/51	79
CMBS AAA Index	Citigroupglobal Markets, Inc.	USD	255	(0.350)%	10/03/51	77
CMBS AAA Index	Credit Suisse First Boston	USD	540	(0.070)%	03/15/49	109
CMBS AAA Index	Credit Suisse First Boston	USD	350	(0.350)%	02/17/51	105
CMBS AAA Index	Deutsche Bank	USD	300	(0.080)%	12/13/49	90
CMBS AAA Index	JP Morgan	USD	720	(0.080)%	12/13/49	215
CMBS AAA Index	JP Morgan	USD	280	(0.080)%	12/13/49	84
CMBS AAA Index	JP Morgan	USD	590	(0.350)%	02/17/51	177
CMBS AAA Index	JP Morgan	USD	280	(0.350)%	02/17/51	84
CMBS AAA Index	JP Morgan	USD	540	(0.100)%	10/12/52	76
CMBX AJ Index	Barclays Bank PLC	USD	360	(0.840)%	10/12/52	124
CMBX AJ Index	Barclays Bank PLC	USD	360	(0.840)%	10/12/52	124
Dow Jones CDX Index	Citibank	USD	500	2.144%	06/20/12	(85)
Dow Jones CDX Index	Deutsche Bank	USD	778	0.708%	12/20/12	4
Dow Jones CDX Index	Deutsche Bank	USD	4,880	(1.550)%	06/20/13	110
Dow Jones CDX Index	Deutsche Bank	USD	600	1.500%	12/20/13	(12)
Dow Jones CDX Index	Goldman Sachs	USD	194	0.548%	12/20/17	—
Dow Jones CDX Index	JP Morgan	USD	2,928	(1.550)%	06/20/13	64
Dow Jones CDX Index	JP Morgan	USD	1,984	(1.550)%	06/20/13	45
Dow Jones CDX Index	JP Morgan	USD	389	0.553%	12/20/17	1
Dow Jones CDX Index	Morgan Stanley	USD	400	5.000%	12/20/13	(80)
Dow Jones CDX Index	Morgan Stanley	USD	293	(0.800)%	12/20/17	15
Dow Jones CDX Index	Morgan Stanley	USD	500	(5.000)%	06/20/13	63

Total Market Value of Open Credit Index Credit Default Swap Contracts Premiums Paid (Received) - ($1,862)						(1,403)

Total Market Value of Open Credit Default Swap Contracts Premiums Paid (Received) - ($2,160)						(3,881)

See accompanying notes which are an integral part of the financial statements.

Core Bond Fund	75

Russell Investment Funds

Core Bond Fund

Schedule of Investments, continued — December 31, 2008

Amounts in thousands

Interest Rate Swaps Contracts
Counter Party	Notional Amount		Fund Receives	Fund Pays	Termination Date	Market Value $

Bank of America	USD	6,500	5.473%	Three Month LIBOR	06/14/11	612
Bank of America	USD	3,600	4.444%	Three Month LIBOR	11/18/15	282
Bank of America	USD	2,700	3.815%	Three Month LIBOR	11/25/15	133
Bank of America	USD	1,800	5.548%	Three Month LIBOR	06/14/16	391
Bank of America	USD	2,200	Three Month LIBOR	4.569%	11/18/20	(300)
Bank of America	USD	1,600	Three Month LIBOR	3.807%	11/25/20	(115)
Bank of America	USD	2,200	Three Month LIBOR	3.500%	06/17/24	(171)
Bank of America	USD	600	Three Month LIBOR	5.000%	12/17/28	(202)
Bank of America	USD	1,500	5.628%	Three Month LIBOR	06/16/36	825
Bank of America	USD	700	Three Month LIBOR	5.000%	12/17/38	(319)
Barclays Bank PLC	BRL	100	11.360%	Brazil Interbank Deposit Rate	01/04/10	(1)
Barclays Bank PLC	USD	600	4.000%	Three Month LIBOR	12/16/10	14
Barclays Bank PLC	EUR	3,170	Six Month EURIBOR	4.500%	12/17/13	(247)
Barclays Bank PLC	USD	7,800	3.855%	Three Month LIBOR	10/27/14	525
Barclays Bank PLC	USD	3,960	3.340%	Three Month LIBOR	11/25/14	166
Barclays Bank PLC	GBP	140	5.250%	Six Month LIBOR	12/17/18	31
Barclays Bank PLC	USD	100	Three Month LIBOR	4.000%	06/17/19	(12)
Barclays Bank PLC	USD	144	Three Month LIBOR	4.524%	11/15/21	(35)
Barclays Bank PLC	USD	146	Three Month LIBOR	4.420%	11/15/21	(32)
Barclays Bank PLC	USD	266	Three Month LIBOR	4.540%	11/15/21	(64)
Barclays Bank PLC	USD	530	Three Month LIBOR	4.633%	11/15/21	(138)
Barclays Bank PLC	USD	2,050	Three Month LIBOR	4.015%	10/27/39	(486)
Barclays Bank PLC	USD	950	Three Month LIBOR	3.130%	11/25/39	(56)
BNP Paribas	EUR	500	Consumer Price Index (France)	2.090%	10/15/10	23
BNP Paribas	EUR	300	4.500%	Six Month EURIBOR	03/18/14	24
Citibank	MXN	10,000	8.850%	Mexico Interbank 28 Day Deposit Rate	11/23/10	13
Citibank	MXN	20,000	8.210%	Mexico Interbank 28 Day Deposit Rate	12/08/10	9
Citibank	MXN	17,000	8.210%	Mexico Interbank 28 Day Deposit Rate	12/09/10	7
Citibank	EUR	660	Six Month EURIBOR	4.500%	12/17/10	(29)
Citibank	BRL	2,500	13.226%	Brazil Interbank Deposit Rate	01/03/11	—
Citibank	USD	1,300	2.750%	Three Month LIBOR	06/18/12	30
Citibank	USD	1,600	Three Month LIBOR	5.000%	12/17/38	(727)
Citigroupglobal Markets, Inc.	USD	7,240	4.288%	Three Month LIBOR	10/30/14	633
Citigroupglobal Markets, Inc.	USD	1,960	Three Month LIBOR	4.313%	10/30/39	(581)
Credit Suisse First Boston	GBP	100	5.000%	Six Month LIBOR	06/15/09	1
Credit Suisse First Boston	USD	4,200	2.750%	Three Month LIBOR	06/18/12	98
Credit Suisse First Boston	JPY	258,000	Six Month LIBOR	1.500%	12/17/13	(71)
Credit Suisse First Boston	USD	1,000	Three Month LIBOR	3.500%	06/17/24	(78)
Credit Suisse First Boston	USD	500	Three Month LIBOR	3.500%	06/18/29	(49)
Deutsche Bank	MXN	8,300	8.910%	Mexico Interbank 28 Day Deposit Rate	11/18/10	11
Deutsche Bank	EUR	300	4.500%	Six Month EURIBOR	12/17/10	13
Deutsche Bank	EUR	1,740	4.500%	Six Month EURIBOR	12/17/10	77
Deutsche Bank	BRL	1,000	13.220%	Brazil Interbank Deposit Rate	01/03/11	—
Deutsche Bank	GBP	100	5.000%	Six Month LIBOR	03/18/14	12
Deutsche Bank	USD	4,400	3.500%	Three Month LIBOR	06/17/16	289
Deutsche Bank	USD	300	Three Month LIBOR	3.500%	06/17/19	(22)
Deutsche Bank	USD	900	Three Month LIBOR	3.500%	06/17/24	(70)
Deutsche Bank	USD	1,000	Three Month LIBOR	3.500%	06/17/24	(78)
Deutsche Bank	USD	3,400	Three Month LIBOR	3.500%	06/17/24	(264)
Deutsche Bank	USD	200	Three Month LIBOR	3.500%	06/18/29	(19)
Deutsche Bank	USD	1,200	3.500%	Three Month LIBOR	06/17/39	170
Goldman Sachs	GBP	900	5.000%	Six Month LIBOR	06/15/09	12
Goldman Sachs	GBP	500	6.000%	Six Month LIBOR	06/19/09	10
Goldman Sachs	GBP	100	5.250%	Six Month LIBOR	03/18/14	14

See accompanying notes which are an integral part of the financial statements.

76	Core Bond Fund

Russell Investment Funds

Core Bond Fund

Schedule of Investments, continued — December 31, 2008

Amounts in thousands

Interest Rate Swaps Contracts
Counter Party	Notional Amount		Fund Receives	Fund Pays	Termination Date	Market Value $

HSBC	GBP	300	5.000%	Six Month LIBOR	09/17/13	32
JP Morgan	MXN	4,500	8.950%	Mexico Interbank 28 Day Deposit Rate	11/19/10	6
JP Morgan	MXN	9,000	8.420%	Mexico Interbank 28 Day Deposit Rate	12/01/10	6
JP Morgan	MXN	7,000	8.380%	Mexico Interbank 28 Day Deposit Rate	12/03/10	5
JP Morgan	EUR	1,570	Six Month EURIBOR	4.500%	12/17/10	(70)
JP Morgan	EUR	1,730	4.500%	Six Month EURIBOR	12/17/10	77
JP Morgan	USD	400	Three Month LIBOR	3.250%	06/17/14	(18)
JP Morgan	USD	4,900	3.500%	Three Month LIBOR	06/17/16	322
JP Morgan	AUD	90	Six Month LIBOR	7.250%	12/17/18	(15)
JP Morgan	USD	1,100	Three Month LIBOR	3.500%	06/17/19	(81)
JP Morgan	USD	200	Three Month LIBOR	3.500%	06/17/24	(16)
Merrill Lynch	BRL	200	12.948%	Brazil Interbank Deposit Rate	01/04/10	2
Merrill Lynch	USD	1,500	4.000%	Three Month LIBOR	06/17/11	68
Merrill Lynch	BRL	100	14.765%	Brazil Interbank Deposit Rate	01/02/12	2
Merrill Lynch	BRL	700	11.980%	Brazil Interbank Deposit Rate	01/02/12	(2)
Merrill Lynch	BRL	800	12.540%	Brazil Interbank Deposit Rate	01/02/12	2
Merrill Lynch	GBP	100	Six Month LIBOR	4.000%	12/15/35	(9)
Merrill Lynch	USD	400	Three Month LIBOR	5.000%	12/17/38	(182)
Morgan Stanley	BRL	400	12.670%	Brazil Interbank Deposit Rate	01/04/10	1
Morgan Stanley	USD	9,500	4.000%	Three Month LIBOR	06/17/10	248
Morgan Stanley	USD	200	Three Month LIBOR	5.000%	12/17/28	(67)
Morgan Stanley	USD	300	Three Month LIBOR	5.000%	12/17/38	(137)
Royal Bank of Scotland	USD	2,100	4.000%	Three Month LIBOR	06/17/10	55
Royal Bank of Scotland	USD	18,500	4.000%	Three Month LIBOR	06/17/11	839
Royal Bank of Scotland	EUR	100	1.955%	Consumer Price Index (France)	03/28/12	2
Royal Bank of Scotland	GBP	200	5.250%	Six Month LIBOR	03/18/14	28
Royal Bank of Scotland	USD	100	Three Month LIBOR	4.000%	06/17/16	(9)
Royal Bank of Scotland	USD	200	Three Month LIBOR	5.000%	12/17/28	(67)
Royal Bank of Scotland	GBP	100	Six Month LIBOR	4.000%	12/15/36	(16)
Royal Bank of Scotland	USD	1,900	Three Month LIBOR	5.000%	12/17/38	(866)
SBC Warburg	BRL	400	12.410%	Brazil Interbank Deposit Rate	01/04/10	1
UBS	AUD	300	7.500%	Three Month BBSW	03/15/10	9
UBS	AUD	2,800	7.000%	Three Month BBSW	06/15/10	72
UBS	AUD	1,600	7.500%	Six Month LIBOR	03/15/11	84
UBS	BRL	800	10.575%	Brazil Interbank Deposit Rate	01/02/12	(16)
UBS	JPY	64,000	Six Month LIBOR	1.500%	12/17/13	(20)
UBS	GBP	140	Six Month LIBOR	5.250%	12/17/18	(30)
UBS	AUD	90	7.250%	Six Month BBSW	12/17/18	15

Total Market Value of Open Interest Rate Swap Contracts Premiums Paid (Received) - $461						514

See accompanying notes which are an integral part of the financial statements.

Core Bond Fund	77

Russell Investment Funds

Core Bond Fund

Presentation of Portfolio Holdings — December 31, 2008

Categories	% of Net Assets

Asset-Backed Securities	4.7
Corporate Bonds and Notes	18.9
International Debt	5.3
Loan Agreements	0.4
Mortgage-Backed Securities	78.1
Municipal Bonds	0.6
Non-US Bonds	0.4
United States Government Agencies	0.3
United States Government Treasuries	3.0
Preferred Stocks	0.4
Options Purchased	0.7
Short-Term Investments	11.4
Repurchase Agreement	1.3
Other Securities	5.1

Total Investments	130.6
Other Assets and Liabilities, Net	(30.6)

100.0

Futures Contracts	0.7
Options Written	(0.6)
Foreign Currency Exchange Contracts	(0.1)
Credit Default Swap Contracts	(1.2)
Interest Rate Swap Contracts	0.2

See accompanying notes which are an integral part of the financial statements.

78	Core Bond Fund

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Russell Investment Funds

Real Estate Securities Fund

Portfolio Management Discussion and Analysis — December 31, 2008 (Unaudited)

Real Estate Securities Fund
	Total Return
1 Year	(37.76)%
5 Years	1.62	%§
Inception*	7.23	%§

FTSE NAREIT Equity REITs Index **
	Total Return
1 Year	(37.73)%
5 Years	0.91	%§
Inception*	7.22	%§

*	The Fund commenced operations on April 30, 1999.

**	FTSE National Association of Real Estate Investment Trusts (NAREIT) Equity REITs Index is an index composed of all the data based on the last closing price of the month for all tax-qualified REITs listed on the New York Stock Exchange, American Stock Exchange, and the NASDAQ National Market System. The data is market value-weighted. The total-return calculation is based upon whether it is 1-month, 3-months or 12-months. Only those REITs listed for the entire period are used in the total return calculation.

§	Annualized.

The performance shown in this section does not reflect any Insurance Company Separate Account or Policy Charges. Performance is historical and assumes reinvestment of all dividends and capital gains. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than when purchased. Past performance is not indicative of future results.

80	Real Estate Securities Fund

Russell Investment Funds

Real Estate Securities Fund

Portfolio Management Discussion — December 31, 2008 (Unaudited)

The Real Estate Securities Fund (the “Fund”) allocates most of its assets among multiple money managers. Russell Investment Management Company (“RIMCo”), as the Fund’s advisor, may change the allocation of the Fund’s assets among money managers at any time. An exemptive order from the Securities and Exchange Commission (SEC) permits RIMCo to engage or terminate a money manager at any time, subject to the approval by the Fund’s Board without a shareholder vote. Pursuant to the terms of the exemptive order, the Fund is required to notify its shareholders within 60 days of when a money manager begins providing services. The Fund currently has five money managers.

What is the Fund’s investment objective?

The Fund seeks to provide current income and long term capital growth.

How did the Fund perform relative to its benchmark for the fiscal year ended December 31, 2008?

For the fiscal year ended December 31, 2008, the Real Estate Securities Fund lost 37.76%. This compared to the FTSE NAREIT Equity REITs Index, which lost 37.73% during the same period. The Fund’s performance includes operating expenses, whereas Index returns are unmanaged and do not include expenses of any kind.

For the year ending December 31, 2008, the Lipper® Real Estate Funds (VIP) Average lost 40.21%. This result serves as a peer comparison and is expressed net of operating expenses.

How did the market conditions described in the Market Summary report affect the Fund’s performance?

The money managers positioned the Fund with a more defensive posture during the fiscal year. Over the course of the fiscal year, the managers moved to underweight positions in the industrial and lodging/resorts sectors. The industrial underweight reflected concerns about the large development pipelines maintained by the leading companies in the sector. The lodging/resorts underweight reflected concerns about a slowing economy, which is expected to curtail business and leisure travel, leading to lower occupancies and room rate growth. The Fund maintained an overweight position in the regional malls sector, as the managers were drawn to the long term lease structures and limited new supply of high quality malls. The Fund maintained underweight positions in the health care and specialty sectors based on relative valuations. While the underweight positions in the industrial and lodging/resorts sectors benefited Fund performance, the overweight to regional malls and underweight to the health care and specialty sectors detracted from performance. Overall, property sector positioning was a positive contributor to the Fund’s performance during the fiscal year.

Due to the negative market returns, the Fund’s cash position of approximately 4% had a positive contribution to Fund performance during the fiscal year. The Fund’s international real estate securities holdings detracted from performance. Property stocks in Asia Pacific and Europe lagged behind U.S. REITs during this period.

How did the investment strategies and techniques employed by the Fund and its money managers affect its performance?

AEW Management and Advisors, L.P. pursues a value-oriented style that focuses on identifying companies that it believes are mis-priced relative to underlying real estate net asset value. AEW performed slightly ahead of the benchmark during the fiscal year. Stock selection was a positive contributor to performance, particularly in the regional malls and industrial sectors. Property sector allocation negatively contributed to performance. The primary detractors to performance were an overweight to the underperforming regional malls sector and an underweight to the outperforming health care sector.

INVESCO Institutional (N.A.), Inc. maintains a broadly diversified portfolio with exposure to all major property sectors. Their investment style incorporates fundamental property market research and bottom-up quantitative securities analysis. INVESCO outperformed the benchmark during the fiscal year due to contributions from both property sector allocation and stock selection. An overweight to the outperforming health care sector and underweight to the underperforming industrial sector both had a positive contribution to performance. Stock selection was strongest in the apartments, diversified, shopping centers and regional malls sectors. This was partially offset by weak stock selection in the office sector.

RREEF America L.L.C.’s style emphasizes a top-down approach to property sector weights based on an assessment of property market fundamentals. RREEF performed in line with the benchmark during the fiscal year. Sector allocation detracted from performance due primarily to an overweight to the underperforming regional malls sector. Overall stock selection had a positive contribution to performance, driven by stock selection in the regional malls, shopping centers and lodging/resorts sectors.

Heitman Real Estate Securities LLC manages a concentrated portfolio with a bottom-up approach to stock selection focusing on companies that it believes have attractive valuations relative to growth prospects. Heitman outperformed the benchmark during the fiscal year, primarily as a result of effective stock selection. Stock selection was strongest in the regional malls, industrial and health care sectors. Sector allocation detracted from performance, driven primarily by an overweight to the underperforming regional malls sector.

Cohen & Steers Capital Management Inc. manages a broadly diversified portfolio of global property securities. Cohen & Steers uses a bottom-up approach to portfolio construction, emphasizing the relationship between price and net asset value as the principal valuation metric. Cohen & Steers also evaluates multiple-to-growth ratios as indicators of value. While Cohen & Steers outperformed relative to their peer group of global managers, the global portfolio had a negative impact on Fund performance, due to the underperformance of international

Real Estate Securities Fund	81

Russell Investment Funds

Real Estate Securities Fund

Portfolio Management Discussion — December 31, 2008 (Unaudited)

property securities markets. Investments in Asia, particularly in Hong Kong, detracted the most from performance. However, all regions outside the U.S., including Australia, Continental Europe and the United Kingdom, underperformed relative to the U.S. Cohen & Steers’ strong stock selection was insufficient to overcome the lower returns in the international markets.

The Fund’s performance shown throughout this report was based on valuations calculated in accordance with Generally Accepted Accounting Principles (GAAP) and in accordance with a newly effective accounting statement (SFAS 157), reflects the December 31, 2008 market value of the pooled investment vehicle in which the Fund invested its cash collateral received in securities lending transactions. This market value is lower than the vehicle’s amortized cost per unit. This had a negative impact on the Fund’s benchmark relative performance.

Describe any changes to the Fund’s structure or the money manager line-up.

There were no money manager changes during the fiscal year. During the course of the fiscal year, Heitman’s target weight was increased from 10% to 15% and the target weights for AEW and INVESCO decreased to 25% each.

Money Managers as of December 31, 2008	Styles
AEW Management and Advisors, L.P.	Value
Cohen & Steers Capital Management, Inc.	Global Market-Oriented
Heitman Real Estate Securities LLC	Growth
INVESCO Institutional (N.A.), Inc. which acts as a money manager to the Fund through its INVESCO Real Estate division	Market-Oriented
RREEF America L.L.C.	Market-Oriented

The views expressed in this report reflect those of the portfolio managers only through the end of the period covered by the report. These views do not necessarily represent the views of RIMCo or any other person in RIMCo or any other affiliated organization. These views are subject to change at any time based upon market conditions or other events, and RIMCo disclaims any responsibility to update the views contained herein. These views should not be relied on as investment advice and, because investment decisions for Russell Investment Funds are based on numerous factors, should not be relied on as an indication of investment decisions of any RIF Fund.

82	Real Estate Securities Fund

Russell Investment Funds

Real Estate Securities Fund

Shareholder Expense Example — December 31, 2008 (Unaudited)

Fund Expenses

The following disclosure provides important information regarding each Fund’s Expense Example, which appears on each Fund’s individual page in this Annual Report. Please refer to this information when reviewing the Expense Example for a Fund.

Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including management fees and other Fund expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period indicated, which for this Fund is from July 1, 2008 to December 31, 2008.

Actual Expenses

The information in the table under the heading “Actual Performance” provides information about actual account values and actual expenses. You may use the information in this column, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first column in the row entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading “Hypothetical Performance (5% return before expenses)” provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the information under the heading “Hypothetical Performance (5% return before expenses)” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. The fee and expenses shown in this section do not reflect any Insurance Company Separate Account or Policy Charges.

	Actual Performance	Hypothetical Performance (5% return before expenses)

Beginning Account Value
July 1, 2008	$1,000.00	$1,000.00
Ending Account Value
December 31, 2008	$643.40	$1,020.11
Expenses Paid During Period*	$4.13	$5.08

*	Expenses are equal to the Fund’s annualized expense ratio of 1.00% (representing the one-half year period annualized), multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

Real Estate Securities Fund	83

Russell Investment Funds

Real Estate Securities Fund

Schedule of Investments — December 31, 2008

Amounts in thousands (except share amounts)

	Principal Amount ($) or Shares	Market Value $

Common Stocks - 97.9%
Apartments—15.6%
American Campus Communities, Inc. (ö)(Ñ)	136,809	2,802
Apartment Investment & Management Co. Class A (ö)(Ñ)	111,249	1,285
AvalonBay Communities, Inc. (ö)(Ñ)	223,326	13,529
Boardwalk Real Estate Investment Trust (ö)	9,285	192
BRE Properties, Inc. Class A (ö)(Ñ)	90,454	2,531
Camden Property Trust (ö)(Ñ)	197,090	6,177
China Overseas Land & Investment, Ltd. (Ñ)	156,000	213
China Resources Land, Ltd. (Ñ)	58,000	72
Equity Residential (ö)(Ñ)	479,334	14,294
Essex Property Trust, Inc. (ö)(Ñ)	43,207	3,316
Home Properties, Inc. (ö)(Ñ)	15,300	621
Mid-America Apartment Communities, Inc. (ö)	27,719	1,030
Post Properties, Inc. (ö)(Ñ)	53,750	887
UDR, Inc. (ö)(Ñ)	20,071	277

		47,226

Diversified—9.7%
Agile Property Holdings, Ltd. (Ñ)	44,000	23
Atrium European Real Estate, Ltd. (Æ)	9,248	34
British Land Co. PLC (ö)	51,693	414
Canadian Real Estate Investment Trust(ö)	18,317	335
CapitaLand, Ltd.	107,000	235
Castellum AB (Ñ)	37,595	292
Dexus Property Group (ö)(Ñ)	618,174	359
Gecina SA (ö)	421	29
GPT Group (ö)	188,740	122
Hang Lung Properties, Ltd.—ADR (Ñ)	154,000	338
Henderson Land Development Co., Ltd. (Ñ)	102,336	382
Hysan Development Co., Ltd.	211,470	343
Kerry Properties, Ltd.	19,500	53
Land Securities Group PLC (ö)	61,331	817
Mirvac Group (ö)	329,079	297
Mitsubishi Estate Co., Ltd.	127,000	2,094
Mitsui Fudosan Co., Ltd.	65,100	1,082
New World China Land, Ltd. (Æ)	86,100	26
Sino Land Co.	153,000	160
Sino-Ocean Land Holdings, Ltd. (Æ)	70,000	32
Sponda OYJ	4,701	21
Stockland (ö)(Ñ)	57,477	166
Sumitomo Realty & Development Co., Ltd.	5,000	75
Sun Hung Kai Properties, Ltd.	164,362	1,382
Suntec Real Estate Investment Trust (Æ)(ö)	15,000	7
Tokyu Land Corp.	18,000	69
Unibail-Rodamco (ö)	5,947	886
Vornado Realty Trust (ö)(Ñ)	287,683	17,362
Washington Real Estate Investment Trust (ö)(Ñ)	74,902	2,120

		29,555

	Principal Amount ($) or Shares	Market Value $
Free Standing Retail—0.6%
National Retail Properties, Inc. (ö)(Ñ)	65,800	1,131
Realty Income Corp. (ö)(Ñ)	30,800	713

		1,844

Health Care—14.0%
Cogdell Spencer, Inc. (ö)(Ñ)	41,300	387
HCP, Inc. (ö)(Ñ)	188,671	5,239
Health Care REIT, Inc. (ö)(Ñ)	147,602	6,229
LTC Properties, Inc. (ö)	51,650	1,047
Medical Properties Trust, Inc. (ö)(Ñ)	144,604	912
Nationwide Health Properties, Inc. (ö)	297,335	8,539
Omega Healthcare Investors, Inc. (ö)(Ñ)	217,275	3,470
Senior Housing Properties Trust (ö)	268,779	4,817
Ventas, Inc. (ö)(Ñ)	352,838	11,845

		42,485

Industrial—4.9%
AMB Property Corp. (ö)	212,310	4,972
DCT Industrial Trust, Inc. (ö)(Ñ)	678,599	3,434
EastGroup Properties, Inc. (ö)(Ñ)	16,038	571
First Potomac Realty Trust (ö)	73,500	683
Goodman Group (ö)	137,561	73
Prologis (ö)(Ñ)	343,711	4,774
ProLogis European Properties	14,670	66
Segro PLC (ö)(Ñ)	38,967	139

		14,712

Lodging/Resorts—2.6%
Hospitality Properties Trust (ö)(Ñ)	15,450	230
Host Hotels & Resorts, Inc. (ö)(Ñ)	825,112	6,246
LaSalle Hotel Properties (ö)(Ñ)	24,700	273
Starwood Hotels & Resorts Worldwide, Inc. (Ñ)(ö)	71,691	1,283

		8,032

Manufactured Homes—0.9%
Equity Lifestyle Properties, Inc. (ö)(Ñ)	74,200	2,846

Mixed Industrial/Office—2.4%
Duke Realty Corp. (ö)(Ñ)	12,466	137
Liberty Property Trust (ö)(Ñ)	266,524	6,085
PS Business Parks, Inc. (ö)	21,454	958

		7,180

Office—11.3%
Alexandria Real Estate Equities, Inc. (ö)(Ñ)	51,282	3,094
Alstria Office REIT-AG (Æ)(ö)	2,664	14
BioMed Realty Trust, Inc. (ö)(Ñ)	193,948	2,273
Boston Properties, Inc. (ö)(Ñ)	231,460	12,730
Brandywine Realty Trust (ö)	100,412	774
Brookfield Properties Corp.	223,228	1,726
Corporate Office Properties Trust SBI MD (ö)(Ñ)	59,375	1,823
Douglas Emmett, Inc. (ö)(Ñ)	138,221	1,805
Great Portland Estates PLC (ö)(Ñ)	38,944	146

84	Real Estate Securities Fund

Russell Investment Funds

Real Estate Securities Fund

Schedule of Investments, continued — December 31, 2008

Amounts in thousands (except share amounts)

	Principal Amount ($) or Shares	Market Value $

Highwoods Properties, Inc. (ö)	18,700	512
Hongkong Land Holdings, Ltd.	253,000	634
HRPT Properties Trust (ö)	159,400	537
ICADE (ö)	3,347	279
Japan Prime Realty Investment Corp. Class A (ö)	24	57
Japan Real Estate Investment Corp. Class A (ö)	18	162
Kilroy Realty Corp. (ö)(Ñ)	78,300	2,620
Mack-Cali Realty Corp. (ö)(Ñ)	71,781	1,759
Nippon Building Fund, Inc. Class A (ö)	21	231
Nomura Real Estate Office Fund, Inc. Class A (ö)	12	78
NTT Urban Development Corp. (Ñ)	211	228
SL Green Realty Corp. (ö)(Ñ)	100,901	2,613
Societe Immobiliere de Location pour l’Industrie et le Commerce (ö)	797	74
Tokyo Tatemono Co., Ltd. (Ñ)	36,000	165

		34,334

Regional Malls—10.5%
Aeon Mall Co., Ltd. (Ñ)	18,300	353
CBL & Associates Properties, Inc. (ö)(Ñ)	8,630	56
Macerich Co. (The) (ö)(Ñ)	167,654	3,045
Simon Property Group, Inc. (ö)(Ñ)	449,687	23,892
Taubman Centers, Inc. (ö)(Ñ)	120,926	3,079
Westfield Group (ö)(Ñ)	164,437	1,515

		31,940

Self Storage—8.0%
Extra Space Storage, Inc. (ö)(Ñ)	296,376	3,059
Public Storage (ö)(Ñ)	260,148	20,682
Safestore Holdings PLC	11,321	9
Sovran Self Storage, Inc. (ö)	10,900	392
U-Store-It Trust (ö)	4,044	18

		24,160

Shopping Centers—11.2%
Acadia Realty Trust (ö)(Ñ)	55,841	797
Citycon Oyj	12,560	30
Corio NV (ö)(Ñ)	9,018	414
Developers Diversified Realty Corp. (ö)(Ñ)	135,108	659
Eurocommercial Properties NV (ö)(Ñ)	3,413	115
Federal Realty Investment Trust (ö)(Ñ)	198,010	12,293
Hammerson PLC (ö)(Ñ)	46,259	358
Japan Retail Fund Investment Corp. Class A (ö)	49	212
Kimco Realty Corp. (ö)(Ñ)	231,280	4,228
Kite Realty Group Trust (ö)	112,000	623
Klepierre—GDR (ö)	2,870	70
Link REIT (The) (ö)(Ñ)	139,028	231
Mercialys SA (ö)	3,854	121
Primaris Retail Real Estate Investment Trust (ö)	6,720	58

	Principal Amount ($) or Shares	Market Value $
Regency Centers Corp. (ö)(Ñ)	255,319	11,923
RioCan Real Estate Investment Trust (ö)	200	2
Saul Centers, Inc. (ö)	8,600	340
Tanger Factory Outlet Centers (ö)(Ñ)	36,400	1,369
Weingarten Realty Investors (ö)(Ñ)	6,710	139

		33,982

Specialty—6.2%
Corrections Corp. of America (Æ)(Ñ)	5,900	97
Digital Realty Trust, Inc. (ö)(Ñ)	274,516	9,018
DuPont Fabros Technology, Inc. (ö)	129,050	267
Entertainment Properties Trust (ö)(Ñ)	23,362	696
Plum Creek Timber Co., Inc. (ö)(Ñ)	187,540	6,515
Rayonier, Inc. (ö)(Ñ)	69,800	2,188

		18,781

Total Common Stocks (cost $338,763)		297,077

Short-Term Investments - 3.5%
Russell Investment Company Money Market Fund	10,609,000	10,609

Total Short-Term Investments (cost $10,609)		10,609

Other Securities - 31.2%
State Street Securities Lending Quality Trust (×)	100,064,879	94,571

Total Other Securities (cost $100,065)		94,571

Total Investments - 132.6% (identified cost $449,437)		402,257

Other Assets and Liabilities, Net - (32.6%)		(98,841)

Net Assets - 100.0%		303,416

See accompanying notes which are an integral part of the financial statements.

Real Estate Securities Fund	85

Russell Investment Funds

Real Estate Securities Fund

Schedule of Investments — December 31, 2008

Foreign Currency Exchange Contracts

Amount Sold		Amount Bought		Settlement Date	Unrealized Appreciation (Depreciation) $
USD	—	AUD	—	01/02/09	—
USD	4	AUD	5	01/02/09	—
USD	—	AUD	—	01/05/09	—
USD	—	AUD	—	01/06/09	—
USD	—	AUD	—	01/06/09	—
USD	7	AUD	10	01/06/09	—
USD	2	EUR	2	01/02/09	—
USD	3	EUR	2	01/02/09	—
USD	5	EUR	3	01/02/09	—
USD	2	EUR	2	01/05/09	—
USD	6	EUR	4	01/05/09	—
USD	2	EUR	1	01/06/09	—
USD	1	HKD	4	01/02/09	—
USD	1	HKD	7	01/02/09	—
USD	5	HKD	40	01/02/09	—
USD	—	HKD	4	01/05/09	—
USD	1	HKD	11	01/05/09	—
USD	2	HKD	16	01/05/09	—
USD	3	HKD	24	01/05/09	—
USD	7	HKD	57	01/05/09	—
USD	11	HKD	84	01/05/09	—
USD	5	JPY	429	01/07/09	—
USD	13	JPY	1,162	01/07/09	—
USD	13	JPY	1,169	01/07/09	—
USD	6	SGD	8	01/05/09	—
USD	2	SGD	3	01/06/09	—
AUD	5	USD	3	01/02/09	—
AUD	5	USD	3	01/05/09	—
AUD	17	USD	12	01/06/09	—
AUD	36	USD	25	01/06/09	1
CAD	2	USD	2	01/02/09	—
CAD	3	USD	2	01/02/09	—
CAD	2	USD	2	01/05/09	—
CAD	5	USD	4	01/05/09	—
EUR	2	USD	2	01/02/09	—
EUR	2	USD	2	01/05/09	—
EUR	3	USD	3	01/05/09	—
EUR	7	USD	10	01/06/09	—
EUR	40	USD	56	01/06/09	—
GBP	3	USD	4	01/02/09	—
GBP	1	USD	1	01/06/09	—
GBP	14	USD	21	01/06/09	—
HKD	26	USD	3	01/02/09	—
HKD	51	USD	7	01/05/09	—
HKD	63	USD	8	01/05/09	—
HKD	553	USD	71	01/05/09	—
JPY	5,780	USD	64	01/07/09	—
SEK	85	USD	11	01/05/09	—
SEK	100	USD	13	01/07/09	—

Total Unrealized Appreciation (Depreciation) on Open Foreign Currency Exchange Contracts					1

See accompanying notes which are an integral part of the financial statements.

86	Real Estate Securities Fund

Russell Investment Funds

Real Estate Securities Fund

Presentation of Portfolio Holdings — December 31, 2008

Categories	% of Net Assets

Apartments	15.6
Diversified	9.7
Free Standing Retail	0.6
Health Care	14.0
Industrial	4.9
Lodging/Resorts	2.6
Manufactured Homes	0.9
Mixed Industrial/Office	2.4
Office	11.3
Regional Malls	10.5
Self Storage	8.0
Shopping Centers	11.2
Specialty	6.2
Short-Term Investments	3.5
Other Securities	31.2

Total Investments	132.6
Other Assets and Liabilities, Net	(32.6)

	100.0

Foreign Currency Exchange Contracts	—	*

—*	Less than .05% of net assets.

See accompanying notes which are an integral part of the financial statements.

Real Estate Securities Fund	87

Russell Investment Funds

Notes to Schedules of Investments — December 31, 2008

Footnotes:

(Æ)	Nonincome-producing security.
(ö)	Real Estate Investment Trust (REIT).
(§)	All or a portion of the shares of this security are held as collateral in connection with futures contracts purchased (sold), options written, or swaps entered into by the Fund.
(ž)	Rate noted is yield-to-maturity from date of acquisition.
(ç)	At amortized cost, which approximates market.
(Ê)	Adjustable or floating rate security. Rate shown reflects rate in effect at period end.
(Ï)	Forward commitment.
(ƒ)	Perpetual floating rate security. Rate shown reflects rate in effect at period end.
(µ)	Bond is insured by a guarantor.
(æ)	Pre-refunded: These bonds are collateralized by US Treasury securities, which are held in escrow by a trustee and used to pay principal and interest in the tax-exempt issue and to retire the bonds in full at the earliest refunding date. The rate noted is for descriptive purposes; effective yield may vary.
(Ø)	In default.
(ß)	Illiquid security.
(×)	The security is purchased with the cash collateral from the securities loaned.
(Ñ)	All or a portion of the shares of this security are on loan.
(Þ)	Restricted security. Security may have contractual restrictions on resale, may have been offered in a private placement transaction, and may not be registered under the Securities Act of 1933.
(Å)	Illiquid and restricted security.
(å)	Currency balances were held in connection with futures contracts purchased (sold), options written, or swaps entered into by the Fund. See Note 2.

Abbreviations:

144A - Represents private placement security for qualified buyers according to rule 144A of the Securities Act of 1933.

ADR - American Depositary Receipt

ADS - American Depositary Share

BBSW - Australian Bank Bill Short Term Rate

CIBOR - Copenhagen Interbank Offered Rate

CME - Chicago Mercantile Exchange

CMO - Collateralized Mortgage Obligation

CVO - Contingent Value Obligation

EURIBOR - Euro Interbank Offered Rate

FDIC - Federal Deposit Insurance Company

GDR - Global Depositary Receipt

GDS - Global Depositary Share

LIBOR - London Interbank Offered Rate

NIBOR - Norwegian Interbank Offered Rate

PIK - Payment in Kind

REMIC - Real Estate Mortgage Investment Conduit

STRIP - Separate Trading of Registered Interest and Principal of Securities

TBA - To Be Announced Security

Foreign Currency Abbreviations:

ARS - Argentine peso	HKD - Hong Kong dollar	PLN - Polish zloty
AUD - Australian dollar	HUF - Hungarian forint	RUB - Russian ruble
BRL - Brazilian real	IDR - Indonesian rupiah	SEK - Swedish krona
CAD - Canadian dollar	ILS - Israeli shekel	SGD - Singapore dollar
CHF - Swiss franc	INR - Indian rupee	SKK - Slovakian koruna
CLP - Chilean peso	JPY - Japanese yen	THB - Thai baht
CNY - Chinese renminbi yuan	KES - Kenyan schilling	TRY - Turkish lira
COP - Colombian peso	KRW - South Korean won	TWD - Taiwanese dollar
CRC - Costa Rica colon	MXN - Mexican peso	USD - United States dollar
CZK - Czech koruna	MYR - Malaysian ringgit	VEB - Venezuelan bolivar
DKK - Danish krone	NOK - Norweigian Krone	VND - Vietnamese dong
EGP - Egyptian pound	NZD - New Zealand dollar	ZAR - South African rand
EUR - Euro	PEN - Peruvian nouveau sol
GBP - British pound sterling	PHP - Philippine peso

88	Notes to Schedules of Investments

Russell Investment Funds

Statements of Assets and Liabilities — December 31, 2008

Amounts in thousands	Multi-Style Equity Fund	Aggressive Equity Fund	Non-U.S. Fund	Core Bond Fund	Real Estate Securities Fund

Assets
Investments, at identified cost	$425,636	$208,310	$331,216	$452,375	$449,437
Investments, at market***	346,934	172,326	269,951	416,781	402,257
Cash	—	106	104	—	—
Cash (restricted)	3,700	1,600	7,642	2,019	—
Foreign currency holdings*	—	—	3,124	606	136
Unrealized appreciation on foreign currency exchange contracts	—	—	2,365	198	1
Receivables:
Dividends and interest	549	195	336	2,532	2,521
Dividends from affiliated money market funds	17	6	18	12	11
Investments sold	2,064	1,048	4,239	22,465	1,972
Fund shares sold	25	7	10	103	77
Foreign taxes recoverable	—	—	36	—	—
Fund Adviser	—	—	—	—	—
Daily variation margin on futures contracts	478	387	44	498	—
Prepaid expenses	5	2	4	6	4
Interest rate swap contracts, at market value****	—	—	—	6,301	—
Credit default swap contracts, at market value*****	—	—	—	1,775	—

Total assets	353,772	175,677	287,873	453,296	406,979

Liabilities
Payables:
Due to Custodian or Broker	—	—	—	1,000	—
Investments purchased	1,822	1,256	4,386	99,942	3,150
Fund shares redeemed	73	143	184	42	54
Accrued fees to affiliates	188	65	177	146	204
Other accrued expenses	58	50	114	68	90
Daily variation margin on futures contracts	—	—	101	288	—
Other payable	—	—	—	1,714	—
Unrealized depreciation on foreign currency exchange contracts	—	—	761	367	—
Options written, at market value**	—	—	—	2,022	—
Payable upon return of securities loaned	53,420	51,075	26,400	17,155	100,065
Interest rate swap contracts, at market value****	—	—	—	5,787	—
Credit default swap contracts, at market value*****	—	—	—	5,656	—

Total liabilities	55,561	52,589	32,123	134,187	103,563

Net Assets	$298,211	$123,088	$255,750	$319,109	$303,416

See accompanying notes which are an integral part of the financial statements.

Statements of Assets and Liabilities	89

Russell Investment Funds

Statements of Assets and Liabilities, continued — December 31, 2008

	Multi-Style Equity Fund	Aggressive Equity Fund	Non-U.S. Fund	Core Bond Fund	Real Estate Securities Fund

Net Assets Consist of:
Undistributed (overdistributed) net investment income	$1,690	$—	$1,726	$2,838	$4,013
Accumulated net realized gain (loss)	(85,181)	(57,214)	(84,838)	521	(81,468)
Unrealized appreciation (depreciation) on:
Investments	(78,702)	(35,984)	(61,265)	(35,594)	(47,180)
Futures contracts	454	643	513	2,348	—
Options written	—	—	—	(1,442)	—
Credit default swap contracts	—	—	—	(1,721)	—
Interest rate swap contracts	—	—	—	53	—
Foreign currency-related transactions	—	—	1,511	(186)	(4)
Shares of beneficial interest	331	171	342	342	326
Additional paid-in capital	459,619	215,472	397,761	351,950	427,729

Net Assets	$298,211	$123,088	$255,750	$319,109	$303,416

Net Asset Value, offering and redemption price per share:
Net asset value per share******	$9.00	$7.18	$7.48	$9.33	$9.30
Net assets	$298,210,893	$123,087,924	$255,749,546	$319,108,827	$303,416,057
Shares outstanding ($.01 par value)	33,132,830	17,135,790	34,170,535	34,187,141	32,641,688
Amounts in thousands
* Foreign currency holdings - cost	$—	$—	$3,199	$618	$138
** Premiums received on options written	$—	$—	$—	$580	$—
*** Securities on loan included in investments	$53,455	$51,291	$25,168	$16,586	$101,844
**** Interest rate swap contracts - premiums paid (received)	$—	$—	$—	$461	$—
***** Credit default swap contracts - premiums paid (received)	$—	$—	$—	$(2,160)	$—
****** Net asset value per share equals net assets divided by shares of beneficial interest outstanding.

See accompanying notes which are an integral part of the financial statements.

90	Statements of Assets and Liabilities

Russell Investment Funds

Statements of Operations — For the Fiscal Year Ended December 31, 2008

Amounts in thousands	Multi-Style Equity Fund	Aggressive Equity Fund	Non-U.S. Fund	Core Bond Fund	Real Estate Securities Fund

Investment Income
Dividends	$8,002	$2,495	$10,612	$111	$14,749
Dividends from affiliated money market funds	632	210	802	529	435
Interest	19	13	27	18,249	—
Securities lending income	940	761	703	222	994
Less foreign taxes withheld	—	—	(1,003)	—	—

Total investment income	9,593	3,479	11,141	19,111	16,178

Expenses
Advisory fees	2,954	1,653	3,166	1,946	3,515
Administrative fees	202	92	176	177	220
Custodian fees	292	338	784	490	327
Transfer agent fees	18	8	15	16	19
Professional fees	72	45	68	72	71
Trustees’ fees	8	4	7	7	9
Printing fees	10	6	7	4	9
Miscellaneous	31	17	38	26	38

Expenses before reductions	3,587	2,163	4,261	2,738	4,208
Expense reductions	(68)	(235)	(215)	(261)	—

Net expenses	3,519	1,928	4,046	2,477	4,208

Net investment income (loss)	6,074	1,551	7,095	16,634	11,970

Net Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investments	(67,847)	(50,759)	(63,112)	2,785	(72,517)
Futures contracts	(13,376)	(4,414)	(19,413)	7,184	—
Options written	—	—	(845)	(2,146)	—
Credit default swap contracts	—	—	—	66	—
Index swap contracts	—	—	(81)	(282)	—
Interest rate swap contracts	—	—	—	431	—
Foreign currency-related transactions	—	—	(4,186)	435	(54)

Net realized gain (loss)	(81,223)	(55,173)	(87,637)	8,473	(72,571)

Net change in unrealized appreciation (depreciation) on:
Investments	(125,852)	(46,331)	(108,497)	(37,544)	(115,572)
Futures contracts	752	673	888	(245)	—
Options written	—	—	2	(710)	—
Credit default swap contracts	—	—	—	(998)	—
Index swap contracts	—	—	5	(51)	—
Interest rate swap contracts	—	—	—	(569)	—
Foreign currency-related transactions	—	—	1,213	(396)	(6)

Net change in unrealized appreciation (depreciation)	(125,100)	(45,658)	(106,389)	(40,513)	(115,578)

Net realized and unrealized gain (loss)	(206,323)	(100,831)	(194,026)	(32,040)	(188,149)

Net Increase (Decrease) in Net Assets from Operations	$(200,249)	$(99,280)	$(186,931)	$(15,406)	$(176,179)

See accompanying notes which are an integral part of the financial statements.

Statements of Operations	91

Russell Investment Funds

Statements of Changes in Net Assets — For the Fiscal Years Ended December 31,

	Multi-Style Equity Fund		Aggressive Equity Fund
Amounts in thousands	2008	2007	2008	2007

Increase (Decrease) in Net Assets

Operations
Net investment income (loss)	$6,074	$4,740	$1,551	$925
Net realized gain (loss)	(81,223)	42,430	(55,173)	19,170
Net change in unrealized appreciation (depreciation)	(125,100)	(3,082)	(45,658)	(12,030)

Net increase (decrease) in net assets from operations	(200,249)	44,088	(99,280)	8,065

Distributions
From net investment income	(5,806)	(4,459)	(1,578)	(866)
From net realized gain	(3,972)	(19,120)	(44)	(29,590)

Net decrease in net assets from distributions	(9,778)	(23,579)	(1,622)	(30,456)

Share Transactions
Net increase (decrease) in net assets from share transactions	28,316	41,906	(4,937)	27,672

Total Net Increase (Decrease) in Net Assets	(181,711)	62,415	(105,839)	5,281

Net Assets
Beginning of period	479,922	417,507	228,927	223,646

End of period	$298,211	$479,922	$123,088	$228,927

Undistributed (overdistributed) net investment income included in net assets	$1,690	$1,423	$—	$—

See accompanying notes which are an integral part of the financial statements.

92	Statements of Changes in Net Assets

Non-U.S. Fund		Core Bond Fund		Real Estate Securities Fund
2008	2007	2008	2007	2008	2007

$7,095	$6,991	$16,634	$15,000	$11,970	$10,443
(87,637)	47,882	8,473	3,830	(72,571)	51,349
(106,389)	(16,201)	(40,513)	3,043	(115,578)	(159,351)

(186,931)	38,672	(15,406)	21,873	(176,179)	(97,559)

—	(10,855)	(14,176)	(16,240)	(8,443)	(13,544)
(3,345)	(75,619)	(6,979)	—	—	(65,161)

(3,345)	(86,474)	(21,155)	(16,240)	(8,443)	(78,705)

14,340	109,604	9,603	74,651	(771)	39,596

(175,936)	61,802	(26,958)	80,284	(185,393)	(136,668)

431,686	369,884	346,067	265,783	488,809	625,477

$255,750	$431,686	$319,109	$346,067	$303,416	$488,809

$1,726	$(1,232)	$2,838	$14	$4,013	$(62)

See accompanying notes which are an integral part of the financial statements.

Statements of Changes in Net Assets	93

Russell Investment Funds

Financial Highlights — For the Fiscal Years Ended

For a Share Outstanding Throughout Each Period.

	$ Net Asset Value, Beginning of Period	$ Net Investment Income (Loss)(a)	$ Net Realized and Unrealized Gain (Loss)	$ Total Income (Loss) from Operations	$ Distributions from Net Investment Income	$ Distributions from Net Realized Gain	$ Total Distributions
Multi-Style Equity Fund
December 31, 2008	15.65	.19	(6.52)	(6.33)	(.19)	(.13)	(.32)
December 31, 2007	14.93	.16	1.37	1.53	(.16)	(.65)	(.81)
December 31, 2006	13.37	.14	1.55	1.69	(.13)	—	(.13)
December 31, 2005	12.60	.12	.79	.91	(.14)	—	(.14)
December 31, 2004	11.56	.11	1.02	1.13	(.09)	—	(.09)
Aggressive Equity Fund
December 31, 2008	12.99	.09	(5.81)	(5.72)	(.09)	— (c)	(.09)
December 31, 2007	14.45	.06	.40	.46	(.05)	(1.87)	(1.92)
December 31, 2006	14.40	.03	2.10	2.13	(.03)	(2.05)	(2.08)
December 31, 2005	14.90	.03	.90	.93	(.03)	(1.40)	(1.43)
December 31, 2004	13.47	.02	1.95	1.97	(.02)	(.52)	(.54)
Non-U.S. Fund
December 31, 2008	13.20	.21	(5.83)	(5.62)	—	(.10)	(.10)
December 31, 2007	15.01	.25	1.14	1.39	(.38)	(2.82)	(3.20)
December 31, 2006	12.68	.23	2.75	2.98	(.35)	(.30)	(.65)
December 31, 2005	11.33	.16	1.38	1.54	(.19)	—	(.19)
December 31, 2004	9.76	.11	1.66	1.77	(.20)	—	(.20)
Core Bond Fund
December 31, 2008	10.32	.47	(.86)	(.39)	(.39)	(.21)	(.60)
December 31, 2007	10.14	.51	.20	.71	(.53)	—	(.53)
December 31, 2006	10.23	.45	(.08)	.37	(.46)	—	(.46)
December 31, 2005	10.50	.38	(.17)	.21	(.37)	(.11)	(.48)
December 31, 2004	10.47	.24	.24	.48	(.26)	(.19)	(.45)
Real Estate Securities Fund
December 31, 2008	15.22	.38	(6.03)	(5.65)	(.27)	—	(.27)
December 31, 2007	21.34	.35	(3.68)	(3.33)	(.47)	(2.32)	(2.79)
December 31, 2006	17.28	.37	5.72	6.09	(.39)	(1.64)	(2.03)
December 31, 2005	17.09	.32	1.82	2.14	(.37)	(1.58)	(1.95)
December 31, 2004	13.71	.36	4.33	4.69	(.36)	(.95)	(1.31)

See accompanying notes which are an integral part of the financial statements.

94	Financial Highlights

$ Net Asset Value, End of Period	% Total Return	$ Net Assets, End of Period (000)	% Ratio of Expenses to Average Net Assets, Net(b)	% Ratio of Expenses to Average Net Assets, Gross	% Ratio of Net Investment Income to Average Net Assets(b)	% Portfolio Turnover Rate

9.00	(41.15)	298,211.87		.89	1.50	135
15.65	10.36	479,922.87		.87	1.04	136
14.93	12.75	417,507.87		.87	1.03	128
13.37	7.27	349,659.83		.87	.94	130
12.60	9.81	332,759.87		.88	.96	123

7.18	(44.16)	123,088	1.05	1.18	.84	161
12.99	3.42	228,927	1.05	1.13	.39	180
14.45	14.79	223,646	1.05	1.12	.16	184
14.40	6.36	204,292.99		1.13	.21	130
14.90	14.73	195,583	1.05	1.17	.17	150

7.48	(42.79)	255,750	1.15	1.21	2.01	123
13.20	10.12	431,686	1.15	1.18	1.70	106
15.01	23.64	369,884	1.15	1.21	1.64	111
12.68	13.69	302,261	1.12	1.26	1.41	88
11.33	18.30	258,766	1.15	1.28	1.11	73

9.33	(3.87)	319,109.70		.77	4.70	164
10.32	7.24	346,067.70		.78	5.04	965
10.14	3.72	265,783.70		.73	4.40	453
10.23	2.01	216,774.70		.72	3.70	193
10.50	4.66	175,851.70		.73	2.41	216

9.30	(37.76)	303,416.96		.96	2.72	71
15.22	(15.86)	488,809.92		.92	1.75	77
21.34	35.84	625,477.90		.91	1.86	53
17.28	12.96	443,092.91		.91	1.86	64
17.09	34.88	379,733.92		.92	2.43	47

See accompanying notes which are an integral part of the financial statements.

Financial Highlights	95

Russell Investment Funds

Notes to Financial Highlights — December 31, 2008

(a)	Average month-end shares outstanding were used for this calculation.
(b)	May reflect amounts waived and/or reimbursed by RIMCo and/or RFSC custody credit arrangements.
(c)	Less than $.01 per share.

See accompanying notes which are an integral part of the financial statements.

96	Notes to Financial Highlights

Russell Investment Funds

Notes to Financial Statements — December 31, 2008

1.	Organization

Russell Investment Funds (the “Investment Company” or “RIF”) is a series investment company with nine different investment portfolios referred to as Funds. These financial statements report on five of these Funds (each a “Fund” and collectively the “Funds”). The Investment Company provides the investment base for one or more variable insurance products issued by one or more insurance companies. These Funds are offered at net asset value to qualified insurance company separate accounts offering variable insurance products. The Investment Company is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. It is organized and operates as a Massachusetts business trust under an amended and restated master trust agreement dated October 1, 2008. The Investment Company’s master trust agreement permits the Board of Trustees (the “Board”) to issue an unlimited number of shares of beneficial interest.

Russell Investment Company (“RIMCo”) is the Funds’ adviser and Russell Fund Services Company (“RFSC”), a wholly-owned subsidiary of RIMCo, is the Funds’ administrator and transfer agent.

2.	Significant Accounting Policies

The Funds’ financial statements are prepared in accordance with accounting principles generally accepted in the United States of America (“GAAP”) which require the use of management estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. The following is a summary of the significant accounting policies consistently followed by each Fund in the preparation of its financial statements.

Security Valuation

The Funds value portfolio securities according to Board-approved securities valuation procedures and pricing services which include market value procedures, fair value procedures and a description of the pricing services used by the Funds. Debt obligation securities maturing within 60 days of the time of purchase are priced using the amortized cost method of valuation, unless the Board determines that amortized cost does not represent market value of short-term debt obligations. The Board has delegated the responsibility for administration of the securities valuation procedures to RFSC.

Ordinarily, the Funds value each portfolio security based on market quotations provided by pricing services or alternative pricing services or dealers (when permitted by the market value procedures). Generally, Fund securities are valued at the close of the market on which they are traded as follows:

•	U.S. listed equities, equity and fixed income options and Rights/Warrants: Last sale price; last bid price if no last sale price.

•	U.S. over-the-counter equities: Official closing price; last bid price if no closing price.

•	Listed ADRs/GDRs: Last sale price; last bid price if no last sale price.

•	Municipal bonds, U.S. bonds, Eurobonds/foreign bonds: Evaluated bid price; broker quote if no evaluated bid price.

•	Futures: Settlement price.

•	Bank loans and forwards: Mean between bid and asking price.

•	Investments in other mutual funds are valued at their net asset value per share, calculated at 4 p.m. Eastern time or as of the close of the New York Stock Exchange, whichever is earlier;

•

The value of swap agreements is equal to the Funds’ obligation (or rights) under swap contracts which will generally be equal to the net amounts to be paid or received under the contracts based upon the relative values of the positions held by each party to the contracts.

•

Equity securities traded on a national foreign securities exchange or a foreign over the counter market are valued on the basis of the official closing price, or lacking the official closing price, at the last sale price of the primary exchange on which the security is traded.

If market quotations are not readily available for a security or if subsequent events suggest that a market quotation is not reliable, the Funds will use the security’s fair value, as determined in accordance with the fair value procedures. The effect of fair value pricing is that securities may not be priced on the basis of quotations from the primary market in which they are traded, but rather may be priced by another method that the Board believes reflects fair value. The fair value procedures may involve subjective judgments as to the fair value of securities. The use of fair value pricing by a Fund may cause the net asset value of its shares to differ significantly from the net asset value that would be calculated using normal pricing methods. Fair value pricing could also cause discrepancies between the daily movement of the value of Fund shares and the daily movement of the benchmark index if the index is valued using another pricing method.

This policy is intended to assure that the Funds’ net asset values fairly reflect security values as of the time of pricing. Events or circumstances affecting the values of Fund securities that occur between the closing of the principal markets on which they trade

Notes to Financial Statements	97

Russell Investment Funds

Notes to Financial Statements, continued — December 31, 2008 and the time the net asset value of Fund shares is determined may be reflected in the calculation of net asset values for each applicable Fund when the Funds deem that the particular event or circumstance would materially affect such Fund’s net asset value. Funds that invest primarily in frequently traded exchange-listed securities will use fair value pricing in limited circumstances since reliable market quotations will often be readily available. Funds that invest in foreign securities are likely to use fair value pricing more often since significant events may occur between the close of foreign markets and the time of pricing which would trigger fair value pricing of the foreign securities. Funds that invest in low-rated debt securities are also likely to use fair value pricing more often since the markets in which such securities are traded are generally thinner, more limited and less active than those for higher rated securities. Examples of events that could trigger fair value pricing of one or more securities are: a material market movement of the U.S. securities market (defined in the fair value procedures as the movement by a single major U.S. Index greater than a certain percentage) or other significant event; foreign market holidays if on a daily basis, Fund exposure exceeds 20% in aggregate (all closed markets combined); a company development; a natural disaster; or an armed conflict.

Because foreign securities can trade on non-business days, the net asset value of a Fund’s portfolio that includes foreign securities may change on days when shareholders will not be able to purchase or redeem fund shares.

The Funds adopted Financial Accounting Standards Board (“FASB”) Statement of Financial Accounting Standards No. 157, Fair Value Measurements (“SFAS 157”), effective January 1, 2008. In accordance with SFAS 157, fair value is defined as the price that the Funds would receive upon selling an investment in a timely transaction to an independent buyer in the principal or most advantageous market of the investment. SFAS 157 established a three-tier hierarchy to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset, including assumptions about risk, for example, the risk inherent in a particular valuation technique used to measure fair value including a pricing model and/or risk inherent in the inputs to the valuation technique. Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the best information available in the circumstances.

The three-tier hierarchy of inputs is summarized in the three broad levels listed below.

•	Level 1 — quoted prices in active markets for identical investments

•	Level 2 — other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Inputs used in valuing the Funds’ investments for the period ended December 31, 2008 were as follows:

	Multi-Style Equity Fund		Aggressive Equity Fund		Non-U.S. Fund		Core Bond Fund		Real Estate Securities Fund
	Investments in Securities	Other Financial Instruments*	Investments in Securities	Other Financial Instruments*	Investments in Securities	Other Financial Instruments*	Investments in Securities	Other Financial Instruments*	Investments in Securities	Other Financial Instruments*
Level 1	$296,447,366	$453,685	$123,627,485	$—	$35,318,532	$517,979	$18,660,205	$2,323,435	$307,683,502	$1,186
Level 2	50,487,111	—	48,270,567	—	234,621,187	1,596,563	394,433,028	(3,834,515)	94,573,469	—
Level 3	—	—	427,560	643,365	11,611	—	3,687,314	—	—	—

	$346,934,477	$453,685	$172,325,612	$643,365	$269,951,330	$2,114,542	$416,780,547	$(1,511,080)	$402,256,971	$1,186

*	Other financial instruments not reflected in the Schedule of Investments, such as futures, forwards and swap contracts, which are valued at the unrealized appreciation/depreciation on the instruments.

A reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining a value for the period ending December 31, 2008 were as follows:

	Multi-Style Equity Fund	Aggressive Equity Fund	Non-U.S. Fund	Core Bond Fund

Balance as of 01/01/08	$429	$469,884	$—	$3,137,866
Accrued discounts/(premiums)	—	—	—	8,834
Realized gain/(loss)	—	(14,639)	(54,802)	246,309
Net change in unrealized appreciation/(depreciation) from investments still held as of 12/31/08	(429)	601,041	26,303	(1,492,869)
Net purchases (sales)	—	14,639	40,110	2,734,716
Net transfers in and/or out of Level 3	—	—	—	(947,542)

Balance as of 12/31/08	$—	$1,070,925	$11,611	$3,687,314

98	Notes to Financial Statements

Russell Investment Funds

Notes to Financial Statements, continued — December 31, 2008

In March 2008, the Financial Accounting Standards Board (“FASB”) issued Statement of Financial Accounting Standards No. 161, “Disclosures about Derivative Instruments and Hedging Activities” (“SFAS 161”). SFAS 161 is effective for fiscal years or interim periods beginning after November 15, 2008. SFAS 161 requires enhanced disclosures about the Funds’ derivative and hedging activities. Management is currently evaluating the impact the adoption of SFAS 161 will have on the Funds’ financial statements disclosures.

Investment Transactions

Investment transactions are recorded on a trade date basis. Realized gains and losses from securities transactions, if any, are recorded on the basis of specific identified cost incurred by each money manager within a particular Fund.

Investment Income

Dividend income is recorded net of applicable withholding taxes on the ex-dividend date, except that certain dividends from foreign securities are recorded as soon thereafter as the Funds are informed of the ex-dividend date. Interest income is recorded daily on the accrual basis. The Core Bond Fund classifies gains and losses realized on prepayments received on mortgage-backed securities as part of interest income. All premiums and discounts, including original issue discounts, are amortized/accreted using the interest method.

Federal Income Taxes

Since the Investment Company is a Massachusetts business trust, each Fund is a separate corporate taxpayer and determines its net investment income and capital gains (or losses) and the amounts to be distributed to each Fund’s shareholders without regard to the income and capital gains (or losses) of the other Funds.

It is each Fund’s intention to qualify as a regulated investment company and distribute all of its taxable income and capital gains. Therefore, no federal income tax provision is required for the Funds.

In accordance with the provisions set forth in the FASB issued Interpretation No. 48, “Accounting for Uncertainty in Income Taxes, an Interpretation of FASB Statement 109” (“FIN 48”), management has reviewed the Funds’ tax positions for all open tax years, and concluded that adoption had no effect on the Funds’ financial position or results of operations. At December 31, 2008, the Funds have recorded no liabilities for net unrecognized tax benefits relating to uncertain income tax positions they have taken or expect to take in future tax returns.

Each Fund files a U. S. tax return. While the statute of limitations remains open to examine the Funds’ U.S. tax returns filed for the fiscal years ending December 31, 2005 through December 31, 2007, no examinations are in progress or anticipated at this time. The Funds are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Dividends and Distributions to Shareholders

For all Funds, income and capital gain distributions, if any, are recorded on the ex-dividend date. Income distributions are generally declared and paid quarterly, except for the Non-U.S. Fund, which generally declares and pays income distributions annually. Capital gain distributions are generally declared and paid annually. An additional distribution may be paid by the Funds to avoid imposition of federal income and excise tax on any remaining undistributed capital gains and net investment income.

The timing and characterization of certain income and capital gain distributions are determined in accordance with federal tax regulations which may differ from GAAP. As a result, net investment income and net realized gain (or loss) from investment and foreign currency-related transactions for a reporting period may differ significantly from distributions during such period. The differences between tax regulations and GAAP relate primarily to investments in options, futures, forward contracts, swap contracts, passive foreign investment companies, foreign-denominated investments, mortgage-backed securities, certain securities sold at a loss and capital loss carryforwards.

Expenses

The Funds will pay their own expenses other than those expressly assumed by RIMCo or RFSC. Most expenses can be directly attributed to the individual Funds. Expenses which cannot be directly attributed to a specific Fund are allocated among all Funds principally based on their relative net assets.

Notes to Financial Statements	99

Russell Investment Funds

Notes to Financial Statements, continued — December 31, 2008

Foreign Currency Translations

The books and records of the Funds are maintained in U.S. dollars. Foreign currency amounts and transactions of the Funds are translated into U.S. dollars on the following basis:

(a)	Market value of investment securities, other assets and liabilities at the closing rate of exchange on the valuation date.

(b)	Purchases and sales of investment securities and income at the closing rate of exchange prevailing on the respective trade dates of such transactions.

Net realized gains or losses from foreign currency-related transactions arise from: sales and maturities of short-term securities; sales of foreign currencies; currency gains or losses realized between the trade and settlement dates on securities transactions; the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Non-U.S. Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized gains or losses from foreign currency-related transactions arise from changes in the value of assets and liabilities, other than investments in securities, at year-end, as a result of changes in the exchange rates.

The Funds do not isolate that portion of the results of operations of the Funds that arises as a result of changes in exchange rates from that portion that arises from changes in market prices of investments during the year. Such fluctuations are included with the net realized and unrealized gain or loss from investments. However, for federal income tax purposes the Funds do isolate the effects of changes in foreign exchange rates from the fluctuations arising from changes in market prices for realized gain (or loss) on debt obligations.

Capital Gains Taxes

The Non-U.S. Fund may be subject to capital gains taxes and repatriation taxes imposed by certain countries in which it invests. The Non-U.S. Fund may record a deferred tax liability in respect of unrealized appreciation on foreign securities for potential capital gains and repatriation taxes at December 31, 2008. The accrual for capital gains and repatriation taxes is included in net unrealized appreciation (depreciation) on investments in the Statements of Assets and Liabilities for the Fund. The amounts related to capital gains taxes are included in net realized gain (loss) on investments in the Statements of Operations for the Fund. The Non-U.S. Fund had no deferred tax liability but incurred $3,749 in capital gains taxes for the period ended December 31, 2008.

Derivatives

To the extent permitted by the investment objectives, restrictions and policies set forth in the Funds’ Prospectus and Statement of Additional Information, the Funds may participate in various derivative-based transactions. Derivative securities are instruments or agreements whose value is derived from an underlying security or index. They include options, futures, swaps, forwards, structured notes and stripped securities. These instruments offer unique characteristics and risks that assist the Funds in meeting its investment strategies.

The Funds typically use derivatives in three ways: exposing cash reserves to markets, hedging and return enhancement. The Funds, other than the Real Estate Securities Fund, may pursue their strategy to be fully invested by exposing cash reserves to the performance of appropriate markets by purchasing securities and/or derivatives. This is intended to cause the Funds to perform as though their cash reserves were actually invested in those markets. Hedging is also used by some Funds to limit or control risks, such as adverse movements in exchange rates and interest rates. Return enhancement can be accomplished through the use of derivatives in a Fund. By purchasing certain instruments, Funds may more effectively achieve the desired portfolio characteristics that assist them in meeting their investment objectives. Depending on how the derivatives are structured and utilized, the risks associated with them may vary widely. These risks are generally categorized as market risk, liquidity risk and counterparty or credit risk.

Foreign Currency Exchange Contracts

In connection with investment transactions consistent with the Funds’ investment objective and strategies, certain Funds may enter into foreign currency exchange spot contracts and forward foreign currency exchange contracts (“contracts”). From time to time the Funds may enter into contracts to hedge certain foreign currency-denominated assets. Contracts are recorded at market value. Certain risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and are generally limited to the amount of unrealized gain on the contracts, if any, that are recognized in the Statements of Assets and Liabilities. Realized gains or losses arising from such transactions are included in net realized gain (or loss) from foreign currency-related transactions.

100	Notes to Financial Statements

Russell Investment Funds

Notes to Financial Statements, continued — December 31, 2008

Forward Commitments

Certain Funds may contract to purchase securities for a fixed price at a future date beyond customary settlement time consistent with a Fund’s ability to manage its investment portfolio and meet redemption requests. The price of the underlying securities and the date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. The Funds may dispose of a forward commitment transaction prior to settlement if it is appropriate to do so and realize short-term gains (or losses) upon such sale. When effecting such transactions, cash or liquid high-grade debt obligations of the Fund in a dollar amount sufficient to make payment for the portfolio securities to be purchased will be segregated on the Fund’s records at the trade date and maintained until the transaction is settled. A forward commitment transaction involves a risk of loss if the value of the security to be purchased declines prior to the settlement date or the other party to the transaction fails to complete the transaction.

Loan Agreements

The Core Bond Fund may invest in direct debt instruments which are interests in amounts owed by corporate, governmental, or other borrowers to lenders or lending syndicates. A Fund’s investments in loans may be in the form of participations in loans or assignments of all or a portion of loans from third parties. A loan is often administered by a bank or other financial institution (the “lender”) that acts as agent for all holders. The agent administers the terms of the loan, as specified in the loan agreement. When investing in a loan participation, a Fund has the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the loan agreement and only upon receipt by the lender of payments from the borrower. A Fund generally has no right to enforce compliance with the terms of the loan agreement with the borrower. As a result, a Fund may be subject to the credit risk of both the borrower and the lender that is selling the loan agreement. When a Fund purchases assignments from lenders it acquires direct rights against the borrower on the loan. For the period ended December 31, 2008, there were no unfunded loan commitments in the Core Bond Fund.

Options

The Funds may purchase and sell (write) call and put options on securities and securities indices, provided such options are traded on a national securities exchange or in an over-the-counter market. The Funds may also purchase and sell call and put options on foreign currencies. The domestic equity Funds may utilize options to equitize liquidity reserve balances.

When a Fund writes a covered call or a put option, an amount equal to the premium received by the Fund is included in the Fund’s Statement of Assets and Liabilities as an asset and as an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option written. The Fund receives a premium on the sale of a call option but gives up the opportunity to profit from any increase in stock value above the exercise price of the option, and when the Fund writes a put option it is exposed to a decline in the price of the underlying security.

Whether an option which the Fund has written expires on its stipulated expiration date or the Fund enters into a closing purchase transaction, the Fund realizes a gain (or loss, if the cost of a closing purchase transaction exceeds the premium received when the option was sold) without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is extinguished. If a call option which the Fund has written is exercised, the Fund realizes a capital gain or loss from the sale of the underlying security, and the proceeds from such sale are increased by the premium originally received. When a put option which a Fund has written is exercised, the amount of the premium originally received will reduce the cost of the security which a Fund purchases upon exercise of the option. Realized gains (losses) on purchased options are included in net realized gain (loss) from investments on the Statements of Operations.

The Funds’ use of written options involves, to varying degrees, elements of market risk in excess of the amount recognized in the Statement of Assets and Liabilities. The face or contract amounts of these instruments reflect the extent of the Funds’ exposure to market risk. The risks may be caused by an imperfect correlation between movements in the price of the instrument and the price of the underlying securities and interest rates.

A Fund may enter into a swaption (swap option). In a swaption, in exchange for an option, the buyer gains the right but not the obligation to enter into a specified swap agreement with the issuer on a specified future date. The writer of the contract receives the premium and bears the risk of unfavorable changes in the preset rate on the underlying interest rate swap. Unrealized gains/losses on swaptions are reflected in investment assets and investment liabilities in the Fund’s Statement of Assets and Liabilities.

Futures Contracts

The Funds may invest in futures contracts (i.e., interest rate, foreign currency and index futures contracts) to a limited extent. The face or contract amounts of these instruments reflect the extent of the Funds’ exposure to off balance sheet risk. The primary risks associated with the use of futures contracts are an imperfect correlation between the change in market value of the securities held by the Fund and the prices of futures contracts and the possibility of an illiquid market. Upon entering into a futures contract, the

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Funds are required to deposit with a broker an amount, termed the initial margin, which typically represents 5% of the purchase price indicated in the futures contract. Payments to and from the broker, known as variation margin, are required to be made on a daily basis as the price of the futures contract fluctuates. Changes in initial settlement value are accounted for as unrealized appreciation (depreciation) until the contracts are terminated, at which time realized gains and losses are recognized. As of December 31, 2008, included in the Statement of Assets and Liabilities, the Funds had a cash collateral balances in connection with futures contracts purchased (sold) as follows:

Cash Collateral

Multi-Style Equity Fund	$3,700,000
Aggressive Equity Fund	1,600,000
Non-U.S. Fund	7,642,092
Core Bond Fund	1,088,659

Swap Agreements

The Funds may enter into swap agreements, on either an asset-based or liability-based basis, depending on whether they are hedging their assets or their liabilities, and will usually enter into swaps on a net basis, i.e., the two payment streams are netted out, with the Funds receiving or paying, as the case may be, only the net amount of the two payments. When a Fund engages in a swap, it exchanges its obligations to pay or rights to receive payments for the obligations or rights to receive payments of another party (i.e., an exchange of floating rate payments for fixed rate payments).

Certain Funds may enter into several different types of agreements including interest rate, credit default and currency swaps. The Funds may enter into index swap agreements as an additional hedging strategy for cash reserves held by those Funds or to effect investment transactions consistent with those objectives and strategies. Interest rate swaps are a counterparty agreement, can be customized to meet each party’s needs, and involve the exchange of a fixed payment per period for a payment that is not fixed. Currency swaps are an agreement where two parties exchange specified amounts of different currencies which are followed by a series of interest payments that are exchanged based on the principal cash flow. At maturity the principal amounts are exchanged back. Credit default swaps are a counterparty agreement which allows the transfer of third party credit risk (the possibility that an issuer will default on their obligation by failing to pay principal or interest in a timely manner) from one party to another. The lender faces the credit risk from a third party and the counterparty in the swap agrees to insure this risk in exchange for regular periodic payments.

The Funds expect to enter into these transactions primarily to preserve a return or spread on a particular investment or portion of their portfolios or to protect against any increase in the price of securities they anticipate purchasing at a later date. The net amount of the excess, if any, of the Funds’ obligations over their entitlements with respect to each swap will be accrued on a daily basis and an amount of cash or liquid high-grade debt securities having an aggregate net asset value at least equal to the accrued excess will be segregated. To the extent that the Funds enter into swaps on other than a net basis, the amount maintained in a segregated account will be the full amount of the Funds’ obligations, if any, with respect to such interest rate swaps, accrued on a daily basis. The Funds will not enter into any swaps unless the unsecured senior debt or the claims-paying ability of the other party thereto is rated in the highest rating category of at least one nationally recognized rating organization at the time of entering into such transaction. If there is a default by the other party to such a transaction, the Funds will have contractual remedies pursuant to the agreement related to the transaction. The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the swap market has become more liquid.

A Fund may not receive the expected amount under a swap agreement if the other party to the agreement defaults or becomes bankrupt. The market for swap agreements is largely unregulated. The Funds will only enter into swap agreements with counterparties that would be eligible for consideration as repurchase agreement counterparties under the Funds’ repurchase agreement guidelines.

As of December 31, 2008, included in the Statement of Assets and Liabilities, the Core Bond Fund had a cash collateral balance of $1,079,064 in connection with swaps contracts purchased (sold).

Credit Default Swaps

FASB issued FASB Staff Position (“FSP”) No. 133-1 and 45-4 “Disclosures about Credit Derivatives and Certain Guarantees” which requires enhanced disclosure about the Funds’ credit derivatives. Management adopted FSP No. 133-1 and 45-4 on 12/31/2008.

The Core Bond Fund may enter into credit default swaps. A credit default swap can refer to corporate issues, asset-backed securities or an index of assets, each known as the reference entity or underlying asset. The Fund may act as either the buyer or the seller of a credit default swap. In an unhedged credit default swap, the Fund enters into a credit default swap without owning

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the underlying asset or debt issued by the reference entity. Credit default swaps allow the Fund to acquire or reduce credit exposure to a particular issuer, asset or basket of assets.

As the seller in a credit default swap, the Fund would be required to pay the par or other agreed-upon value (or otherwise perform according to the swap contract) of a reference debt obligation to the counterparty in the event of a default (or other specified credit event); the counterparty would be required to surrender the reference debt obligation In return, the Fund would receive from the counterparty a periodic stream of payments over the term of the contract provided that no credit event has occurred. If no credit event occurs, the Fund would keep the stream of payments and would have no payment obligations.

The Fund may also purchase credit default swap contracts in order to offset the risk of default of debt securities held in its portfolio, in which case the Fund would function as the counterparty referenced in the preceding paragraph.

Credit default swap agreements on corporate issues involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a default or other credit event. If a credit event occurs and cash settlement is not elected, a variety of other deliverable obligations may be delivered in lieu of the specific referenced obligation. The ability to deliver other obligations may result in a cheapest-to-deliver option (the buyer of protection’s right to choose the deliverable obligation with the lowest value following a credit event). A Fund may use credit default swaps on corporate issues to provide a measure of protection against defaults of the issuers (i.e., to reduce risk where a Fund owns or has exposure to the referenced obligation) or to take an active long or short position with respect to the likelihood (as measured by the credit default swap’s spread) of a particular issuer’s default.

Credit default swap agreements on asset-backed securities involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a default or other credit event. Unlike credit default swaps on corporate issues or sovereign issues of an emerging country, deliverable obligations in most instances would be limited to the specific referenced obligation as performance for asset-backed securities can vary across deals. Prepayments, principal paydowns, and other write-down or loss events on the underlying mortgage loans will reduce the outstanding principal balance of the referenced obligation. These reductions may be temporary or permanent as defined under the terms of the swap agreement and the notional amount for the swap agreement generally will be adjusted by corresponding amounts. A Fund may use credit default swaps on asset-backed securities to provide a measure of protection against defaults (or other defined credit events) of the referenced obligation or to take an active long or short position with respect to the likelihood of a particular referenced obligation’s default (or other defined credit events).

Credit default swap agreements on credit indices involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising the credit index. A credit index is of a basket of credit instruments or exposures designed to be representative of some part of the credit market as a whole. These indices are made up of reference credits that are judged by a poll of dealers to be the most liquid entities in the credit default swap market based on the sector of the index. Components of the indices may include, but are not limited to, investment grade securities, high yield securities, asset backed securities, emerging markets, and/or various credit ratings within each sector. Credit indices are traded using credit default swaps with standardized terms including a fixed spread and standard maturity dates. An index credit default swap references all the names in the index, and if there is a default, the credit event is settled based on that name’s weight in the index. The composition of the indices changes periodically, usually every six months, and for most indices, each name has an equal weight in the index. Traders may use credit-default swaps on indices to speculate on changes in credit quality.

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate issues as of period end are disclosed in the Schedules of Investments and generally serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default (or other defined credit event) for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of entering into a credit default swap and may include upfront payments required to be made to enter into the agreement. For credit default swap agreements on asset-backed securities and credit indices, the quoted market prices and resulting values serve as the indicator of the current status of the payment/performance risk. Wider credit spreads and increasing market values, in absolute terms when compared to the notional amount of the swap, generally represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. The maximum potential amount of future payments (undiscounted) that a Fund as a seller of protection could be required to make under a credit default swap agreement would be an amount equal to the notional amount of the agreement. Notional amounts of all credit default swap agreements outstanding as of December 31, 2008 for which a Fund is the seller of protection are disclosed in the Schedules of Investments. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreement, or net amounts received from the settlement of buy protection credit default swap agreements entered into by a Fund for the same referenced entity or entities.

Credit default swaps could result in losses if the Fund does not correctly evaluate the creditworthiness of the company or companies on which the credit default swap is based. The Fund will generally incur a greater degree of risk when it sells a credit

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default swap than when its purchases a credit default swap. As a buyer of credit default swap, the Fund may lose its investment and recover nothing should a credit event fail to occur and the swap is held to its termination date. As seller of a credit default swap, if a credit event were to occur, the value of any deliverable obligation received by the Fund, coupled with the upfront or periodic payments previously received, may be less than what it pays to the buyer, resulting in a loss of value to the Fund.

If the creditworthiness of the Fund’s swap counterparty declines, the risk that the counterparty may not perform could increase, potentially resulting in a loss to the Fund. To limit the counterparty risk involved in swap agreements, the Funds will only enter into swap agreements with counterparties that meet certain standards of creditworthiness. Although there can be no assurance that the Fund will be able to do so, the Fund may be able to reduce or eliminate its exposure under a swap agreement either by assignment or other disposition, or by entering into an offsetting swap agreement with the same party or another creditworthy party. The Fund may have limited ability to eliminate its exposure under a credit default swap if the credit of the reference entity or underlying asset has declined.

Swap agreements generally are entered into by “eligible participants” and in compliance with certain other criteria necessary to render them excluded from regulation under the Commodity Exchange Act (“CEA”) and, therefore not subject to regulation as futures or commodity option transactions under the CEA.

Interest Rate Swaps

The use of interest rate swaps is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. If a money manager using this technique is incorrect in its forecast of market values, interest rates and other applicable factors, the investment performance of a Fund would diminish compared to what it would have been if this investment technique were not used.

Interest rate swaps do not involve the delivery of securities or other underlying assets or principal. Accordingly, the risk of loss with respect to interest rate swaps is limited to the net amount of interest payments that the Funds are contractually obligated to make. If the other party to an interest rate swap defaults, the Funds’ risk of loss consists of the net amount of interest payments that the Funds are contractually entitled to receive. Since interest rate swaps are individually negotiated, the Funds expect to achieve an acceptable degree of correlation between their rights to receive interest on their portfolio securities and their rights and obligations to receive and pay interest pursuant to interest rate swaps.

Index Swaps

Certain Funds may enter into index swap agreements as an additional hedging strategy for cash reserves held by those Funds or to effect investment transactions consistent with these Funds’ investment objectives and strategies. Swap agreements are two party contracts entered into primarily by institutional investors for periods ranging from a few weeks to more than one year. In a standard transaction, the two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular investments or instruments. The returns to be exchanged between the parties are calculated with respect to a “notional amount” (i.e. a specified dollar amount that is hypothetically invested in a “basket” of securities representing a particular index).

Investments in Emerging Markets

Investing in emerging markets may involve special risks and considerations not typically associated with investing in the United States markets. These risks include revaluation of currencies, high rates of inflation, repatriation, restrictions on income and capital, and future adverse political and economic developments. Moreover, securities issued in these markets may be less liquid, subject to government ownership controls, delayed settlements, and their prices may be more volatile than those of comparable securities in the United States.

Repurchase Agreements

The Core Bond Fund may enter into repurchase agreements. A repurchase agreement is an agreement under which the Fund acquires a fixed income security from a commercial bank, broker or dealer and simultaneously agrees to resell such security to the seller at an agreed upon price and date (normally the next business day). The resale price reflects an agreed upon interest rate effective for the period the security is held by the Fund and is unrelated to the interest rate on the security. The securities acquired by the Fund constitute collateral for the repurchase obligation. In these transactions, the securities acquired by the

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Fund (including accrued interest earned thereon) must have a total value in excess of the value of the repurchase agreement and must be held by the custodian bank until repurchased. In addition, RIMCo will monitor the Fund’s repurchase agreement transactions generally and will evaluate the credit worthiness of any bank, broker or dealer party to a repurchase agreement with the Fund. A Fund will not invest more than 15% (10% in the case of the Russell Money Market Fund) of its net assets (taken at current market value) in repurchase agreements maturing in more than seven days.

Mortgage-Related and Other Asset-Backed Securities

The Core Bond Fund may invest in mortgage or other asset-backed securities. These securities may include mortgage pass-through securities, collateralized mortgage obligations (“CMOs”), commercial mortgage-backed securities, mortgage dollar rolls, CMO residuals, stripped mortgage-backed securities (“SMBSs”) and other securities that directly or indirectly represent a participation in, or are secured by a payable from, mortgage loans on real property. The value of a Fund’s mortgage-backed securities (“MBS”) may be affected by, among other things, changes or perceived changes in interest rates, factors concerning the interests in and structure of the issuer or the originator of the mortgage, or the quality of the underlying assets. The quality and value of the underlying assets may decline, or default. This has become an increasing risk for collateral related to sub-prime, Alt-A and non-conforming mortgage loans, especially in a declining residential real estate market. In addition, regulatory or tax changes may adversely affect the mortgage securities markets as a whole.

MBS often have stated maturities of up to thirty years when they are issued, depending upon the length of the mortgages underlying the securities. In practice however, unscheduled or early payments of principal and interest on the underlying mortgages may make the securities’ effective maturity shorter than this, and the prevailing interest rates may be higher or lower than the current yield of a Fund’s portfolio at the time the Fund receives the payments for reinvestment.

Rising or high interest rates may result in slower than expected principal payments which may tend to extend the duration of MBS, making them more volatile and more sensitive to changes in interest rates. This is known as extension risk.

MBS may have less potential for capital appreciation than comparable fixed income securities due to the likelihood of increased prepayments of mortgages resulting from foreclosures or declining interest rates. These foreclosed or refinanced mortgages are paid off at face value (par) or less, causing a loss, particularly for any investor who may have purchased the security at a premium or a price above par. In such an environment, this risk limits the potential price appreciation of these securities.

Through its investments in MBS, including those that are issued by private issuers, the Fund has exposure to subprime loans, Alt-A loans and non-conforming loans as well as to the mortgage and credit markets generally. Private issuers include commercial banks, savings associations, mortgage companies, investment banking firms, finance companies and special purpose finance entities (called special purpose vehicles or SPVs) and other entities that acquire and package mortgage loans for resale as MBS. These privately issued non-governmental MBS may offer higher yields than those issue by government entities, but also may be subject to greater price changes than governmental issues. Subprime loans refer to loans made to borrowers with weakened credit histories or with a lower capacity to make timely payments on their loans. Alt-A loans refers to loans extended to borrowers who have incomplete documentation of income, assets, or other variables that are important to the credit underwriting processes. Non-conforming mortgages are loans that do not meet the standards that allow purchase by government-sponsored enterprises. MBS with exposure to subprime loans, Alt-A loans or non-conforming loans have had in many cases higher default rates than those loans that meet government underwriting requirements. The risk of non-payment is greater for MBS that are backed by mortgage pools that contain subprime, Alt-A and non-conforming loans, but a level of risk exists for all loans.

Unlike MBS issued or guaranteed by the U.S. government or a government sponsored entity (e.g., Fannie Mae (the Federal National Mortgage Association) and Freddie Mac (the Federal Home Loan Mortgage Corporation)), MBS issued by private issuers do not have a government or government-sponsored entity guarantee, but may have credit enhancements provided by external entities such as banks or financial institutions or achieved through the structuring of the transaction itself. Examples of such credit support arising out of the structure of the transaction include the issue of senior and subordinated securities (e.g., the issuance of securities by an SPV in multiple classes or “tranches,” with one or more classes being senior to other subordinated classes as to the payment of principal and interest, with the result that defaults on the underlying mortgage loans are borne first by the holders of the subordinated class); creation of “reserve funds” (in which case cash or investments, sometimes funded from a portion of the payments on the underlying mortgage loans, are held in reserve against future losses); and “overcollateralization” (in which case the scheduled payments on, or the principal amount of, the underlying mortgage loans exceeds that required to make payment on the securities and pay any servicing or other fees). However, there can be no guarantee that credit enhancements, if any, will be sufficient to prevent losses in the event of defaults on the underlying mortgages loans. In addition, MBS that are issued by private issuers are not subject to the underwriting requirements for the underlying mortgage that are applicable to those MBS that have a government or government-sponsored entity guarantee. As a result, the mortgage loans underlying private MBS may, and frequently do, have less favorable collateral, credit risk or other underwriting characteristics than government or government-sponsored MBS and have wider variances in a number of terms including interest rate, term, size, purpose and borrower characteristics. Privately issued pools more frequently include second mortgages, high loan-to-value mortgages and manufactured housing loans. The coupon rates and maturities of the underlying mortgage loans in a private-label MBS pool may vary to a greater extent than those included in a government guaranteed pool, and the pool may include subprime mortgage loans.

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Privately issued MBS are not traded on an exchange and there may be a limited market for the securities, especially when there is a perceived weakness in the mortgage and real estate market sectors. Without an active trading market, MBS held in a Fund’s portfolio may be particularly difficult to value because of the complexities involved in assessing the value of the underlying mortgage loans.

Asset-backed securities may include MBS, loans, receivables or other assets. The value of the Fund’s asset-backed securities may be affected by, among other things, actual or perceived changes in interest rates, factors concerning the interests in and structure of the issuer or the originator of the receivables, the market’s assessment of the quality of underlying assets or actual or perceived changes in the credit worthiness of the individual borrowers, the originator, the servicing agent or the financial institution providing the credit support.

Payment of principal and interest may be largely dependent upon the cash flows generated by the assets backing the securities. Rising or high interest rates tend to extend the duration of asset-backed securities, making them more volatile and more sensitive to changes in interest rates. The underlying assets are sometimes subject to prepayments which can shorten the security’s weighted average life and may lower its return. Defaults on loans underlying asset-backed securities have become an increasing risk for asset-backed securities that are secured by home-equity loans related to sub-prime, Alt-A or non-conforming mortgage loans, especially in a declining residential real estate market.

Asset-backed securities (other than MBS) present certain risks that are not presented by MBS. Primarily, these securities may not have the benefit of any security interest in the related assets. Credit card receivables are generally unsecured and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which give such debtors the right to set off certain amounts owed on the credit cards, thereby reducing the balance due. There is the possibility that recoveries on repossessed collateral may not, in some cases, be available to support payments on these securities. Asset-backed securities are often backed by a pool of assets representing the obligations of a number of different parties. To lessen the effect of failures by obligors on underlying assets to make payments, the securities may contain elements of credit support which fall into two categories: (i) liquidity protection, and (ii) protection against losses resulting from ultimate default by an obligor on the underlying assets. Liquidity protection refers to the provision of advances, generally by the entity administering the pool of assets, to ensure that the receipt of payments on the underlying pool occurs in a timely fashion. Protection against losses results from payment of the insurance obligations on at least a portion of the assets in the pool. This protection may be provided through guarantees, policies or letters of credit obtained by the issuer or sponsor from third parties, through various means of structuring the transaction or through a combination of such approaches. The Fund will not pay any additional or separate fees for credit support. The degree of credit support provided for each issue is generally based on historical information respecting the level of credit risk associated with the underlying assets. Delinquency or loss in excess of that anticipated or failure of the credit support could adversely affect the return on an investment in such a security. The availability of asset-backed securities may be affected by legislative or regulatory developments. It is possible that such developments may require the Fund to dispose of any then existing holdings of such securities.

Inflation-Indexed Bonds

The Core Bond Fund may invest in inflation-indexed bonds. Inflation-indexed bonds are fixed-income securities whose principal value is periodically adjusted to the rate of inflation. The interest rate on these bonds is generally fixed at issuance at a rate lower than typical bonds. Over the life of an inflation-indexed bond, however, interest will be paid based on a principal value, which is adjusted for inflation. Any increase in the principal amount of an inflation-indexed bond will be included as interest income in the Statement of Operations, even though investors do not receive their principal until maturity.

Guarantees

In the normal course of business the Funds enter into contracts that contain a variety of representations which provide general indemnifications. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred. However, the Funds expect the risk of loss to be remote.

Market and Credit Risk

In the normal course of business the Funds trade financial instruments and enter into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the other party to a transaction to perform (credit risk). Similar to credit risk, the Funds may be exposed to counterparty risk or risk that an institution or other entity with which the Funds have unsettled or open transactions will default. The potential loss could exceed the value of the assets recorded in the financial statements (The “Assets”). Assets which potentially expose the Funds to credit risk consist principally of cash due from counterparties and investments. The extent of the Funds’ exposure to credit and counterparty risks in respect to the Assets approximates their carrying value as recorded in the Funds’ Statements of Assets and Liabilities.

On September 15, 2008, Lehman Brothers Holdings Inc. filed for protection under Chapter 11 of the United States Bankruptcy Code. On September 19, 2008, a proceeding under the Securities Investor Protection Act (SIPA) was commenced with respect to

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Lehman Brothers Inc., a broker-dealer. A trustee appointed under SIPA is administering the bankruptcy estate of Lehman Brothers Inc. Lehman Brothers International (Europe) was placed in administration under the UK Insolvency Act on September 15, 2008. Lehman Brothers Special Financing Inc., among other Lehman subsidiaries, filed for protection under Chapter 11 of the United States Bankruptcy Code on October 3, 2008. In connection with these filings, the Lehman Brothers group of companies (collectively “Lehman Brothers”) will be reorganized and/or liquidated in an orderly fashion, subject to court approval. Each Lehman Brothers entity is a separate legal entity that is subject to its own bankruptcy proceeding.

The Core Bond Fund and Non-U.S. Fund had direct holdings swap agreements, and securities and derivatives transactions outstanding with Lehman Brothers entities as issuers or counterparties at the time the relevant Lehman Brothers entities filed for protection or were placed in administration. The direct holdings associated with Lehman Brothers have been written down to their estimated recoverable values. Unrealized gain on foreign exchange swaps or other derivatives transactions have been written down to zero, while anticipated losses for such transactions associated with Lehman Brothers have been incorporated as components of other liabilities on the Statement of Assets and Liabilities and net changes in realized gain (loss) or unrealized appreciation (depreciation) on the Statements of Operations.

RIMCo or the Funds’ Money Managers have delivered notices of default and early termination to the relevant Lehman Brothers entities where required. For transactions with Lehman Brothers counterparties, RIMCo or the Funds’ Money Managers have terminated trades, obtained quotations from brokers for replacement trades and, where deemed appropriate, re-opened positions with new counterparties.

3.	Investment Transactions

Securities

During the period ended December 31, 2008, purchases and sales of investment securities (excluding U.S. Government and Agency obligations, short-term investments, options, futures and repurchase agreements) were as follows:

Funds	Purchases	Sales

Multi-Style Equity	$519,431,909	$518,036,985
Aggressive Equity	284,590,920	298,045,354
Non-U.S.	395,527,830	394,931,403
Core Bond	120,967,058	85,094,531
Real Estate Securities	320,166,984	305,568,466

Purchases and sales of U.S. Government and Agency obligations (excluding short-term investments, options, futures and repurchase agreements) were as follows:

Fund	Purchases	Sales

Core Bond	$529,232,775	$524,212,269

Written Options Contracts

Transactions in written options contracts for the period ended December 31, 2008 were as follows:

	Non-U.S. Fund		Core Bond Fund
	Number of Contracts	Premiums Received	Number of Contracts	Premiums Received

Outstanding December 31, 2007	22	$95,180	44	$322,282
Opened	720	3,404,891	574	1,377,260
Closed	(742)	(3,500,071)	(524)	(869,829)
Expired	—	—	(35)	(249,728)

Outstanding December 31, 2008	—	$—	59	$579,985

Securities Lending

The Investment Company has a securities lending program whereby each Fund can loan securities with a value up to 33 1/3% of each Fund’s total assets. The Fund receives cash (U.S. currency), U.S. Government or U.S. Government agency obligations as collateral against the loaned securities. To the extent that a loan is collateralized by cash, such collateral is invested by the securities lending agent, State Street Corporation (“State Street”), in short-term instruments, money market mutual funds and other short-term investments that meet certain quality and diversification requirements. Cash collateral invested in money market funds is included in the Schedule of Investments. The collateral received is recorded on a lending Fund’s statement of assets and liabilities along with the related obligation to return the collateral.

Income generated from the investment of cash collateral, less negotiated rebate fees paid to participating brokers and transaction costs, is divided between the Fund and State Street and is recorded as income for the Fund. To the extent that a loan is secured by

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Russell Investment Funds

Notes to Financial Statements, continued — December 31, 2008 non-cash collateral, brokers pay the Fund negotiated lenders’ fees, which are divided between the Fund and State Street and are recorded as securities lending income for the Fund. All collateral received will be in an amount at least equal to 102% (for loans of U.S. securities) or 105% (for Non-U.S. securities) of the market value of the loaned securities at the inception of each loan. The market value of the loaned securities is determined at the close of business of the Funds and any additional required collateral is delivered to the Fund the next day. Should the borrower of the securities fail financially, there is a risk of delay in recovery of the securities or loss of rights in the collateral. Consequently, loans are made only to borrowers which are deemed to be of good financial standing.

The Funds that participate in securities lending have cash collateral invested in the State Street Securities Lending Quality Trust Fund (“SLQT”). The short-term portfolio instruments held by SLQT are valued on the basis of amortized cost. Issuances and redemptions of interests in SLQT are made on each business day (“valuation date”). Currently, interests in SLQT are purchased and redeemed at a constant net asset value of $1.00 per unit for daily operational liquidity purposes, although redemptions for certain other purposes may be in-kind. In the event that a significant disparity develops between the net asset value based on amortized cost and the market based net asset value of SLQT, the Trustee of SLQT may determine that continued redemption at a constant $1.00 net asset value would create inequitable results for the SLQT’s interest holders. In these circumstances, the Trustee of SLQT, in its sole discretion and acting on behalf of the SLQT interest holders, may direct that interests be redeemed at the market-based net asset value until such time as the disparity between the market-based and the constant net asset value per unit is deemed to be insignificant.

At December 31, 2008, the SLQT Fund was transacting at its amortized cost value of $1.00 per unit for daily operational liquidity purposes. In accordance with GAAP and SFAS 157, the Funds’ financial statements reflect the current market value of SLQT as of December 31, 2008. The SLQT’s market value per unit is lower than its amortized cost value per unit. Effective February 10, 2009, the Funds began valuing the units of SLQT for purposes of the Funds’ daily valuation calculation at the unit’s market value rather than the unit’s amortized cost value.

As of December 31, 2008, the non-cash collateral received for the securities on loan in the following funds was:

Funds	Non-Cash Collateral Value	Non-Cash Collateral Holding

Multi-Style Equity	$182,684	Pool of US Government Securities and Corporate Bonds
Aggressive Equity	362,923	Pool of US Government Securities and Corporate Bonds
Non-U.S.	70,792	Pool of US Government Securities and Corporate Bonds

Custodian

The Funds have entered into arrangements with their Custodian whereby custody credits realized as a result of uninvested cash balances are used to reduce a portion of the Funds’ expenses. During the period ended December 31, 2008, the Funds’ custodian fees were reduced by the following amounts under these arrangements which are included in expense reductions on the Statements of Operations:

Funds	Custody Credit Amount

Multi-Style Equity	$5,505
Aggressive Equity	3,298
Non-U.S.	5,950
Core Bond	8,505
Real Estate Securities	465

Brokerage Commissions

The Funds effect certain transactions through various brokers as part of Russell’s commission recapture program as administered by BNY ConvergeFX Group — Execution Solutions LLC (“BNY”) is a registered broker and is not an affiliate of the Funds or RIMCo. Trades placed through BNY and its correspondents are used to generate commission rebates to the Funds on whose behalf the trades were made. For purposes of trading to generate commission rebates to the Funds, the Funds’ money managers are requested to and RIMCo may, with respect to transactions it places, effect transactions with or through BNY and its correspondents or other brokers only to the extent that the Funds will receive competitive execution, price and commissions. In addition, RIMCo recommends targets for the amount of trading that money managers allocate through BNY based upon asset class, investment style and other factors.

BNY may also rebate to the Funds a portion of commissions earned on certain trading by the Funds through BNY and their correspondents in the form of commission recapture. Commission recapture is paid solely to those Funds generating the applicable trades. Commission recapture is generated on the instructions of the Soft Dollar Committee once RIMCo’s research budget has been met, as determined annually in the Soft Dollar Committee budgeting process.

Effective January 1, 2008, transactions effected through BNY are used solely to generate commission rebate to the Funds and no longer to obtain research services.

108	Notes to Financial Statements

Russell Investment Funds

Notes to Financial Statements, continued — December 31, 2008

Additionally, the Fund paid brokerage commissions to non-affiliated brokers who provided brokerage and research services to the Adviser.

4. Related Party Transactions, Fees and Expenses

Adviser and Administrator

RIMCo is the Funds’ investment adviser and RFSC is the Funds’ administrator. RFSC is a wholly-owned subsidiary of RIMCo. RIMCo is a wholly-owned subsidiary of Frank Russell Company (a subsidiary of The Northwestern Mutual Life Insurance Company). Frank Russell Company provides ongoing money manager research and trade placement services to RIF and RIMCo.

The Investment Company Funds are permitted to invest their cash reserves (i.e., cash awaiting investment or cash held to meet redemption requests or to pay expenses) in the RIC Russell Money Market Fund. As of December 31, 2008, $91,920,000 represents Investment Company Funds in the RIC Russell Money Market Fund. RIC is a registered investment company that employs the same investment adviser as the Investment Company.

The advisory and administrative fees are based upon the average daily net assets of each Fund at the rates specified in the table below, are payable monthly and total $13,234,201 and $866,655 respectively, for the period ended December 31, 2008.

	Annual Rate
Funds	Advisor	Administrator
Multi-Style Equity	0.73%	0.05%
Aggressive Equity	0.90	0.05
Non-U.S. Equity	0.90	0.05
Core Bond	0.55	0.05
Real Estate Securities	0.80	0.05

RIMCo agreed to certain waivers of its advisory fees as follows:

Multi-Style Equity Fund — RIMCo contractually agreed to waive, at least until April 29, 2009, a portion of its 0.73% advisory fee, up to the full amount of that fee, equal to the amount by which the Fund’s total direct Fund-level operating expenses exceed 0.87% of the Fund’s average daily net assets on an annual basis and then to reimburse the Fund for all remaining expenses, after fee waivers, that exceed 0.87% of the average daily net assets on an annual basis. Direct Fund-level expenses do not include expenses of other investment companies in which the Fund invests which are borne indirectly by the Fund. The total amount of the waiver for the period ended December 31, 2008 was $62,146. There were no reimbursements during the period.

Aggressive Equity Fund — RIMCo contractually agreed to waive, at least until April 29, 2009, a portion of its 0.90% advisory fee, up to the full amount of that fee, equal to the amount by which the Fund’s total direct Fund-level operating expenses exceed 1.05% of the Fund’s average daily net assets on an annual basis and to then reimburse the Fund for all remaining expenses, after fee waivers, that exceed 1.05% of the average daily net assets on an annual basis. Direct Fund-level expenses do not include expenses of other investment companies in which the Fund invests which are borne indirectly by the Fund. The total amount of the waiver for the period ended December 31, 2008 was $231,505. There were no reimbursements during the period.

Non-U.S. Fund — RIMCo contractually agreed to waive, at least until April 29, 2009, a portion of its 0.90% advisory fee, up to the full amount of that fee, equal to amount by which the Fund’s total direct Fund-level operating expenses exceed 1.15% of the Fund’s average daily net assets on an annual basis and to then reimburse the Fund for all remaining expenses, after fee waivers, that exceed 1.15% of the average daily net assets on an annual basis. Direct Fund-level expenses do not include expenses of other investment companies in which the Fund invests which are borne indirectly by the Fund. The total amount of the waiver for the period ended December 31, 2008 was $209,156. There were no reimbursements during the period.

Core Bond Fund — RIMCo contractually agreed to waive, at least until April 29, 2009, a portion of its 0.55% advisory fee, up to the full amount of that fee, equal to the amount by which the Fund’s total direct Fund-level operating expenses exceed 0.70% of the Fund’s average daily net assets on an annual basis and to then reimburse the Fund for all remaining expenses, after fee waivers, that exceed 0.70% of the average daily net assets on an annual basis. Direct Fund-level expenses do not include expenses of other investment companies in which the Fund invests which are borne indirectly by the Fund. The total amount of the waiver for the period ended December 31, 2008 was $252,045. There were no reimbursements during the period.

Real Estate Securities Fund — RIMCo contractually agreed to waive, at least until April 29, 2009, a portion of its 0.80% advisory fee, up to the full amount of that fee, equal to the amount by which the Fund’s total direct Fund-level operating expenses exceed 1.10% of the Fund’s average daily net assets on an annual basis and then to reimburse the Fund for all remaining expenses, after fee waivers, that exceed 1.10% of the average daily net assets on an annual basis. Direct Fund-level expenses do not include expenses of other investment companies in which the Fund invests which are borne indirectly by the Fund. There were no amounts waived or reimbursed during the period.

RIMCo do not have the ability to recover amounts waived or reimbursed from previous periods.

Notes to Financial Statements	109

Russell Investment Funds

Notes to Financial Statements, continued — December 31, 2008

Transfer and Dividend Disbursing Agent

RFSC serves as Transfer and Dividend Disbursing Agent for the Investment Company. For this service, RIMCo and RFSC are paid a fee for transfer agency and dividend disbursing services provided to the Funds. RIMCo and RFSC retain a portion of this fee for their services provided to the Funds and pay the balance to unaffiliated agents who assist in providing these services. Total transfer agency fees paid by the Funds presented herein for the period ended December 31, 2008 were $76,266.

Accrued Fees Payable to Affiliates

Accrued fees payable to affiliates as of December 31, 2008 were as follows:

	Multi-Style Equity Fund	Aggressive Equity Fund	Non-U.S. Fund	Core Bond Fund	Real Estate Securities Fund

Advisory Fees	$173,754	$58,607	$164,264	$130,236	$188,841
Administrative Fees	12,174	4,967	10,313	13,399	11,803
Transfer agent Fees	1,075	447	904	1,138	1,068
Trustee Fees	1,461	736	1,205	1,057	2,050

	$188,464	$64,757	$176,686	$145,830	$203,762

Distributor

On June 2, 2008, Russell Fund Distributors, Inc., a wholly-owned subsidiary of RIMCo, changed its name to Russell Financial Services, Inc. (the “Distributor’). The Distributor serves as distributor for RIF, pursuant to the Distribution Agreement with the Investment Company. The Distributor receives no compensation from the Investment Company for its services.

Affiliated Brokerage Commissions

The Funds will effect certain transactions through Russell Implementation Services Inc. (“RIS”) and its global network of unaffiliated correspondent brokers. RIS is a registered broker and investment adviser and an affiliate of RIMCo. Trades placed through RIS and its correspondents are made (i) to manage trading associated with changes in managers, rebalancing across existing managers, cash flows and other portfolio transitions or (ii) to execute portfolio securities transactions for each Fund’s assets that RIMCo determines not to allocate to money managers and for each Fund’s cash reserves.

Board of Trustees

The Russell Fund Complex consists of RIC, which has 38 Funds, and RIF, which has nine Funds. Each of the Trustees is a Trustee of both RIC and RIF. During the period, the Russell Fund Complex paid each of its independent Trustees a retainer of $60,000 per year, $6,500 for each regular quarterly meeting attended in person, $2,500 for each special meeting attended in person, and $2,500 for each Audit Committee meeting, Nominating and Governance Committee meeting, Investment Committee meeting or any other committee meeting established and approved by the Board that is attended in person. Each Trustee receives a $1,000 fee for attending the quarterly and special meetings and a $500 fee for attending the committee meeting by phone instead of receiving the full fee had the member attended in person. Trustees’ out of pocket expenses are also paid by the Russell Fund Complex. The Audit Committee Chair and Investment Committee Chair are each paid a fee of $12,000 per year and the Nominating and Governance Committee Chair is paid a fee of $6,000 per year. The chairman of the Board receives additional annual compensation of $52,000.

5.	Federal Income Taxes

At December 31, 2008, the following Funds had net tax basis capital loss carryforwards which may be applied against any realized net taxable gains in each succeeding year or until their respective expiration dates, whichever occurs first. Available capital loss carryforwards and expiration dates are as follows:

Funds	12/31/16	Totals

Multi-Style Equity	$47,156,528	$47,156,528
Aggressive Equity	35,188,160	35,188,160
Non-U.S.	51,015,389	51,015,389
Real Estate	26,296,790	26,296,790

110	Notes to Financial Statements

Russell Investment Funds

Notes to Financial Statements, continued — December 31, 2008

At December 31, 2008, the cost of investments, net unrealized appreciation (depreciation), undistributed ordinary income and undistributed long-term capital gains for income tax purposes were as follows:

	Multi-Style Equity Fund	Aggressive Equity Fund	Non-U.S. Fund	Core Bond Fund	Real Estate Securities Fund

Cost of Investments for Tax Purposes	$439,265,952	$212,648,127	$341,459,535	$452,500,958	$487,921,333

Unrealized Appreciation	$14,217,717	$5,963,920	$10,861,747	$17,775,512	$53,131,098
Unrealized Depreciation	(106,549,192)	(46,286,435)	(82,369,953)	(53,495,923)	(138,795,460)

Net Tax Unrealized Appreciation (Depreciation)	$(92,331,475)	$(40,322,515)	$(71,508,206)	$(35,720,411)	$(85,664,362)

Undistributed Ordinary Income	$1,690,300	$—	$3,432,328	$3,174,296	$4,032,989
Undistributed Long-Term Gains (Capital Loss Carryforward)	$(47,156,528)	$(35,188,160)	$(51,015,389)	$348,882	$(26,296,790)
Tax Composition of Distributions:
Ordinary Income	$5,807,059	$1,580,838	$1,321	$18,795,290	$8,442,892
Long-Term Capital Gains	$3,971,718	$41,420	$3,343,645	$2,360,093	$—
Post October Loss Deferrals	$23,941,457	$17,044,024	$23,686,099	$—	$16,705,163

6.	Fund Share Transactions (amounts in thousands)

Share transactions for the periods ended December 31, 2008 and December 31, 2007 were as follows:

	Shares		Dollars
	2008	2007	2008	2007

Multi-Style Equity Fund
Proceeds from shares sold	4,217	3,423	$50,056	$54,038
Proceeds from reinvestment of distributions	720	1,528	9,779	23,579
Payments for shares redeemed	(2,477)	(2,246)	(31,519)	(35,711)

Total net increase (decrease)	2,460	2,705	$28,316	$41,906

Aggressive Equity Fund
Proceeds from shares sold	1,687	1,325	$16,796	$19,061
Proceeds from reinvestment of distributions	176	2,315	1,622	30,456
Payments for shares redeemed	(2,345)	(1,505)	(23,355)	(21,845)

Total net increase (decrease)	(482)	2,135	$(4,937)	$27,672

Non-U.S. Fund
Proceeds from shares sold	4,132	3,562	$41,756	$52,185
Proceeds from reinvestment of distributions	286	6,481	3,345	86,474
Payments for shares redeemed	(2,955)	(1,975)	(30,761)	(29,055)

Total net increase (decrease)	1,463	8,068	$14,340	$109,604

Core Bond Fund
Proceeds from shares sold	6,353	8,092	$64,412	$82,694
Proceeds from reinvestment of distributions	2,179	1,601	21,155	16,240
Payments for shares redeemed	(7,885)	(2,377)	(75,964)	(24,283)

Total net increase (decrease)	647	7,316	$9,603	$74,651

Real Estate Securities Fund
Proceeds from shares sold	3,828	2,871	$46,717	$60,833
Proceeds from reinvestment of distributions	585	4,945	8,443	78,706
Payments for shares redeemed	(3,880)	(5,015)	(55,931)	(99,943)

Total net increase (decrease)	533	2,801	$(771)	$39,596

7.	Interfund Lending Program

The Investment Company Funds have received permission from the Securities and Exchange Commission to participate in a joint lending and borrowing facility (the “Credit Facility”). Portfolios of the Funds may borrow money from each other for temporary purposes. All such borrowing and lending will be subject to a participating Fund’s fundamental investment limitations. Typically, Funds will borrow from the RIC Russell Money Market Fund. The RIC Russell Money Market Fund will lend through the program

Notes to Financial Statements	111

Russell Investment Funds

Notes to Financial Statements, continued — December 31, 2008 only when the returns are higher than those available from an investment in repurchase agreements or short-term reserves and the portfolio manager determines it is in the best interest of the RIC Russell Money Market Fund. The Investment Company Funds will borrow through the program only when the costs are equal to or lower than the cost of bank loans. Interfund loans and borrowings normally extend overnight, but can have a maximum duration of seven days. Loans may be called on one business day’s notice. A participating fund may have to borrow from a bank at a higher interest rate if an interfund loan is called or not renewed. Any delay in repayment to the RIC Russell Money Market Fund could result in a lost investment opportunity or additional borrowing costs. For the period ended December 31, 2008, the Funds presented herein did not borrow through the interfund lending program.

8.	Record Ownership

As of December 31, 2008, the following table includes shareholders of record with greater than 10% of the total outstanding shares of each respective Fund. The Northwestern Mutual Life Insurance Company separate accounts were the largest shareholder in each Fund.

	# of Shareholders	%

Multi-Style Equity Fund	2	83.0
Aggressive Equity Fund	2	83.5
Non-U.S. Fund	2	86.6
Core Bond Fund	2	79.0
Real Estate Securities Fund	2	90.0

9.	Restricted Securities

Restricted securities are subject to contractual limitations on resale, are often issued in private placement transactions, and are not registered under the Securities Act of 1933 (the “Act”). The most common types of restricted securities are those sold under Rule 144A of the Act and commercial paper sold under Section 4(2) of the Act.

A Fund may invest a portion of its net assets not to exceed 15% in securities that are illiquid. Illiquid securities are securities that may not be readily marketable, and that cannot be sold within seven days in the ordinary course of business at the approximate amount at which the Fund has valued the securities. Restricted securities are generally considered to be illiquid.

112	Notes to Financial Statements

Russell Investment Funds

Notes to Financial Statements, continued — December 31, 2008

The following table lists restricted securities held by a Fund that are illiquid. The following table does not include (1) securities deemed liquid by RIMCo or a money manager pursuant to Board approved policies and procedures or (2) illiquid securities that are not restricted securities as designated on the Fund’s Schedule of Investments.

Fund - % of Net Assets Securities	Acquisition Date	Principal Amount ($) or Shares	Cost per Unit $	Cost (000) $	Market Value (000) $

Aggressive Equity Fund - 0.2%
Monterey Gourmet Foods, Inc.	03/10/08	125,695	2.84	357	133
Retractable Technologies, Inc.	03/10/08	72,750	1.52	110	62

					195

Non-U.S. Fund - 0.4%
East Japan Railway Co.	11/18/08	52	7,885.95	410	415
Mizuho Financial Group, Inc.	02/28/08	168	2,598.19	436	501

					916

Core Bond Fund - 1.2%
Adam Aircraft Industries	02/13/08	55,855	99.05	55	5
Americo Life, Inc.	12/12/06	75,000	102.07	77	71
Ballyrock CDO, Ltd.	02/13/08	1,000,000	80.04	800	764
Black Diamond CLO, Ltd.	09/11/08	1,000,000	83.02	830	700
BNP Paribas Capital Trust	06/01/06	450,000	112.14	505	276
Bombardier, Inc.	11/10/06	EUR 125,000	128.47	161	104
Callidus Debt Partners Fund, Ltd.	09/26/08	973,409	77.81	757	779
Catlin Insurance Co., Ltd.	01/11/07	100,000	100.00	100	40
CIT Mortgage Loan Trust	10/05/07	327,778	100.00	328	267
CIT Mortgage Loan Trust	10/05/07	130,000	100.00	130	49
CIT Mortgage Loan Trust	10/05/07	180,000	100.00	180	61
DG Funding Trust	11/04/03	49	10,537.12	516	491
Freddie Mac REMICS	07/09/06	125,232	101.94	128	113
Freddie Mac REMICS	06/28/07	126,022	0.17	—	—
Freddie Mac REMICS	07/17/07	60,120	109.13	66	69
Symetra Financial Corp.	06/26/06	150,000	98.47	148	123
Washington Mutual Mortgage Pass Through Certificates	04/01/05	196,509	100.00	197	24

					3,936

Illiquid securities and restricted securities may be priced by the Funds using fair value procedures approved by the Board of Trustees.

Notes to Financial Statements	113

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders

of Russell Investment Funds:

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Multi-Style Equity Fund, Aggressive Equity Fund, Non-U.S. Fund, Real Estate Securities Fund, and Core Bond Fund (five of the portfolios constituting the Russell Investment Funds, hereafter referred to as the “Funds”) at December 31, 2008, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2008 by correspondence with the custodian, brokers and transfer agent, provide a reasonable basis for our opinion.

Seattle, Washington

February 12, 2009

114	Report of Independent Registered Public Accounting Firm

Russell Investment Funds

Tax Information — December 31, 2008 (Unaudited)

For the tax year ended December 31, 2008, the Funds hereby designate 100% or the maximum amount allowable, of its net taxable income as qualified dividends taxed at individual net capital gain rates.

The Form 1099 you receive in January 2009 will show the tax status of all distributions paid to your account in calendar year 2008.

The Funds designate dividends distributed during the fiscal year as qualifying for the dividends received deduction for corporate shareholders as follows:

Multi-Style Equity	100.0%
Aggressive Equity	100.0%
Non-U.S.	0.0%
Real Estate Securities	4.1%
Core Bond	0.0%

Pursuant to Section 852 of the Internal Revenue Code, the Funds designate the following amounts as long-term capital gain dividends for their taxable year ended December 31, 2008:

Long-Term Capital Gains

Multi-Style Equity	$3,971,718
Aggressive Equity	41,420
Non-U.S.	3,343,645
Real Estate Securities	0
Core Bond	2,360,093

Please consult a tax adviser for any questions about federal or state income tax laws.

The Non-U.S Fund paid foreign taxes of $1,007,175 and recognized $9,878,146 of foreign source income during the taxable year ended December 31, 2008. Pursuant to Section 853 of the Internal Revenue Code, the Fund designates $.0295 per share of foreign taxes paid and $.2891 of gross income per share earned from foreign sources in the taxable year ended December 31, 2008.

Tax Information	115

Russell Investment Funds

Basis for Approval of Investment Advisory Contracts (Unaudited)

Approval of Investment Advisory Agreement

The Board of Trustees, including all of the Independent Trustees, last considered and approved the continuation of the advisory agreement with RIMCo (the “RIMCo Agreement”) and the portfolio management contract with each Money Manager of the Funds (collectively, the “portfolio management contracts”) at a meeting held on April 22, 2008. During the course of a year, the Trustees receive a wide variety of materials regarding the investment performance of the Funds, sales and redemptions of the Funds’ shares, and the management of the Funds by RIMCo. In preparation for the annual review, the Independent Trustees, with the advice and assistance of their independent counsel, also requested and the Board considered (1) information and reports prepared by RIMCo relating to the services provided by RIMCo (and its affiliates) to the Funds; and (2) information (the “Third-Party Information”) received from an independent, nationally recognized provider of investment company information comparing the performance of each of the Funds and their respective operating expenses over various periods of time with other peer funds (“Comparable Funds”) not managed by RIMCo, believed by the provider to be generally comparable in investment objectives and size to the Funds; The foregoing information requested by the Trustees or provided by RIMCo is collectively called the “Agreement Renewal Information.” The Trustees’ evaluations also reflected the knowledge and familiarity gained as Board members of the Funds and other funds in the same complex with respect to services provided by RIMCo, RIMCo’s affiliates and each Money Manager. The Trustees received a memorandum from counsel to the Funds discussing the legal standards for their consideration of the continuations of the RIMCo Agreement and the portfolio management contracts and the Independent Trustees separately received a memorandum regarding their responsibilities from their independent counsel.

On April 21, 2008, the Independent Trustees met to review the Agreement Renewal Information in a private session with their independent counsel at which no representatives of RIMCo or the Funds’ management were present. At the April 22 meeting of the Board of Trustees, the Board, including the Independent Trustees, reviewed the proposed continuance of the RIMCo Agreement and the portfolio management contracts with management, counsel to the Funds and independent counsel to the Independent Trustees. Presentations made by RIMCo to the Board as part of this review encompassed the Funds and all other RIMCo-managed funds for which the Board has supervisory responsibility. Following this review, but prior to voting, the Independent Trustees again met in a private session with their independent counsel to evaluate additional information and analyses received from RIMCo and management at the Board meeting. The discussion below reflects all of these reviews.

In evaluating the portfolio management contracts, the Board considered that the Funds, in employing a manager-of-managers method of investment, operate in a manner that is distinctly different from most other investment companies. In the case of most other investment companies, an advisory fee is paid by the investment company to its adviser which, in turn, employs and compensates individual portfolio managers to make specific securities selections consistent with the adviser’s style and investment philosophy. RIMCo has engaged multiple unaffiliated Money Managers for all Funds.

The Board considered that RIMCo (rather than any Money Manager) is responsible under the RIMCo Agreement for determining, implementing and maintaining the investment program for each Fund. Assets of each Fund generally have been allocated among the multiple Money Managers selected by RIMCo, subject to Board approval, for that Fund. RIMCo manages directly a portion of certain Funds’ assets employing a “select holdings strategy,” as described below, and directly manages the investment of each Fund’s cash reserves. RIMCo also may manage directly any portion of each Fund’s assets that RIMCo determines not to allocate to the Money Managers and portions of a Fund during transitions between Money Managers. In all cases, assets are managed directly by RIMCo pursuant to authority provided by the RIMCo Agreement.

RIMCo is responsible for selecting, subject to Board approval, Money Managers for each Fund and for actively managing allocations and reallocations of assets among the Money Managers. RIMCo’s goal is to construct and manage diversified portfolios in a risk aware manner. Each Money Manager for a Fund in effect performs the function of an individual portfolio manager who is responsible for selecting portfolio securities for the portion of the Fund assigned to it by RIMCo (each, a “segment”) in accordance with the Fund’s applicable investment objective, policies and restrictions, any constraints placed by RIMCo upon their selection of portfolio securities and the Money Manager’s specified role in a Fund. RIMCo is responsible for communicating performance expectations to each Money Manager; supervising compliance by each Money Manager with each Fund’s investment objective and policies; authorizing Money Managers to engage in certain investment strategies for a Fund; and recommending annually to the Board whether portfolio management contracts should be renewed, modified or terminated. In addition to its annual recommendation as to the renewal, modification or termination of portfolio management contracts, RIMCo is responsible for recommending to the Board additions of new Money Managers or replacements of existing Money Managers at any time when, based on RIMCo’s research and ongoing review and analysis, such actions are appropriate. RIMCo may impose specific investment constraints from time to time for each Money Manager intended to capitalize on the strengths of that Money Manager or to coordinate the investment activities of Money Managers for the Fund in a complementary manner. Therefore, RIMCo’s selection of Money Managers is made not only on the basis of performance considerations but anticipated compatibility with other Money Managers in the same Fund. In light of the foregoing, the overall performance of each Fund over appropriate periods reflects, in great part, the performance of RIMCo in designing the Fund’s investment program, structuring the Fund, selecting an effective Money Manager with a particular investment style or sub-style for a segment that is complementary to the styles of the Money Managers of other Fund segments, and allocating assets among the Money Managers in a manner designed to achieve the objectives of the Fund.

116	Basis for Approval of Investment Advisory Contracts

Russell Investment Company

Basis for Approval of Investment Advisory Contracts, continued (Unaudited)

The Board considered that the prospectuses for the Funds and other public disclosures emphasize to investors RIMCo’s role as the principal investment manager for each Fund, rather than the investment selection role of the Funds’ Money Managers, and describe the manner in which the Funds operate so that investors may take that information into account when deciding to purchase shares of any such Fund.

The Board also considered the demands and complexity of managing the Funds pursuant to the manager-of-managers structure, the special expertise of RIMCo with respect to the manager-of-managers structure of the Funds and the likelihood that, at the current expense ratio of each Fund, there would be no acceptable alternative investment managers to replace RIMCo on comparable terms given the need to continue the manager-of-managers strategy of such Fund selected by shareholders in purchasing their shares.

In addition to these general factors relating to the manager-of-managers structure of the Funds, the Trustees considered, with respect to each Fund, various specific factors in evaluating renewal of the RIMCo Agreement, including the following:

1.	The nature, scope and quality of the services provided to the Fund by RIMCo;

2.	The advisory fee paid by the Fund to RIMCo and the fact that it encompasses all investment advisory fees paid by the Fund, including the fees for any Money Managers of such Fund;

3.	Information provided by RIMCo as to other fees and benefits received by RIMCo or its affiliates from the Fund, including any administrative, transfer agent, cash management and securities lending fees, soft dollar arrangements and commissions in connection with portfolio securities transactions;

4.	Information provided by RIMCo as to expenses incurred by the Fund; and

5.	Information provided by RIMCo as to the profits that RIMCo derives from its mutual fund operations generally and from the Fund.

As noted above, RIMCo, pursuant to the terms of the RIMCo Agreement, directly managed a portion—up to 10%—of the assets of the Multi-Style Equity Fund (the “Participating Fund”) during the past year utilizing a select holdings strategy, the actual allocation being determined by the Participating Fund’s RIMCo portfolio manager. The select holdings strategy utilized by RIMCo in managing such assets for the Participating Fund is designed to increase the Participating Fund’s exposure to stocks that are viewed as attractive by multiple Money Managers of the Participating Fund. The Board reviewed the results of the select holdings strategy in respect of the Participating Fund since implementation, taking into account that the strategy has been utilized for a limited period of time. The Trustees considered that RIMCo is not required to pay investment advisory fees to a Money Manager with respect to assets for which the select holdings strategy is utilized and that the profits derived by RIMCo generally and from the Participating Fund consequently may increase incrementally. The Board, however, also considered RIMCo’s advice that it pays certain Money Managers additional fees for providing information and other services in connection with the select holdings strategy and incurs additional costs in carrying out the select holdings strategy, the limited amount of assets that are managed directly by RIMCo pursuant to the select holdings strategy, and the fact that the aggregate investment advisory fees paid by the Participating Fund are not increased as a result of the select holdings strategy.

In evaluating the reasonableness of the Funds’ investment advisory fees in light of Fund performance, the Board considered that RIMCo, in the Agreement Renewal Information and at past meetings, noted differences between the investment strategies of certain Funds and their respective Comparable Funds in pursuing their investment objectives, including Fund strategies which seek to achieve a lower tracking error (i.e., the difference, whether positive or negative, between the return of a fund and its benchmark) and resulting lower return volatility than Comparable Funds. According to RIMCo, these strategies may be expected to result, and for certain Funds during the periods covered by the Third-Party Information did result, in lower performance than that of some of their respective Comparable Funds. According to RIMCo, the strategies pursued by the Funds, among other things, are intended to result in less volatile, more moderate returns relative to each Fund’s performance benchmark rather than more volatile, more extreme returns that its Comparable Funds may experience over time.

The Board considered for each Fund whether economies of scale have been realized and whether the fees for such Fund appropriately reflect or should be revised to reflect any such economies. The Board determined that, after giving effect to any applicable fee or expense caps, waivers and/or reimbursements, the investment advisory fees for each Fund appropriately reflect any economies of scale realized by that Fund, based upon such factors as the variability of Money Manager investment advisory fees and other factors associated with the manager-of-managers structure employed by the Funds. The Trustees considered that fees payable to RIMCo by institutional clients with investment objectives similar to those of the Funds and other funds under the Board’s supervision are lower, and may, in some cases by substantially lower that the rates paid by funds supervised by the Board, including the Funds. The Trustees considered the differences in the scope of services it provides to institutional clients and the Funds. In response to the Trustees’ inquiries, RIMCO has previously noted, among other things, that institutional clients have fewer administrative needs than the Funds. RIMCo noted that since the Funds must constantly issue and redeem their shares, they are more difficult to manage than institutional accounts, where assets are relatively stable. Accordingly, the Trustees did not regard these fee differences as relevant to their deliberations.

Basis for Approval of Investment Advisory Contracts	117

Russell Investment Company

Basis for Approval of Investment Advisory Contracts, continued (Unaudited)

On the basis of the Agreement Renewal Information, and other information previously received by the Board from RIMCo during the course of the current year or prior years or presented at the April 22 Board meeting by RIMCo, the Board, in respect of each Fund, found, after giving effect to any applicable waivers and/or reimbursements, (1) the advisory fee charged by RIMCo to be reasonable in light of the nature, scope and quality of the services provided to the Funds; (2) the relative expense ratio of the Fund was comparable to those of its Comparable Funds; (3) RIMCo’s methodology of allocating expenses of operating funds in the complex was reasonable; and (4) RIMCo’s profitability with respect to the Fund was not excessive in light of the nature, scope and quality of the services provided by RIMCo.

The Board further concluded that, under the circumstances, the performance of each of the Funds supported continuation of the RIMCo Agreement except that the Board concluded that, as discussed below, performance of the Non-U.S. Fund did not support a determination against continuation of the RIMCo Agreement in respect of that Fund. The Board, in assessing the Funds’ performance, focused upon each Fund’s performance for the 1-, 3- and 5-year periods as most relevant.

With respect to the RIF Non-U.S. Fund, the Third-Party Information showed that the Fund’s performance was ranked in the fourth quintile for the 1- and 3-year periods ended December 31, 2007 and in the third quintile for the 5- and 10-year periods ended such date. RIMCo noted that the quantitative investment strategy employed by one Money Manager for the Fund, like quantitative strategies generally, had been adversely affected by market conditions in the past year and that another Money Manager performed below expectations in a market environment that should have been more favorable for it and was subsequently replaced by a higher confidence manager. RIMCo noted further that the relatively small size of the RIF Non-U.S. Fund has constrained the number of Money Managers that may be employed to manage its portfolio, limiting its exposure to multiple, different investment strategies. Lastly, RIMCo noted that the Comparable Funds for the RIF Non-U.S. Fund have had greater emerging markets exposure and that the Fund tends to invest in larger cap stocks than the Comparable Funds, a tendency which has put it at a disadvantage in periods when emerging markets stocks and smaller cap stocks were the best performers.

In evaluating performance, the Board considered each Fund’s absolute performance and its performance relative to appropriate benchmarks and indices and its Comparable Funds. In assessing performance, the Board also considered RIMCo’s investment strategy of managing the Funds in a risk aware manner.

After considering the foregoing and other relevant factors, the Board concluded that continuation of the RIMCo Agreement on its current terms and conditions would be in the best interests of the Funds and their respective shareholders and voted to approve the continuation of the Agreement.

At the April 22 Board meeting, with respect to the evaluation of the terms of portfolio management contracts with Money Managers, the Board received and considered information from RIMCo reporting, among other things, for each Money Manager, the Money Manager’s performance over various periods; RIMCo’s assessment of the performance of each Money Manager; any significant business relationships between the Money Manager and RIMCo or Russell Financial Services, Inc., the Funds’ underwriter; and RIMCo’s recommendation to retain the Money Manager at the current fee rate, to retain the Money Manager at a reduced fee rate or to terminate the Money Manager. RIMCo recommended that each Money Manager be retained at its current fee rate. RIMCo has advised the Board that it does not regard Money Manager profitability as relevant to its evaluation of the portfolio management contracts with Money Managers because the willingness of Money Managers to serve in such capacity depends upon arm’s-length negotiations with RIMCo; RIMCo is aware of the fees charged by Money Managers to other clients; and RIMCo believes that the fees agreed upon with Money Managers are reasonable in light of the anticipated quality of investment advisory services to be rendered. The Board accepted RIMCo’s explanation in light of the Board’s findings as to the reasonableness of the aggregate investment advisory fees paid by each Fund and the fact that each Money Manager’s fee is paid by RIMCo.

Based substantially upon RIMCo’s recommendations, together with the information received from RIMCo in support of its recommendations at the April 22 meeting, the Board concluded that the fees paid to the Money Managers of each Fund are reasonable in light of the quality of the investment advisory services provided and that continuation of the portfolio management contract with each Money Manager of each Fund would be in the best interests of the Fund and its shareholders.

In their deliberations, the Trustees did not identify any particular information as to the RIMCo Agreement or, other than RIMCo’s recommendation, the portfolio management contract with any Money Manager that was all-important or controlling and each Trustee attributed different weights to the various factors considered. The Trustees evaluated all information available to them on a Fund-by-Fund basis and their determinations were made in respect of each Fund.

Subsequently, the Board of Trustees received a proposal from RIMCo at a meeting held on October 10, 2008, to effect a money manager change for the Multi-Style Equity Fund resulting from a change of control of one of the Fund’s Money Managers. In the case the proposed change, the Trustees approved the terms of the proposed portfolio management contract based substantially upon RIMCo’s recommendation to hire the Money Manager at the proposed fee rate; any significant business relationships between the Money Manager and RIMCo or Russell Financial Services, Inc. the Fund’s underwriter; RIMCo’s explanation as to the lack of relevance of profitability to the evaluation of portfolio management contracts with money managers because the willingness of Money Managers to serve in such capacity depends upon arm’s-length negotiations with RIMCo; RIMCo’s awareness of the fees charged by

118	Basis for Approval of Investment Advisory Contracts

Russell Investment Company

Basis for Approval of Investment Advisory Contracts, continued (Unaudited)

the Money Manager to other clients; and RIMCo’s belief that the proposed investment advisory fees would be reasonable in light of the anticipated quality of investment advisory services to be rendered. The Trustees also considered their findings at their April 22, 2008 meeting as to the reasonableness of the aggregate investment advisory fees paid by the Fund, and the fact that the aggregate investment advisory fees paid by the Fund would not increase as a result of the implementation of the proposed money manager change because the money managers’ investment advisory fee is paid by RIMCo.

Basis for Approval of Investment Advisory Contracts	119

Russell Investment Funds

Shareholder Requests for Additional Information — December 31, 2008 (Unaudited)

A complete unaudited schedule of investments is made available generally no later than 60 days after the end of the first and third quarters of each year. These reports are available (i) free of charge, upon request, by calling the Funds at (800) 787-7354, (ii) on the Securities and Exchange Commission’s website at www.sec.gov, and (iii) at the Securities and Exchange Commission’s public reference room.

The Board has delegated to RIMCo, as RIF’s investment adviser, the primary responsibility for monitoring, evaluating and voting proxies solicited by or with respect to issuers of securities in which assets of the Funds may be invested. RIMCo has established a proxy voting committee (“Committee”) and has adopted written proxy voting policies and procedures (“P&P”) and proxy voting guidelines (“Guidelines”). The Funds maintain a Portfolio Holdings Disclosure Policy that governs the timing and circumstances of disclosure to shareholders and third parties of information regarding the portfolio investments held by the Funds. A description of the P&P, Guidelines, Portfolio Holdings Disclosure Policy and additional information about Fund Trustees are contained in the Funds’ Statement of Additional Information (“SAI”). The SAI is available (i) free of charge, upon request, by calling the Funds at (800) 787-7354, and (ii) on the Securities and Exchange Commission’s website at www.sec.gov.

If possible, depending on contract owner registration and address information, and unless you have otherwise opted out, only one copy of the RIF prospectus and each annual and semi-annual report will be sent to contract owners at the same address. If you would like to receive a separate copy of these documents, please contact your Insurance Company. If you currently receive multiple copies of the prospectus, annual report and semi-annual report and would like to request to receive a single copy of these documents in the future, please call your Insurance Company.

Some Insurance Companies may offer electronic delivery of the Funds’ prospectus and annual and semiannual reports. Please contact your Insurance Company for further details.

120	Shareholder Requests for Additional Information

Russell Investment Funds

Disclosure of Information about Fund Trustees and Officers — December 31, 2008 (Unaudited)

The following tables provide information for each officer and trustee of the Russell Fund Complex. The Russell Fund Complex consists of Russell Investment Company (“RIC”), which has 38 funds, and Russell Investment Funds (“RIF”), which has 9 funds. Each of the trustees is a trustee of both RIC and RIF. The first table provides information for the interested trustee. The second table provides information for the independent trustees. The third table provides information for the trustees emeritus. The fourth table provides information for the officers.

Name, Age, Address	Position(s) Held with Fund and Length of Time Served	Term of Office*	Principal Occupation(s) During the Past 5 Years	No. of Portfolios in Russell Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
INTERESTED TRUSTEES
#Greg J. Stark Born May 3, 1968 909 A Street Tacoma, Washington 98402-1616	President and Chief Executive Officer since 2004 Trustee since 2007	Appointed until successor is duly elected and qualified Until successor is chosen and qualified by Trustees	• President and CEO RIC and RIF • Chairman of the Board, President and CEO, RIMCo • Chairman of the Board, President and CEO, Russell Fund Services Company (“RFSC”) • Chairman of the Board, President and CEO, Russell Financial Services, Inc. • Chairman of the Board and President, Russell Insurance Agency, Inc. (insurance agency (“RIA”)) • Until 2004, Managing Director, of Individual Investor Services, FRC • 2000 to 2004 Managing Director, Sales and Client Service, RIMCo	47	None
INDEPENDENT TRUSTEES
Thaddas L. Alston Born April 7, 1945 909 A Street Tacoma, Washington 98402-1616	Trustee since 2006	Appointed until successor is duly elected and qualified	• Senior Vice President, Larco Investments, Ltd. (real estate firm)	47	None

Kristianne Blake, Born January 22, 1954 909 A Street Tacoma, Washington 98402-1616	Trustee since 2000 Chairman since 2005	Appointed until successor is duly elected and qualified Annual	• Director and Chairman of the Audit Committee, Avista Corp. • Trustee and Chairman of the Operations Committee, Principal Investors Funds and Principal Variable Contracts Funds • Regent, University of Washington • President, Kristianne Gates Blake, P.S. (accounting services) • February 2002 to June 2005, Chairman of the Audit Committee, RIC and RIF Trustee and Chairman of the Operations and Distribution Committee, WM Group of Funds, 1999–2006	47	• Director, Avista Corp; (electric utilities) • Trustee, Principal Investors Funds (investment company); • Trustee, Principal Variable Contracts Funds (investment company)

Daniel P. Connealy Born June 6, 1946 909 A Street Tacoma, Washington 98402-1616	Trustee since 2003 Chairman of Audit Committee since 2005	Appointed until successor is duly elected and qualified Appointed until successor is duly elected and qualified	• June 2004 to present, Senior Vice President and Chief Financial Officer, Waddell & Reed Financial, Inc. • 2001–2003, Vice President and Chief Financial Officer, Janus Capital Group Inc.	47	None

#	Mr. Stark is also an officer and/or director of one or more affiliates of RIC and RIF and is therefore an Interested Trustee.

Disclosure of Information about Fund Trustees and Officers	121

Russell Investment Funds

Disclosure of Information about Fund Trustees and Officers, continued — December 31, 2008 (Unaudited)

Name, Age, Address	Position(s) Held With Fund and Length of Time Served	Term of Office*	Principal Occupation(s) During the Past 5 Years	No. of Portfolios in Russell Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
INDEPENDENT TRUSTEES (continued)
Jonathan Fine Born July 8, 1954 909 A Street Tacoma, Washington 98402-1616	Trustee since 2004	Appointed until successor is duly elected and qualified	• President and Chief Executive Officer, United Way of King County, WA	47	None

Raymond P. Tennison, Jr. Born December 21, 1955 909 A Street Tacoma, Washington 98402-1616	Trustee since 2000 Chairman of the Nominating and Governance Committee since 2007	Appointed until successor is duly elected and qualified. Appointed until successor is duly elected and qualified	• President, Simpson Investment Company and several additional subsidiary companies, including Simpson Timber Company, Simpson Paper Company and Simpson Tacoma Kraft Company	47	None

Jack R. Thompson, Born March 21, 1949 909 A Street Tacoma, Washington 98402-1616	Trustee since 2005	Appointed until successor is duly elected and qualified	• September 2003 to present, Independent Board Chair and Chairman of the Audit Committee, Sparx Asia Funds • September 2007 to present, Director, Board Chairman, and Audit Committee Chairman, LifeVantage Corporation (health products company) • May 1999 to May 2003, President, Chief Executive Officer and Director, Berger Financial Group, LLC • May 1999 to May 2003, President and Trustee, Berger Funds	47	• Director, Sparx Asia Funds (investment company) • Director, Board Chairman, and Audit Committee Chairman, LifeVantage Corporation (health products company)

Julie W. Weston, Born October 2, 1943 909 A Street Tacoma, Washington 98402-1616	Trustee since 2002 Chairperson of the Investment Committee since 2006	Appointed until successor is duly elected and qualified Appointed until successor is duly elected and qualified	• Retired	47	None

*	Each Trustee is subject to mandatory retirement at age 72.

122	Disclosure of Information about Fund Trustees and Officers

Russell Investment Funds

Disclosure of Information about Fund Trustees and Officers, continued — December 31, 2008 (Unaudited)

Name, Age, Address	Position(s) Held with Fund and Length of Time Served	Term of Office	Principal Occupation(s) During the Past 5 Years	No. of Portfolios in Russell Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
TRUSTEES EMERITUS
*George F. Russell, Jr., Born July 3, 1932 909 A Street Tacoma, Washington 98402-1616	Trustee Emeritus and Chairman Emeritus since 1999	Until resignation or removal	• Director Emeritus, Frank Russell Company (investment consultant to institutional investors (“FRC”)); and RIMCo • Chairman Emeritus, RIC and RIF; Russell Implementation Services Inc. (broker-dealer and investment adviser (“RIS”)); Russell 20-20 Association (non-profit corporation); and Russell Trust Company (non-depository trust company (“RTC”)) • Chairman, Sunshine Management Services, LLC (investment adviser)	47	None

Paul E. Anderson, Born October 15, 1931 909 A Street Tacoma, Washington 98402-1616	Trustee Emeritus since 2007	Five year term	• President, Anderson Management Group LLC (private investments consulting) • February 2002 to June 2005, Lead Trustee, RIC and RIF • Trustee of RIC and RIF until 2006 • Chairman of the Nominating and Governance Committee 2006	47	None

William E. Baxter, Born June 8, 1925 909 A Street Tacoma, Washington 98402-1616	Trustee Emeritus since 2004	Five year term	• Retired since 1986 • Trustee of RIC and RIF until 2004	47	None

Lee C. Gingrich, Born October 6, 1930 909 A Street Tacoma, Washington 98402-1616	Trustee Emeritus since 2006	Five year term	• Retired since 1995 • Trustee of RIC and RIF until 2005 • Chairman of the Nominating and Governance Committee 2001–2005	47	None

Eleanor W. Palmer, Born May 5, 1926 909 A Street Tacoma, Washington 98402-1616	Trustee Emeritus since 2004	Five year term	• Retired since 1981 • Trustee of RIC and RIF until 2004	47	None

*	Mr. Russell is also a director emeritus of one or more affiliates of RIC and RIF.

Disclosure of Information about Fund Trustees and Officers	123

Russell Investment Funds

Disclosure of Information about Fund Trustees and Officers, continued — December 31, 2008 (Unaudited)

Name, Age, Address	Position(s) Held with Fund and Length of Time Served	Term of Office	Principal Occupation(s) During the Past 5 Years
OFFICERS
Cheryl Wichers Born December 16, 1966 909 A Street Tacoma, Washington 98402-1616	Chief Compliance Officer since 2005	Until removed by Independent Trustees	• Chief Compliance Officer, RIC • Chief Compliance Officer, RIF • Chief Compliance Officer, RIMCo • Chief Compliance Officer, RFSC • April 2002–May 2005, Manager, Global Regulatory Policy

Greg J. Stark, Born May 3, 1968 909 A Street Tacoma, Washington 98402-1616	President and Chief Executive Officer since 2004	Until successor is chosen and qualified by Trustees

•  President and CEO, RIC and RIF

•  Chairman of the Board, President and CEO, RIMCo

•  Chairman of the Board, President and CEO, Russell Financial Services, Inc.

•  Chairman of the Board, President and CEO, RFSC

•  Chairman of the Board and President, Russell Insurance Agency, Inc. (insurance agency (“RIA”))

•  Until 2004, Managing Director of Individual Investor Services, FRC

•  2000 to 2004, Managing Director, Sales and Client Service, RIMCo

Mark E. Swanson, Born November 26, 1963 909 A Street Tacoma, Washington 98402-1616	Treasurer and Chief Accounting Officer since 1998	Until successor is chosen and qualified by Trustees

•  Treasurer, Chief Accounting Officer and CFO, RIC and RIF

•  Director, Funds Administration, RIMCo, RFSC, RTC and Russell Financial Services, Inc.

•  Treasurer and Principal Accounting Officer, SSgA Funds

Peter Gunning, Born February 22, 1967 909 A Street Tacoma, Washington 98402-1616	Chief Investment Officer since 2008	Until removed by Trustees	• Chief Investment Officer, RIC, RIF • 1996 to 2008 Chief Investment Officer, Russell, Asia Pacific

Gregory J. Lyons, Born August 24, 1960 909 A Street Tacoma, Washington 98402-1616	Secretary since 2007	Until successor is chosen and qualified by Trustees	• Associate General Counsel and Assistant Secretary FRC and RIA • Director and Secretary, RIMCo, RFSC and Russell Financial Services, Inc. • Secretary and Chief Legal Counsel, RIC and RIF

124	Disclosure of Information about Fund Trustees and Officers

Russell Investment Funds

909 A Street, Tacoma, Washington 98402

(800) 787-7354

Interested Trustees

Greg J. Stark

Independent Trustees

Thaddas L. Alston

Kristianne Blake

Daniel P. Connealy

Jonathan Fine

Raymond P. Tennison, Jr.

Jack R. Thompson

Julie W. Weston

Trustees Emeritus

George F. Russell, Jr.

Paul E. Anderson

William E. Baxter

Lee C. Gingrich

Eleanor W. Palmer

Officers

Greg J. Stark, President and Chief Executive Officer

Cheryl Wichers, Chief Compliance Officer

Peter Gunning, Chief Investment Officer

Mark E. Swanson, Treasurer and Chief Accounting Officer

Gregory J. Lyons, Secretary

Adviser

Russell Investment Management Company

909 A Street

Tacoma, WA 98402

Administrator and Transfer and Dividend Disbursing Agent

Russell Fund Services Company

909 A Street

Tacoma, WA 98402

Custodian

State Street Bank and Trust Company

Josiah Quincy Building

200 Newport Avenue

North Quincy, MA 02171

Office of Shareholder Inquiries

909 A Street

Tacoma, WA 98402

(800) 787-7354

Legal Counsel

Dechert LLP

200 Clarendon Street, 27th Floor

Boston, MA 02116-5021

Distributor

Russell Financial Services, Inc.

909 A Street

Tacoma, WA 98402

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

1420 5th Avenue

Suite 1900

Seattle, WA 98101

Money Managers as of December 31, 2008

Multi-Style Equity Fund

Arnhold and S. Bleichroeder Advisers, LLC, New York, NY

Columbus Circle Investors, Stamford, CT

DePrince, Race & Zollo, Inc., Winter Park, FL

Institutional Capital LLC, Chicago, IL

Jacobs Levy Equity Management, Inc., Florham Park, NJ

Montag & Caldwell, Inc., Atlanta, GA

Suffolk Capital Management, LLC, New York, NY

Turner Investment Partners, Inc., Berwyn, PA

Aggressive Equity Fund

ClariVest Asset Management LLC, San Diego, CA

DePrince, Race & Zollo, Inc., Winter Park, FL

Gould Investment Partners LLC, Berwyn, PA

Jacobs Levy Equity Management, Inc., Florham Park, NJ

PanAgora Asset Management, Inc., Boston, MA

Ranger Investment Management, L.P., Dallas, TX

Signia Capital Management, LLC, Spokane, WA

Tygh Capital Management, Inc., Portland, OR

Non-U.S. Fund

Altrinsic Global Advisors, LLC, Stamford, CT

AQR Capital Management, LLC, Greenwich, CT

MFS Institutional Advisors, Inc., Boston, MA

Wellington Management Company, LLP, Boston, MA

Real Estate Securities Fund

AEW Management and Advisors, L.P., Boston, MA

Cohen & Steers Capital Management, Inc., New York, NY

Heitman Real Estate Securities LLC, Chicago, IL

INVESCO Institutional (N.A.), Inc. which acts as a money manager to the Fund through its INVESCO Real Estate division, Dallas, TX

RREEF America L.L.C., Chicago, IL

Core Bond Fund

Goldman Sachs Asset Management, L.P., New York, NY

Metropolitan West Asset Management, LLC, Los Angeles, CA

Pacific Investment Management Company LLC, Newport Beach, CA

This report is prepared from the books and records of the Funds and is submitted for the general information of shareholders and is not authorized for distribution to prospective investors unless accompanied or preceded by an effective Prospectus. Nothing herein contained is to be considered an offer of sale or a solicitation of an offer to buy shares of Russell Investment Funds. Such offering is made only by Prospectus, which includes details as to offering price and other material information.

Adviser, Money Managers and Service Providers	125

Russell Investment Funds	909 A Street	800-787-7354
	Tacoma, Washington 98402	Fax: 253-591-3495
www.russell.com

36-08-023

Item 2.	Code of Ethics. [Annual Report Only]

(a)	As of the end of the period covered by the report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer and principal financial officer (“Code”).

(b)	That Code comprises written standards that are reasonably designed to deter wrongdoing and to promote:

1)	honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;

2)	full, fair, accurate, timely and understandable disclosure in reports and documents that a registrant files with, or submits to, the Securities and Exchange Commission (“SEC”) and in other public communications made by each Mutual Fund;

3)	compliance with applicable laws and governmental rules and regulations;

4)	the prompt internal reporting to an appropriate person or persons identified in the Code of violations of the Code; and

5)	accountability for adherence to the Code.

(c)	The Code was restated as of December 6, 2004; the restatement did not involve any material change.

(d)	As of the end of the period covered by the report, there have been no waivers granted from a provision of the Code that applies to the registrant’s principal executive officer and principal financial officer.

(e)	Not applicable.

(f)	The registrant has filed with the SEC, pursuant to Item 12(a)(1), a copy of the Code that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, as an exhibit to its annual report on this Form N-CSR.

Item 3.	Audit Committee Financial Expert. [Annual Report Only]

Registrant’s board of trustees has determined at a meeting held on February 23, 2005, that the Registrant has at least one audit committee financial expert serving on its audit committee. Daniel P. Connealy was determined to be the Audit Committee Financial Expert and is also determined to be “independent” for purposes of Item 3, paragraph (a)(2)(i) and (ii) of Form N-CSR.

Item 4.	Principal Accountant Fees and Services. [Annual Report Only]

Audit Fees

(a) The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years were as follows:

2007	$249,100
2008	$236,130

Audit-Related Fees

(b) The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item and the nature of the services comprising those fees were as follows:

	Fees	Nature of Services
2007	$7,651	Performance of agreed-upon procedures with respect to 06/30/07 semi-annual reports
2008	$2,305	Performance of agreed-upon procedures with respect to 06/30/08 semi-annual reports

Tax Fees

(c) The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning and the nature of the services comprising the fees were as follows:

	Fees	Nature of Services
2007	$62,100	Tax services
2008	$66,440	Tax services

All Other Fees

(d) The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item and the nature of the services comprising those fees were as follows:

	Fees	Nature of Services
2007	$1,210	Anti-money laundering, overhead/travel
2008	$892	Overhead/travel

(e) (1) Registrant’s audit committee has adopted the following pre-approval policies and procedures for certain services provided by Registrant’s accountants:

Russell Investment Company

Russell Investment Funds

Audit and Non-Audit Services Pre-Approval Policy

Effective Date: May 19, 2003

As amended through November 14, 2005

I.	Statement of Purpose.

This Policy has been adopted by the Audit Committee (the “RIC Audit Committee”) of the Board of Trustees of Russell Investment Company (“RIC”) and the Audit Committee (the “RIF Audit Committee”) of the Russell Investment Funds (“RIF”) to apply to any and all engagements of the independent auditor to RIC and RIF, respectively, for audit, non-audit, tax or other services. In the case of RIC, the term “Audit Committee” as used in this policy shall refer to the RIC Audit Committee and the term “Fund” shall refer to RIC. In the case of RIF, the term “Audit Committee” as used in this Policy shall refer to the RIF Audit Committee and the term “Fund” shall refer to RIF. The term “Investment Adviser” shall refer to Russell Investment Management Company. This Policy does not delegate to management the responsibilities set forth herein for the pre-approval of services performed by the Funds’ independent auditor.

II.	Statement of Principles.

Under the Sarbanes-Oxley Act of 2002 (the “Act”), the Audit Committee of the Fund’s Board of Trustees (the “Audit Committee”) is charged with responsibility for the appointment, compensation and oversight of the work of the independent auditor for the Fund. As part of these responsibilities, the Audit Committee is required to pre-approve the audit services and permissible non-audit services (“non-audit services”) performed by the independent auditor for the Fund to assure that the independence of the auditor is not in any way compromised or impaired. In determining whether an auditor is independent, there are three guiding principles under the Act that must be considered. In general, the independence of the auditor to the Fund would be deemed impaired if the auditor provides a service whereby it:

•	Functions in the role of management of the Fund, the adviser of the Fund or any other affiliate* of the Fund;

•	Is in the position of auditing its own work; or

•	Serves in an advocacy role for the Fund, the adviser of the Fund or any other affiliate of the Fund.

Accordingly, it is the policy of the Fund that the independent auditor for the Fund must not be engaged to perform any service that contravenes any of the three guidelines set forth above, or which in any way could be deemed to impair or compromise the independence of the auditor for

*	For purposes of this Policy, an affiliate of the Funds is defined as the Funds’ investment adviser (but not a sub-adviser whose role is primarily portfolio management and whose activities are overseen by the principal investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Fund.

the Fund. This Policy is designed to accomplish those requirements and will henceforth be applied to all engagements by the Fund of its independent auditor, whether for audit, audit-related, tax, or other non-audit services.

Rules adopted by the United States Securities and Exchange Commission (the “SEC”) establish two distinct approaches to the pre-approval of services by the Audit Committee. The proposed services either may receive general pre-approval through adoption by the Audit Committee of a list of authorized services for the Fund, together with a budget of expected costs for those services (“general pre-approval”), or specific pre-approval by the Audit Committee of all services provided to the Fund on a case-by-case basis (“specific pre-approval”). The Audit Committee believes that the combination of these two approaches reflected in this Policy will result in an effective and efficient procedure for the pre-approval of permissible services performed by the Fund’s independent audit. The appendices to this Policy list the audit, audit-related, tax and other services that have the general pre-approval of the Audit Committee. As set forth in this Policy, unless a particular service has received general pre-approval, those services will require specific pre-approval by the Audit Committee before any such services can be provided by the independent auditor. Any proposed service to the Fund that exceeds the pre-approved budget for those services will also require specific pre-approval by the appropriate Audit Committee.

In assessing whether a particular audit or non-audit service should be approved, the Audit Committee will take into account the ratio between the total amounts paid for audit, audit-related, tax and other services, based on historical patterns at the Fund, with a view toward assuring that the level of fees paid for non-audit services as they relate to the fees paid for audit services does not compromise or impair the independence of the auditor. The Audit Committee will review the list of general pre-approved services, including the pre-approved budget for those services, at least annually and more frequently if deemed appropriate by the Audit Committee, and may implement changes thereto from time to time.

III.	Delegation.

As provided in the Act and in the SEC’s rules, the Audit Committee from time to time may delegate either general or specific pre-approval authority to one or more of its members. Any member to whom such authority is delegated must report, for informational purposes only, any pre-approval decisions to the Audit Committee at its next scheduled meeting.

IV.	Audit Services.

The annual audit services engagement terms and fees for the independent auditor for the Fund require specific pre-approval of the Audit Committee. Audit services include the annual financial statement audit and other procedures required to be performed by the independent auditor in order to be able to form an opinion on the financial statements for the Fund for that year. These other procedures include reviews of information systems, procedural reviews and testing performed in order to understand and rely on the Fund’s systems of internal control, and consultations relating to the audit. Audit services also include the attestation engagement for the independent auditor’s report on the report from management on financial reporting internal controls. The Audit Committee will review the audit services engagement as necessary or appropriate in the sole judgment of the Audit Committee.

In addition to the pre-approval by the Audit Committee of the annual engagement of the independent auditor to perform audit services, the Audit Committee may grant general pre-approval to other audit services, which are those services that only the independent auditor reasonably can provide. These may include statutory audits and services associated with the Fund’s SEC registration statement on Form N-1A, periodic reports and documents filed with the SEC or other documents issued in connection with the Fund’s securities offerings.

The Audit Committee has pre-approved the audit services set forth in Schedule A of the Audit and Non-Audit Pre-Approved Services. All other audit services not listed in Schedule A of the Audit and Non-Audit Pre-Approved Services must be specifically pre-approved by the Audit Committee.

V.	Audit-Related Services.

Audit-related services are assurance and related services that are reasonably related to the performance of the audit or review of the financial statements for the Fund, or the separate financial statements for a series of the Fund that are traditionally performed by the independent auditor. Because the Audit Committee believes that the provision of audit-related services does not compromise or impair the independence of the auditor and is consistent with the SEC’s rules on auditor independence, the Audit Committee may grant pre-approval to audit related services. “Audit related services” include, among others, accounting consultations related to accounting, financial reporting or disclosure matters not classified as “audit services;” assistance with understanding and implementing new accounting and financial report or disclosure matters not classified as “audit services;” assistance with understanding and implementing new accounting and financial reporting guidance from rulemaking authorities; agreed upon or expanded audit procedures related to accounting and/or billing records required to respond to or comply with financial, accounting or regulatory reporting matters; and assistance with internal reporting requirements under Form N-SAR and Form N-CSR.

The Audit Committee has pre-approved the audit-related services set forth in Schedule B of the Audit and Non-Audit Pre-Approved Services. All other audit-related services not listed in Schedule B of the Audit and Non-Audit Pre-Approved Services must be specifically pre-approved by the Audit Committee.

VI.	Tax Services.

The Audit Committee believes that the independent auditor can provide tax services to the Fund, such as tax compliance, tax planning and tax advice, without impairing the auditor’s independence and the SEC has stated that the independent auditor may provide such services. Consequently, the Audit Committee believes that it may grant general pre-approval to those tax services that have historically been provided by the auditor, that the Audit Committee has reviewed and believes would not impair the independence of the auditor, and that are consistent with the SEC’s rules on auditor independence. However, the Audit Committee will not permit the retention of the independent auditor to provide tax advice in connection with any transaction recommended by the independent auditor, the sole business purpose of which may be tax avoidance and the tax treatment of which may not be supported by the United States Internal Revenue Code and related regulations or the applicable tax statutes and regulations that apply to the Funds investments outside the United States. The Audit Committees will consult with the Treasurer of the Fund or outside counsel to determine that the Fund’s tax planning and reporting positions are consistent with this policy. The Audit Committee has pre-approved the tax services set forth in Schedule C of the Audit and Non-Audit Pre-Approved Services. All other tax services not listed in Schedule C of the Audit and Non-Audit Pre-Approved Services must be specifically pre-approved by the Audit Committee.

VII.	All Other Services.

The Audit Committee believes, based on the SEC’s rules prohibiting the independent auditor from providing specific non-audit services, that other types of non-audit services are permitted. Accordingly, the Audit Committee believes that it may grant general pre-approval to those permissible non-audit services classified as “all other” services that the Audit Committee believes are routine and recurring services, would not impair or compromise the independence of the auditor and are consistent with the SEC’s rules on auditor independence.

The Audit Committee has pre-approved the permissible “all other services” set forth in Schedule D of the Audit and Non-Audit Pre-Approved Services. Permissible “all other services” not listed in Schedule D of the Audit and Non-Audit Pre-Approved Services must be specifically pre-approved by the Audit Committee.

A list of the SEC’s prohibited non-audit services is attached to this Policy as Schedule E of the Audit and Non-Audit Pre-Approved Services. The SEC’s rules and relevant official interpretations and guidance should be consulted to determine the scope of these prohibited services and the applicability of any exceptions to certain of the prohibitions. Under no circumstance may an executive, manager or associate of the Fund, or the Investment Adviser, authorize the independent auditor for the Fund to provide prohibited non-audit services.

VIII.	Pre-Approval Fee Levels or Budgeted Amounts.

Pre-Approval fee levels or budgeted amounts for all services to be provided by the independent auditor will be established annually by the Audit Committee and shall be subject to periodic subsequent review during the year if deemed appropriate by the Audit Committee. (Separate amounts may be specified for the Fund and for other affiliates in the investment company complex subject to pre-approval). Any proposed services exceeding these levels or amounts will require specific pre-approval by the Audit Committee. The Audit Committee will be mindful of the overall relationship of fees for audit and non-audit services in determining whether to pre-approve any such services. For each fiscal year, the Audit Committee may determine the appropriateness of the ratio between the total amount of fees for Audit, Audit-related, and Tax services for the Fund (including any Audit-related or Tax services fees for affiliates subject to pre-approval), and the total amount of fees for certain permissible non-audit services classified as “all other services” for the Fund (including any such services for affiliates subject to pre-approval by the Audit Committee).

IX.	Procedures.

All requests or applications for services to be provided by the independent auditor that do not require specific pre-approval by the Audit Committee will be submitted to the “RIC/RIF Clearance Committee” (the “Clearance Committee”) (which shall be comprised of not less than three members, including the Treasurer of the Fund who shall serve as its Chairperson) and must include a detailed description of the services to be rendered and the estimated costs of those services. The Clearance Committee will determine whether such services are included within the list of services that have received general pre-approval by the Audit Committee. The Audit Committee will be informed not less frequently than quarterly by the Chairperson of the Clearance Committee of any such services rendered by the independent auditor for the Fund and the fees paid to the independent auditors for such services.

Requests or applications to provide services that require specific pre-approval by the Audit Committee will be submitted to the Audit Committee by both the independent auditor and the Clearance Committee and must include a joint certification by the engagement partner of the independent auditor and the Chairperson of the Clearing Committee that, in their view, the request or application is consistent with the SEC’s rules governing auditor independence.

The Internal Audit Department of Frank Russell Company, the parent company of RFSC, and the officers of RIC and RIF will report to the Chairman of the Audit Committee any breach of this Policy that comes to the attention of the Internal Audit Department of Frank Russell Company or an officer of RIC or RIF.

X.	Additional Requirements.

The Audit Committee has determined to take additional measures on an annual basis to meet its responsibility to oversee the work performed by the independent auditor and to assure the internal auditor’s continuing independence from the Fund and its affiliates, including Frank Russell Company. Such efforts will include, but not be limited to, reviewing a written annual statement from the independent auditor delineating all relationships between the independent auditor and RIC, RIF, and Russell and its subsidiaries and affiliates, consistent with Independence Standards Board Standard No. 1, and discussing with the independent auditor its methods and procedures for ensuring its independence.

(e) (2) The percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X is as follows:

Audit Fees	100%
Audit-Related Fees	100%
Tax Fees	100%
All Other Fees	100%

(f) For services, 50 percent or more of which were pre-approved, the percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees was 0%.

(g) The aggregate non-audit fees billed by registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant were as follows:

2007	$11,581
2008	$0

(h) The registrant’s audit committee of the board of trustees has considered whether the provision of nonaudit services that were rendered to the registrant’s investment adviser (not including any subadviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5.	Audit Committee of Listed Registrants. [Not Applicable]

Item 6.	[Schedules of Investments are included as part of the Report to Shareholders filed under Item 1 of this form]

Items 7-9.	[Not Applicable]

Item 10.	Submission of Matters to a Vote of Security Holders

There have been no changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees that would require disclosure herein.

Item 11.	Controls and Procedures

(a) Registrant’s principal executive officer and principal financial officer have concluded that Registrant’s disclosure controls and procedures (as defined in Rule 30a-2(c) under the Investment Company Act of 1940 (the “Act”)) are effective, based on their evaluation of these controls and procedures as of a date within 90 days of the date this report is filed with the Securities and Exchange Commission.

(b) There were no significant changes in Registrant’s internal control over financial reporting that occurred during the period covered by this report that has materially affected or is likely to materially affect Registrant’s internal control over financial reporting.

Item 12.	Exhibit List

(a) Registrant’s code of ethics described in Item 2.

(b) Certification for principal executive officer of Registrant as required by Rule 30a-2(a) under the Act and certification for principal financial officer of Registrant as required by Rule 30a-2(a) under the Act.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Russell Investment Funds

By:	/s/ Greg J. Stark
Greg J. Stark
Principal Executive Officer and Chief Executive Officer

Date: March 6, 2009

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ Greg J. Stark
Greg J. Stark
Principal Executive Officer and Chief Executive Officer

Date: March 6, 2009

By:	/s/ Mark E. Swanson
Mark E. Swanson
Principal Financial Officer, Principal Accounting Officer and Treasurer

Date: March 6, 2009